UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22559
First Trust Exchange-Traded Fund IV
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust North American
Energy Infrastructure Fund
EMLP | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust North American Energy Infrastructure Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/EMLP. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust North American Energy Infrastructure Fund	$101	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 13.67% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, a blended benchmark consisting of a 50/50 blend of the PHLX Utility Sector Index and the Alerian MLP Total Return Index, which returned 12.60% for the same Period.
This outperformance was attributable to overweight positions in natural gas pipeline and infrastructure companies that outperformed the blended benchmark. An underweight position in a cyclical master limited partnership (“MLP”) that underperformed the blended benchmark also contributed to the Fund’s relative performance. In the opinion of the Fund’s sub-advisor, Energy Income Partners, LLC (“EIP”), natural gas pipeline and infrastructure companies are well positioned to benefit from growing electricity demand and the need for more natural gas generation, along with increasing liquefied natural gas export capacity. EIP has sought to consistently run a more conservative portfolio with a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows compared to the blended benchmark.
The Fund posted positive returns for the Period as dividend income and earnings growth of the pipeline companies, pipeline MLPs and electric utilities benefited the Fund’s portfolio. This was partially offset by slight multiple contractions of the companies in the Fund for the Period.
Top Contributors:
  Enterprise Products Partners, L.P.
  DT Midstream, Inc.
  Quanta Services, Inc.
  National Fuel Gas Co.
  MPLX, L.P.

Top Detractors:
  ONEOK, Inc.
  XPLR Infrastructure, L.P.
  Public Service Enterprise Group, Inc.
  Targa Resources Corp.
  AES (The) Corp.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust North American Energy Infrastructure Fund	13.67%	17.90%	9.16%
Blended Benchmark(1)	12.60%	20.80%	10.31%
S&P 500® Index	21.45%	17.64%	14.64%
(1)
The Blended Benchmark consists of the following two indices: 50% of the PHLX Utility Sector Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization weighted composite of the 27 most prominent energy Master Limited Partnerships (MLPs).

Visit www.ftportfolios.com/etf/EMLP for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$3,311,882,553
Total number of portfolio holdings	63
Total advisory fee paid	$30,042,737
Portfolio turnover rate	36%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Enterprise Products Partners, L.P.	7.9%
Energy Transfer, L.P.	7.5%
MPLX, L.P.	5.0%
Plains GP Holdings, L.P., Class A	4.4%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class	4.3%
Kinder Morgan, Inc.	4.0%
National Fuel Gas Co.	3.6%
PPL Corp.	2.9%
American Electric Power Co., Inc.	2.6%
Entergy Corp.	2.2%
Industry Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/EMLP to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust North American Energy Infrastructure Fund (EMLP)

First Trust EIP Power Solutions ETF
FPWR | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust EIP Power Solutions ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FPWR. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust EIP Power Solutions ETF	$104	0.96%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.34% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the PHLX Utility Sector Index, which returned 12.57% for the same Period.
This outperformance relative to the benchmark was attributable to overweight positions in natural gas pipeline and infrastructure companies that were not included in the benchmark. In the opinion of Energy Income Partners, LLC (“EIP”), the Fund’s sub-advisor, these companies are well positioned to benefit from growing electricity demand and the need for natural gas generation, along with increasing liquefied natural gas export capacity. EIP has sought to consistently run a more conservative portfolio with a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows compared to the benchmark.
The Fund posted positive returns for the Period as dividend income and earnings growth of the natural gas pipeline companies and electric utilities benefited the portfolio. This was partially offset by underperformance of some renewable and liquid pipeline companies in the Fund during the Period.
Top Contributors:
  DT Midstream, Inc.
  Atmos Energy Corp.
  Quanta Services, Inc.
  American Electric Power Co., Inc.
  Xcel Energy, Inc.

Top Detractors:
  XPLR Infrastructure, L.P.
  Targa Resources Corp.
  AES (The) Corp.
  Public Service Enterprise Group, Inc.
  Orsted A/S
FUND PERFORMANCE (August 19, 2019 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (8/19/19)
First Trust EIP Power Solutions ETF	16.34%	11.57%	10.74%
PHLX Utility Sector Index	12.57%	9.82%	9.15%
S&P 500® Index	21.45%	17.64%	16.49%
Visit www.ftportfolios.com/etf/FPWR for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$18,322,049
Total number of portfolio holdings	64
Total advisory fee paid	$154,884
Portfolio turnover rate	67%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class	4.4%
American Electric Power Co., Inc.	3.7%
Duke Energy Corp.	3.4%
PPL Corp.	3.4%
National Fuel Gas Co.	3.3%
Evergy, Inc.	3.1%
Kinder Morgan, Inc.	3.0%
Energy Transfer, L.P.	3.0%
Enterprise Products Partners, L.P.	2.9%
WEC Energy Group, Inc.	2.9%
Industry Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FPWR or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective September 5, 2025, the Fund’s name changed to “First Trust EIP Power Solutions ETF” and the Fund’s ticker changed to “FPWR”. In connection with the change to the Fund’s name, the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 was revised as follows:
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies identified by the Fund’s investment sub-advisor, Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), as Power Solutions Companies.
In connection with the changes described above, the Fund’s principal investment strategies and principal risks were further revised to reflect the Fund’s updated investment philosophy and the process used by Energy Income Partners, LLC, the Fund's investment sub-advisor, for selecting investments for the Fund.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FPWR to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust EIP Power Solutions ETF (FPWR)

FT Energy Income Partners Strategy ETF
EIPX | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Energy Income Partners Strategy ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/EIPX. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Energy Income Partners Strategy ETF	$101	0.96%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 10.94% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the S&P Global 1200 Energy Index, which returned 7.83% for the same Period.
This outperformance was attributable to overweight positions in natural gas pipeline companies, pipeline master limited partnerships (“MLPs”) and electric utilities that outperformed the benchmark that were either underweight or were not included in the benchmark. In the opinion of Energy Income Partners, LLC, the Fund’s sub-advisor, these companies are well positioned to benefit from growing electricity demand and the need for more natural gas generation, along with increasing liquefied natural gas export capacity. Underweight positions in various cyclical energy companies relative to the benchmark also contributed to the Fund’s relative performance. The Fund tends to be overweight companies that have more stable and growing earnings such as pipeline and utility companies relative to the benchmark, while the benchmark tends to be overweight cyclical energy companies such as oil and gas producers and international oil companies.
The Fund posted positive returns for the Period as dividend income and earnings growth of natural gas pipeline companies, pipeline MLPs and electric utilities offset the Fund’s exposure to a liquids pipeline company and various independent oil and gas producers.
Top Contributors:
  Enterprise Products Partners, L.P.
  Imperial Oil Ltd.
  MPLX, L.P.
  Shell PLC, ADR
  National Fuel Gas Co.

Top Detractors:
  ONEOK, Inc
  XPLR Infrastructure, L.P.
  TXO Partners, L.P.
  EOG Resources, Inc.
  Diamondback Energy, Inc.
FUND PERFORMANCE (November 2, 2022 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (11/2/22)
FT Energy Income Partners Strategy ETF	10.94%	13.40%
S&P Global 1200 Energy Index	7.83%	6.45%
MSCI World Index	22.02%	22.51%
Visit www.ftportfolios.com/etf/EIPX for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$388,360,375
Total number of portfolio holdings	84
Total advisory fee paid	$3,528,831
Portfolio turnover rate	38%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Enterprise Products Partners, L.P.	7.5%
Energy Transfer, L.P.	7.0%
MPLX, L.P.	5.1%
Exxon Mobil Corp.	4.8%
Shell PLC, ADR	4.6%
Plains GP Holdings, L.P., Class A	3.5%
National Fuel Gas Co.	3.2%
Kinder Morgan, Inc.	2.8%
Imperial Oil Ltd.	2.1%
TotalEnergies SE, ADR	2.0%
Industry Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/EIPX to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
FT Energy Income Partners Strategy ETF (EIPX)

First Trust Senior Loan Fund
FTSL | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Senior Loan Fund (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTSL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Senior Loan Fund	$89	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.65% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the Morningstar® LSTA® US Leveraged Loan Index, which returned 6.32% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality: The Fund maintained a defensive high-quality bias. Returns in the benchmark were broadly positive across credit ratings, with BB, B, and BBB rated assets performing similarly and all outpacing CCC and below rated assets. The Fund benefited from strong security selection in every ratings bucket, with notable outperformance in BB and CCC and below rated assets.
  Asset Type: The Fund’s loan selection was a significant positive contributor to performance relative to the benchmark. The Fund’s bond allocation further benefited results, as high-yield bonds (8.03%) outperformed senior loans (6.32%) during the Period. The Fund began the Period with 87.98% in loans and 12.02% in bonds and ended the Period with 88.71% in loans and 11.29% in bonds. These benefits were partially offset by the Fund’s net cash position.
  Sector/Industry: Relative to the benchmark, the primary contributors to the Fund’s performance were its underweight position and selection within the Materials sector, effective selection in Software & Services sector, and both an overweight and strong selection within the Insurance sector. These positive impacts were partially offset by the Fund’s underweight and selection in the Telecommunication Services sector, selection within the Commercial & Professional Services sector, and its underweight and selection in the Consumer Durables & Apparel sector.
  Loan Spreads, Yields and Prices: Loan spreads over the Secured Overnight Financing Rate compressed by 15 basis points (“bps”) to
  S+429 bps. While loan spreads ended the Period below the long-term average of S+505 bps (January 1997 – October 2025), yields of 8.10% remain well above the long-term average of 7.13% (January 1997 – October 2025) driven by elevated base rates. Loan prices decreased by $0.23 to $96.67 and remain at a discount to par ($100).
  Defaults: The Fund experienced zero defaults during the Period, compared to 15 defaults in the benchmark. Since inception, the Fund experienced 10 defaults, compared to 204 defaults in the benchmark over the same timeframe. The loan market default rate increased from 0.73% at the beginning of the Period to 1.46% at the end of the Period, remaining below the long-term average of 2.56% (October 1998 – October 2025). However, the loan market default rate by issuer count including Liability Management Exercises decreased from 4.40% to 4.17% during the Period.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Senior Loan Fund	6.65%	6.03%	4.52%
Morningstar® LSTA® US Leveraged Loan Index	6.32%	6.97%	5.52%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
Visit www.ftportfolios.com/etf/FTSL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$2,349,183,456
Total number of portfolio holdings	326
Total advisory fee paid	$19,926,707
Portfolio turnover rate	127%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Industry Allocation
Software	13.0%
Insurance	12.9%
Health Care Providers & Services	6.2%
Hotels, Restaurants & Leisure	5.3%
Health Care Technology	4.9%
Money Market Funds	4.7%
Professional Services	4.4%
IT Services	3.7%
Food Products	3.3%
All Other	41.6%
Credit Quality (1)
(1) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FTSL or upon request at 1-800-621-1675 or info@ftportfolios.com.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.69%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund's prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTSL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Senior Loan Fund (FTSL)

First Trust Tactical High Yield ETF
HYLS | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Tactical High Yield ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HYLS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Tactical High Yield ETF	$109	1.05%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 1.04%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.60% for the 12 months ended October 31, 2025. The Fund modestly underperformed its benchmark, the ICE BofA US High Yield Constrained Index, which returned 8.03% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality:  Returns in the benchmark were broadly positive across credit ratings during the Period, though CCC and below rated assets outperformed higher-quality BB and B rated assets. The Fund benefited from both its overweight and selection within the CCC and below rated category, as well as strong selection among BB rated assets. These benefits were partially offset by the Fund’s overweight to higher-quality BBB rated assets and its selection within the B rating category.
  Asset Type:  The Fund’s bond selection was a significant positive contributor to performance relative to the benchmark. The Fund’s loan allocation further benefited results, as its loan holdings outperformed the benchmark during the Period. The Fund began the Period with 89.12% in bonds and 10.88% in loans and ended the Period with 81.74% in bonds and 18.26% in loans.
  Leverage:  The Fund began the Period unlevered and ended the Period with 0.45% leverage. The Fund’s modest use of leverage during the Period was a contributor to performance relative to the benchmark.
  Sector/Industry:  Relative to the benchmark, the primary contributors to the Fund’s performance were its underweight position and selection within Basic Industry, effective selection in Capital Goods, and both an overweight and strong selection within Insurance. These positive impacts were partially offset by the Fund’s selection within the Healthcare and Media sectors, and its underweight to the Telecommunications sectors.
  U.S. Treasury Rates:  The 10-Year U.S. Treasury yield began the Period at 4.28%, rose to 4.81% in January, and fell to 4.08% to end the Period. Falling Treasury rates are generally a tailwind to fixed income assets.
  Bond Spreads, Yields and Prices:  High-yield bond spreads over treasuries widened by 6 basis points (“bps”) to T+294 bps. While high-yield bond spreads ended the Period below the long-term average of T+522 bps (December 1996 – October 2025), a yield-to-worst of 6.82% remains above the 15-year average and is a level that has delivered strong 1-year forward returns in the vast majority of historical occurrences. The Fund’s duration of 2.80 years compares to 2.95 years for the benchmark which is near all-time lows for the asset class and should serve to limit the impact of any future rate or spread volatility. High-yield bond prices increased by $1.99 to $97.71 and remain at a discount to par ($100).
  Defaults:  The Fund experienced zero defaults during the Period, compared to 12 defaults in the JP Morgan High-Yield Bond Universe. Since inception, the Fund experienced 10 defaults, compared to 293 defaults in the JP Morgan High-Yield Bond Universe over the same timeframe. The high-yield bond market default rate rose modestly from 0.55% at the beginning of the Period to 0.64% at the end of the Period, remaining below the long-term average of 2.83% (December 1998 – October 2025).
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Tactical High Yield ETF	7.60%	3.96%	4.37%
ICE BofA US High Yield Constrained Index	8.03%	5.48%	5.80%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
Visit www.ftportfolios.com/etf/HYLS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$1,758,153,170
Total number of portfolio holdings	326
Total advisory fee paid	$15,843,035
Portfolio turnover rate	68%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Industry Allocation
Insurance	17.2%
Software	9.9%
Hotels, Restaurants & Leisure	5.2%
Health Care Providers & Services	5.0%
Commercial Services & Supplies	4.5%
Containers & Packaging	4.4%
Media	4.4%
Food Products	3.8%
Trading Companies & Distributors	3.8%
All Other	41.8%
Credit Quality (1)
(1) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/HYLS or upon request at 1-800-621-1675 or info@ftportfolios.com.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.26%, resulting in an annual unitary management fee after the waiver of 0.69%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HYLS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Tactical High Yield ETF (HYLS)

First Trust Enhanced Short Maturity ETF
FTSM | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Enhanced Short Maturity ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTSM. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Enhanced Short Maturity ETF	$46	0.45%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 4.69% for the 12 months ended October 31, 2025.  The Fund outperformed its benchmark, the ICE BofA 0-1 Year U.S. Treasury Index, which returned 4.41% for the same Period.
The Fund continued to meet its investment objectives of providing current income while maintaining preservation of capital and daily liquidity over the reporting period.
The following key factors impacted the Fund’s performance relative to the benchmark during the Period:
  Duration:  On average, the Fund maintained a duration 0.19 years longer than the benchmark, which contributed positively to relative performance as interest rates declined during the Period.
  U.S. Treasury Rates:  Front-end Treasury yields moved sharply lower during the Period as the Federal Reserve implemented two 25-basis-point (“bps”) rate cuts in September and October 2025. The 2-Year U.S. Treasury yield declined 56 bps to 3.60%, following a peak of 4.38% and a trough of 3.42%. Similarly, the 1-Year yield fell 57 bps to 3.69%, having traded between 4.40% and 3.54%.
  Bond Spreads and Yields: Corporate bond spreads, as measured by the option-adjusted spread of the Bloomberg U.S. Corporate 0–3 Year Index, tightened 4 basis points to +49 bps. Although spreads ended the Period below their long-term average of +64 bps (January 2007–October 2025), the yield-to-worst of 4.20% remains well above the long-term average of 2.67%. Asset-backed securities (“ABS”) spreads, based on the Bloomberg U.S. ABS AAA 1–3 Year Index, also narrowed 4 bps to +43 bps matching their long-term average (July 2012–October 2025) while the yield-to-worst of 4.03% stayed above the historical average of 2.26%.
  Asset Type Outperformance versus the benchmark reflected higher income and spread compression within corporate and securitized holdings, partly offset by weaker results from commercial paper and Treasury holdings, which underperformed the benchmark during the Period.
  Sector/Industry:  Relative to the benchmark, the primary contributors to the Fund’s performance were its security selection within the Banking, Health Care, Technology, and Auto-Loan ABS sectors. There were no sectors that detracted from excess returns.
  Credit Quality:  Performance across the credit quality spectrum was strong during the Period but lower quality assets generally outperformed.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Enhanced Short Maturity ETF	4.69%	3.05%	2.36%
ICE BofA 0-1 Year U.S. Treasury Index	4.41%	2.90%	2.14%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
Visit www.ftportfolios.com/etf/FTSM for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$6,162,658,663
Total number of portfolio holdings	586
Total advisory fee paid	$27,672,236
Portfolio turnover rate	76%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
U.S. Treasury Note, 3.75%, 04/30/27	1.6%
AutoNation, Inc., 4.31%, 11/03/25	1.0%
Targa Resources Corp., 4.11%, 11/03/25	1.0%
Energy Transfer, L.P., 4.09%, 11/03/25	0.8%
Quanta Services, Inc., 4.15%, 11/03/25	0.7%
Southern California Edison Co., 4.21%, 11/03/25	0.6%
Bank of New York Mellon (The) Corp., 4.95%, 04/26/27	0.6%
Crown Castle, Inc., 4.45%, 02/15/26	0.6%
Fidelity National Information Services, Inc., 1.15%, 03/01/26	0.6%
CRH America Finance, Inc., 3.40%, 05/09/27	0.5%
Credit Quality (1)
(1) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1 to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government & Agency.” Credit ratings are subject to change. For newly issued debt securities for which only an expected rating from a NRSRO is available, the Fund may treat such expected rating as if it were a final rating for purposes of determining the credit quality categories shown.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FTSM or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund: (1) increased its allowable allocation to investments in privately-issued, non-agency sponsored mortgage- and asset-backed securities, and ‘AAA’-rated collateralized loan obligations (“CLOs”) from 20% to 35% of its net assets; (2) increased its investments in debt securities that are, at the time of purchase, investment grade to 100% of the Fund’s net assets; (3) no longer invests in floating rate loans representing amounts borrowed by companies or other entities from banks and other lenders; and (4) added the ability to invest up to 10% of its net assets in ‘AAA’-rated CLOs. The Fund’s principal investment strategies and principal risks were revised accordingly including to clarify that, for newly issued debt securities, the Fund may consider an expected credit rating provided by a nationally recognized statistical rating organization (“NRSRO”) as if it were a final rating when determining compliance with its investment-grade investment policy.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.29%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund's prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTSM to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Enhanced Short Maturity ETF (FTSM)

First Trust High Income
Strategic Focus ETF
HISF | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust High Income Strategic Focus ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HISF. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust High Income Strategic Focus ETF	$19(1)	0.18%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
(2)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.17%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.00% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, a blended benchmark consisting of a 70/30 blend of the Bloomberg US Aggregate Bond Index (the “Index”) and the ICE BofA U.S. High Yield Constrained Index, which returned 6.73% for the same Period.
This outperformance was influenced by overweight allocations to actively managed securitized products and investment-grade corporate debt, as well as by underweighting U.S. Treasuries. The inclusion of off-benchmark allocations to preferred securities and local currency emerging markets (“EM”) debt, paired with an underweight allocation to high-yield bonds, also contributed to outperformance, given that preferred securities and EM debt outperformed high-yield bonds during this time. Duration was managed near neutral to the benchmark over the Period, thereby mitigating the impact of interest rate movements on relative performance. Despite April 2025’s tariff-driven volatility, credit spreads ended relatively stable, allowing higher income-producing securities to support performance.
Resilient corporate earnings, combined with high all-in and real yields, created a strong demand for credit during the Period. The 10-year real yield, which represents the return investors can expect to earn above inflation expectations, remained at some of its highest levels since the Great Financial Crisis of 2008. High-yield spreads increased only marginally, from 288 to 294 basis points (“bps”), while investor risk appetite was exemplified by the 21.4% gain of the S&P 500® Index.
The U.S. Securitized component of the Index outperformed the U.S. Treasury component by 110 bps during the Period (7.29% versus 5.19%) explaining how the overweight sector allocation to mortgages contributed to the Fund’s outperformance versus the benchmark. The holdings with large allocations to mortgages, the First Trust Low Duration Opportunities ETF (LMBS) and the First Trust Long Duration Opportunities ETF (LGOV) returned 7.06% and 7.47%, respectively.
The top-performing holding was the First Trust Emerging Markets Local Currency Bond ETF (FEMB), which generated a return of 13.72%. EM local currency debt benefited from U.S. Dollar depreciation and attractive real yields. In the fourth quarter of 2024, a hawkish projection for forward-looking monetary policy from the Federal Reserve (the “Fed”) drove the U.S. Dollar higher, but those gains were quickly erased in the first half of 2025. The end result for the Period was a 4% decline in the U.S. Dollar Index, as many EM monetary policies had stabilized, while the Fed remains in an easing cycle.
The Fund held the First Trust Limited Duration Investment Grade Corporate ETF (FSIG), a short-duration investment-grade corporate bond fund, which had the lowest return over the Period, but still posted a positive gain of 6.11%, effectively matching the performance of the Index. The front end of the investment-grade credit curve is positively sloped, meaning that yields on short-term debt are lower than those further out on the curve, which dampened performance over the Period.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust High Income Strategic Focus ETF	7.00%	4.43%	3.73%
Blended Index(1)	6.73%	1.47%	3.10%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
Russell 3000® Index	20.81%	16.74%	14.08%
(1)	The Blended Index is comprised of the Bloomberg US Aggregate Bond Index (70%) and the ICE BofA U.S. High Yield Constrained Index (30%).
Visit www.ftportfolios.com/etf/HISF for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
On February 28, 2022, the Fund changed its principal investment strategies. Therefore, the Fund’s performance and historical returns shown above are not necessarily indicative of the performance that the Fund, under its current strategy, would have generated.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$58,820,486
Total number of portfolio holdings	10
Total advisory fee paid	$80,738
Portfolio turnover rate	32%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Exchange-Traded Funds	99.9%
Money Market Funds	0.1%
Net Other Assets and Liabilities	0.0%
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/HISF or upon request at 1-800-621-1675 or info@ftportfolios.com.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.10%, resulting in an annual unitary management fee after the waiver of 0.10%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HISF to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust High Income Strategic Focus ETF (HISF)

First Trust Low Duration Opportunities ETF
LMBS | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Low Duration Opportunities ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LMBS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Low Duration Opportunities ETF	$67(1)	0.65%(1)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.06% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the ICE BofA 1-5 Year US Treasury & Agency Index, which returned 5.28% for the same Period.
This 178 basis points of outperformance was due to several factors during the Period:
  The Fund generally maintained a longer duration compared to the benchmark, which was slightly beneficial as the curve steepened led by the front end.
  The Fund maintained a superior income advantage compared to the benchmark.
  The Fund’s allocation to Agency Mortgage-Backed Securities contributed to outperformance as spreads tightened over the Period.
  The Fund’s very modest allocation to non-Agency Residential Mortgage-Backed Securities, Commercial Mortgage-Backed Securities and Asset-Backed Securities contributed positively as credit spreads tightened during the Period.
  The Fund used derivatives to manage overall yield curve exposures. Additionally, the Fund used options for income generation and to manage certain volatility and convexity exposures. To that end, the use of derivatives was mildly beneficial to the Fund as the Fund generated significant income from its options positions, netted against the net short futures positions used to hedge its overall duration.
FUND PERFORMANCE (October 31, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	10 Year
First Trust Low Duration Opportunities ETF	7.06%	2.68%	2.91%
ICE BofA 1-5 Year US Treasury & Agency Index	5.28%	1.23%	1.72%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.90%
Visit www.ftportfolios.com/etf/LMBS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$5,586,398,046
Total number of portfolio holdings	1,172
Total advisory fee paid	$31,915,779
Portfolio turnover rate	268%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
U.S. Government Agency Mortgage-Backed Securities	77.0%
U.S. Government Bonds and Notes	9.5%
Mortgage-Backed Securities	6.9%
Asset-Backed Securities	1.9%
U.S. Government Agency Securities	0.2%
Exchange-Traded Funds	0.1%
U.S. Treasury Bills	4.8%
Money Market Funds	1.8%
U.S. Government Agency Mortgage-Backed Securities Sold Short	(5.2%)
Written Options	(0.1%)
Net Other Assets and Liabilities(1)	3.1%
Total	100.0%
Credit Quality (2)
Any amount shown as 0.0% represents less than 0.1%.
(1) Includes variation margin on futures contracts.
(2) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Agency, U.S. Agency mortgage-backed, and U.S. Treasury securities appear under “Government & Agency.” Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LMBS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Low Duration Opportunities ETF (LMBS)

First Trust SSI
Strategic Convertible Securities ETF
FCVT | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FCVT. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust SSI Strategic Convertible Securities ETF	$109	0.96%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 27.07% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the ICE BofA US Convertible Index (VXA0), which returned 22.32% for the same Period.
This outperformance was due the Fund’s overweight in convertibles of companies that exhibit growth characteristics, particularly in Technology, and in positions in the total return and equity alternatives sectors of the market.
Key factors impacting absolute performance:
  Interest rate cuts by the U.S. Federal Reserve (1% reduction in fiscal year 2025).
  Positive returns in both equities and high yield markets. The S&P 500® Index rose 21.5%, while the Russell 2000® Index rose 14.4% and the Bloomberg High Yield Index rose 8.2%.
  Corporate earnings are expected to increase 11.6% in 2025, accelerating to 13.7% in 2026.
  Convertible new issuance increased from $78.9 billion in fiscal year 2024 to $112.9 billion in fiscal year 2025. This has broadened the opportunity set for investors.

Key factors impacting relative performance:
  The Fund’s overweight in convertibles of growth companies helped relative performance as companies with growth characteristics outperformed value.
  Overweight positions in the total return and equity alternatives sectors of the market aided relative performance as both outperformed the yield alternatives sector.
  Security selection in Technology, especially within companies benefiting from Artificial Intelligence trends, made the largest contribution to relative returns. Security selection in Healthcare also aided relative returns.
  Security selection in the Real Estate sector (not owning one speculative credit in particular that outperformed) and Industrials sectors were the largest detractors from relative returns.
FUND PERFORMANCE (November 3, 2015 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (11/3/15)
First Trust SSI Strategic Convertible Securities ETF	27.07%	8.42%	10.20%
ICE BofA US Convertible Index	22.32%	9.32%	10.93%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.93%
Visit www.ftportfolios.com/etf/FCVT for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$113,291,846
Total number of portfolio holdings	150
Total advisory fee paid	$822,089
Portfolio turnover rate	122%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Strategy, Inc., 0.00%, 03/01/30	3.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.00%	3.6%
Boeing (The) Co., 6.00%, 10/15/27	2.5%
Lumentum Holdings, Inc., 0.38%, 03/15/32	2.1%
Bloom Energy Corp., 3.00%, 06/01/28	1.9%
Alibaba Group Holding Ltd., 0.50%, 06/01/31	1.9%
Morgan Stanley Finance LLC, 0.13%, 04/26/30	1.6%
Seagate HDD Cayman, 3.50%, 06/01/28	1.6%
Western Digital Corp., 3.00%, 11/15/28	1.6%
Snowflake, Inc., 0.00%, 10/01/27	1.6%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FCVT to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust SSI Strategic Convertible Securities ETF (FCVT)

First Trust Long Duration
Opportunities ETF
LGOV | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Long Duration Opportunities ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LGOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Long Duration Opportunities ETF	$68(1)	0.66%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
(2)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.47% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the ICE BofA 5+ Year US Treasury Index, which returned 4.96% for the same Period.
This 251 basis points of outperformance was due to several factors during the Period:
  The Fund generally maintained a longer duration compared to the benchmark, particularly over the 2-, 5-, and 10-year tenors. The Fund outperformed as the yield curve steepened and the short-end rallied.
  The Fund’s overweight allocation to Agency Mortgage-Backed Securities contributed to outperformance as spreads tightened in the sector.
  The use of derivatives was a net benefit to the Fund’s performance.
FUND PERFORMANCE (January 22, 2019 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (1/22/19)
First Trust Long Duration Opportunities ETF	7.47%	-2.21%	1.36%
ICE BofA 5+ Year US Treasury Index	4.96%	-3.79%	0.48%
Bloomberg US Aggregate Bond Index	6.16%	-0.24%	1.94%
Visit www.ftportfolios.com/etf/LGOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$656,940,762
Total number of portfolio holdings	149
Total advisory fee paid	$4,240,113
Portfolio turnover rate	158%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
U.S. Government Agency Mortgage-Backed Securities	77.1%
U.S. Government Bonds and Notes	13.2%
U.S. Government Agency Securities	4.4%
Exchange-Traded Funds	0.2%
Money Market Funds	4.1%
Purchased Options	0.0%
U.S. Government Agency Mortgage-Backed Securities Sold Short	(7.3%)
Written Options	(0.0%)
Net Other Assets and Liabilities(1)	8.3%
Total	100.0%
Credit Quality (2)
Any amount shown as 0.0% represents less than 0.1%.
(1) Includes variation margin on futures contracts.
(2) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO, of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Agency, U.S. Agency mortgage-backed, and U.S. Treasury securities appear under “Government & Agency.” Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/LGOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.49%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LGOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Long Duration Opportunities ETF (LGOV)

First Trust Limited Duration
Investment Grade Corporate ETF
FSIG | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FSIG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Limited Duration Investment Grade Corporate ETF	$58	0.56%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.55%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.11% for the 12 months ended October 31, 2025. The Fund performed in-line with its benchmark, the Bloomberg US Corporate Bond 1-5 Year Index, which returned 6.38% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality: Performance across the credit quality spectrum was strong during the Period but lower quality assets generally outperformed. The Fund benefited from an overweight allocation to assets rated BBB- and below. Security selection slightly offset performance due to allocation to defensive sectors within the lower rated allocation.
  Asset Type: The Fund’s commercial paper and cash allocation detracted from performance relative to the benchmark as those assets underperformed bonds during the Period. The Fund’s average exposure to commercial paper and cash during the Period was 2.16%.
  Sector/Industry: Relative to the benchmark, the primary contributors to the Fund’s performance were its security selection within the Technology, Healthcare, Building Materials, Construction Machinery, and Food and Beverage sectors. Conversely, the Fund’s underweight allocation to and selection within Banking was the primary detractor to Fund performance.
  Duration: On average, the Fund maintained a duration that was 0.14 years longer than the benchmark during the Period, which had a modest positive contribution to the Fund’s performance as interest rates shifted lower over that time.
  U.S. Treasury Rates: The 10-Year U.S. Treasury yield began the Period at 4.28%, rose to 4.81% in January, and fell to 4.08% to end the Period. Falling treasury rates are generally a tailwind to fixed income assets.
  Bond Spreads, Yields and Prices: The benchmark’s spread over treasuries began the Period at T+61 basis points (“bps”), widened to T+98 bps in April following President Trump’s tariff announcement, and then narrowed to T+58 bps to end the Period, leaving spreads roughly unchanged from where they started. While spreads ended the Period modestly below the last 15-year average of T+88 bps (November 2010 – October 2025), a yield-to-worst of 4.25% remains well above the last 15-year average of 2.71% (November 2010 – October 2025). History shows that yields have been very reliable indicators of potential future bond market returns, especially when spreads are “tight”. The benchmark’s bond prices increased by $1.48 to $99.62 and remain at a discount to par ($100).
FUND PERFORMANCE (November 17, 2021 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (11/17/21)
First Trust Limited Duration Investment Grade Corporate ETF	6.11%	2.89%
Bloomberg US Corporate Bond 1-5 Year Index	6.38%	2.75%
Bloomberg US Aggregate Bond Index	6.16%	-0.10%
Visit www.ftportfolios.com/etf/FSIG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$1,393,320,489
Total number of portfolio holdings	321
Total advisory fee paid	$7,075,241
Portfolio turnover rate	36%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	1.3%
MSCI, Inc., 4.00%, 11/15/29	1.3%
Open Text Corp., 6.90%, 12/01/27	1.1%
United Rentals North America, Inc., 6.00%, 12/15/29	1.1%
Enterprise Products Operating LLC, 4.01%, 11/03/25	1.0%
Smurfit Kappa Treasury ULC, 5.20%, 01/15/30	1.0%
Mars, Inc., 4.60%, 03/01/28	0.9%
Energy Transfer, L.P., 4.09%, 11/03/25	0.9%
Berry Global, Inc., 5.50%, 04/15/28	0.8%
Quanta Services, Inc., 4.15%, 11/03/25	0.8%
Credit Quality (1)
(1) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government”. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FSIG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund added the ability to invest in U.S. government securities, municipal securities, non-U.S. securities, money market or short term securities, collateralized loan obligations ("CLOs"), floating rate securities, fixed-to floating rate securities and companies with various market capitalizations. The Fund’s principal investment strategies and principal risks were revised accordingly.
During the fiscal year ended October 31, 2025, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.11%, resulting in an annual unitary management fee after the waiver of 0.44%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FSIG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)

FT Vest S&P 500®
Dividend Aristocrats Target Income ETF®
KNG | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/KNG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$75	0.75%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 0.39% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series, which returned 0.72% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	0.72%
Short Call Options	0.42%
Expenses	-0.75%
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objective.
FUND PERFORMANCE (March 26, 2018 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	5 Year	Since Inception (3/26/18)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	0.39%	9.11%	8.25%
Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series	0.72%	9.84%	9.00%
S&P 500® Dividend Aristocrats Index	0.65%	10.18%	9.44%
S&P 500® Index	21.45%	17.64%	15.11%
Visit www.ftportfolios.com/etf/KNG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$3,497,000,915
Total number of portfolio holdings	139
Total advisory fee paid	$27,233,356
Portfolio turnover rate	152%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	100.4%
Money Market Funds	0.2%
Written Options	(0.6%)
Net Other Assets and Liabilities	0.0%
Total	100.0%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/KNG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund announced that it will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes, and that to do so, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets which may accelerate the tax liability for current shareholders. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/KNG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”), a division of S&P Global; Cboe® is a registered trademark of Cboe. The Index, S&P, and Cboe trademarks have been licensed for use by the Sub-Advisor, and in turn, sub-licensed by the Advisor, including for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Cboe and/or its affiliates (the “Cboe Group”), or S&P and/or its affiliates (together, the “S&P Group”). Neither the Cboe Group nor the S&P Group make any representation regarding the advisability of investing in the Fund and shall have no liability whatsoever in connection with the Fund.
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)

FT Vest SMID Rising Dividend Achievers
Target Income ETF
SDVD | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest SMID Rising Dividend Achievers Target Income ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/SDVD. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest SMID Rising Dividend Achievers Target Income ETF	$88	0.86%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.18% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index, which returned 5.79% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	5.79%
Short Call Options	0.25%
Expenses	-0.86%
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (August 9, 2023 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (8/9/23)
FT Vest SMID Rising Dividend Achievers Target Income ETF	5.18%	11.82%
Russell 2000® Index	14.41%	13.48%
Russell 3000® Index	20.81%	22.03%
Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index	5.79%	12.77%
Visit www.ftportfolios.com/etf/SDVD for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$656,055,219
Total number of portfolio holdings	183
Total advisory fee paid	$3,549,495
Portfolio turnover rate	122%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.9%
Money Market Funds	0.1%
Written Options	(0.1%)
Net Other Assets and Liabilities	0.1%
Total	100.0%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/SDVD or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund announced that it will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes, and that to do so, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets which may accelerate the tax liability for current shareholders. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/SDVD to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.
FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)

FT Vest Technology Dividend
Target Income ETF
TDVI | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest Technology Dividend Target Income ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/TDVI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Technology Dividend Target Income ETF	$87	0.76%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 29.85% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Nasdaq Technology DividendTM Index, which returned 31.95% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	31.95%
Short Call Options	-1.34%
Expenses	-0.76%
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (August 9, 2023 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (8/9/23)
FT Vest Technology Dividend Target Income ETF	29.85%	28.84%
Nasdaq-100 Index®	30.95%	28.32%
S&P 500® Index	21.45%	22.77%
Nasdaq Technology DividendTM Index	31.95%	31.22%
Visit www.ftportfolios.com/etf/TDVI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$198,887,428
Total number of portfolio holdings	95
Total advisory fee paid	$682,453
Portfolio turnover rate	44%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.8%
Money Market Funds	0.1%
Written Options	(0.1%)
Net Other Assets and Liabilities	0.2%
Total	100.0%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/TDVI or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund announced that it will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes, and that to do so, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets which may accelerate the tax liability for current shareholders. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/TDVI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq Technology DividendTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.
FT Vest Technology Dividend Target Income ETF (TDVI)

FT Vest Dow Jones Internet
& Target Income ETF
FDND | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest Dow Jones Internet & Target Income ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FDND. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Dow Jones Internet & Target Income ETF	$86	0.76%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 27.24% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Dow Jones Internet Composite IndexSM , which returned 29.96% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	29.96%
Short Call Options	-1.96%
Expenses	-0.76%
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (March 20, 2024 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (3/20/24)
FT Vest Dow Jones Internet & Target Income ETF	27.24%	19.86%
Dow Jones Internet Composite IndexSM	29.96%	22.55%
S&P 500® Index	21.45%	19.67%
Visit www.ftportfolios.com/etf/FDND for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$10,805,937
Total number of portfolio holdings	43
Total advisory fee paid	$42,164
Portfolio turnover rate	42%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	100.0%
Money Market Funds	0.1%
Written Options	(0.2%)
Net Other Assets and Liabilities	0.1%
Total	100.0%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FDND or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund announced that it will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes, and that to do so, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets which may accelerate the tax liability for current shareholders. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FDND to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Dow Jones Internet Composite IndexSM (“Index”) is a product of S&P Dow Jones Indices, LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust Advisors L.P. (“First Trust”). S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
FT Vest Dow Jones Internet & Target Income ETF (FDND)

FT Vest Rising Dividend Achievers
Target Income ETF
RDVI | Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest Rising Dividend Achievers Target Income ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RDVI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Rising Dividend Achievers Target Income ETF	$81	0.76%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.25% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Nasdaq US Rising Dividend AchieversTM Index, which returned 16.20% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	16.20%
Short Call Options	-1.19%
Expenses	-0.76%
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (October 19, 2022 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (10/19/22)
FT Vest Rising Dividend Achievers Target Income ETF	14.25%	18.70%
Nasdaq US Rising Dividend AchieversTM Index	16.20%	20.97%
S&P 500® Index	21.45%	24.32%
Visit www.ftportfolios.com/etf/RDVI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$2,436,317,309
Total number of portfolio holdings	76
Total advisory fee paid	$14,284,508
Portfolio turnover rate	106%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.9%
Money Market Funds	0.1%
Written Options	(0.2%)
Net Other Assets and Liabilities	0.2%
Total	100.0%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/RDVI or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund’s diversification status under the Investment Company Act of 1940 changed from non-diversified to diversified. The Fund’s principal investment strategies and principal risks were revised accordingly.
During the fiscal year ended October 31, 2025, the Fund announced that it will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes, and that to do so, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets which may accelerate the tax liability for current shareholders. The Fund’s principal investment strategies and principal risks were revised accordingly.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RDVI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and Nasdaq US Rising Dividend AchieversTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.
FT Vest Rising Dividend Achievers Target Income ETF (RDVI)

FT Vest DJIA® Dogs 10 Target Income ETF
DOGG | CBOE BZX EXCHANGE, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest DJIA® Dogs 10 Target Income ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/DOGG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest DJIA® Dogs 10 Target Income ETF	$80	0.76%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.78% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Dow Jones Industrial Average, which returned 15.84% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities (and synthetic equities)	15.84%
Short Call Options	-5.30%
Expenses	-0.76%
The Fund holds a basket of equities and synthetic equities, as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (April 26, 2023 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (4/26/23)
FT Vest DJIA® Dogs 10 Target Income ETF	9.78%	10.16%
Dow Jones Industrial Average®	15.84%	17.42%
S&P 500® Index	21.45%	24.84%
Visit www.ftportfolios.com/etf/DOGG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$42,388,359
Total number of portfolio holdings	42
Total advisory fee paid	$270,993
Portfolio turnover rate	803%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	43.7%
U.S. Treasury Bills	79.5%
Money Market Funds	0.2%
Purchased Options	0.1%
Written Options	(23.5%)
Net Other Assets and Liabilities	(0.0%)
Total	100.0%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/DOGG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund announced that it will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes, and that to do so, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets which may accelerate the tax liability for current shareholders.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/DOGG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
The “Dow Jones Industrial Average” is a product of S&P Dow Jones Indices, LLC (“SPDJI”), and has been licensed for use by First Trust Advisors L.P. (“First Trust”). S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)

FT Vest Growth Strength &
Target Income ETF
FGSI | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest Growth Strength & Target Income ETF (the “Fund”) for the period of June 25, 2025 (commencement of investment operations) to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FGSI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Growth Strength & Target Income ETF	$31(1)	0.85%(2)
(1)	The Fund commenced investment operations on June 25, 2025. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.70% for the period from the Fund’s inception on June 25, 2025 through October 31, 2025. The Fund underperformed its benchmark, The Growth StrengthTM Index, which returned 6.82% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to:
Equities	6.82%
Short Call Options	-0.82%
Expenses (pro-rated annual expense ratio)	-0.30%
The Fund holds a basket of equities as well as short call options that, in combination, are designed to meet the Fund’s objectives.
FUND PERFORMANCE (June 25, 2025 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	Since Inception (6/25/25)
FT Vest Growth Strength & Target Income ETF	5.70%
The Growth StrengthTM Index	6.82%
S&P 500® Index	12.72%
Visit www.ftportfolios.com/etf/FGSI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$2,047,762
Total number of portfolio holdings	52
Total advisory fee paid	$6,162
Portfolio turnover rate	60%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	99.9%
Money Market Funds	0.2%
Written Options	(0.2%)
Net Other Assets and Liabilities	0.1%
Total	100.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FGSI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
OTHER INFORMATION
Nasdaq® and The Growth Strength™ Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.
FT Vest Growth Strength & Target Income ETF (FGSI)

First Trust Intermediate Duration
Investment Grade Corporate ETF
FIIG | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FIIG. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Intermediate Duration Investment Grade Corporate ETF	$68	0.66%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.11% for the 12 months ended October 31, 2025. The Fund underperformed its benchmark, the Bloomberg US Credit Corp 5-10 Year Index, which returned 8.20% for the same Period.
The following key factors impacted Fund performance relative to the benchmark during the Period:
  Credit Quality: Performance across the credit quality spectrum was strong during the Period but lower quality assets generally outperformed. The Fund benefited from an overweight allocation to assets rated BBB- and below. Security selection slightly offset performance due to allocation to defensive sectors within the lower rated allocation.
  Asset Type:  The Fund’s commercial paper and cash allocation detracted from performance relative to the benchmark as those assets underperformed bonds during the Period. The Fund’s average exposure to commercial paper and cash during the Period was 1.95%.
  Sector/Industry:  Relative to the benchmark, the primary contributors to the Fund’s performance were its security selection within Construction Machinery, Asset Managers and Exchanges, Building Materials, Paper and Packaging, and Insurance sectors. Conversely, the Fund’s underweight allocation to and selection within Banking was the primary detractor to Fund performance.
  Duration:  On average, the Fund maintained a duration that was 0.28 years longer than the benchmark during the Period, which had a modest positive contribution to the Fund’s performance as interest rates shifted lower over the Period. However, the Fund was overweight the 20-year part of the curve which resulted in a modest drag as the curve steepened during the Period.
  U.S. Treasury Rates:  The 10-Year U.S. Treasury yield began the Period at 4.28%, rose to 4.81% in January, and fell to 4.08% to end the Period. Falling treasury rates are generally a tailwind to fixed income assets.
  Bond Spreads, Yields and Prices:  The benchmark’s spread over treasuries began the Period at T+90 basis points (“bps”), widened to T+129 bps in April following President Trump’s tariff announcement, and then narrowed to T+85 bps to end the Period, leaving spreads roughly unchanged from where they started. While spreads ended the Period below the long-term average of T+152 bps (January 1999 – October 2025), a yield-to-worst of 4.78% remains above the long-term average of 4.73% (January 1999 – October 2025). History shows that yields have been very reliable indicators of potential future bond market returns, especially when spreads are “tight”. The benchmark’s bond prices increased by $4.77 to $99.93 and remain at a discount to par ($100).
FUND PERFORMANCE (August 2, 2023 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (8/2/23)
First Trust Intermediate Duration Investment Grade Corporate ETF	7.11%	7.30%
Bloomberg US Credit Corp 5-10 Year Index	8.20%	7.95%
Bloomberg US Aggregate Bond Index	6.16%	5.52%
Visit www.ftportfolios.com/etf/FIIG for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$612,558,789
Total number of portfolio holdings	259
Total advisory fee paid	$3,112,466
Portfolio turnover rate	31%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Constellation Software, Inc., 5.46%, 02/16/34	1.2%
Solventum Corp., 5.60%, 03/23/34	1.1%
Bank of America Corp., 4.57%, 04/27/33	1.1%
Roper Technologies, Inc., 4.90%, 10/15/34	1.0%
Fair Isaac Corp., 6.00%, 05/15/33	1.0%
Raymond James Financial, Inc., 4.90%, 09/11/35	1.0%
Icon Investments Six DAC, 6.00%, 05/08/34	1.0%
US Foods, Inc., 5.75%, 04/15/33	1.0%
Enterprise Products Operating LLC, 4.01%, 11/03/25	1.0%
Energy Transfer, L.P., 4.09%, 11/03/25	1.0%
Credit Quality (1)
(1) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury, U.S. Agency and U.S. Agency mortgage-backed securities appear under “Government”. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FIIG or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2025, the Fund added the ability to invest in non-U.S. securities, mortgage-related securities, fixed-to-floating rate securities and companies with various market capitalizations. The Fund’s principal investment strategies and principal risks were revised accordingly.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.49%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FIIG to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)

First Trust Intermediate
Government Opportunities ETF
MGOV | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the First Trust Intermediate Government Opportunities ETF (the “Fund”) for the year of November 1, 2024 to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MGOV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Intermediate Government Opportunities ETF	$68(1)	0.66%(1) (2)
(1)	Excludes any Acquired Fund Fees and Expenses of underlying investment companies in which the Fund invests.
(2)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.36% for the 12 months ended October 31, 2025. The Fund outperformed its benchmark, the ICE US Treasury, Agency & MBS Index, which returned 5.82% for the same Period.
This 154 basis points of outperformance was due to several factors during the Period:
  The Fund had a higher average duration compared to its benchmark for the Period, which helped the Fund to outperform as the curve bull steepened over the Period, led by the front end.
  Overall, the Fund generated a greater level of income than its benchmark.
  The Fund’s overweight allocation to Agency Mortgage-Backed Securities aided performance as spreads tightened in the sector.
  The use of derivatives was mildly detrimental to the Fund’s performance during the Period.
FUND PERFORMANCE (August 2, 2023 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	1 Year	Since Inception (8/2/23)
First Trust Intermediate Government Opportunities ETF	7.36%	6.06%
ICE US Treasury, Agency & MBS Index	5.82%	4.89%
Bloomberg US Aggregate Bond Index	6.16%	5.52%
Visit www.ftportfolios.com/etf/MGOV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$62,597,453
Total number of portfolio holdings	145
Total advisory fee paid	$419,224
Portfolio turnover rate	230%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
U.S. Government Agency Mortgage-Backed Securities	92.6%
U.S. Government Bonds and Notes	7.9%
Money Market Funds	3.6%
Purchased Options	0.0%
U.S. Government Agency Mortgage-Backed Securities Sold Short	(1.0%)
Written Options	(0.1%)
Net Other Assets and Liabilities(1)	(3.0%)
Total	100.0%
Credit Quality (2)
Any amount shown as 0.0% represents less than 0.1%.
(1) Includes variation margin on futures contracts.
(2) The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Agency, U.S. Agency mortgage-backed, and U.S. Treasury securities appear under “Government & Agency.” Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/MGOV or upon request at 1-800-621-1675 or info@ftportfolios.com.
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.49%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MGOV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Intermediate Government Opportunities ETF (MGOV)

FT Vest 20+ Year Treasury
& Target Income ETF
LTTI | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest 20+ Year Treasury & Target Income ETF (the “Fund”) for the period of February 12, 2025 (commencement of investment operations) to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LTTI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest 20+ Year Treasury & Target Income ETF	$49(1)	0.66%(2) (3)
(1)	The Fund commenced investment operations on February 12, 2025. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
(3)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.34% for the period from the Fund’s inception on February 12, 2025 through October 31, 2025. The Fund underperformed its benchmark, the ICE U.S. Treasury 20+ Years Bond Index, which returned 6.61% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	2.52%
Changes in other Variables	3.28%
Fees and Expenses (pro-rated annual expense ratio)	-0.46%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objectives.
* The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 12, 2025 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	Since Inception (2/12/25)
FT Vest 20+ Year Treasury & Target Income ETF	5.34%
ICE U.S. Treasury 20+ Years Bond Index	6.61%
Bloomberg US Aggregate Bond Index	6.58%
Visit www.ftportfolios.com/etf/LTTI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$15,873,038
Total number of portfolio holdings	6
Total advisory fee paid	$47,141
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	1.0%
Money Market Funds	1.1%
Purchased Options	97.2%
Written Options	(0.1%)
Net Other Assets and Liabilities	0.8%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LTTI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
FT Vest 20+ Year Treasury & Target Income ETF (LTTI)

FT Vest High Yield & Target Income ETF
HYTI | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest High Yield & Target Income ETF (the “Fund”) for the period of February 12, 2025 (commencement of investment operations) to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HYTI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest High Yield & Target Income ETF	$49(1)	0.66%(2) (3)
(1)	The Fund commenced investment operations on February 12, 2025. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
(3)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.74% for the period from the Fund’s inception on February 12, 2025 through October 31, 2025. The Fund underperformed its benchmark, the iBoxx® Liquid High Yield Index, which returned 6.15% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	2.65%
Changes in other Variables	3.55%
Fees and Expenses (pro-rated annual expense ratio)	-0.46%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objectives.
*The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 12, 2025 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	Since Inception (2/12/25)
FT Vest High Yield & Target Income ETF	5.74%
iBoxx® Liquid High Yield Index	6.15%
Bloomberg US Aggregate Bond Index	6.58%
Visit www.ftportfolios.com/etf/HYTI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$38,666,507
Total number of portfolio holdings	6
Total advisory fee paid	$91,390
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	1.9%
Money Market Funds	1.1%
Purchased Options	96.3%
Written Options	(0.0%)
Net Other Assets and Liabilities	0.7%
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HYTI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
FT Vest High Yield & Target Income ETF (HYTI)

FT Vest Investment Grade
& Target Income ETF
LQTI | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about the FT Vest Investment Grade & Target Income ETF (the “Fund”) for the period of February 12, 2025 (commencement of investment operations) to October 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/LQTI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FT Vest Investment Grade & Target Income ETF	$49(1)	0.66%(2) (3)
(1)	The Fund commenced investment operations on February 12, 2025. Had the Fund been in operation for a complete fiscal year, the cost of a $10,000 investment would have been higher.
(2)	Annualized.
(3)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.62% for the period from the Fund’s inception on February 12, 2025 through October 31, 2025. The Fund underperformed its benchmark, the iBoxx® Liquid Investment, which returned 7.55% for the same Period.
This underperformance was due to the following:
Fund Net Asset Value Performance Attributed to*:
Changes in Reference Asset	3.12%
Changes in other Variables	3.96%
Fees and Expenses (pro-rated annual expense ratio)	-0.46%
The Fund holds a combination of FLexible EXchange® Options (“FLEX Options”) designed to target the Fund’s objectives.
*The Fund’s performance is impacted by changes in the values of the FLEX Options to which it is exposed. We attribute (allocate) the impact on the Fund’s performance into three components. The first of the three components is the impact on the Fund’s performance due to changes in the Fund’s Reference Asset. The second component is the aggregate impact on the Fund’s performance due to changes in other variables that impact FLEX Options prices - these include changes in a) the Reference Asset’s dividends, b) interest rates, c) implied volatility, and d) time to option expiration. The third component is from the Fund’s fees and expenses incurred during the Period.
FUND PERFORMANCE (February 12, 2025 to October 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2025)	Since Inception (2/12/25)
FT Vest Investment Grade & Target Income ETF	6.62%
iBoxx® Liquid Investment	7.55%
Bloomberg US Aggregate Bond Index	6.58%
Visit www.ftportfolios.com/etf/LQTI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
The final determination of the source and tax status of all calendar year 2025 distributions, including any return of capital, will be made after the end of 2025 and will be provided on Form 1099-DIV.
KEY FUND STATISTICS (As of October 31, 2025)
Fund net assets	$158,949,654
Total number of portfolio holdings	6
Total advisory fee paid	$306,227
Portfolio turnover rate	0%
WHAT DID THE FUND INVEST IN? (As of October 31, 2025)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
U.S. Treasury Bills	1.4%
Money Market Funds	1.1%
Purchased Options	96.9%
Written Options	(0.1%)
Net Other Assets and Liabilities	0.7%
Total	100.0%
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/LQTI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
FT Vest Investment Grade & Target Income ETF (LQTI)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund IV (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $521,188 for the fiscal year ended 2024 and $594,150 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $332,312 for the fiscal year ended 2024 and $373,198 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $332,312 for the Registrant, $28,080 for the Registrant’s investment advisor and $32,400 for the Registrant’s distributor; and for the fiscal year ended 2025 were $373,198 for the Registrant, $28,620 for the Registrant’s investment advisor and $32,940 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statement(s) required, and for the periods specified, by Regulation S-X.

First Trust Exchange-Traded Fund IV

First Trust North American Energy Infrastructure Fund (EMLP)
First Trust EIP Power Solutions ETF (FPWR) (formerly known as First Trust EIP Carbon Impact ETF (ECLN))
FT Energy Income Partners Strategy ETF (EIPX)
Annual Financial Statements and Other Information For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust North American Energy Infrastructure Fund (EMLP)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS (a) — 66.8%
	Construction & Engineering — 2.6%
363,964	Fluor Corp. (b)	$17,750,524
153,545	Quanta Services, Inc.	68,961,666
		86,712,190
	Electric Utilities — 18.7%
128,607	ALLETE, Inc.	8,659,109
489,225	Alliant Energy Corp.	32,690,015
713,089	American Electric Power Co., Inc.	85,756,083
36,702	Constellation Energy Corp.	13,836,654
389,009	Duke Energy Corp.	48,353,819
875,662	Enel S.p.A., ADR	8,817,916
765,668	Entergy Corp.	73,573,038
720,365	Evergy, Inc.	55,331,236
177,544	Exelon Corp.	8,188,329
372,010	FirstEnergy Corp.	17,049,218
139,312	Iberdrola S.A., ADR	11,294,010
255,303	IDACORP, Inc.	32,939,193
341,218	NextEra Energy, Inc.	27,775,145
1,008,193	PG&E Corp.	16,090,760
2,671,624	PPL Corp.	97,567,709
513,964	Southern (The) Co.	48,333,175
414,726	Xcel Energy, Inc.	33,663,309
		619,918,718
	Electrical Equipment — 1.8%
137,154	EnerSys	17,303,349
262,897	Generac Holdings, Inc. (b)	44,171,954
		61,475,303
	Energy Equipment & Services — 0.6%
769,906	Archrock, Inc.	19,455,525
	Gas Utilities — 11.8%
1,097,521	AltaGas Ltd. (CAD)	32,216,277
235,810	Atmos Energy Corp.	40,493,293
135,541	Chesapeake Utilities Corp.	17,251,659
1,524,283	National Fuel Gas Co.	120,281,172
1,080,035	New Jersey Resources Corp.	47,845,550
765,404	ONE Gas, Inc.	61,377,747
390,019	Spire, Inc.	33,697,642
1,099,819	UGI Corp.	36,766,949
		389,930,289
	Independent Power and Renewable Electricity Producers — 3.0%
1,134,905	AES (The) Corp.	15,741,132
1,401,348	Clearway Energy, Inc., Class A	42,026,427
106,120	Northland Power, Inc. (CAD)	1,939,222
208,131	Vistra Corp.	39,191,067
		98,897,848
Shares	Description	Value

	Machinery — 1.9%
16,027	Caterpillar, Inc.	$9,251,746
122,715	Cummins, Inc.	53,709,901
		62,961,647
	Multi-Utilities — 11.4%
173,387	Ameren Corp.	17,688,942
1,100,320	Atco Ltd., Class I (CAD)	41,461,561
1,264,494	CenterPoint Energy, Inc.	48,354,251
472,662	CMS Energy Corp.	34,764,290
829,770	Dominion Energy, Inc.	48,699,201
351,968	DTE Energy Co.	47,705,743
400,785	Public Service Enterprise Group, Inc.	32,287,240
710,392	Sempra	65,313,440
356,917	WEC Energy Group, Inc.	39,878,336
		376,153,004
	Oil, Gas & Consumable Fuels — 14.5%
241,042	Cheniere Energy, Inc.	51,100,904
306,822	DT Midstream, Inc.	33,593,941
713,443	Enbridge, Inc.	33,260,713
1,714,472	Keyera Corp. (CAD)	50,619,433
5,072,938	Kinder Morgan, Inc.	132,860,246
463,414	ONEOK, Inc.	31,048,738
393,716	Targa Resources Corp.	60,648,012
789,163	TC Energy Corp.	39,584,416
803,661	Williams (The) Cos., Inc.	46,507,862
		479,224,265
	Water Utilities — 0.5%
420,006	Essential Utilities, Inc.	16,392,834
	Total Common Stocks	2,211,121,623
	(Cost $1,631,030,133)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 28.8%
	Chemicals — 0.6%
978,430	Westlake Chemical Partners, L.P.	18,453,190
	Oil, Gas & Consumable Fuels — 28.2%
991,994	Cheniere Energy Partners, L.P.	51,752,327
14,703,065	Energy Transfer, L.P.	247,452,584
8,521,747	Enterprise Products Partners, L.P.	262,384,590
3,266,243	MPLX, L.P.	165,794,495
See Notes to Financial Statements

First Trust North American Energy Infrastructure Fund (EMLP)
Portfolio of Investments (Continued)
October 31, 2025
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
8,491,500	Plains GP Holdings, L.P., Class A (c)	$146,648,205
1,166,680	Sunoco, L.P.	60,924,029
		934,956,230
	Total Master Limited Partnerships	953,409,420
	(Cost $609,642,050)

Shares	Description	Value
MONEY MARKET FUNDS — 4.3%
142,994,643	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (d)	142,994,643
	(Cost $142,994,643)

	Total Investments — 99.9%	3,307,525,686
	(Cost $2,383,666,826)
	Net Other Assets and Liabilities — 0.1%	4,356,867
	Net Assets — 100.0%	$3,311,882,553

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
(d)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$2,211,121,623	$2,211,121,623	$—	$—
Master Limited Partnerships*	953,409,420	953,409,420	—	—
Money Market Funds	142,994,643	142,994,643	—	—
Total Investments	$3,307,525,686	$3,307,525,686	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust EIP Power Solutions ETF (FPWR)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS (a) — 83.1%
	Construction & Engineering — 1.6%
637	Quanta Services, Inc.	$286,096
	Electric Utilities — 30.6%
1,388	ALLETE, Inc.	93,454
5,438	Alliant Energy Corp.	363,367
5,583	American Electric Power Co., Inc.	671,412
483	Constellation Energy Corp.	182,091
5,067	Duke Energy Corp.	629,828
19,674	Enel S.p.A., ADR	198,117
4,776	Entergy Corp.	458,926
7,476	Evergy, Inc.	574,232
1,762	Fortis, Inc. (CAD)	88,568
2,301	Iberdrola S.A., ADR	186,542
3,926	IDACORP, Inc.	506,532
2,458	NextEra Energy, Inc.	200,081
17,084	PPL Corp.	623,908
3,803	Southern (The) Co.	357,634
5,765	Xcel Energy, Inc.	467,945
		5,602,637
	Electrical Equipment — 3.5%
2,500	EnerSys	315,400
1,909	Generac Holdings, Inc. (b)	320,750
		636,150
	Energy Equipment & Services — 0.2%
1,815	Archrock, Inc.	45,865
	Financial Services — 0.5%
3,200	HA Sustainable Infrastructure Capital, Inc.	88,672
	Gas Utilities — 9.3%
2,983	AltaGas Ltd. (CAD)	87,562
1,441	Atmos Energy Corp.	247,448
721	Chesapeake Utilities Corp.	91,769
7,609	National Fuel Gas Co.	600,426
5,624	New Jersey Resources Corp.	249,143
4,814	ONE Gas, Inc.	386,035
1,295	UGI Corp.	43,292
		1,705,675
	Independent Power and Renewable Electricity Producers — 5.3%
12,838	AES (The) Corp.	178,063
13,186	Clearway Energy, Inc., Class A	395,448
2,281	EDP Renovaveis S.A. (EUR)	33,338
1,662	Northland Power, Inc. (CAD)	30,371
1,823	Vistra Corp.	343,271
		980,491
Shares	Description	Value

	Machinery — 2.6%
180	Caterpillar, Inc.	$103,907
831	Cummins, Inc.	363,712
		467,619
	Multi-Utilities — 17.1%
2,666	Ameren Corp.	271,985
6,143	Atco Ltd., Class I (CAD)	231,477
4,638	CenterPoint Energy, Inc.	177,357
5,985	CMS Energy Corp.	440,197
5,984	Dominion Energy, Inc.	351,201
3,276	DTE Energy Co.	444,029
2,108	NiSource, Inc.	88,768
3,340	Public Service Enterprise Group, Inc.	269,070
3,651	Sempra	335,673
4,739	WEC Energy Group, Inc.	529,489
		3,139,246
	Oil, Gas & Consumable Fuels — 10.2%
1,265	Cheniere Energy, Inc.	268,180
2,000	Coterra Energy, Inc.	47,320
1,277	DT Midstream, Inc.	139,819
976	Enbridge, Inc.	45,501
358	EOG Resources, Inc.	37,891
853	EQT Corp.	45,704
251	Gulfport Energy Corp. (b)	46,688
21,301	Kinder Morgan, Inc.	557,873
1,302	Range Resources Corp.	46,286
1,706	Targa Resources Corp.	262,792
3,667	TC Energy Corp.	183,937
3,211	Williams (The) Cos., Inc.	185,821
		1,867,812
	Professional Services — 1.0%
1,224	Jacobs Solutions, Inc.	190,711
	Semiconductors & Semiconductor Equipment — 1.2%
829	First Solar, Inc. (b)	221,293
	Total Common Stocks	15,232,267
	(Cost $12,877,194)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) — 12.4%
	Independent Power and Renewable Electricity Producers — 1.1%
6,489	Brookfield Renewable Partners, L.P. (CAD)	197,786
See Notes to Financial Statements

First Trust EIP Power Solutions ETF (FPWR)
Portfolio of Investments (Continued)
October 31, 2025
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) (Continued)
	Oil, Gas & Consumable Fuels — 11.3%
8,926	Cheniere Energy Partners, L.P.	$465,670
32,998	Energy Transfer, L.P.	555,356
17,323	Enterprise Products Partners, L.P.	533,375
10,243	MPLX, L.P.	519,935
		2,074,336
	Total Master Limited Partnerships	2,272,122
	(Cost $2,216,492)

Shares	Description	Value
MONEY MARKET FUNDS — 4.5%
813,700	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (c)	813,700
	(Cost $813,700)

	Total Investments — 100.0%	18,318,089
	(Cost $15,907,386)
	Net Other Assets and Liabilities — 0.0%	3,960
	Net Assets — 100.0%	$18,322,049

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar
EUR	– Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$15,232,267	$15,232,267	$—	$—
Master Limited Partnerships*	2,272,122	2,272,122	—	—
Money Market Funds	813,700	813,700	—	—
Total Investments	$18,318,089	$18,318,089	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS (a) — 71.1%
	Construction & Engineering — 1.0%
8,800	Quanta Services, Inc.	$3,952,344
	Electric Utilities — 9.8%
14,979	ALLETE, Inc.	1,008,536
14,725	Alliant Energy Corp.	983,925
48,375	American Electric Power Co., Inc.	5,817,578
30,011	Duke Energy Corp.	3,730,367
192,661	Enel S.p.A., ADR	1,940,096
36,724	Entergy Corp.	3,528,809
73,468	Evergy, Inc.	5,643,077
25,644	Iberdrola S.A., ADR	2,078,957
7,641	IDACORP, Inc.	985,842
25,861	NextEra Energy, Inc.	2,105,085
90,018	PG&E Corp.	1,436,687
103,494	PPL Corp.	3,779,601
31,186	Southern (The) Co.	2,932,732
26,679	Xcel Energy, Inc.	2,165,534
		38,136,826
	Electrical Equipment — 1.3%
30,173	Generac Holdings, Inc. (b)	5,069,667
	Energy Equipment & Services — 6.9%
198,298	Archrock, Inc.	5,010,990
83,555	Baker Hughes Co.	4,044,898
77,749	Cactus, Inc., Class A	3,434,173
176,908	Halliburton Co.	4,748,211
118,386	SLB Ltd.	4,268,999
128,136	TechnipFMC PLC	5,298,424
		26,805,695
	Gas Utilities — 6.7%
66,276	AltaGas Ltd. (CAD)	1,945,444
10,988	Atmos Energy Corp.	1,886,859
156,643	National Fuel Gas Co.	12,360,699
82,030	New Jersey Resources Corp.	3,633,929
46,709	ONE Gas, Inc.	3,745,595
72,276	UGI Corp.	2,416,187
		25,988,713
	Independent Power and Renewable Electricity Producers — 2.4%
29,015	AES (The) Corp.	402,438
127,962	Clearway Energy, Inc., Class A	3,837,580
26,782	Vistra Corp.	5,043,051
		9,283,069
	Machinery — 1.0%
9,033	Cummins, Inc.	3,953,563
	Multi-Utilities — 6.0%
9,596	Ameren Corp.	978,984
Shares	Description	Value

	Multi-Utilities (Continued)
161,397	Atco Ltd., Class I (CAD)	$6,081,659
77,005	CenterPoint Energy, Inc.	2,944,671
13,423	CMS Energy Corp.	987,262
16,177	Dominion Energy, Inc.	949,428
7,009	DTE Energy Co.	950,000
23,187	Public Service Enterprise Group, Inc.	1,867,945
82,832	Sempra	7,615,574
8,219	WEC Energy Group, Inc.	918,309
		23,293,832
	Oil, Gas & Consumable Fuels — 35.1%
127,021	Canadian Natural Resources Ltd. (CAD)	4,063,622
18,024	Cheniere Energy, Inc.	3,821,088
41,330	Core Natural Resources, Inc.	3,265,070
166,467	Coterra Energy, Inc.	3,938,609
84,737	DHT Holdings, Inc.	1,125,307
27,390	Diamondback Energy, Inc.	3,921,974
17,896	DT Midstream, Inc.	1,959,433
61,194	Enbridge, Inc.	2,852,864
63,822	EOG Resources, Inc.	6,754,921
36,071	EQT Corp.	1,932,684
30,153	Expand Energy Corp.	3,115,106
161,442	Exxon Mobil Corp.	18,462,507
48,142	Frontline PLC	1,205,476
10,591	Gulfport Energy Corp. (b)	1,970,032
18,417	HF Sinclair Corp.	950,317
90,433	Imperial Oil Ltd. (CAD)	7,998,441
43,867	International Seaways, Inc.	2,247,306
89,633	Keyera Corp. (CAD)	2,646,396
420,520	Kinder Morgan, Inc.	11,013,419
5,578	Marathon Petroleum Corp.	1,087,208
36,824	Okeanis Eco Tankers Corp. (c) (d)	1,309,462
54,297	ONEOK, Inc.	3,637,899
7,451	Phillips 66	1,014,379
105,461	Range Resources Corp.	3,749,139
236,471	Shell PLC, ADR	17,716,407
99,150	Suncor Energy, Inc. (CAD)	3,948,186
38,603	Targa Resources Corp.	5,946,406
76,002	TC Energy Corp.	3,812,260
125,051	TotalEnergies SE, ADR	7,783,174
6,585	Valero Energy Corp.	1,116,553
33,878	Williams (The) Cos., Inc.	1,960,520
		136,326,165
	Semiconductors & Semiconductor Equipment — 0.4%
4,921	First Solar, Inc. (b)	1,313,612
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Water Utilities — 0.5%
49,587	Essential Utilities, Inc.	$1,935,381
	Total Common Stocks	276,058,867
	(Cost $236,211,983)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS — 27.6%
	Oil, Gas & Consumable Fuels — 27.6%
155,610	Alliance Resource Partners, L.P.	3,807,777
76,286	Cheniere Energy Partners, L.P.	3,979,841
1,620,389	Energy Transfer, L.P.	27,271,147
948,378	Enterprise Products Partners, L.P.	29,200,558
15,961	Kimbell Royalty Partners, L.P. (e)	211,324
390,208	MPLX, L.P.	19,806,958
791,235	Plains GP Holdings, L.P., Class A (e)	13,664,628
100,858	Sunoco, L.P.	5,266,805
311,712	TXO Partners, L.P.	4,089,661
	Total Master Limited Partnerships	107,298,699
	(Cost $87,795,710)

Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
3,888,768	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (f)	3,888,768
	(Cost $3,888,768)

	Total Investments — 99.7%	387,246,334
	(Cost $327,896,461)
	Net Other Assets and Liabilities — 0.3%	1,114,041
	Net Assets — 100.0%	$388,360,375

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	Non-income producing security.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	This security is taxed as a “C” corporation for federal income tax purposes.
(f)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Country Allocation†	% of Net Assets
United States	79.6%
Canada	8.6
United Kingdom	5.9
France	2.0
Marshall Islands	1.2
Curacao	1.1
Spain	0.5
Italy	0.5
Cyprus	0.3
Total Investments	99.7
Net Other Assets and Liabilities	0.3
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund’s underlying index.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$276,058,867	$276,058,867	$—	$—
Master Limited Partnerships*	107,298,699	107,298,699	—	—
Money Market Funds	3,888,768	3,888,768	—	—
Total Investments	$387,246,334	$387,246,334	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

This page intentionally left blank.

First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2025

	First Trust North American Energy Infrastructure Fund (EMLP)	First Trust EIP Power Solutions ETF (FPWR)	FT Energy Income Partners Strategy ETF (EIPX)
ASSETS:
Investments, at value	$3,307,525,686	$18,318,089	$387,246,334
Cash	8,286	162	2,095
Foreign currency, at value	191	—	—
Receivables:
Dividends	10,367,724	19,579	985,868
Capital shares sold	1,878,234	—	—
Reclaims	61,891	—	60,273
Investment securities sold	—	—	378,176
Total Assets	3,319,842,012	18,337,830	388,672,746

LIABILITIES:
Due to custodian foreign currency	—	13	—
Payables:
Investment securities purchased	5,270,691	—	—
Investment advisory fees	2,688,271	15,766	312,314
Other liabilities	497	2	57
Total Liabilities	7,959,459	15,781	312,371
NET ASSETS	$3,311,882,553	$18,322,049	$388,360,375

NET ASSETS consist of:
Paid-in capital	$2,452,297,037	$16,733,555	$329,704,438
Par value	881,550	5,500	149,000
Accumulated distributable earnings (loss)	858,703,966	1,582,994	58,506,937
NET ASSETS	$3,311,882,553	$18,322,049	$388,360,375
NET ASSET VALUE, per share	$37.57	$33.31	$26.06
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	88,155,000	550,002	14,900,002
Investments, at cost	$2,383,666,826	$15,907,386	$327,896,461
Foreign currency, at cost (proceeds)	$191	$(13)	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Year Ended October 31, 2025

	First Trust North American Energy Infrastructure Fund (EMLP)	First Trust EIP Power Solutions ETF (FPWR)	FT Energy Income Partners Strategy ETF (EIPX)
INVESTMENT INCOME:
Dividends	$71,724,937	$416,251	$8,984,868
Foreign withholding tax	(1,734,869)	(15,439)	(400,542)
Total investment income	69,990,068	400,812	8,584,326

EXPENSES:
Investment advisory fees	30,042,737	154,884	3,528,831
Other expenses	238,872	1,159	27,494
Total expenses	30,281,609	156,043	3,556,325
NET INVESTMENT INCOME (LOSS)	39,708,459	244,769	5,028,001

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	151,171,277	580,346	(2,379,465)
In-kind redemptions	129,335,400	925,410	20,367,789
Foreign currency transactions	(137,403)	(2,971)	(31,106)
Net realized gain (loss)	280,369,274	1,502,785	17,957,218
Net change in unrealized appreciation (depreciation) on:
Investments	63,373,975	716,346	14,094,815
Foreign currency translation	(245)	7	(134)
Net change in unrealized appreciation (depreciation)	63,373,730	716,353	14,094,681
NET REALIZED AND UNREALIZED GAIN (LOSS)	343,743,004	2,219,138	32,051,899
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$383,451,463	$2,463,907	$37,079,900
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	First Trust North American Energy Infrastructure Fund (EMLP)		First Trust EIP Power Solutions ETF (FPWR)
	Year Ended 10/31/2025	Year Ended 10/31/2024	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$39,708,459	$39,200,372	$244,769	$606,929
Net realized gain (loss)	280,369,274	100,114,017	1,502,785	2,185,861
Net change in unrealized appreciation (depreciation)	63,373,730	597,252,207	716,353	4,302,401
Net increase (decrease) in net assets resulting from operations	383,451,463	736,566,596	2,463,907	7,095,191

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(101,676,926)	(91,997,789)	(330,641)	(693,457)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	468,073,744	51,655,747	4,800,659	—
Cost of shares redeemed	(228,043,027)	(179,411,258)	(3,221,869)	(22,383,242)
Net increase (decrease) in net assets resulting from shareholder transactions	240,030,717	(127,755,511)	1,578,790	(22,383,242)
Total increase (decrease) in net assets	521,805,254	516,813,296	3,712,056	(15,981,508)

NET ASSETS:
Beginning of period	2,790,077,299	2,273,264,003	14,609,993	30,591,501
End of period	$3,311,882,553	$2,790,077,299	$18,322,049	$14,609,993

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	81,805,000	86,405,000	500,002	1,350,002
Shares sold	12,500,000	1,650,000	150,000	—
Shares redeemed	(6,150,000)	(6,250,000)	(100,000)	(850,000)
Shares outstanding, end of period	88,155,000	81,805,000	550,002	500,002
See Notes to Financial Statements

FT Energy Income Partners Strategy ETF (EIPX)
Year Ended 10/31/2025	Year Ended 10/31/2024

$5,028,001	$5,216,587
17,957,218	5,708,286
14,094,681	41,442,569
37,079,900	52,367,442

(12,292,302)	(9,999,142)

89,116,299	101,503,671
(57,990,593)	(22,401,092)
31,125,706	79,102,579
55,913,304	121,470,879

332,447,071	210,976,192
$388,360,375	$332,447,071

13,700,002	10,150,002
3,450,000	4,500,000
(2,250,000)	(950,000)
14,900,002	13,700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
First Trust North American Energy Infrastructure Fund (EMLP)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$34.11	$26.31	$26.70	$25.02	$19.68
Income from investment operations:
Net investment income (loss)	0.46 (a)	0.47 (a)	0.36 (a)	0.37	0.19
Net realized and unrealized gain (loss)	4.18	8.44	0.30	2.14	6.01
Total from investment operations	4.64	8.91	0.66	2.51	6.20
Distributions paid to shareholders from:
Net investment income	(1.18)	(1.11)	(1.05)	(0.37)	(0.86)
Return of capital	—	—	—	(0.46)	—
Total distributions	(1.18)	(1.11)	(1.05)	(0.83)	(0.86)
Net asset value, end of period	$37.57	$34.11	$26.31	$26.70	$25.02
Total return (b)	13.67%	34.48%	2.49%	10.19%	31.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,311,883	$2,790,077	$2,273,264	$2,570,305	$2,129,135
Ratio of total expenses to average net assets (c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets (c)	1.25%	1.58%	1.33%	1.08%	0.71%
Portfolio turnover rate (d)	36%	23%	32%	32%	52%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust EIP Power Solutions ETF (FPWR)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$29.22	$22.66	$25.30	$24.33	$21.40
Income from investment operations:
Net investment income (loss)	0.47 (a)	0.59 (a)	0.55 (a)	0.31	0.31
Net realized and unrealized gain (loss)	4.25	6.70	(2.57)	1.05	2.98
Total from investment operations	4.72	7.29	(2.02)	1.36	3.29
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.73)	(0.59)	(0.29)	(0.36)
Net realized gain	—	—	(0.03)	(0.10)	—
Total distributions	(0.63)	(0.73)	(0.62)	(0.39)	(0.36)
Net asset value, end of period	$33.31	$29.22	$22.66	$25.30	$24.33
Total return (b)	16.34%	32.63%	(8.15)%	5.62%	15.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,322	$14,610	$30,592	$31,628	$20,682
Ratio of total expenses to average net assets (c)	0.96% (d)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets (c)	1.50%	2.36%	2.22%	1.29%	1.24%
Portfolio turnover rate (e)	67%	16%	47%	22%	56%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Energy Income Partners Strategy ETF (EIPX)

	Year Ended October 31,		Period Ended 10/31/2023 (a)
	2025	2024
Net asset value, beginning of period	$24.27	$20.79	$19.72
Income from investment operations:
Net investment income (loss) (b)	0.34	0.42	0.33
Net realized and unrealized gain (loss)	2.29	3.85	1.37
Total from investment operations	2.63	4.27	1.70
Distributions paid to shareholders from:
Net investment income	(0.83)	(0.76)	(0.63)
Net realized gain	(0.01)	(0.03)	—
Total distributions	(0.84)	(0.79)	(0.63)
Net asset value, end of period	$26.06	$24.27	$20.79
Total return (c)	10.94%	20.83%	8.71%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$388,360	$332,447	$210,976
Ratio of total expenses to average net assets	0.96% (d)	0.95%	0.95% (e)
Ratio of net investment income (loss) to average net assets	1.35%	1.84%	1.64% (e)
Portfolio turnover rate (f)	38%	23%	19%

(a)	Inception date is November 2, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

First Trust North American Energy Infrastructure Fund – (ticker “EMLP”)
First Trust EIP Power Solutions ETF – (ticker “FPWR”)(1)
FT Energy Income Partners Strategy ETF – (ticker “EIPX”)

(1)	Effective September 5, 2025, First Trust EIP Carbon Impact ETF (ticker “ECLN”) changed its name and ticker to First Trust EIP Power Solutions ETF (ticker “FPWR”).
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. EMLP’s investment objective is to seek total return. EMLP will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) to be engaged in the energy infrastructure sector, which principally include U.S. and Canadian natural gas and electric utilities, corporations operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada.
FPWR’s investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. FPWR will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the equity securities of companies identified by EIP as Power Solutions Companies. The Sub-Advisor defines Power Solutions Companies as those companies that provide technology, equipment and services that contribute to the production, transmission, storage and delivery of electric power and/or have a positive impact on the cost, reliability, safety or environmental impact to help meet the growing demands of the electric power system. Power Solutions Companies include companies in the Global Industry Classification Standard (“GICS”) Electrical Equipment industry in the Industrials sector, companies in the GICS Utilities sector (excluding water utilities), companies in the GICS Energy sector, and companies in any other GICS sectors that derive at least 50% of their revenues or profits from electric generation, transmission, distribution, grid solutions, storage and system reliability support (collectively, “power-related activities”), nuclear power life-extension and small modular reactors (SMR), exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), electricity, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, or carbon, carbon dioxide and fugitive methane mitigation and management. Power Solutions Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from energy and utility-related activities, as determined by the Sub-Advisor. Power Solutions Companies may include MLPs and MLP affiliates.
EIPX’s investment objective is to seek risk-adjusted total return. EIPX will invest, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in a portfolio of equity securities in the broader energy market (“Energy Companies”), which include companies in the energy sector, companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support. Energy

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from the above, all of which are selected by EIP. These companies may include MLPs and MLP affiliates.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2025, is included with each Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust North American Energy Infrastructure Fund	$101,676,926	$—	$—
First Trust EIP Power Solutions ETF	330,641	—	—
FT Energy Income Partners Strategy ETF	12,292,302	—	—
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust North American Energy Infrastructure Fund	$91,997,789	$—	$—
First Trust EIP Power Solutions ETF	693,457	—	—
FT Energy Income Partners Strategy ETF	9,999,142	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
As of October 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust North American Energy Infrastructure Fund	$—	$(29,905,695)	$888,609,661
First Trust EIP Power Solutions ETF	—	(750,260)	2,333,254
FT Energy Income Partners Strategy ETF	—	—	58,506,937
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For EMLP and FPWR, the taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. For EIPX, the taxable years ended 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust North American Energy Infrastructure Fund	$29,905,695
First Trust EIP Power Solutions ETF	750,260
During the taxable year ended October 31, 2025, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust North American Energy Infrastructure Fund	$195,269,639
First Trust EIP Power Solutions ETF	683,699
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for each Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust North American Energy Infrastructure Fund	$59,246,235	$(93,834,970)	$34,588,735
First Trust EIP Power Solutions ETF	(2,750)	(803,577)	806,327
FT Energy Income Partners Strategy ETF	8,033,500	(18,430,626)	10,397,126
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust North American Energy Infrastructure Fund	$2,418,914,210	$933,683,632	$(45,072,156)	$888,611,476
First Trust EIP Power Solutions ETF	15,984,835	2,543,657	(210,403)	2,333,254
FT Energy Income Partners Strategy ETF	328,739,134	67,038,586	(8,531,386)	58,507,200
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
The Trust, on behalf of the Funds, and First Trust have retained EIP, an affiliate of First Trust, to serve as the Funds’ investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of each Fund’s assets and will pay EIP for its services as the Funds’ sub-advisor. First Trust will also be responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
In addition, the Funds incur acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents a Fund’s total annual operating expenses.
EIP receives a sub-advisory fee for EMLP from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the Fund’s average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. EIP receives a sub-advisory fee for FPWR and EIPX from First Trust equal to 50% of the monthly investment management fee paid to First Trust less one-half of the Fund’s expenses, for which EIP is responsible. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to EIP will be reduced to reflect the reduction in the Advisor’s management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust North American Energy Infrastructure Fund	$1,080,436,512	$1,081,328,834
First Trust EIP Power Solutions ETF	12,370,034	10,491,900
FT Energy Income Partners Strategy ETF	140,798,751	140,033,734
For the fiscal year ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust North American Energy Infrastructure Fund	$433,017,249	$220,356,431
First Trust EIP Power Solutions ETF	3,096,102	3,164,357
FT Energy Income Partners Strategy ETF	86,542,033	57,105,322

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust North American Energy Infrastructure Fund, First Trust EIP Power Solutions ETF (formerly known as First Trust EIP Carbon Impact ETF), and FT Energy Income Partners Strategy ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund IV, including the portfolios of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust North American Energy Infrastructure Fund	For the years ended October 31, 2025, 2024, 2023, 2022, and 2021
First Trust EIP Power Solutions ETF (formerly known as First Trust EIP Carbon Impact ETF)	For the years ended October 31, 2025, 2024, 2023, 2022, and 2021
FT Energy Income Partners Strategy ETF	For the years ended October 31, 2025 and 2024, and for the period from November 2, 2022 (commencement of investment operations) through October 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 18, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust EIP Carbon Impact ETF (ECLN) (now known as First Trust EIP Power Solutions ETF)
First Trust North American Energy Infrastructure Fund (EMLP)
FT Energy Income Partners Strategy ETF (EIPX)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each of ECLN and EIPX was above the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio for EMLP was equal to the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for EMLP contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for ECLN and EMLP, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing the performance of each of ECLN and EIPX for one or more periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index and information comparing EMLP’s performance for periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a blended benchmark index. With respect to ECLN, the Board noted that at the June 8–9, 2025 meeting, it approved changes to the Fund’s investment strategies and, effective on or about September 3, 2025, the Fund will change its name and ticker symbol to First Trust EIP Power Solutions ETF (FPWR). Based on the information provided, the Board noted that ECLN outperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2024. The Board noted that EMLP underperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2024, outperformed its Performance Universe median for the ten-year period ended December 31, 2024, outperformed its blended benchmark index for the one- and three-year periods ended December 31, 2024 and underperformed its blended benchmark index for the five- and ten-year periods ended December 31, 2024. The Board noted the Advisor’s discussion of EMLP’s performance at the April 22, 2025 meeting. The Board noted that EIPX outperformed its Performance Universe median and its benchmark index for the one-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund IV funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,214,427. This figure is comprised of $48,950 paid (or to be paid) in fixed compensation and $1,165,477 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $636,610 paid (or to be paid) to senior management of First Trust Advisors L.P. and $577,817 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust North American Energy Infrastructure Fund	52.51%
First Trust EIP Power Solutions ETF	100.00%
FT Energy Income Partners Strategy ETF	39.42%
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust North American Energy Infrastructure Fund	64.58%
First Trust EIP Power Solutions ETF	100.00%
FT Energy Income Partners Strategy ETF	68.34%
A portion of each of the Funds’ 2025 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended October 31, 2025, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

First Trust Exchange-Traded Fund IV

First Trust Senior Loan Fund (FTSL)
Annual Financial Statements and Other Information For the Year Ended October 31, 2025

First Trust Senior Loan Fund (FTSL)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Senior Loan Fund (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 84.8%
	Advertising — 0.7%
$9,789,599	Authentic Brands Group (ABG Intermediate Holdings 2 LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.21%	12/21/28	$9,796,647
5,993,015	WH Borrower LLC (WHP), Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.95%	02/20/32	6,007,998
				15,804,645
	Aerospace & Defense — 1.5%
134,703	Signia Aerospace LLC, Delayed Draw Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	12/11/31	135,040
3,966,389	Signia Aerospace LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	12/11/31	3,976,324
54,171	Signia Aerospace LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.74%	12/11/31	54,307
5,363,305	Spirit Aerosystems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.34%	01/15/27	5,385,107
2,876,045	Standard Aero Ltd. (Dynasty Acq. Co.), Term Loan B1, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	10/31/31	2,884,127
1,093,955	Standard Aero Ltd. (Dynasty Acq. Co.), Term Loan B2, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	10/31/31	1,097,029
10,895,455	Transdigm, Inc., Refi Term Loan K, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.25%	03/22/30	10,916,592
11,398,066	VistaJet Malta Finance PLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.74%	03/31/31	11,497,799
				35,946,325
	Air Freight & Logistics — 0.5%
11,984,798	Phoenix Aviation Capital Ltd. (PAC DAC LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.11%	10/28/30	11,891,197
	Airport Services — 0.1%
2,597,195	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Term Loan B-1, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.46%	07/01/31	2,607,454
196,291	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Term Loan B2, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	07/01/31	197,328
677,464	BBA Aviation (Signature Aviation US Holdings, Inc./Brown Group Holding LLC), Term Loan B2, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.59%-6.95%	07/01/31	681,044
				3,485,826
	Alternative Carriers — 0.5%
10,649,450	Level 3 Financing, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	03/29/32	10,649,450
	Apparel, Accessories & Luxury Goods — 0.2%
2,189,449	Canada Goose Holdings, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.71%	08/23/32	2,198,579
3,512,209	Hanesbrands, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	03/08/32	3,529,770
				5,728,349
	Application Software — 9.2%
913,792	Applied Systems, Inc., Term Loan B-2, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.25%	02/24/31	916,593
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$3,421,520	Avalara, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.74%	03/29/32	$3,432,657
2,903,517	CCC Intelligent Solutions, Inc., 2032 Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	5.96%	01/23/32	2,909,876
3,425,956	Clearwater Analytics LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.46%	04/21/32	3,438,821
19,500,067	Cloud Software Group, Inc. (a.k.a. Citrix Software, Inc. or Tibco), 2032 Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.25%	08/15/32	19,522,979
6,737,425	ConnectWise LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	7.76%	09/30/28	6,755,448
4,377,787	Darktrace PLC (Leia Finco US LLC), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.19%	10/09/32	4,380,523
16,655,940	Darktrace PLC (Leia Finco US LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.19%	10/09/31	16,713,236
2,623,394	Duck Creek Technologies (Disco Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.48%	08/08/32	2,639,790
8,167,117	Ellucian Holdings, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	10/07/29	8,189,454
2,089,400	Epicor Software Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.46%	05/30/31	2,096,368
4,771,203	Genesys Cloud Services Holding II LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	01/31/32	4,725,876
940,898	Inmar, Inc., Refi Term Loan, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	8.46%	10/30/31	937,760
1,427,955	Inmar, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 4.50%, 0.00% Floor	8.34%-8.50%	10/30/31	1,423,192
11,785,688	Internet Brands, Inc. (WebMD / MH Sub I LLC), 2023 New Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.25%	05/03/28	10,748,606
14,300,437	LogMeIn, Inc. (GoTo Group, Inc.), First Out Term Loan (First Lien), 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.79%	04/30/28	12,499,440
12,745,263	LogMeIn, Inc. (GoTo Group, Inc.), Second Out Term Loan (First Lien), 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.79%	04/30/28	4,921,774
18,142,837	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B-1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	03/01/29	17,273,432
11,027,591	NCR Digital Banking (Dragon Buyer, Inc./Candescent), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	09/30/31	11,074,458
4,288,506	OSTTRA (Orion US Finco), Term Loan B (First Lien), 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.43%	10/10/32	4,314,323
3,165,362	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.00%	05/08/33	3,090,185
21,473,071	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.25%	10/28/30	21,503,670
5,603,000	SolarWinds Holdings, Inc. (Starlight Parent LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.03%	04/16/32	5,582,016
13,598,797	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.10%	06/04/28	13,036,895
362,288	Tenable, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	6.83%	07/07/28	363,875
13,063,506	Ultimate Software Group (UKG, Inc.), Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.34%	02/10/31	13,076,765
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$12,148,286	Veeam Software Holdings Ltd. (VS Buyer LLC), Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.09%	04/14/31	$12,057,174
4,633,548	X.AI LLC (Project Xerxes), Fixed Rate Term Loan	12.50%	06/30/30	4,856,538
4,703,213	X.AI LLC (Project Xerxes), Floating Rate Term Loan B, 6 Mo. CME Term SOFR + 7.25%, 0.00% Floor	11.12%	06/30/30	4,591,911
				217,073,635
	Asset Management & Custody Banks — 2.4%
18,229,950	Ascensus Holdings, Inc. (Mercury), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	08/02/28	18,272,699
2,619,491	Colonial First State (Superannuation and Investments US LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	12/01/28	2,635,863
11,011,762	Edelman Financial Engines Center LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	04/07/28	11,061,810
10,710,985	Edelman Financial Engines Center LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.21%	10/06/28	10,744,456
1,990,052	IQ-EQ (Saphilux S.A.R.L.), USD Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.29%	07/27/28	2,001,872
4,462,054	Jump Financial LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	02/26/32	4,481,576
6,132,777	Osaic Holdings, Inc. (Advisor Group), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	07/31/32	6,149,397
2,000,000	Victory Capital Holdings, Inc., Term Loan B-3, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.00%	09/23/32	2,012,500
				57,360,173
	Automotive Parts & Equipment — 1.0%
17,521,604	Clarios Global, L.P. (Power Solutions), 2032 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	01/31/32	17,598,261
4,957,537	Clarios Global, L.P. (Power Solutions), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	05/06/30	4,965,296
				22,563,557
	Automotive Retail — 1.4%
1,173,224	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	04/23/31	1,169,558
9,965,766	Les Schwab Tire Centers (LS Group OpCo Acq. LLC), Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.70%	04/23/31	9,934,623
22,545,851	Mavis Tire Express Services Topco Corp., Refi Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.20%	05/04/28	22,617,886
				33,722,067
	Broadline Retail — 0.2%
3,523,608	Peer Holding III B.V. (Action Holding), 2031 Term Loan B5B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.50%	07/01/31	3,542,548
878,410	Peer Holding III B.V. (Action Holding), 2032 USD Term Loan B8, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.19%	10/14/32	880,057
				4,422,605
	Building Products — 1.1%
7,441,692	American Bath (CP Atlas Buyer, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.21%	07/08/30	7,365,415
10,939,808	Miter Brands Acq. Holdco, Inc. (MIWD), Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	03/28/31	10,970,603
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Building Products (Continued)
$6,184,784	US LBM Holdings, Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.75% Floor	9.03%	06/06/31	$6,158,251
2,248,440	US LBM Holdings, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	7.88%	06/06/31	2,177,243
				26,671,512
	Cable & Satellite — 0.5%
5,171,784	Charter Communications Operating LLC, Term Loan B4, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.99%	12/07/30	5,169,198
7,150,659	Charter Communications Operating LLC, Term Loan B-5, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.24%	12/15/31	7,147,013
				12,316,211
	Casinos & Gaming — 0.6%
3,504,167	Flutter Entertainment PLC (Flutter Treasury DAC), Incremental Term Loan, 3 Mo. CME Term SOFR + 2.00%, 0.50% Floor	6.00%	06/04/32	3,492,481
6,373,533	Golden Nugget, Inc. (Fertitta Entertainment LLC), Refi Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.21%	01/29/29	6,375,158
486,356	Light & Wonder International, Inc. (FKA Scientific Games International, Inc.), 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.29%	04/16/29	488,484
2,977,443	Scientific Games Holdings, L.P. (Scientific Games Lottery), 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.93%	04/04/29	2,946,180
				13,302,303
	Commercial Printing — 0.2%
6,430,884	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 3 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	8.94%	10/29/28	4,885,157
	Commercial Services & Supplies — 0.0%
719,195	Summit Companies (Pinnacle Buyer LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.49%	10/01/32	723,241
	Commodity Chemicals — 0.6%
14,407,227	Charter Next Generation, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.75% Floor	6.80%	12/01/30	14,476,166
	Communications Equipment — 0.2%
4,387,783	Viavi Solutions, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.39%	10/16/32	4,399,674
	Construction & Engineering — 0.8%
3,154,872	Azuria Water Solutions (FKA - Aegion Corp.), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.96%	05/17/28	3,176,168
2,563,333	Centuri Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.23%	07/09/32	2,578,072
4,422,564	Construction Partners, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	11/01/31	4,436,385
6,849,263	Green Infrastructure Partners LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	09/24/32	6,868,543
1,094,286	Socotec SAS (Socotec US Holdings), Term Loan B, Daily SOFR + 3.25%, 0.75% Floor	7.37%-7.56%	06/02/31	1,102,039
				18,161,207
	Construction Materials — 2.3%
574,219	Knife River Corp., Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.12%	03/07/32	577,090
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Construction Materials (Continued)
$1,396,959	Quikrete Holdings, Inc., Term Loan B1 2031, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.21%	04/14/31	$1,400,765
18,476,848	Quikrete Holdings, Inc., Term Loan B2 2029, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.21%	03/18/29	18,519,437
8,634,113	Quikrete Holdings, Inc., Term Loan B3 2032, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.21%	02/10/32	8,654,360
9,617,113	Smyrna Ready Mix Concrete LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.98%	04/02/29	9,641,156
1,809,639	TAMKO Building Products, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.74%	09/20/30	1,816,986
5,410,821	TAMKO Building Products, Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.61%-6.95%	09/20/30	5,432,789
7,148,074	TAMKO Building Products, Term Loan B, 6 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.45%-6.95%	09/20/30	7,177,095
				53,219,678
	Consumer Finance — 0.5%
11,927,390	Creative Planning Group (CPI Holdco), Initial Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	05/19/31	11,934,845
	Data Processing & Outsourced Services — 0.8%
17,163,036	Consilio (Skopima Consilio Parent LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.71%	05/17/28	14,882,755
4,004,777	Paysafe Holdings (US) Corp., Facility B1 Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	6.83%	06/28/28	4,009,803
				18,892,558
	Distillers & Vintners — 0.3%
7,005,157	Sazerac Co., Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.58%	07/10/32	7,051,111
	Diversified Financial Services — 0.7%
15,663,481	Gen II Fund Services (PEX Holdings LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	11/19/31	15,689,639
	Diversified Metals & Mining — 0.5%
12,617,932	SCIH Salt Holdings, Inc. (aka Morton Salt), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.20%	01/31/29	12,680,328
	Diversified Support Services — 0.7%
6,885,590	Aggreko Holdings, Inc. (Albion), Extended Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.21%	05/21/31	6,937,266
1,755,118	OpenLane, Inc.(KAR Auction Services, Inc.), Term Loan B, Daily SOFR + 2.50%, 0.00% Floor	6.59%	10/08/32	1,759,506
7,658	Service Logic Acq, Inc. (MSHC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.96%	10/29/27	7,706
3,032,699	Service Logic Acq, Inc. (MSHC), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.84%	10/29/27	3,051,654
6,161,712	Vestis Corp., Term Loan B-1, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.45%	02/22/31	5,869,030
				17,625,162
	Drug Retail — 0.1%
1,351,143	Boots Group Finco, L.P., Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.70%	08/28/32	1,358,743
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Education Services — 0.5%
$6,236,340	Kindercare Learning Companies (KUEHG Corp.), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.75%	06/12/30	$6,225,208
5,415,653	Prometric Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.71%	06/24/32	5,449,501
				11,674,709
	Electric Utilities — 0.4%
9,609,644	Alpha Generation LLC (AlphaGen), Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	09/30/31	9,632,563
	Electrical Components & Equipment — 0.1%
1,751,103	BCP VI Summit Holdings, L.P. (Chemelex - fka nVent), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.16%	01/30/32	1,760,129
	Electronic Equipment & Instruments — 0.6%
5,933,033	Chamberlain Group, Inc. (Chariot), Extended Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	09/08/32	5,958,990
2,613,940	Convergint Technologies (DG Investment Intermediate Holdings 2, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.71%	07/10/32	2,623,756
1,000,000	Mirion Technologies, Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.25%	06/05/32	1,007,085
3,802,553	Verifone Systems, Inc., Extended Term Loan, 3 Mo. CME Term SOFR + CSA + 5.25%, 0.00% Floor	9.35%	08/21/28	3,650,983
				13,240,814
	Environmental & Facilities Services — 0.5%
5,919,651	Allied Universal Holdco LLC, Extended Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	7.31%	08/20/32	5,950,344
1,876,258	Anticimex Global AB, Facility B8 (USD), Daily SOFR + CSA + 3.00%, 0.00% Floor (c)	7.54%-7.92%	11/16/31	1,876,258
4,466,926	Interstate Waste Services (Action Environmental Group, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.25%	10/24/30	4,478,093
				12,304,695
	Food Distributors — 0.1%
2,450,398	C&S Wholesale Grocers LLC, Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	9.00%	09/23/30	2,421,299
	Footwear — 0.2%
4,530,652	Skechers (Beach Acquisition Bidco LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.31%	09/13/32	4,560,849
	Forest Products — 0.2%
3,936,044	Magnera Corp. (Treasure Escrow/Glatfelter), Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.00% Floor	8.45%	11/04/31	3,731,370
	Gas Utilities — 0.2%
4,732,913	Cornerstone Generation LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.48%	08/11/32	4,781,094
	Health Care Facilities — 2.4%
13,993,905	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Extended Term Loan, 1 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.21%	09/18/32	14,066,114
1,749,983	Ceva Sante (Financiere Mendel), USD Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.98%	11/13/30	1,759,004
4,355,387	Concentra Health Services, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	07/26/31	4,373,092
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Facilities (Continued)
$74,569	Hanger, Inc., Delayed Draw Term Loan, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.46%	10/23/31	$74,857
3,844,573	Hanger, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.46%	10/23/31	3,859,471
18,181,320	IVC Evidensia (VetStrategy Canada / IVC Acquisition Midco LTD.), Term Loan B-12, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.75%	12/06/28	18,281,317
13,134,623	Southern Veterinary Partners LLC (Mission Pet), Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.37%	12/04/31	13,141,059
				55,554,914
	Health Care Services — 3.3%
11,387,973	Ensemble RCM LLC (Ensemble Health), 2024 Refi Loan, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.84%	08/01/29	11,446,393
11,910,659	ExamWorks Group, Inc. (Electron Bidco), Refi Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	11/01/28	11,973,547
6,114,197	Heartland Dental Care LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.71%	08/25/32	6,135,200
21,376,702	Opella Healthcare Group (Opal U.S. LLC), Refi Term Loan B4 (USD), 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.90%	04/23/32	21,493,633
9,281,685	Pacific Dental Services LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.54%	03/17/31	9,311,015
12,282,209	R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	11/19/31	12,299,773
2,150,504	Radnet Management, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.45%	04/18/31	2,156,289
1,705,492	SCP Health (Onex TSG Intermediate Corp.), Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.59%	08/06/32	1,715,690
				76,531,540
	Health Care Supplies — 0.8%
15,665,332	Medline Borrower, L.P. (Mozart), Refi 2028 Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	5.96%	10/23/28	15,695,331
2,143,809	Sharp Services LLC, Term Loan E, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.99%	09/29/32	2,154,529
				17,849,860
	Health Care Technology — 4.9%
36,422,911	athenahealth Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	02/15/29	36,314,735
8,107,813	Cotiviti, Inc. (Verscend), Fixed Rate Term Loan	7.63%	05/01/31	7,988,750
11,790,127	Cotiviti, Inc. (Verscend), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.88%	05/01/31	11,387,317
32,671,796	Mediware (Wellsky / Project Ruby Ultimate Parent Corp.), Refi Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	6.83%	03/10/28	32,794,316
1,737,181	PointClickCare Technologies, Inc., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	11/03/31	1,743,695
24,965,887	Waystar Technologies, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	10/22/29	25,002,338
				115,231,151
	Home Furnishings — 0.2%
3,977,633	Restoration Hardware (RH), Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.31%	10/20/28	3,893,943
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Hotels, Resorts & Cruise Lines — 0.1%
$875,356	Alterra Mountain Co., 2030 Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	05/31/30	$879,190
1,392,710	Alterra Mountain Co., Refi Term Loan B-6, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	08/17/28	1,399,673
				2,278,863
	Household Products — 0.1%
3,422,336	Essential Home (Lavender Dutch BorrowerCo B.V.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.25%	12/31/32	3,428,753
	Human Resource & Employment Services — 1.3%
4,093,320	Alight, Inc. (fka Tempo Acq.), Refi Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.50% Floor	5.71%	08/31/28	3,993,545
6,155,533	Dayforce, Inc. (Dawn Bidco), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.89%	12/31/32	6,142,329
15,457,961	First Advantage Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	10/31/31	15,076,381
5,254,247	HireRight (Genuine Financial Holdings LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	09/27/30	4,712,403
				29,924,658
	Independent Power Producers & Energy Traders — 0.5%
6,577,057	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	07/31/30	6,590,441
523,428	Lightning Power LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.25%	08/18/31	526,373
1,734,744	Talen Energy Supply, Inc., Incremental Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.73%	12/15/31	1,739,627
2,196,973	Talen Energy Supply, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	12/31/32	2,198,346
				11,054,787
	Industrial Machinery & Supplies & Components — 2.2%
481,928	Alliance Laundry Systems LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.25%	08/19/31	483,171
881,928	Alliance Laundry Systems LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.11%	08/19/31	884,203
15,507,955	Filtration Group Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	10/23/28	15,587,123
2,000,000	Innio Holding GmbH, Term Loan B-2, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.13%	11/02/28	2,003,750
9,717,456	Madison IAQ LLC, 2025 Refi Term Loan B, 6 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.70%	06/21/28	9,747,580
9,537,700	Pro Mach Group, Inc., Extended Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	10/16/32	9,570,748
4,517,617	SPX Flow, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	04/05/29	4,548,563
9,196,297	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.20%	04/30/30	9,263,384
				52,088,522
	Insurance Brokers — 10.9%
11,604,644	Acrisure LLC, Term Loan B-6 2030, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.16%	11/06/30	11,611,897
27,498,649	Acrisure LLC, Term Loan B-7, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.41%	06/20/32	27,564,645
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Insurance Brokers (Continued)
$7,750,000	Alera Group, Inc., Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.50%, 0.50% Floor	9.46%	05/30/33	$7,984,128
14,295,000	Alera Group, Inc., Term Loan B (First Lien), 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	7.21%	05/30/32	14,383,700
872,277	Alliant Holdings I LLC, 2025 Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	09/19/31	872,425
5,161,963	AmWins Group, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.75% Floor	6.25%	01/30/32	5,174,506
816,929	Ardonagh Midco 3 Ltd., Refi Term Loan B (USD), 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	02/15/31	815,908
8,639,634	Ardonagh Midco 3 Ltd., Refi Term Loan B (USD), 6 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.95%	02/15/31	8,628,835
16,441,080	Baldwin Insurance Group Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.55%	05/27/31	16,502,734
2,406,631	BroadStreet Partners, Inc., Refi Term Loan B-4, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	06/16/31	2,414,958
1,712,167	CFC Group Ltd., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.74%	07/01/32	1,677,923
16,940,846	CRC Insurance Group (fka Truist Insurance), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	8.75%	05/06/32	17,226,723
1,468,695	CRC Insurance Group (fka Truist Insurance), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	05/06/31	1,469,627
6,779,229	Goosehead Insurance Holdings LLC, Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.05%	01/08/32	6,804,651
11,330,087	Hub International Ltd., 2025 Refi Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.75% Floor	6.12%	06/20/30	11,380,110
746,419	Hyperion Insurance Group Ltd. (aka - Howden Group), 2031 Maturity Refi Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	02/18/31	748,480
35,063,730	Hyperion Insurance Group Ltd. (aka - Howden Group), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.46%	04/18/30	35,262,892
15,422,920	IMA Financial Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	11/01/28	15,486,231
2,633,812	Jones DesLauriers Insurance Management, Inc. (NavaCord), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.59%	03/15/30	2,633,826
17,721,345	OneDigital Borrower LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.21%	07/02/32	17,909,723
9,927,979	OneDigital Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	07/02/31	9,948,629
20,627,179	Ryan Specialty Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	09/13/31	20,685,245
3,155,533	The Liberty Company Insurance Brokers LLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.65%	10/15/32	3,151,588
11,442,316	Trucordia Insurance Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	06/17/32	11,499,528
3,264,582	USI, Inc., 2029 Term Loan D, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.25%	11/21/29	3,272,336
				255,111,248
	Integrated Telecommunication Services — 0.1%
2,635,231	Uniti Group (Windstream Services LLC), Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	7.96%	10/06/32	2,615,467
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Interactive Media & Services — 1.2%
$8,890,774	Twitter, Inc. (X Corp.), Fixed Rate Term Loan B-3	9.50%	10/29/29	$8,929,672
19,542,213	Twitter, Inc. (X Corp.), Term Loan B-1, 6 Mo. CME Term SOFR + CSA + 6.50%, 0.50% Floor	10.45%	10/26/29	19,078,085
				28,007,757
	Internet Services & Infrastructure — 0.8%
4,235,206	Go Daddy Operating Co. LLC, Term Loan B-8, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.71%	11/13/29	4,233,490
15,578,403	Sedgwick Claims Management Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	07/31/31	15,592,501
				19,825,991
	Investment Banking & Brokerage — 0.1%
3,076,040	Jane Street Group LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.20%	12/13/31	3,051,232
	IT Consulting & Other Services — 1.9%
20,619,032	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.10%	10/01/27	20,464,389
18,715,831	Informatica Corp., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.21%	10/30/28	18,797,713
4,296,858	Shift4 Payments LLC (Harbortouch), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.50%	07/03/32	4,330,889
				43,592,991
	Leisure Facilities — 0.1%
2,631,723	Herschend Entertainment Co. LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	05/27/32	2,647,935
496,231	Six Flags Entertainment Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	05/01/31	493,854
				3,141,789
	Leisure Products — 0.1%
1,651,667	SRAM LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	02/28/32	1,651,667
333,333	SRAM LLC, Term Loan B, 6 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.70%	02/28/32	333,333
				1,985,000
	Life Sciences Tools & Services — 1.4%
15,154,430	Parexel International Corp. (Phoenix Newco), 2025 Refi Term Loan, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.46%	11/15/28	15,213,229
1,715,048	Sotera Health Holdings LLC (Sterigenics), Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.34%	05/30/31	1,723,623
16,173,162	Syneos Health, Inc. (Star Parent), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.00%	09/30/30	16,220,064
879,858	WCG Intermediate Corp. (WIRB- Copernicus Group), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	02/28/32	879,383
				34,036,299
	Managed Health Care — 0.1%
2,620,670	MyEyeDr. (MED ParentCo, L.P.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	04/15/31	2,637,429
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Metal, Glass & Plastic Containers — 0.5%
$5,964,107	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	7.90%-8.19%	09/15/28	$5,971,891
5,117,889	Tekni-Plex (Trident TPI Holdings, Inc.), Term Loan B7, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.75%	09/18/28	5,010,336
				10,982,227
	Movies & Entertainment — 0.1%
3,347,633	TKO Group Holdings, Inc. (UFC), Term Loan B-5, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.04%	11/21/31	3,358,897
	Oil & Gas Storage & Transportation — 0.0%
937,400	BCP Renaissance Parent LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 1.00% Floor	6.50%	10/31/28	941,736
	Other Specialty Retail — 0.8%
2,551,286	Bass Pro Group LLC (Great Outdoors Group LLC), Term Loan B-3, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor	7.21%	01/23/32	2,554,476
9,359,658	Petco Health and Wellness Co., Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.51%	03/04/28	9,243,130
3,774,769	Petsmart, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.03%	08/18/32	3,727,585
3,001,333	Savers, Inc. (Evergreen AcqCo 1, L.P.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.03%	09/15/32	3,007,711
				18,532,902
	Packaged Foods & Meats — 2.0%
13,125,268	Froneri International Ltd., Incremental USD TL B-6, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.37%	09/30/32	13,134,193
10,289,430	Nomad Foods Ltd., Term Loan B-2, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.58%	11/15/32	10,311,963
3,913,683	Sauer Brands, Inc. (Savor Acquisition, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.84%	02/19/32	3,934,876
10,092,264	Shearer’s Foods LLC (Fiesta Purchaser, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	02/12/31	10,068,194
1,020,408	Simply Good Foods (Atkins Nutritionals, Inc.), Refi Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.50% Floor	5.96%	03/17/27	1,020,408
9,149,374	Utz Quality Foods LLC, Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.50%	01/31/32	9,159,118
				47,628,752
	Paper & Plastic Packaging Products & Materials — 0.9%
20,701,590	Graham Packaging Co., L.P., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	08/04/27	20,759,037
	Passenger Airlines — 0.7%
13,655,707	American Airlines, Inc., Term Loan B 2027, 3 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	5.69%	01/29/27	13,642,939
2,565,233	American Airlines, Inc. (AAdvantage Loyalty IP Ltd), 2032 Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.13%	05/31/32	2,578,059
				16,220,998
	Passenger Ground Transportation — 0.4%
5,392,521	First Student Bidco, Inc., Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.71%	08/15/30	5,406,676
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Passenger Ground Transportation (Continued)
$985,691	First Student Bidco, Inc., Term Loan C, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.71%	08/15/30	$988,032
3,502,030	Student Transportation of America Holdings, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.25%	06/24/32	3,533,776
				9,928,484
	Pharmaceuticals — 0.3%
7,072,038	Dechra Finance US LLC, USD Facility B1, 6 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.45%	01/27/32	7,100,043
	Property & Casualty Insurance — 0.1%
1,762,457	MedRisk (Bella Holding Co. LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.75% Floor	6.96%	05/10/28	1,768,942
	Publishing — 0.1%
1,756,787	Argus Media Group (Fleet U.S. Bidco, Inc.), Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	6.54%	02/10/31	1,763,375
	Research & Consulting Services — 3.2%
4,347,954	Acuren Holdings, Inc. (Acuren Delaware), Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	07/30/31	4,360,737
4,741,491	AlixPartners, LLP, 2025 Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	08/12/32	4,728,973
779,194	AmSpec Parent LLC, Delayed Draw Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.40%-7.50%	12/22/31	785,770
5,057,156	AmSpec Parent LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	12/22/31	5,099,838
25,124,465	Clarivate Analytics PLC (Camelot), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	01/31/31	24,708,404
4,552,158	Clarivate Analytics PLC (Camelot), 2025 Incremental Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	01/31/31	4,527,986
3,033,581	Eisner Advisory Group LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	7.96%	02/28/31	3,048,522
12,144,775	Grant Thornton Advisors LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	05/30/31	12,124,007
5,877,700	Ryan LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.46%	11/14/30	5,863,006
2,086,731	Trans Union LLC, Term Loan B5, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.81%	11/13/26	2,089,339
7,935,079	Veritext Corp. (VT TopCo, Inc.), Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	08/12/30	7,827,956
				75,164,538
	Restaurants — 3.6%
46,584,672	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.46%	12/15/27	46,702,065
1,756,544	Raising Cane’s Restaurants LLC, First Amendment Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.89%	10/31/32	1,756,175
35,654,328	Whatabrands LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.46%	08/03/28	35,773,591
				84,231,831
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Security & Alarm Services — 1.0%
$21,351,024	Garda World Security Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.05%	02/01/29	$21,391,057
2,988,651	Kidde Home Safety LLC (LSF12 Crown US Commercial Bidco LLC), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.66%	12/02/31	3,010,125
				24,401,182
	Semiconductor Materials & Equipment — 0.5%
11,246,960	Altera (Gryphon Debt Merger Sub, Inc./Acquire Newco), Term Loan B, 6 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.88%	09/12/32	11,313,767
	Soft Drinks & Non-Alcoholic Beverages — 0.9%
6,212,179	Celsius Holdings, Inc., Refi Term Loan B, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.48%	03/31/32	6,252,931
15,175,856	Primo Brands Corp., Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.25%	03/31/28	15,233,145
				21,486,076
	Specialized Consumer Services — 1.1%
9,288,079	Belron Finance US LLC, Refi Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	6.74%	10/16/31	9,345,200
1,202,487	Caliber Collision (Wand NewCo 3, Inc.), 2025 Refi Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	01/30/31	1,201,194
9,928,506	Mister Car Wash Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	6.46%	03/27/31	9,973,731
5,253,875	Wash MultiFamily Acquisition, Inc., Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	08/15/32	5,287,553
				25,807,678
	Specialized Finance — 0.1%
2,620,521	Envestnet, Inc. (BCPE Pequod Buyer, Inc.), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.96%	11/25/31	2,631,279
	Specialty Chemicals — 0.4%
8,515,465	Highline Aftermarket Acquisition LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.70%	02/19/30	8,552,763
	Systems Software — 3.4%
4,053,986	Gen Digital, Inc. (fka NortonLifeLock, Inc.), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 1.75%, 0.50% Floor	5.71%	09/12/29	4,056,743
15,848,597	Idera, Inc. (Flash Charm), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.80%	03/02/28	14,204,305
2,296,177	Idera, Inc. (Flash Charm), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 6.75%, 0.75% Floor	11.20%	03/02/29	1,859,904
3,522,118	Kaseya, Inc., Term Loan (First Lien), 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	03/20/32	3,526,151
465,003	Kaseya, Inc., Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.00%, 0.00% Floor	8.96%	03/20/33	461,227
9,927,600	KnowBe4, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.59%	07/26/32	9,927,600
2,632,230	Ping Identity Holding Corp, Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.75%	10/31/32	2,637,165
27,409,017	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	08/31/28	27,577,034
3,178,044	Proofpoint, Inc., Incr Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.00%	08/31/28	3,197,525
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Systems Software (Continued)
$971,813	Sophos Group PLC (Surf), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	7.58%	03/05/27	$973,839
443,051	SS&C Technologies Holdings, Inc., Term Loan B8, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	05/09/31	444,528
2,463,474	SUSE (Marcel Bidco LLC), Refi Term Loan B9, Daily SOFR + 3.00%, 0.50% Floor	7.13%-7.31%	11/13/30	2,472,712
7,432,378	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.00%	01/31/31	7,460,250
				78,798,983
	Trading Companies & Distributors — 1.8%
4,362,932	Azorra Aviation (Azorra Finance Ltd.), Term Loan B, 3 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.79%	10/18/29	4,404,729
4,663,430	Core & Main, L.P. (fka - HD Supply Waterworks), Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.99%	07/27/28	4,672,174
990,000	Core & Main, L.P. (fka - HD Supply Waterworks), Term Loan E, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.99%	02/10/31	991,238
8,778,761	PrimeSource Brands (a/k/a Park River Holdings, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.75% Floor	8.49%	03/15/31	8,822,655
4,524,040	QXO/Beacon Roofing (Queen Mergerco), Refi Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	6.96%	04/30/32	4,537,295
4,473,299	Veritiv Corp. (Verde Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.00%	11/29/30	4,307,988
15,048,324	White Cap Supply Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	10/29/29	15,102,272
				42,838,351
	Total Senior Floating-Rate Loan Interests			1,992,196,921
	(Cost $2,001,786,877)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 8.9%
	Aerospace & Defense — 0.3%
3,000,000	TransDigm, Inc. (d)	7.13%	12/01/31	3,133,548
3,000,000	TransDigm, Inc. (d)	6.00%	01/15/33	3,050,709
				6,184,257
	Application Software — 0.4%
1,500,000	Cloud Software Group, Inc. (d)	6.50%	03/31/29	1,512,260
4,494,000	Cloud Software Group, Inc. (d)	9.00%	09/30/29	4,652,166
2,667,000	Cloud Software Group, Inc. (d)	6.63%	08/15/33	2,675,591
1,529,150	GoTo Group, Inc. (d)	5.50%	05/01/28	539,025
				9,379,042
	Asset Management & Custody Banks — 0.1%
1,806,000	Osaic Holdings, Inc. (d)	6.75%	08/01/32	1,867,072
	Broadcasting — 0.4%
11,417,720	iHeartCommunications, Inc. (d)	7.75%	08/15/30	9,584,699
	Building Products — 0.1%
2,500,000	Builders FirstSource, Inc. (d)	6.38%	03/01/34	2,592,182
	Cable & Satellite — 1.5%
22,200,000	CSC Holdings LLC (d)	6.50%	02/01/29	15,292,723
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Cable & Satellite (Continued)
$10,515,000	DISH Network Corp. (d)	11.75%	11/15/27	$11,076,585
8,466,000	EchoStar Corp.	10.75%	11/30/29	9,326,184
				35,695,492
	Commercial & Residential Mortgage Finance — 0.3%
6,581,000	Rocket Cos., Inc. (d)	6.13%	08/01/30	6,792,599
	Construction Materials — 0.0%
767,000	JH North America Holdings, Inc. (d)	5.88%	01/31/31	782,773
	Environmental & Facilities Services — 0.1%
3,240,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. (d)	6.88%	06/15/30	3,326,757
	Food Distributors — 0.1%
3,000,000	US Foods, Inc. (d)	7.25%	01/15/32	3,151,257
	Forest Products — 0.1%
1,750,000	Magnera Corp. (d)	4.75%	11/15/29	1,459,036
	Health Care Services — 0.2%
4,395,000	Raven Acquisition Holdings LLC (d)	6.88%	11/15/31	4,502,150
	Independent Power Producers & Energy Traders — 0.2%
3,726,000	Lightning Power LLC (d)	7.25%	08/15/32	3,956,930
	Insurance Brokers — 1.8%
4,000,000	Acrisure LLC / Acrisure Finance, Inc. (d)	6.75%	07/01/32	4,104,920
2,950,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (d)	7.00%	01/15/31	3,058,259
7,805,000	AmWINS Group, Inc. (d)	6.38%	02/15/29	7,960,819
2,181,000	AmWINS Group, Inc. (d)	4.88%	06/30/29	2,108,343
2,000,000	Baldwin Insurance Group Holdings LLC / Baldwin Insurance Group Holdings Finance (d)	7.13%	05/15/31	2,054,228
4,837,000	HUB International Ltd. (d)	7.25%	06/15/30	5,053,422
15,095,000	Panther Escrow Issuer LLC (d)	7.13%	06/01/31	15,612,789
2,932,000	Ryan Specialty LLC (d)	5.88%	08/01/32	2,983,547
				42,936,327
	Internet Services & Infrastructure — 0.0%
763,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (d)	5.25%	12/01/27	764,395
	Investment Banking & Brokerage — 0.1%
2,722,000	Jane Street Group / JSG Finance, Inc. (d)	6.13%	11/01/32	2,772,183
	Leisure Facilities — 0.1%
2,000,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. / Canada’s Wonderland Co. (d)	6.63%	05/01/32	2,032,282
	Life Sciences Tools & Services — 0.0%
979,000	Star Parent, Inc. (d)	9.00%	10/01/30	1,046,576
	Managed Health Care — 0.3%
6,000,000	Molina Healthcare, Inc. (d)	6.25%	01/15/33	6,045,630
	Oil & Gas Storage & Transportation — 0.3%
5,367,000	Venture Global Plaquemines LNG LLC (d)	7.75%	05/01/35	6,059,896
	Other Specialty Retail — 0.1%
2,229,000	PetSmart LLC / PetSmart Finance Corp. (d)	7.50%	09/15/32	2,228,889
	Packaged Foods & Meats — 1.3%
3,000,000	Performance Food Group, Inc. (d)	6.13%	09/15/32	3,083,844
26,001,000	Post Holdings, Inc. (d)	6.25%	02/15/32	26,758,686
				29,842,530
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Real Estate Services — 0.1%
$2,518,000	Cushman & Wakefield US Borrower LLC (d)	8.88%	09/01/31	$2,699,486
	Systems Software — 0.1%
1,671,000	SS&C Technologies, Inc. (d)	5.50%	09/30/27	1,673,050
	Trading Companies & Distributors — 0.9%
13,000,000	QXO Building Products, Inc. (d)	6.75%	04/30/32	13,490,789
8,000,000	United Rentals North America, Inc. (d)	6.00%	12/15/29	8,217,080
				21,707,869
	Total Corporate Bonds and Notes			209,083,359
	(Cost $209,936,864)
FOREIGN CORPORATE BONDS AND NOTES — 1.9%
	Casinos & Gaming — 0.1%
3,450,000	Flutter Treasury DAC (d)	6.38%	04/29/29	3,576,712
	Data Processing & Outsourced Services — 0.2%
4,795,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (d)	4.00%	06/15/29	4,516,000
	Environmental & Facilities Services — 0.4%
8,318,000	GFL Environmental, Inc. (d)	6.75%	01/15/31	8,712,073
	Insurance Brokers — 0.2%
4,800,000	Ardonagh Finco Ltd. (d)	7.75%	02/15/31	5,025,082
	Metal, Glass & Plastic Containers — 0.1%
2,997,000	Trivium Packaging Finance B.V. (d)	8.25%	07/15/30	3,107,646
	Restaurants — 0.7%
16,800,000	1011778 BC ULC / New Red Finance, Inc. (d)	4.00%	10/15/30	15,908,227
	Specialized Consumer Services — 0.2%
3,900,000	Belron UK Finance PLC (d)	5.75%	10/15/29	3,954,144
	Total Foreign Corporate Bonds and Notes			44,799,884
	(Cost $43,439,964)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Pharmaceuticals — 0.0%
249,316	Akorn, Inc. (e) (f) (g)	9,973
	(Cost $2,858,880)
RIGHTS — 0.0%
	Life Sciences Tools & Services — 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (c) (f) (h) (i)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (c) (f) (h) (i)	0
	Total Rights	0
	(Cost $0)
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
MONEY MARKET FUNDS — 4.7%
110,257,179	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (j)	$110,257,179
	(Cost $110,257,179)

	Total Investments — 100.3%	2,356,347,316
	(Cost $2,368,279,764)
	Net Other Assets and Liabilities — (0.3)%	(7,163,860)
	Net Assets — 100.0%	$2,349,183,456

(a)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)
This security is fair valued by First Trust Advisors L.P.’s (the “Advisor”) Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2025, securities noted as such are valued at $1,876,258 or 0.1% of net assets.

(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $244,557,059 or 10.4% of net assets.

(e)	This issuer has filed for protection in bankruptcy court.
(f)	Non-income producing security.
(g)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).

(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(j)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$1,992,196,921	$—	$1,992,196,921	$—
Corporate Bonds and Notes*	209,083,359	—	209,083,359	—
Foreign Corporate Bonds and Notes*	44,799,884	—	44,799,884	—
Common Stocks*	9,973	—	9,973	—
Rights*	— **	—	—	— **
Money Market Funds	110,257,179	110,257,179	—	—
Total Investments	$2,356,347,316	$110,257,179	$2,246,090,137	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$2,356,347,316
Cash	580,704
Receivables:
Investment securities sold	55,525,945
Interest	12,727,581
Dividends	449,835
Unrealized appreciation on unfunded loan commitments	11,411
Total Assets	2,425,642,792

LIABILITIES:
Payables:
Investment securities purchased	74,744,458
Investment advisory fees	1,714,507
Other liabilities	371
Total Liabilities	76,459,336
NET ASSETS	$2,349,183,456

NET ASSETS consist of:
Paid-in capital	$2,608,437,632
Par value	512,000
Accumulated distributable earnings (loss)	(259,766,176)
NET ASSETS	$2,349,183,456
NET ASSET VALUE, per share	$45.88
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	51,200,002
Investments, at cost	$2,368,279,764
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$167,907,086
Dividends	7,210,154
Total investment income	175,117,240

EXPENSES:
Investment advisory fees	19,926,707
Other expenses	178,408
Total expenses	20,105,115
NET INVESTMENT INCOME (LOSS)	155,012,125

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(4,900,577)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,416,841)
Unfunded loan commitments	6,941
Net change in unrealized appreciation (depreciation)	(1,409,900)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,310,477)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$148,701,648
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$155,012,125	$172,006,736
Net realized gain (loss)	(4,900,577)	(19,464,345)
Net change in unrealized appreciation (depreciation)	(1,409,900)	46,425,996
Net increase (decrease) in net assets resulting from operations	148,701,648	198,968,387

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(155,014,489)	(170,578,684)
Return of capital	(3,178,517)	(482,823)
Total distributions to shareholders	(158,193,006)	(171,061,507)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	350,776,804	286,427,352
Cost of shares redeemed	(154,968,930)	(333,466,262)
Net increase (decrease) in net assets resulting from shareholder transactions	195,807,874	(47,038,910)
Total increase (decrease) in net assets	186,316,516	(19,132,030)

NET ASSETS:
Beginning of period	2,162,866,940	2,181,998,970
End of period	$2,349,183,456	$2,162,866,940

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	47,000,002	48,050,002
Shares sold	7,600,000	6,200,000
Shares redeemed	(3,400,000)	(7,250,000)
Shares outstanding, end of period	51,200,002	47,000,002
See Notes to Financial Statements

First Trust Senior Loan Fund (FTSL)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$46.02	$45.41	$44.76	$47.78	$45.85
Income from investment operations:
Net investment income (loss)	3.04 (a)	3.56 (a)	3.32 (a)	1.89	1.54
Net realized and unrealized gain (loss)	(0.08)	0.59	0.73	(3.01)	1.92
Total from investment operations	2.96	4.15	4.05	(1.12)	3.46
Distributions paid to shareholders from:
Net investment income	(3.04)	(3.53)	(3.39)	(1.90)	(1.53)
Return of capital	(0.06)	(0.01)	(0.01)	—	—
Total distributions	(3.10)	(3.54)	(3.40)	(1.90)	(1.53)
Net asset value, end of period	$45.88	$46.02	$45.41	$44.76	$47.78
Total return (b)	6.65%	9.42%	9.32%	(2.38)%	7.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,349,183	$2,162,867	$2,181,999	$2,938,655	$2,866,652
Ratio of total expenses to average net assets (c)	0.86% (d)	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets (c)	6.61%	7.73%	7.31%	4.07%	3.27%
Portfolio turnover rate (e)	127%	125%	54%	63%	92%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Loan Fund (FTSL)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Senior Loan Fund (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTSL” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is the preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans (“Senior Loans”)(1).
A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, such as the Secured Overnight Financing Rate (“SOFR”), a similar reference rate, or the prime rate offered by one or more major U.S. banks. When identifying prospective investment opportunities in Senior Loans, First Trust Advisors L.P. (“First Trust” or the “Advisor”), the Fund’s investment advisor, currently intends to invest primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025
and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025
commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2025, the Fund had the following unfunded loan commitments:

Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Azuria Water Solutions (FKA - Aegion Corp.), Term Loan	$171,339	$169,626	$172,496	$2,870
Hanger, Inc., Term Loan	422,555	420,758	424,192	3,434
R1 RCM, Inc. (Raven Acq. Holdings LLC), Term Loan	881,709	880,156	882,970	2,814
Sauer Brands, Inc. (Savor Acquisition, Inc.), Term Loan	370,141	371,482	372,145	663
Signia Aerospace LLC, Term Loan	202,054	202,054	202,560	506
Summit Companies (Pinnacle Buyer LLC), Term Loan	138,307	137,961	139,085	1,124
		$2,182,037	$2,193,448	$11,411
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2025, the Fund held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	249,316	$0.04	$2,858,880	$9,973	0.00%*

*	Amount is less than 0.01%.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$155,014,489	$170,578,684
Capital gains	—	—
Return of capital	3,178,517	482,823

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(247,385,375)
Net unrealized appreciation (depreciation)	(12,380,801)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $247,385,375 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$107,241	$(107,352)	$111
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,368,739,528	$14,057,257	$(26,449,469)	$(12,392,212)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $3,033,080,975 and $2,870,662,773, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale

Notes to Financial Statements (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025
of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.69%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Senior Loan Fund (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Senior Loan Fund (FTSL)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Senior Loan Fund (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the

Other Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025 (Unaudited)
Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 8-9, 2025 meeting, the Board also received a presentation from representatives of the Advisor’s Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.

Other Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025 (Unaudited)
In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one- and three-year periods ended December 31, 2024, outperformed the Performance Universe median for the five- and ten-year periods ended December 31, 2024 and underperformed the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Senior Loan Fund (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $5,256,058. This figure is comprised of $562,079 paid (or to be paid) in fixed compensation and $4,693,979 paid (or to be paid) in variable compensation. There were a total of 29 beneficiaries of the remuneration described above. Those amounts include $484,833 paid (or to be paid) to senior management of First Trust Advisors L.P. and $4,771,225 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

Other Information (Continued)
First Trust Senior Loan Fund (FTSL)
October 31, 2025 (Unaudited)
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

First Trust Exchange-Traded Fund IV

First Trust Tactical High Yield ETF (HYLS)
Annual Financial Statements and Other Information For the Year Ended October 31, 2025

First Trust Tactical High Yield ETF (HYLS)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Tactical High Yield ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 71.0%
	Advertising — 0.4%
$2,759,000	Clear Channel Outdoor Holdings, Inc. (a)	7.75%	04/15/28	$2,740,373
3,450,000	Clear Channel Outdoor Holdings, Inc. (a)	7.88%	04/01/30	3,619,885
1,380,000	Clear Channel Outdoor Holdings, Inc. (a)	7.13%	02/15/31	1,424,420
				7,784,678
	Aerospace & Defense — 1.2%
684,000	Amentum Holdings, Inc. (a)	7.25%	08/01/32	712,461
1,035,000	Axon Enterprise, Inc. (a)	6.13%	03/15/30	1,065,572
690,000	Axon Enterprise, Inc. (a)	6.25%	03/15/33	714,912
4,931,000	TransDigm, Inc. (a)	6.63%	03/01/32	5,105,207
1,663,000	TransDigm, Inc. (a)	6.00%	01/15/33	1,691,110
10,652,000	TransDigm, Inc. (a) (b)	6.38%	05/31/33	10,884,555
				20,173,817
	Alternative Carriers — 0.5%
9,000,000	Level 3 Financing, Inc. (a)	7.00%	03/31/34	9,253,872
	Apparel Retail — 0.2%
1,000,000	Nordstrom, Inc.	4.00%	03/15/27	984,620
2,854,000	Nordstrom, Inc.	4.38%	04/01/30	2,713,336
				3,697,956
	Apparel, Accessories & Luxury Goods — 0.5%
7,064,000	Hanesbrands, Inc. (a)	9.00%	02/15/31	7,457,154
1,378,000	Under Armour, Inc. (a)	7.25%	07/15/30	1,363,630
				8,820,784
	Application Software — 4.3%
3,299,000	Cloud Software Group, Inc. (a)	6.50%	03/31/29	3,325,963
10,032,000	Cloud Software Group, Inc. (a)	9.00%	09/30/29	10,385,076
8,070,000	Cloud Software Group, Inc. (a)	8.25%	06/30/32	8,487,897
1,370,000	Cloud Software Group, Inc. (a)	6.63%	08/15/33	1,374,413
2,140,000	Ellucian Holdings, Inc. (a)	6.50%	12/01/29	2,171,173
5,632,950	GoTo Group, Inc. (a)	5.50%	05/01/28	1,985,615
12,000,000	McAfee Corp. (a) (b)	7.38%	02/15/30	11,001,366
3,487,000	Open Text Holdings, Inc. (a)	4.13%	12/01/31	3,249,121
15,391,000	RingCentral, Inc. (a) (b)	8.50%	08/15/30	16,407,852
16,664,000	UKG, Inc. (a) (b)	6.88%	02/01/31	17,166,053
				75,554,529
	Asset Management & Custody Banks — 0.3%
3,665,000	Osaic Holdings, Inc. (a)	6.75%	08/01/32	3,788,936
1,380,000	Osaic Holdings, Inc. (a)	8.00%	08/01/33	1,417,221
				5,206,157
	Automobile Manufacturers — 0.4%
6,631,000	Ford Motor Co.	9.63%	04/22/30	7,713,673
	Automotive Retail — 0.3%
5,659,000	Mavis Tire Express Services Topco Corp. (a)	6.50%	05/15/29	5,602,967
	Broadcasting — 0.5%
7,254,000	Gray Media, Inc. (a)	4.75%	10/15/30	5,166,895
4,143,000	iHeartCommunications, Inc. (a)	4.75%	01/15/28	3,764,324
				8,931,219
	Building Products — 3.2%
3,086,000	Advanced Drainage Systems, Inc. (a)	6.38%	06/15/30	3,146,375
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Building Products (Continued)
$100,000	Builders FirstSource, Inc. (a)	4.25%	02/01/32	$94,687
9,914,000	Builders FirstSource, Inc. (a)	6.38%	03/01/34	10,279,559
16,601,000	Builders FirstSource, Inc. (a) (b)	6.75%	05/15/35	17,451,004
4,474,000	CP Atlas Buyer, Inc. (a)	9.75%	07/15/30	4,671,136
2,072,000	LBM Acquisition LLC (a)	9.50%	06/15/31	2,170,420
6,557,000	Standard Building Solutions, Inc. (a)	6.50%	08/15/32	6,747,230
4,018,000	Standard Building Solutions, Inc. (a)	6.25%	08/01/33	4,100,924
1,426,000	Standard Industries, Inc. (a)	4.75%	01/15/28	1,422,328
2,492,000	Standard Industries, Inc. (a)	4.38%	07/15/30	2,405,332
1,000,000	Standard Industries, Inc. (a)	3.38%	01/15/31	911,398
3,750,000	TopBuild Corp. (a)	3.63%	03/15/29	3,618,964
				57,019,357
	Cable & Satellite — 3.2%
1,431,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.75%	03/01/30	1,361,618
4,747,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.50%	08/15/30	4,453,371
7,781,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	7.38%	03/01/31	7,905,457
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	4.50%	05/01/32	890,180
5,800,000	CSC Holdings LLC (a)	6.50%	02/01/29	3,995,396
18,851,000	CSC Holdings LLC (a)	4.50%	11/15/31	11,569,579
17,162,000	DISH Network Corp. (a)	11.75%	11/15/27	18,078,588
7,917,315	EchoStar Corp.	10.75%	11/30/29	8,721,749
				56,975,938
	Casinos & Gaming — 1.5%
6,062,000	Boyd Gaming Corp. (a)	4.75%	06/15/31	5,841,525
6,201,000	Caesars Entertainment, Inc. (a)	6.00%	10/15/32	5,920,953
8,292,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. (a)	6.75%	01/15/30	7,692,801
2,587,000	Light & Wonder International, Inc. (a)	7.50%	09/01/31	2,687,176
2,239,000	Scientific Games Holdings, L.P. / Scientific Games US FinCo, Inc. (a)	6.63%	03/01/30	2,047,004
1,000,000	Station Casinos LLC (a)	4.50%	02/15/28	984,962
592,000	Station Casinos LLC (a)	4.63%	12/01/31	556,551
				25,730,972
	Commercial & Residential Mortgage Finance — 1.6%
1,382,000	Freedom Mortgage Holdings LLC (a)	9.25%	02/01/29	1,451,991
4,440,000	Freedom Mortgage Holdings LLC (a)	9.13%	05/15/31	4,725,385
8,596,000	PennyMac Financial Services, Inc. (a)	6.75%	02/15/34	8,818,207
4,556,000	Rocket Cos., Inc. (a)	6.38%	08/01/33	4,751,817
7,618,000	UWM Holdings LLC (a)	6.25%	03/15/31	7,609,057
				27,356,457
	Commercial Printing — 0.2%
5,067,000	LABL, Inc. (a)	8.63%	10/01/31	3,261,510
	Construction & Engineering — 1.1%
2,442,000	AECOM (a)	6.00%	08/01/33	2,507,958
8,615,000	Pike Corp. (a)	5.50%	09/01/28	8,603,118
6,825,000	Pike Corp. (a)	8.63%	01/31/31	7,290,918
697,000	Williams Scotsman, Inc. (a)	6.63%	04/15/30	721,304
				19,123,298
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Construction Materials — 1.3%
$3,580,000	JH North America Holdings, Inc. (a)	6.13%	07/31/32	$3,674,262
12,509,000	Quikrete Holdings, Inc. (a) (b)	6.75%	03/01/33	13,027,473
6,198,000	Smyrna Ready Mix Concrete LLC (a)	8.88%	11/15/31	6,531,353
				23,233,088
	Consumer Finance — 0.8%
1,384,000	Bread Financial Holdings, Inc. (a) (c)	6.75%	05/15/31	1,395,199
1,381,000	EZCORP, Inc. (a)	7.38%	04/01/32	1,462,131
1,000,000	FirstCash, Inc. (a)	4.63%	09/01/28	987,082
9,796,000	FirstCash, Inc. (a) (b)	6.88%	03/01/32	10,176,845
709,000	Navient Corp.	7.88%	06/15/32	733,373
				14,754,630
	Data Processing & Outsourced Services — 0.2%
2,077,000	Block, Inc. (a)	5.63%	08/15/30	2,109,680
1,384,000	Block, Inc. (a)	6.00%	08/15/33	1,416,124
				3,525,804
	Diversified Metals & Mining — 0.1%
1,373,000	SCIH Salt Holdings, Inc. (a)	4.88%	05/01/28	1,358,888
700,000	SCIH Salt Holdings, Inc. (a)	6.63%	05/01/29	694,425
				2,053,313
	Diversified Support Services — 0.4%
1,945,000	RB Global Holdings, Inc. (a)	6.75%	03/15/28	1,988,387
4,522,000	RB Global Holdings, Inc. (a)	7.75%	03/15/31	4,724,943
				6,713,330
	Electric Utilities — 1.0%
3,096,000	Alpha Generation LLC (a)	6.75%	10/15/32	3,184,304
9,707,000	Alpha Generation LLC (a)	6.25%	01/15/34	9,826,504
1,922,000	NRG Energy, Inc. (a)	5.75%	01/15/34	1,936,819
1,922,000	NRG Energy, Inc. (a)	6.00%	01/15/36	1,956,323
1,359,000	Vistra Operations Co. LLC (a)	7.75%	10/15/31	1,443,182
				18,347,132
	Electrical Components & Equipment — 0.0%
667,000	Sensata Technologies, Inc. (a)	3.75%	02/15/31	620,539
	Environmental & Facilities Services — 1.1%
2,675,000	Allied Universal Holdco LLC (a)	7.88%	02/15/31	2,788,021
4,616,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. (a)	6.88%	06/15/30	4,739,603
1,376,000	Clean Harbors, Inc. (a)	5.75%	10/15/33	1,407,297
8,590,000	Waste Pro USA, Inc. (a)	7.00%	02/01/33	8,950,127
1,312,000	Wrangler Holdco Corp. (a)	6.63%	04/01/32	1,372,255
				19,257,303
	Fertilizers & Agricultural Chemicals — 0.2%
2,000,000	Scotts Miracle-Gro (The) Co.	4.00%	04/01/31	1,855,223
2,027,000	Scotts Miracle-Gro (The) Co.	4.38%	02/01/32	1,880,642
				3,735,865
	Food Distributors — 1.2%
1,397,000	US Foods, Inc. (a)	4.75%	02/15/29	1,382,998
8,582,000	US Foods, Inc. (a)	7.25%	01/15/32	9,014,696
9,700,000	US Foods, Inc. (a)	5.75%	04/15/33	9,851,959
				20,249,653
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Forest Products — 0.2%
$3,674,000	Magnera Corp. (a)	7.25%	11/15/31	$3,175,769
	Health Care Facilities — 1.7%
10,057,000	AHP Health Partners, Inc. (a)	5.75%	07/15/29	10,045,429
657,000	Concentra Health Services, Inc. (a)	6.88%	07/15/32	686,096
4,000,000	HCA, Inc.	5.50%	06/15/47	3,844,312
7,000,000	HCA, Inc.	5.25%	06/15/49	6,430,842
9,172,000	Select Medical Corp. (a) (b)	6.25%	12/01/32	9,313,460
				30,320,139
	Health Care Services — 0.8%
12,727,000	Raven Acquisition Holdings LLC (a) (b)	6.88%	11/15/31	13,037,285
1,378,000	Surgery Center Holdings, Inc. (a)	7.25%	04/15/32	1,419,563
				14,456,848
	Health Care Supplies — 1.2%
3,200,000	180 Medical, Inc. (a)	3.88%	10/15/29	3,094,937
8,780,000	Medline Borrower, L.P. (a) (b)	3.88%	04/01/29	8,533,558
10,253,000	Medline Borrower, L.P. (a) (b)	5.25%	10/01/29	10,220,699
				21,849,194
	Health Care Technology — 1.0%
17,722,000	AthenaHealth Group, Inc. (a) (b)	6.50%	02/15/30	17,365,403
	Homebuilding — 0.2%
2,886,000	Ashton Woods USA LLC / Ashton Woods Finance Co. (a)	6.88%	08/01/33	2,895,426
	Hotels, Resorts & Cruise Lines — 0.4%
688,000	RHP Hotel Properties, L.P. / RHP Finance Corp. (a)	6.50%	06/15/33	710,602
5,957,000	Vail Resorts, Inc. (a)	6.50%	05/15/32	6,189,728
				6,900,330
	Household Products — 0.4%
6,851,000	Energizer Holdings, Inc. (a)	4.38%	03/31/29	6,584,023
	Housewares & Specialties — 0.4%
1,031,000	Newell Brands, Inc. (a)	8.50%	06/01/28	1,060,298
5,449,000	Newell Brands, Inc.	6.63%	05/15/32	5,135,682
				6,195,980
	Human Resource & Employment Services — 1.0%
8,537,000	TriNet Group, Inc. (a)	7.13%	08/15/31	8,864,719
9,953,000	ZipRecruiter, Inc. (a)	5.00%	01/15/30	7,801,420
				16,666,139
	Independent Power Producers & Energy Traders — 1.9%
26,977,000	Lightning Power LLC (a) (b)	7.25%	08/15/32	28,648,981
2,073,000	Talen Energy Supply LLC (a)	6.25%	02/01/34	2,127,052
2,073,000	Talen Energy Supply LLC (a)	6.50%	02/01/36	2,148,308
				32,924,341
	Industrial Machinery & Supplies & Components — 0.6%
1,679,000	Gates Corp. (a)	6.88%	07/01/29	1,745,253
5,265,000	Madison IAQ LLC (a)	5.88%	06/30/29	5,163,786
2,705,000	SPX FLOW, Inc. (a)	8.75%	04/01/30	2,777,078
				9,686,117
	Insurance Brokers — 10.7%
3,000,000	Acrisure LLC / Acrisure Finance, Inc. (a)	6.00%	08/01/29	2,972,650
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance Brokers (Continued)
$19,370,000	Acrisure LLC / Acrisure Finance, Inc. (a) (b)	7.50%	11/06/30	$20,048,977
4,000,000	Acrisure LLC / Acrisure Finance, Inc. (a)	6.75%	07/01/32	4,104,920
13,365,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co- Issuer (a) (b)	6.75%	10/15/27	13,424,848
17,412,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co- Issuer (a) (b)	6.75%	04/15/28	17,740,495
1,790,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	5.88%	11/01/29	1,786,462
4,657,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	6.50%	10/01/31	4,781,514
1,331,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a)	7.38%	10/01/32	1,374,991
10,017,000	AmWINS Group, Inc. (a)	6.38%	02/15/29	10,216,979
6,283,000	AmWINS Group, Inc. (a) (b)	4.88%	06/30/29	6,073,690
7,000,000	Arthur J. Gallagher & Co.	5.75%	03/02/53	7,011,434
3,000,000	Arthur J. Gallagher & Co.	6.75%	02/15/54	3,383,448
3,287,000	Arthur J. Gallagher & Co.	5.75%	07/15/54	3,295,552
19,730,000	Baldwin Insurance Group Holdings LLC / Baldwin Insurance Group Holdings Finance (a) (b)	7.13%	05/15/31	20,264,959
8,120,000	Broadstreet Partners Group LLC (a)	5.88%	04/15/29	8,097,379
8,230,000	HUB International Ltd. (a)	5.63%	12/01/29	8,212,072
11,902,000	HUB International Ltd. (a) (b)	7.25%	06/15/30	12,434,531
9,750,000	HUB International Ltd. (a) (b)	7.38%	01/31/32	10,111,211
21,394,000	Panther Escrow Issuer LLC (a) (b)	7.13%	06/01/31	22,127,857
8,152,000	Ryan Specialty LLC (a)	5.88%	08/01/32	8,295,320
2,000,000	USI, Inc. (a)	7.50%	01/15/32	2,073,220
				187,832,509
	Integrated Telecommunication Services — 0.1%
1,376,000	Windstream Services LLC (a)	7.50%	10/15/33	1,375,759
	Interactive Media & Services — 1.1%
6,913,000	Cars.com, Inc. (a)	6.38%	11/01/28	6,890,854
1,073,000	Snap, Inc. (a)	6.88%	03/01/33	1,098,403
10,387,000	Snap, Inc. (a)	6.88%	03/15/34	10,598,853
1,356,000	ZoomInfo Technologies LLC / ZoomInfo Finance Corp. (a)	3.88%	02/01/29	1,280,416
				19,868,526
	Internet Services & Infrastructure — 0.4%
3,500,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a)	5.25%	12/01/27	3,506,398
4,152,000	WULF Compute LLC (a)	7.75%	10/15/30	4,316,232
				7,822,630
	Investment Banking & Brokerage — 0.4%
2,271,000	Jane Street Group / JSG Finance, Inc. (a)	6.13%	11/01/32	2,312,868
5,163,000	Jane Street Group / JSG Finance, Inc. (a)	6.75%	05/01/33	5,389,861
				7,702,729
	IT Consulting & Other Services — 0.7%
690,000	CACI International, Inc. (a)	6.38%	06/15/33	718,270
11,269,000	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. (a) (b)	6.75%	08/15/32	11,648,803
				12,367,073
	Leisure Facilities — 0.4%
2,031,000	Life Time, Inc. (a)	6.00%	11/15/31	2,060,815
717,000	SeaWorld Parks & Entertainment, Inc. (a)	5.25%	08/15/29	703,718
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Leisure Facilities (Continued)
$1,852,000	Six Flags Entertainment Corp. (a)	7.25%	05/15/31	$1,858,113
2,671,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. / Canada’s Wonderland Co. (a)	6.63%	05/01/32	2,714,113
				7,336,759
	Leisure Products — 0.2%
1,595,000	Acushnet Co. (a)	7.38%	10/15/28	1,656,313
1,299,000	Amer Sports Co. (a)	6.75%	02/16/31	1,354,080
				3,010,393
	Life Sciences Tools & Services — 1.5%
6,815,000	Avantor Funding, Inc. (a)	4.63%	07/15/28	6,709,998
950,000	Charles River Laboratories International, Inc. (a)	4.25%	05/01/28	939,892
1,000,000	Charles River Laboratories International, Inc. (a)	3.75%	03/15/29	959,510
4,291,000	Charles River Laboratories International, Inc. (a)	4.00%	03/15/31	4,049,321
3,672,000	Fortrea Holdings, Inc. (a)	7.50%	07/01/30	3,529,854
5,979,000	IQVIA, Inc. (a)	6.50%	05/15/30	6,214,351
3,372,000	Star Parent, Inc. (a)	9.00%	10/01/30	3,604,754
				26,007,680
	Managed Health Care — 1.0%
3,032,000	Molina Healthcare, Inc. (a)	4.38%	06/15/28	2,955,364
4,739,000	Molina Healthcare, Inc. (a)	3.88%	05/15/32	4,277,171
10,296,000	Molina Healthcare, Inc. (a)	6.25%	01/15/33	10,374,301
				17,606,836
	Metal, Glass & Plastic Containers — 0.5%
697,000	Ball Corp.	6.88%	03/15/28	709,608
8,648,000	Ball Corp.	2.88%	08/15/30	7,915,047
				8,624,655
	Movies & Entertainment — 0.9%
10,000,000	Warnermedia Holdings, Inc.	5.05%	03/15/42	8,038,100
9,309,000	Warnermedia Holdings, Inc.	5.14%	03/15/52	7,098,112
				15,136,212
	Oil & Gas Refining & Marketing — 2.2%
5,000,000	Sunoco, L.P. (a) (d)	7.88%	(e)	5,081,325
5,045,000	Sunoco, L.P. (a)	5.63%	03/15/31	5,051,407
7,281,000	Sunoco, L.P. (a)	5.88%	03/15/34	7,284,502
18,000,000	Venture Global LNG, Inc. (a) (d)	9.00%	(e)	16,841,264
2,357,000	Venture Global LNG, Inc. (a)	8.38%	06/01/31	2,421,855
2,020,000	Venture Global LNG, Inc. (a)	9.88%	02/01/32	2,158,930
				38,839,283
	Oil & Gas Storage & Transportation — 1.1%
720,000	Rockies Express Pipeline LLC (a)	6.75%	03/15/33	754,482
343,000	Venture Global Plaquemines LNG LLC (a)	7.50%	05/01/33	377,437
12,101,000	Venture Global Plaquemines LNG LLC (a) (b)	7.75%	05/01/35	13,663,275
4,148,000	Venture Global Plaquemines LNG LLC (a)	6.75%	01/15/36	4,395,827
				19,191,021
	Other Specialty Retail — 0.2%
1,698,000	PetSmart LLC / PetSmart Finance Corp. (a)	7.50%	09/15/32	1,697,915
1,383,000	PetSmart LLC / PetSmart Finance Corp. (a)	10.00%	09/15/33	1,392,309
				3,090,224
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Packaged Foods & Meats — 3.3%
$6,292,000	BellRing Brands, Inc. (a)	7.00%	03/15/30	$6,494,558
6,489,000	Fiesta Purchaser, Inc. (a)	7.88%	03/01/31	6,874,862
5,179,000	Fiesta Purchaser, Inc. (a)	9.63%	09/15/32	5,585,907
5,707,000	Lamb Weston Holdings, Inc. (a)	4.38%	01/31/32	5,444,790
8,398,000	Performance Food Group, Inc. (a)	6.13%	09/15/32	8,632,707
15,834,000	Post Holdings, Inc. (a) (b)	6.25%	02/15/32	16,295,413
8,647,000	Post Holdings, Inc. (a)	6.38%	03/01/33	8,779,247
				58,107,484
	Paper & Plastic Packaging Products & Materials — 2.7%
32,934,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	32,805,913
1,000,000	Graphic Packaging International LLC (a)	3.50%	03/01/29	948,441
2,353,000	Graphic Packaging International LLC (a)	3.75%	02/01/30	2,212,132
4,955,000	Graphic Packaging International LLC (a)	6.38%	07/15/32	5,026,233
1,434,000	Sealed Air Corp. (a)	5.00%	04/15/29	1,424,845
2,351,000	Sealed Air Corp. / Sealed Air Corp. U.S. (a)	6.13%	02/01/28	2,384,307
2,251,000	Sealed Air Corp. / Sealed Air Corp. U.S. (a)	7.25%	02/15/31	2,365,740
				47,167,611
	Passenger Ground Transportation — 0.3%
5,161,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (a)	8.25%	01/15/30	5,272,116
	Rail Transportation — 0.3%
5,234,000	Genesee & Wyoming, Inc. (a)	6.25%	04/15/32	5,346,201
	Real Estate Operating Companies — 0.5%
8,956,000	Service Properties Trust	8.88%	06/15/32	8,847,966
	Real Estate Services — 0.1%
1,771,000	Cushman & Wakefield US Borrower LLC (a)	8.88%	09/01/31	1,898,645
	Research & Consulting Services — 0.6%
824,000	Clarivate Science Holdings Corp. (a)	3.88%	07/01/28	794,093
8,413,000	Clarivate Science Holdings Corp. (a)	4.88%	07/01/29	7,855,632
696,000	CoreLogic, Inc. (a)	4.50%	05/01/28	672,790
689,000	Science Applications International Corp. (a)	5.88%	11/01/33	687,650
				10,010,165
	Restaurants — 0.2%
1,182,000	Brinker International, Inc. (a)	8.25%	07/15/30	1,252,843
2,703,000	Raising Cane’s Restaurants LLC (a)	9.38%	05/01/29	2,829,717
				4,082,560
	Security & Alarm Services — 0.5%
9,090,000	Brink’s (The) Co. (a)	6.75%	06/15/32	9,447,592
	Specialized Consumer Services — 0.5%
7,625,000	Wand NewCo 3, Inc. (a)	7.63%	01/30/32	7,976,696
	Systems Software — 1.1%
1,362,000	Boost Newco Borrower LLC (a)	7.50%	01/15/31	1,447,983
8,094,000	Gen Digital, Inc. (a)	7.13%	09/30/30	8,379,014
4,763,000	Gen Digital, Inc. (a)	6.25%	04/01/33	4,915,145
1,582,000	SS&C Technologies, Inc. (a)	5.50%	09/30/27	1,583,941
3,357,000	SS&C Technologies, Inc. (a)	6.50%	06/01/32	3,484,438
				19,810,521
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Technology Hardware, Storage & Peripherals — 0.2%
$3,502,000	Fair Isaac Corp. (a)	6.00%	05/15/33	$3,573,427
	Trading Companies & Distributors — 3.7%
1,366,000	EquipmentShare.com, Inc. (a)	9.00%	05/15/28	1,378,007
3,613,000	EquipmentShare.com, Inc. (a)	8.00%	03/15/33	3,546,421
6,061,000	Herc Holdings, Inc. (a)	7.25%	06/15/33	6,394,767
3,465,731	Park River Holdings, Inc. (a)	8.75%	12/31/30	3,464,691
1,376,000	Park River Holdings, Inc. (a)	8.00%	03/15/31	1,417,671
16,927,000	QXO Building Products, Inc. (a) (b)	6.75%	04/30/32	17,566,045
22,026,000	United Rentals North America, Inc. (a) (b)	6.00%	12/15/29	22,623,676
2,050,000	WESCO Distribution, Inc. (a)	6.38%	03/15/33	2,143,578
2,889,000	White Cap Buyer LLC (a)	6.88%	10/15/28	2,890,834
4,257,000	White Cap Supply Holdings LLC (a) (c)	7.38%	11/15/30	4,308,967
				65,734,657
	Transaction & Payment Processing Services — 0.1%
1,842,000	WEX, Inc. (a)	6.50%	03/15/33	1,885,576
	Total Corporate Bonds and Notes			1,248,691,056
	(Cost $1,239,090,263)

Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 18.2%
	Advertising — 0.2%
4,236,645	WH Borrower LLC (WHP), Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.95%	02/20/32	4,247,237
	Aerospace & Defense — 0.7%
3,745,472	Spirit Aerosystems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	8.34%	01/15/27	3,760,698
8,075,623	VistaJet Malta Finance PLC, Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.74%	03/31/31	8,146,285
				11,906,983
	Air Freight & Logistics — 0.3%
5,700,592	Phoenix Aviation Capital Ltd. (PAC DAC LLC), Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.11%	10/28/30	5,656,071
	Application Software — 3.4%
13,137,173	Darktrace PLC (Leia Finco US LLC), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.19%	10/09/32	13,145,384
2,985,000	Ellucian Holdings, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	10/07/29	2,993,164
698,918	Inmar, Inc., Refi Term Loan, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	8.46%	10/30/31	696,587
1,060,713	Inmar, Inc., Refi Term Loan, 3 Mo. CME Term SOFR + 4.50%, 0.00% Floor	8.34%-8.50%	10/30/31	1,057,176
9,923,455	Internet Brands, Inc. (WebMD / MH Sub I LLC), 2023 New Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.50% Floor	8.25%	05/03/28	9,050,241
7,457,415	LogMeIn, Inc. (GoTo Group, Inc.), First Out Term Loan (First Lien), 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.79%	04/30/28	6,518,228
6,177,803	LogMeIn, Inc. (GoTo Group, Inc.), Second Out Term Loan (First Lien), 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	8.79%	04/30/28	2,385,651
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$1,640,133	McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B-1, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	03/01/29	$1,561,538
5,116,145	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 5.00%, 0.50% Floor	9.00%	05/08/33	4,994,637
3,946,745	SolarWinds Holdings, Inc. (Starlight Parent LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.03%	04/16/32	3,931,964
6,927,835	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	8.10%	06/04/28	6,641,577
6,757,258	X.AI LLC (Project Xerxes), Fixed Rate Term Loan	12.50%	06/30/30	7,082,451
				60,058,598
	Asset Management & Custody Banks — 0.6%
7,001,746	Edelman Financial Engines Center LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.00% Floor	9.21%	10/06/28	7,023,626
3,147,960	Jump Financial LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	02/26/32	3,161,733
				10,185,359
	Automotive Retail — 0.4%
6,293,525	Mavis Tire Express Services Topco Corp., Refi Term Loan B, 3 Mo. CME Term SOFR + 3.00%, 0.75% Floor	7.20%	05/04/28	6,313,632
	Building Products — 0.2%
2,373,711	US LBM Holdings, Term Loan, 1 Mo. CME Term SOFR + 5.00%, 0.75% Floor	9.03%	06/06/31	2,363,528
1,687,428	US LBM Holdings, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	7.88%	06/06/31	1,633,995
				3,997,523
	Data Processing & Outsourced Services — 0.2%
3,524,537	Consilio (Skopima Consilio Parent LLC), Refi Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.71%	05/17/28	3,056,267
1,009,204	Paysafe Holdings (US) Corp., Facility B1 Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	6.83%	06/28/28	1,010,471
				4,066,738
	Diversified Support Services — 0.2%
4,383,644	Vestis Corp., Term Loan B-1, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.45%	02/22/31	4,175,421
	Electronic Equipment & Instruments — 0.4%
3,101,322	Convergint Technologies (DG Investment Intermediate Holdings 2, Inc.), Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.50%, 0.00% Floor	9.46%	07/31/33	3,112,952
1,915,200	Convergint Technologies (DG Investment Intermediate Holdings 2, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.71%	07/10/32	1,922,391
2,747,345	Verifone Systems, Inc., Extended Term Loan, 3 Mo. CME Term SOFR + CSA + 5.25%, 0.00% Floor	9.35%	08/21/28	2,637,836
				7,673,179
	Food Distributors — 0.1%
1,867,652	C&S Wholesale Grocers LLC, Term Loan B, 3 Mo. CME Term SOFR + 5.00%, 0.00% Floor	9.00%	09/23/30	1,845,474
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Facilities — 0.7%
$11,381,844	IVC Evidensia (VetStrategy Canada / IVC Acquisition Midco LTD.), Term Loan B-12, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	7.75%	12/06/28	$11,444,445
	Health Care Services — 0.3%
5,348,457	Opella Healthcare Group (Opal U.S. LLC), Refi Term Loan B4 (USD), 3 Mo. CME Term SOFR + 3.00%, 0.00% Floor	6.90%	04/23/32	5,377,714
	Health Care Technology — 1.2%
2,985,000	athenahealth Group, Inc., Refi Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	02/15/29	2,976,135
16,359,508	Cotiviti, Inc. (Verscend), Fixed Rate Term Loan	7.63%	05/01/31	16,119,268
1,990,000	Mediware (Wellsky / Project Ruby Ultimate Parent Corp.), Refi Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	6.83%	03/10/28	1,997,462
				21,092,865
	Home Furnishings — 0.1%
1,281,133	Restoration Hardware (RH), Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	7.31%	10/20/28	1,254,178
	Industrial Machinery & Supplies & Components — 0.3%
4,576,143	Filtration Group Corp., Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	10/23/28	4,599,504
	Insurance Brokers — 3.9%
11,488,000	Alera Group, Inc., Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.50%, 0.50% Floor	9.46%	05/30/33	11,835,052
13,511,826	CRC Insurance Group (fka Truist Insurance), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 4.75%, 0.00% Floor	8.75%	05/06/32	13,739,839
6,186,271	Hyperion Insurance Group Ltd. (aka - Howden Group), 2031 Maturity Refi Loan, 1 Mo. CME Term SOFR + 2.75%, 0.50% Floor	6.71%	02/18/31	6,203,346
11,915,659	Hyperion Insurance Group Ltd. (aka - Howden Group), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	7.46%	04/18/30	11,983,340
22,387,680	OneDigital Borrower LLC, Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	9.21%	07/02/32	22,625,661
2,721,580	Trucordia Insurance Holdings LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	06/17/32	2,735,188
				69,122,426
	Interactive Media & Services — 0.9%
8,939,937	Twitter, Inc. (X Corp.), Fixed Rate Term Loan B-3	9.50%	10/29/29	8,979,049
6,463,707	Twitter, Inc. (X Corp.), Term Loan B-1, 6 Mo. CME Term SOFR + CSA + 6.50%, 0.50% Floor	10.45%	10/26/29	6,310,194
				15,289,243
	IT Consulting & Other Services — 0.9%
15,093,426	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	8.10%	10/01/27	14,980,226
	Life Sciences Tools & Services — 0.5%
8,263,747	Syneos Health, Inc. (Star Parent), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.00%	09/30/30	8,287,712
	Metal, Glass & Plastic Containers — 0.2%
4,316,797	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.75% Floor	7.90%-8.19%	09/15/28	4,321,193
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Other Specialty Retail — 0.2%
$1,122,963	Petco Health and Wellness Co., Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	7.51%	03/04/28	$1,108,982
2,552,056	Petsmart, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.03%	08/18/32	2,520,155
				3,629,137
	Research & Consulting Services — 0.7%
355,307	AmSpec Parent LLC, Delayed Draw Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.40%-7.50%	12/22/31	358,306
2,306,027	AmSpec Parent LLC, Refi Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor	7.50%	12/22/31	2,325,490
3,855,099	Clarivate Analytics PLC (Camelot), 2024 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	6.71%	01/31/31	3,791,258
6,315,647	Clarivate Analytics PLC (Camelot), 2025 Incremental Term Loan, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	7.21%	01/31/31	6,282,112
				12,757,166
	Restaurants — 0.2%
4,195,221	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.46%	12/15/27	4,205,792
	Security & Alarm Services — 0.5%
8,843,394	Garda World Security Corp., Refi Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	7.05%	02/01/29	8,859,975
	Systems Software — 0.8%
1,984,862	Idera, Inc. (Flash Charm), 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.75% Floor	7.80%	03/02/28	1,778,932
3,876,692	Idera, Inc. (Flash Charm), Term Loan (Second Lien), 3 Mo. CME Term SOFR + 6.75%, 0.75% Floor	11.20%	03/02/29	3,140,121
329,989	Kaseya, Inc., Term Loan (Second Lien), 1 Mo. CME Term SOFR + 5.00%, 0.00% Floor	8.96%	03/20/33	327,310
2,455,800	KnowBe4, Inc., Term Loan B, 3 Mo. CME Term SOFR + 3.75%, 0.00% Floor	7.59%	07/26/32	2,455,800
4,320,139	Proofpoint, Inc., 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	6.96%	08/31/28	4,346,622
1,722,043	Proofpoint, Inc., Incr Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	7.00%	08/31/28	1,732,599
				13,781,384
	Trading Companies & Distributors — 0.1%
1,347,187	Veritiv Corp. (Verde Purchaser LLC), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	8.00%	11/29/30	1,297,402
	Total Senior Floating-Rate Loan Interests			320,426,577
	(Cost $324,245,680)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES — 10.6%
	Aerospace & Defense — 0.3%
4,137,000	Bombardier, Inc. (a)	6.75%	06/15/33	4,347,979
	Air Freight & Logistics — 0.2%
3,444,000	Phoenix Aviation Capital, Ltd. (a)	9.25%	07/15/30	3,631,137
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Application Software — 0.3%
$5,077,000	Open Text Corp. (a)	6.90%	12/01/27	$5,291,518
	Automotive Parts & Equipment — 0.4%
3,411,000	Clarios Global LP / Clarios US Finance Co. (a)	6.75%	09/15/32	3,492,700
3,486,000	Clarios Global, L.P. / Clarios US Finance Co. (a)	6.75%	02/15/30	3,616,272
				7,108,972
	Building Products — 0.1%
1,500,000	Cemex S.A.B. de C.V. (a) (d)	7.20%	(e)	1,560,300
	Casinos & Gaming — 0.0%
294,000	Flutter Treasury DAC (a)	6.38%	04/29/29	304,798
	Data Processing & Outsourced Services — 0.3%
5,874,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (a)	4.00%	06/15/29	5,532,218
	Diversified Support Services — 0.5%
8,153,000	Albion Financing 1 SARL / Aggreko Holdings, Inc. (a)	7.00%	05/21/30	8,434,947
	Electrical Components & Equipment — 0.0%
500,000	Sensata Technologies B.V. (a)	4.00%	04/15/29	487,726
	Environmental & Facilities Services — 0.5%
8,298,000	GFL Environmental, Inc. (a)	6.75%	01/15/31	8,691,126
	Health Care Services — 0.5%
8,323,000	Opal Bidco SAS (a)	6.50%	03/31/32	8,579,337
	Hotels, Resorts & Cruise Lines — 1.0%
5,635,000	Carnival Corp. (a)	5.88%	06/15/31	5,815,715
7,180,000	Carnival Corp. (a)	5.75%	08/01/32	7,384,865
2,000,000	Carnival Corp. (a)	6.13%	02/15/33	2,063,730
1,371,000	NCL Corp. Ltd. (a)	6.75%	02/01/32	1,409,643
687,000	Viking Cruises Ltd. (a)	5.88%	10/15/33	698,810
				17,372,763
	Insurance Brokers — 2.6%
20,490,000	Ardonagh Finco Ltd. (a) (b)	7.75%	02/15/31	21,450,817
15,234,000	Ardonagh Group Finance Ltd. (a) (b)	8.88%	02/15/32	15,911,136
2,558,000	Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC (a)	7.25%	02/15/31	2,638,818
539,000	Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC (a)	8.13%	02/15/32	556,853
3,917,000	Jones Deslauriers Insurance Management, Inc. (a)	8.50%	03/15/30	4,116,896
				44,674,520
	Metal, Glass & Plastic Containers — 1.0%
8,098,000	Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (a)	6.00%	06/15/27	8,123,978
6,371,000	Canpack S.A. / Canpack US LLC (a)	3.88%	11/15/29	6,056,706
2,133,000	Trivium Packaging Finance B.V. (a)	8.25%	07/15/30	2,211,748
1,419,000	Trivium Packaging Finance B.V. (a)	12.25%	01/15/31	1,481,901
				17,874,333
	Packaged Foods & Meats — 0.5%
9,149,000	Froneri Lux FinCo SARL (a)	6.00%	08/01/32	9,240,508
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Restaurants — 1.4%
$656,000	1011778 BC ULC / New Red Finance, Inc. (a)	6.13%	06/15/29	$674,922
25,510,000	1011778 BC ULC / New Red Finance, Inc. (a) (b)	4.00%	10/15/30	24,155,886
				24,830,808
	Security & Alarm Services — 0.5%
342,000	Garda World Security Corp. (a)	8.25%	08/01/32	348,403
8,793,000	Garda World Security Corp. (a)	8.38%	11/15/32	8,956,937
				9,305,340
	Specialized Consumer Services — 0.4%
7,100,000	Belron UK Finance PLC (a)	5.75%	10/15/29	7,198,569
	Wireless Telecommunication Services — 0.1%
1,428,000	Ziggo BV (a)	4.88%	01/15/30	1,348,967
	Total Foreign Corporate Bonds and Notes			185,815,866
	(Cost $181,113,907)

Shares	Description	Value
COMMON STOCKS — 0.0%
	Pharmaceuticals — 0.0%
259,956	Akorn, Inc. (h) (i) (j)	10,398
	(Cost $2,979,179)
MONEY MARKET FUNDS — 0.1%
1,326,783	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (k)	1,326,783
	(Cost $1,326,783)

	Total Investments — 99.9%	1,756,270,680
	(Cost $1,748,755,812)
	Borrowings — (0.5)%	(8,000,000)
	Net Other Assets and Liabilities — 0.6%	9,882,490
	Net Assets — 100.0%	$1,758,153,170

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $1,348,194,203 or
76.7% of net assets.

(b)	This security or a portion of this security is segregated as collateral for borrowings. At October 31, 2025, the segregated value of these securities amounts to $266,943,040.
(c)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(d)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e)	Perpetual maturity.
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Portfolio of Investments (Continued)
October 31, 2025
(f)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(g)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(h)	This issuer has filed for protection in bankruptcy court.
(i)	Non-income producing security.
(j)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2F - Restricted Securities in the Notes to Financial Statements).

(k)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
SOFR	– Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$1,248,691,056	$—	$1,248,691,056	$—
Senior Floating-Rate Loan Interests*	320,426,577	—	320,426,577	—
Foreign Corporate Bonds and Notes*	185,815,866	—	185,815,866	—
Common Stocks*	10,398	—	10,398	—
Money Market Funds	1,326,783	1,326,783	—	—
Total Investments	$1,756,270,680	$1,326,783	$1,754,943,897	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$1,756,270,680
Cash	235,085
Receivables:
Interest	26,897,776
Investment securities sold	4,162,704
Dividends	19,627
Total Assets	1,787,585,872

LIABILITIES:
Borrowings	8,000,000
Payables:
Investment securities purchased	20,031,000
Investment advisory fees	1,397,157
Margin interest expense	4,284
Other liabilities	261
Total Liabilities	29,432,702
NET ASSETS	$1,758,153,170

NET ASSETS consist of:
Paid-in capital	$2,065,575,314
Par value	420,500
Accumulated distributable earnings (loss)	(307,842,644)
NET ASSETS	$1,758,153,170
NET ASSET VALUE, per share	$41.81
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	42,050,002
Investments, at cost	$1,748,755,812
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$120,920,965
Dividends	777,012
Total investment income	121,697,977

EXPENSES:
Investment advisory fees	15,843,035
Margin interest expense	1,580,664
Other expenses	125,262
Total expenses	17,548,961
NET INVESTMENT INCOME (LOSS)	104,149,016

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(16,024,366)
Net change in unrealized appreciation (depreciation) on investments	32,156,761
NET REALIZED AND UNREALIZED GAIN (LOSS)	16,132,395
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$120,281,411
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$104,149,016	$90,462,320
Net realized gain (loss)	(16,024,366)	(51,520,807)
Net change in unrealized appreciation (depreciation)	32,156,761	159,889,459
Net increase (decrease) in net assets resulting from operations	120,281,411	198,830,972

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(106,533,130)	(93,034,630)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	247,703,996	189,824,523
Cost of shares redeemed	(118,536,978)	(54,897,698)
Net increase (decrease) in net assets resulting from shareholder transactions	129,167,018	134,926,825
Total increase (decrease) in net assets	142,915,299	240,723,167

NET ASSETS:
Beginning of period	1,615,237,871	1,374,514,704
End of period	$1,758,153,170	$1,615,237,871

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	39,000,002	35,800,002
Shares sold	5,950,000	4,550,000
Shares redeemed	(2,900,000)	(1,350,000)
Shares outstanding, end of period	42,050,002	39,000,002
See Notes to Financial Statements

First Trust Tactical High Yield ETF (HYLS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$41.42	$38.39	$39.47	$47.75	$47.00
Income from investment operations:
Net investment income (loss)	2.59 (a)	2.52 (a)	2.36 (a)	2.63	2.47
Net realized and unrealized gain (loss)	0.45	3.11	(0.97)	(8.00)	0.91
Total from investment operations	3.04	5.63	1.39	(5.37)	3.38
Distributions paid to shareholders from:
Net investment income	(2.65)	(2.60)	(2.46)	(2.78)	(2.63)
Return of capital	—	—	(0.01)	(0.13)	—
Total distributions	(2.65)	(2.60)	(2.47)	(2.91)	(2.63)
Net asset value, end of period	$41.81	$41.42	$38.39	$39.47	$47.75
Total return (b)	7.60%	14.91%	3.51%	(11.56)%	7.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,758,153	$1,615,238	$1,374,515	$1,596,659	$2,306,440
Ratio of total expenses to average net assets	1.05% (c)	1.05%	1.01%	1.27%	1.05%
Ratio of net expenses to average net assets excluding interest expense	0.96% (c)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	6.25%	6.16%	5.96%	6.08%	5.11%
Portfolio turnover rate (d)	68%	47%	29%	39%	50%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 1.04% and 0.95%, respectively.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Tactical High Yield ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “HYLS” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to provide current income. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund’s advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than “BBB-” by S&P Global Ratings, or lower than “Baa3” by Moody’s Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as “junk” debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $5,704,166 of when-issued, delayed-delivery securities or forward purchase commitments.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. There were no short sales outstanding as of October 31, 2025.
D. Swap Agreements
The Fund may enter into credit default swap contracts (“CDS”) for investment purposes or to manage credit risk. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.
A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value,” of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in “Cash segregated as collateral for open swap contracts” on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in “variation margin on swaps payable” in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as “net realized gain (loss) on swap contracts” on the Statement of Operations.
CDS contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a CDS contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. The Fund held no swap contracts during the fiscal year ended October 31, 2025.
E. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2025, the Fund had no unfunded loan commitments.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
F. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2025, the Fund held a restricted security as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/20	259,956	$0.04	$2,979,179	$10,398	0.00%*

*	Amount is less than 0.01%.
G. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$106,533,130	$93,034,630
Capital gains	—	—
Return of capital	—	—
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$92,950
Accumulated capital and other gain (loss)	(310,939,313)
Net unrealized appreciation (depreciation)	3,003,719
H. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $310,939,313 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$3,179,687	$(3,179,687)	$—
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,753,266,961	$35,519,752	$(32,516,033)	$3,003,719
I. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund’s borrowings (see Note 5).
J. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $1,309,078,969 and $1,138,930,030, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended October 31, 2025.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker’s margin interest rate. At October 31, 2025, the Fund had $8,000,000 in borrowings. The borrowings are categorized as Level 2 within the fair value hierarchy. The Fund is charged interest on debit margin balance at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. Free Credit Interest Balances are charged at a rate equal to Overnight Bank Funding Rate less 40 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2025, the Fund had $8,000,000 in borrowings with an interest rate of 4.62%. For the fiscal year ended October 31, 2025, the Fund had margin interest expense of $1,580,664, as shown on the Statement of Operations. For the fiscal year ended October 31, 2025, the average margin balance and interest rates were $30,856,186 and 5.04%, respectively.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale

Notes to Financial Statements (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025
of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.26%, resulting in an annual unitary management fee after the waiver of 0.69%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Tactical High Yield ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Tactical High Yield ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 8-9, 2025 meeting, the Board also received a presentation from representatives of the Advisor’s Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary

Other Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025 (Unaudited)
fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024. The Board noted the Advisor’s discussion of the Fund’s performance at the April 22, 2025 and June 8-9, 2025 meetings.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Tactical High Yield ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.

Other Information (Continued)
First Trust Tactical High Yield ETF (HYLS)
October 31, 2025 (Unaudited)
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $3,561,468. This figure is comprised of $380,861 paid (or to be paid) in fixed compensation and $3,180,607 paid (or to be paid) in variable compensation. There were a total of 29 beneficiaries of the remuneration described above. Those amounts include $328,519 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,232,949 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

First Trust Exchange-Traded Fund IV

First Trust Enhanced Short Maturity ETF (FTSM)
Annual Financial Statements and Other Information For the Year Ended October 31, 2025

First Trust Enhanced Short Maturity ETF (FTSM)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Enhanced Short Maturity ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 43.1%
	Aerospace/Defense — 1.1%
$21,049,000	BAE Systems Holdings, Inc. (a)	3.85%	12/15/25	$21,038,654
20,000,000	Boeing (The) Co.	2.20%	02/04/26	19,893,961
26,750,000	Howmet Aerospace, Inc.	5.90%	02/01/27	27,336,722
				68,269,337
	Auto Manufacturers — 0.5%
16,022,000	American Honda Finance Corp., SOFR + 0.71% (b)	4.81%	01/09/26	16,033,821
15,000,000	Toyota Motor Credit Corp., SOFR Compounded Index + 0.45% (b)	4.55%	04/10/26	15,017,669
				31,051,490
	Banks — 9.0%
20,000,000	Bank of America Corp. (c)	5.08%	01/20/27	20,029,949
20,530,000	Bank of America Corp. (c)	3.56%	04/23/27	20,460,599
7,000,000	Bank of America Corp. (c)	4.98%	01/24/29	7,125,777
10,000,000	Bank of America Corp. (c)	4.62%	05/09/29	10,123,116
16,510,000	Bank of America Corp., Series N (c)	1.66%	03/11/27	16,357,318
10,000,000	Bank of New York Mellon (The) (c)	4.59%	04/20/27	10,021,085
2,000,000	Bank of New York Mellon (The) (c)	4.73%	04/20/29	2,032,774
35,000,000	Bank of New York Mellon (The) Corp. (c)	4.95%	04/26/27	35,149,645
9,375,000	Citibank N.A.	4.58%	05/29/27	9,459,082
10,000,000	Citigroup, Inc. (c)	1.12%	01/28/27	9,925,915
10,000,000	Citigroup, Inc. (c)	4.64%	05/07/28	10,066,508
2,400,000	Fifth Third Bank N.A. (c)	4.97%	01/28/28	2,422,131
28,000,000	Goldman Sachs Bank USA (c)	5.28%	03/18/27	28,105,861
15,000,000	Goldman Sachs Bank USA, SOFR + 0.75% (b)	4.99%	05/21/27	15,030,167
15,000,000	Goldman Sachs Group (The), Inc. (c)	4.94%	04/23/28	15,164,526
7,000,000	Goldman Sachs Group (The), Inc. (c)	4.15%	10/21/29	6,980,404
15,687,000	Huntington National Bank (The) (c)	4.87%	04/12/28	15,828,204
14,631,000	JPMorgan Chase & Co. (c)	1.04%	02/04/27	14,512,985
20,000,000	JPMorgan Chase & Co. (c)	5.04%	01/23/28	20,212,019
15,000,000	JPMorgan Chase & Co. (c)	5.57%	04/22/28	15,307,580
7,500,000	JPMorgan Chase & Co. (c)	4.92%	01/24/29	7,634,263
9,144,000	Morgan Stanley (c)	1.59%	05/04/27	9,020,913
15,000,000	Morgan Stanley, Series I (c)	4.13%	10/18/29	14,967,242
15,000,000	Morgan Stanley Bank N.A. (c)	4.45%	10/15/27	15,038,221
15,000,000	Morgan Stanley Bank N.A. (c)	4.95%	01/14/28	15,134,455
4,000,000	Morgan Stanley Bank N.A. (c)	4.97%	07/14/28	4,056,419
6,667,000	Morgan Stanley Bank N.A. (c)	5.02%	01/12/29	6,782,426
10,000,000	Morgan Stanley Private Bank N.A. (c)	4.47%	07/06/28	10,051,952
25,435,000	PNC Bank N.A. (c)	4.78%	01/15/27	25,458,855
20,000,000	PNC Bank N.A. (c)	4.54%	05/13/27	20,030,111
10,000,000	PNC Financial Services Group (The), Inc. (c)	5.10%	07/23/27	10,057,593
8,000,000	PNC Financial Services Group (The), Inc. (c)	5.30%	01/21/28	8,107,530
5,497,000	Santander Holdings USA, Inc. (c)	2.49%	01/06/28	5,368,458
8,000,000	State Street Corp. (c)	4.54%	04/24/28	8,060,294
19,675,000	Truist Bank (c)	4.67%	05/20/27	19,717,795
10,000,000	Truist Bank (c)	4.14%	10/23/29	9,961,974
15,771,000	US Bancorp (c)	2.22%	01/27/28	15,401,322
10,000,000	US Bank N.A. (c)	4.73%	05/15/28	10,087,945
10,000,000	Wells Fargo & Co.	3.00%	10/23/26	9,907,806
15,000,000	Wells Fargo & Co. (c)	5.71%	04/22/28	15,330,696
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$15,000,000	Wells Fargo & Co. (c)	4.08%	09/15/29	$14,961,081
15,000,000	Wells Fargo & Co., Series W (c)	4.90%	01/24/28	15,127,669
				554,580,665
	Beverages — 1.8%
27,145,000	Constellation Brands, Inc.	4.40%	11/15/25	27,137,374
15,000,000	Constellation Brands, Inc.	4.35%	05/09/27	15,049,174
19,529,000	Keurig Dr Pepper, Inc.	2.55%	09/15/26	19,261,705
10,000,000	Keurig Dr Pepper, Inc., SOFR + 0.58% (b)	4.84%	11/15/26	10,001,578
10,000,000	Keurig Dr Pepper, Inc.	4.35%	05/15/28	10,003,255
29,881,000	Molson Coors Beverage Co.	3.00%	07/15/26	29,658,318
				111,111,404
	Biotechnology — 0.4%
13,096,000	Amgen, Inc.	2.60%	08/19/26	12,945,622
15,000,000	Amgen, Inc.	3.20%	11/02/27	14,763,452
				27,709,074
	Building Materials — 1.1%
20,000,000	Amrize Finance U.S. LLC (a)	4.60%	04/07/27	20,130,249
9,999,000	Amrize Finance U.S. LLC (a)	4.70%	04/07/28	10,112,761
32,613,000	CRH America Finance, Inc. (a)	3.40%	05/09/27	32,283,499
8,611,000	Martin Marietta Materials, Inc.	3.45%	06/01/27	8,535,641
				71,062,150
	Commercial Services — 1.5%
6,779,000	Ashtead Capital, Inc. (a)	1.50%	08/12/26	6,632,581
25,000,000	Ashtead Capital, Inc. (a)	4.38%	08/15/27	24,970,932
5,010,000	Global Payments, Inc.	4.80%	04/01/26	5,012,881
22,098,000	PayPal Holdings, Inc., SOFR + 0.67% (b)	4.86%	03/06/28	22,174,545
5,000,000	Quanta Services, Inc.	4.30%	08/09/28	5,020,715
30,000,000	TR Finance LLC	3.35%	05/15/26	29,807,121
				93,618,775
	Computers — 0.3%
12,000,000	Dell International LLC / EMC Corp.	4.75%	04/01/28	12,170,661
5,000,000	Gartner, Inc. (a)	4.50%	07/01/28	4,960,040
				17,130,701
	Cosmetics/Personal Care — 0.3%
20,252,000	Haleon US Capital LLC	3.38%	03/24/27	20,078,435
	Diversified Financial Services — 0.6%
16,000,000	American Express Co. (c)	5.65%	04/23/27	16,107,879
7,222,000	American Express Co. (c)	5.10%	02/16/28	7,312,963
10,000,000	American Express Co. (c)	4.73%	04/25/29	10,153,378
5,375,000	Intercontinental Exchange, Inc.	3.10%	09/15/27	5,295,213
				38,869,433
	Electric — 1.1%
4,275,000	AEP Transmission Co. LLC	3.10%	12/01/26	4,232,591
8,745,000	Georgia Power Co., SOFR Compounded Index + 0.28% (b)	4.44%	09/15/26	8,749,209
15,000,000	Georgia Power Co.	4.00%	10/01/28	14,992,708
4,206,000	Mid-Atlantic Interstate Transmission LLC (a)	4.10%	05/15/28	4,207,961
15,044,498	Virginia Power Fuel Securitization LLC, Series A-1	5.09%	05/01/27	15,197,501
8,921,000	Vistra Operations Co. LLC (a)	5.05%	12/30/26	8,987,854
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric (Continued)
$4,596,000	Vistra Operations Co. LLC (a)	3.70%	01/30/27	$4,561,357
5,000,000	Vistra Operations Co. LLC (a)	4.30%	10/15/28	4,984,269
				65,913,450
	Electrical Components & Equipments — 0.1%
6,846,000	Molex Electronic Technologies LLC (a)	4.75%	04/30/28	6,912,801
	Electronics — 0.3%
5,000,000	Amphenol Corp. (d)	3.80%	11/15/27	4,985,854
5,000,000	Amphenol Corp., SOFR + 0.53% (b) (d)	4.59%	11/15/27	5,010,977
10,000,000	Amphenol Corp. (d)	3.90%	11/15/28	9,955,652
				19,952,483
	Environmental Control — 0.8%
17,296,000	Republic Services, Inc.	0.88%	11/15/25	17,270,766
30,000,000	Veralto Corp.	5.50%	09/18/26	30,332,669
				47,603,435
	Food — 3.2%
25,000,000	Campbell’s (The) Co.	5.20%	03/19/27	25,356,091
25,000,000	Conagra Brands, Inc.	4.60%	11/01/25	25,000,000
25,567,000	Conagra Brands, Inc.	5.30%	10/01/26	25,808,119
13,232,000	General Mills, Inc.	3.20%	02/10/27	13,093,707
25,000,000	Kraft Heinz Foods Co.	3.00%	06/01/26	24,817,465
20,000,000	Kraft Heinz Foods Co.	3.88%	05/15/27	19,913,125
10,000,000	Mars, Inc. (a)	4.60%	03/01/28	10,119,186
14,955,000	Mondelez International, Inc.	2.63%	03/17/27	14,671,379
20,953,000	Sysco Corp.	3.30%	07/15/26	20,828,034
15,000,000	Sysco Corp.	3.25%	07/15/27	14,813,778
				194,420,884
	Healthcare-Products — 2.4%
12,352,000	Agilent Technologies, Inc.	3.05%	09/22/26	12,245,289
23,264,000	Alcon Finance Corp. (a)	2.75%	09/23/26	23,001,881
25,000,000	GE HealthCare Technologies, Inc.	5.65%	11/15/27	25,749,100
30,602,000	Solventum Corp.	5.45%	02/25/27	31,066,915
14,074,000	Stryker Corp.	3.38%	11/01/25	14,074,000
20,000,000	Stryker Corp.	3.50%	03/15/26	19,949,485
2,579,000	Zimmer Biomet Holdings, Inc.	3.05%	01/15/26	2,572,277
22,284,000	Zimmer Biomet Holdings, Inc.	4.70%	02/19/27	22,432,555
				151,091,502
	Healthcare-Services — 2.7%
29,466,000	Cigna Group (The)	4.50%	02/25/26	29,463,729
17,478,000	Cigna Group (The)	3.40%	03/01/27	17,329,230
30,000,000	Elevance Health, Inc.	4.50%	10/30/26	30,140,007
17,000,000	Elevance Health, Inc.	4.00%	09/15/28	16,925,936
25,466,000	HCA, Inc.	5.88%	02/15/26	25,496,689
20,000,000	HCA, Inc.	5.38%	09/01/26	20,069,122
6,000,000	HCA, Inc.	3.13%	03/15/27	5,924,414
8,000,000	HCA, Inc.	5.00%	03/01/28	8,149,822
14,128,000	Universal Health Services, Inc.	1.65%	09/01/26	13,831,732
				167,330,681
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance — 1.6%
$25,000,000	Aon North America, Inc.	5.13%	03/01/27	$25,313,675
23,000,000	Arthur J. Gallagher & Co.	4.60%	12/15/27	23,223,530
17,230,000	Brown & Brown, Inc.	4.60%	12/23/26	17,304,506
10,000,000	Brown & Brown, Inc.	4.70%	06/23/28	10,096,215
20,000,000	Willis North America, Inc.	4.65%	06/15/27	20,130,057
				96,067,983
	Internet — 0.1%
5,000,000	Expedia Group, Inc.	5.00%	02/15/26	5,001,097
	Lodging — 0.5%
20,133,000	Hyatt Hotels Corp.	4.85%	03/15/26	20,136,930
10,000,000	Marriott International, Inc.	4.20%	07/15/27	10,033,384
				30,170,314
	Media — 0.5%
30,000,000	FactSet Research Systems, Inc.	2.90%	03/01/27	29,489,184
	Miscellaneous Manufacturing — 0.5%
30,000,000	Teledyne Technologies, Inc.	1.60%	04/01/26	29,660,775
	Packaging & Containers — 1.2%
22,406,000	Amcor Finance USA, Inc.	3.63%	04/28/26	22,322,293
10,000,000	Amcor Flexibles North America, Inc.	4.80%	03/17/28	10,128,772
25,000,000	Berry Global, Inc. (a)	4.88%	07/15/26	25,002,876
17,388,000	Packaging Corp. of America	3.40%	12/15/27	17,174,765
				74,628,706
	Pharmaceuticals — 1.8%
25,000,000	Becton Dickinson & Co.	3.70%	06/06/27	24,841,640
10,000,000	Becton Dickinson & Co.	4.69%	02/13/28	10,108,448
15,000,000	Cencora, Inc.	4.63%	12/15/27	15,180,528
12,832,000	McKesson Corp.	1.30%	08/15/26	12,563,416
28,892,000	PRA Health Sciences, Inc. (a)	2.88%	07/15/26	28,541,171
22,724,000	Zoetis, Inc.	3.00%	09/12/27	22,360,009
				113,595,212
	Pipelines — 1.0%
23,276,000	Energy Transfer, L.P.	4.75%	01/15/26	23,278,482
1,814,000	Sabine Pass Liquefaction LLC	5.88%	06/30/26	1,818,250
21,820,000	Spectra Energy Partners, L.P.	3.38%	10/15/26	21,668,701
6,162,000	Transcontinental Gas Pipe Line Co. LLC	7.85%	02/01/26	6,177,792
9,966,000	Williams Cos. (The), Inc.	5.40%	03/02/26	10,004,142
				62,947,367
	Real Estate Investment Trusts — 1.2%
35,000,000	Crown Castle, Inc.	4.45%	02/15/26	34,980,234
30,000,000	Crown Castle, Inc.	3.70%	06/15/26	29,870,993
8,135,000	VICI Properties L.P. / VICI Note Co., Inc. (a)	4.50%	09/01/26	8,140,343
				72,991,570
	Retail — 0.2%
9,600,000	Starbucks Corp.	4.75%	02/15/26	9,610,495
	Semiconductors — 0.2%
10,000,000	Broadcom, Inc.	3.15%	11/15/25	9,993,691
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Software — 5.3%
$30,000,000	Autodesk, Inc.	3.50%	06/15/27	$29,736,643
5,852,000	Cadence Design Systems, Inc.	4.20%	09/10/27	5,870,305
35,000,000	Fidelity National Information Services, Inc.	1.15%	03/01/26	34,656,854
5,000,000	Fidelity National Information Services, Inc.	4.70%	07/15/27	5,025,559
6,499,000	Fidelity National Information Services, Inc.	1.65%	03/01/28	6,112,152
8,747,000	Fidelity National Information Services, Inc., Series 10Y	4.25%	05/15/28	8,703,128
25,088,000	Fiserv, Inc.	3.20%	07/01/26	24,847,246
20,986,000	Fiserv, Inc.	5.15%	03/15/27	21,164,078
5,000,000	Fiserv, Inc.	5.45%	03/02/28	5,096,504
17,000,000	Oracle Corp.	5.80%	11/10/25	17,004,418
20,000,000	Oracle Corp.	2.65%	07/15/26	19,806,969
15,000,000	Oracle Corp.	3.25%	11/15/27	14,721,868
2,000,000	Oracle Corp.	4.80%	08/03/28	2,029,057
15,000,000	Roper Technologies, Inc.	3.85%	12/15/25	14,989,265
12,937,000	Roper Technologies, Inc.	4.25%	09/15/28	12,977,848
30,000,000	Synopsys, Inc.	4.55%	04/01/27	30,211,090
10,000,000	Synopsys, Inc.	4.65%	04/01/28	10,113,991
29,891,000	VMware LLC	1.40%	08/15/26	29,278,598
7,146,000	VMware LLC	3.90%	08/21/27	7,130,492
30,000,000	Workday, Inc.	3.50%	04/01/27	29,752,083
				329,228,148
	Telecommunications — 1.8%
25,404,000	AT&T, Inc.	1.70%	03/25/26	25,157,218
21,843,000	AT&T, Inc.	4.25%	03/01/27	21,870,071
10,826,000	AT&T, Inc.	2.30%	06/01/27	10,525,954
26,114,000	T-Mobile USA, Inc.	2.63%	04/15/26	25,961,135
15,000,000	T-Mobile USA, Inc.	3.75%	04/15/27	14,919,040
10,000,000	T-Mobile USA, Inc.	4.75%	02/01/28	10,008,682
				108,442,100
	Total Corporate Bonds and Notes			2,658,533,342
	(Cost $2,644,851,823)
ASSET-BACKED SECURITIES — 22.2%
	37 Capital CLO II
700,000	Series 2022-1A, Class A1R, 3 Mo. CME Term SOFR + 1.29% (a) (b)	5.19%	07/15/34	700,775
	522 Funding CLO Ltd.
39,367	Series 2018-3A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.04% (a) (b)	5.19%	10/20/31	39,390
	AB BSL CLO 2 Ltd.
600,000	Series 2021-2A, Class A, 3 Mo. CME Term SOFR + CSA + 1.10% (a) (b)	5.27%	04/15/34	600,598
	AGL CLO 1 Ltd.
280,000	Series 2019-1A, Class ARR, 3 Mo. CME Term SOFR + 1.20% (a) (b)	5.08%	10/20/34	280,342
	AGL Core CLO 27 Ltd.
4,500,000	Series 2023-27A, Class A, 3 Mo. CME Term SOFR + 1.73% (a) (b)	5.60%	10/21/36	4,518,200
	AGL Core CLO 36 Ltd.
218,750	Series 2024-36A, Class X, 3 Mo. CME Term SOFR + 0.95% (a) (b)	4.81%	01/23/38	218,917
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Alloya Auto Receivables Trust
$11,000,000	Series 2025-1A, Class A2 (a)	4.78%	10/25/27	$11,012,181
7,820,000	Series 2025-1A, Class A3 (a)	4.69%	12/26/28	7,836,113
	Ally Auto Receivables Trust
4,077,621	Series 2024-1, Class A3	5.08%	12/15/28	4,101,457
5,000,000	Series 2025-1, Class A2	4.03%	07/17/28	5,000,456
	American Credit Acceptance Receivables Trust
3,519,038	Series 2025-3, Class A (a)	4.73%	01/12/29	3,526,061
	AMMC CLO 30 Ltd.
2,400,000	Series 2024-30A, Class A1, 3 Mo. CME Term SOFR + 1.68% (a) (b)	5.58%	01/15/37	2,410,979
	Anchorage Capital CLO 6 Ltd.
4,000,000	Series 2015-6A, Class XR4, 3 Mo. CME Term SOFR + 1.10% (a) (b)	5.37%	07/22/38	4,003,521
	Apidos CLO XXIV
226,990	Series 2016-24A, Class A1AL, 3 Mo. CME Term SOFR + CSA + 0.95% (a) (b)	5.10%	10/20/30	227,114
	Ares LVII CLO Ltd.
270,000	Series 2020-57A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (b)	5.27%	01/25/35	270,405
	Ares LXIII CLO Ltd.
2,500,000	Series 2022-63A, Class XR, 3 Mo. CME Term SOFR + 1.05% (a) (b)	5.33%	10/15/38	2,502,420
	Bain Capital Credit CLO Ltd.
4,795,097	Series 2020-1A, Class A1RR, 3 Mo. CME Term SOFR + 0.99% (a) (b)	4.87%	04/18/33	4,798,756
1,300,000	Series 2020-2A, Class ARR, 3 Mo. CME Term SOFR + 1.24% (a) (b)	5.12%	07/19/34	1,301,463
	Bank of America Auto Trust
15,221,117	Series 2024-1A, Class A3 (a)	5.35%	11/15/28	15,331,505
3,394,421	Series 2025-1A, Class A2A (a)	4.52%	11/22/27	3,397,153
2,970,119	Series 2025-1A, Class A2B, 30 Day Average SOFR + 0.55% (a) (b)	4.73%	11/22/27	2,972,760
	Battalion CLO IX Ltd.
8,588,647	Series 2015-9A, Class ARR, 3 Mo. CME Term SOFR + 0.96% (a) (b)	4.86%	07/15/31	8,595,857
	Battalion CLO X Ltd.
1,000,000	Series 2016-10A, Class A1R2, 3 Mo. CME Term SOFR + CSA + 1.17% (a) (b)	5.30%	01/25/35	1,000,583
	Battalion CLO XIV Ltd.
5,000,000	Series 2019-14A, Class AR2, 3 Mo. CME Term SOFR + 1.14% (a) (b)	5.02%	01/20/35	5,001,909
	Bayswater Park CLO Ltd.
370,000	Series 2023-1A, Class A1, 3 Mo. CME Term SOFR + 1.73% (a) (b)	5.61%	01/20/37	371,720
	BlueMountain CLO Ltd.
10,000,000	Series 2015-4A, Class CR2, 3 Mo. CME Term SOFR + 1.30% (a) (b)	5.18%	04/20/30	10,006,219
7,203,983	Series 2016-3A, Class A1R2, 3 Mo. CME Term SOFR + 1.20% (a) (b)	5.41%	11/15/30	7,207,741
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	BlueMountain CLO XXII Ltd.
$185,483	Series 2018-22A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.08% (a) (b)	5.25%	07/15/31	$185,601
	BlueMountain CLO XXVIII Ltd.
4,000,000	Series 2021-28A, Class X, 3 Mo. CME Term SOFR + 1.05% (a) (b)	4.95%	03/31/38	4,003,111
	BlueMountain CLO XXXI Ltd.
10,000,000	Series 2021-31A, Class A1R, 3 Mo. CME Term SOFR + 1.10% (a) (b)	5.25%	04/19/34	10,010,345
	BMW Vehicle Lease Trust
22,546,638	Series 2024-1, Class A3	4.98%	03/25/27	22,615,550
5,000,000	Series 2025-2, Class A2A	3.94%	11/26/27	4,996,278
	BMW Vehicle Owner Trust
15,011,000	Series 2024-A, Class A3	5.18%	02/26/29	15,156,766
	Bridge Street CLO II Ltd.
250,000	Series 2021-1A, Class A1A, 3 Mo. CME Term SOFR + CSA + 1.23% (a) (b)	5.38%	07/20/34	250,275
	Buttermilk Park CLO Ltd.
255,283	Series 2018-1A, Class A1R, 3 Mo. CME Term SOFR + 1.08% (a) (b)	4.98%	10/15/31	255,507
975,000	Series 2018-1A, Class A2R, 3 Mo. CME Term SOFR + 1.37% (a) (b)	5.27%	10/15/31	975,734
	Canyon CLO Ltd.
974,739	Series 2018-1A, Class A, 3 Mo. CME Term SOFR + CSA + 1.07% (a) (b)	5.24%	07/15/31	975,349
	Carbone CLO Ltd.
23,915	Series 2017-1A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.14% (a) (b)	5.29%	01/20/31	23,929
	Carlyle Global Market Strategies CLO Ltd.
58,180	Series 2015-1A, Class AR3, 3 Mo. CME Term SOFR + CSA + 0.98% (a) (b)	5.13%	07/20/31	58,209
250,000	Series 2015-1A, Class BR3, 3 Mo. CME Term SOFR + CSA + 1.55% (a) (b)	5.70%	07/20/31	250,680
4,944,980	Series 2015-5A, Class A1R3, 3 Mo. CME Term SOFR + 1.10% (a) (b)	4.98%	01/20/32	4,944,980
15,000,000	Series 2016-1A, Class A1R3, 3 Mo. CME Term SOFR + 1.09% (a) (b)	4.97%	04/20/34	15,012,254
	CarMax Auto Owner Trust
1,487,252	Series 2022-4, Class A3	5.34%	08/16/27	1,491,882
1,779,305	Series 2024-3, Class A2A	5.21%	09/15/27	1,783,789
6,005,000	Series 2025-2, Class A2A	4.59%	07/17/28	6,019,903
6,000,000	Series 2025-2, Class A2B, 30 Day Average SOFR + 0.69% (b)	4.92%	07/17/28	6,015,581
	CarMax Select Receivables Trust
2,776,428	Series 2024-A, Class A2A	5.78%	09/15/27	2,783,743
6,653,447	Series 2024-A, Class A2B, 30 Day Average SOFR + 0.73% (b)	4.96%	09/15/27	6,656,791
3,319,845	Series 2025-A, Class A2A	4.76%	05/15/28	3,325,432
6,639,690	Series 2025-A, Class A2B, 30 Day Average SOFR + 0.68% (b)	4.91%	05/15/28	6,643,017
	CarVal CLO I Ltd.
652,360	Series 2018-1A, Class AR, 3 Mo. CME Term SOFR + 1.23% (a) (b)	5.12%	07/16/31	652,707
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	CFIP CLO Ltd.
$4,000,000	Series 2021-1A, Class A, 3 Mo. CME Term SOFR + CSA + 1.22% (a) (b)	5.37%	01/20/35	$4,002,997
	Chase Auto Owner Trust
7,104,168	Series 2024-1A, Class A3 (a)	5.13%	05/25/29	7,165,711
1,845,415	Series 2024-3A, Class A2 (a)	5.53%	09/27/27	1,848,544
	CIFC Funding Ltd.
85,693	Series 2013-2A, Class A1L2, 3 Mo. CME Term SOFR + CSA + 1.00% (a) (b)	5.15%	10/18/30	85,737
62,252	Series 2017-4A, Class A1R, 3 Mo. CME Term SOFR + CSA + 0.95% (a) (b)	5.08%	10/24/30	62,283
	Citibank Credit Card Issuance Trust
20,000,000	Series 2023-A2, Class A2, SOFR + 0.63% (b)	4.68%	12/08/27	19,999,014
	Citizens Auto Receivables Trust
10,407,328	Series 2024-2, Class A3 (a)	5.33%	08/15/28	10,479,093
	Columbia Cent CLO Ltd.
250,000	Series 2022-32A, Class A1R2, 3 Mo. CME Term SOFR + 1.12% (a) (b)	4.99%	07/24/34	250,255
	CoreVest American Finance Trust
1,579,945	Series 2020-2, Class A (a)	3.38%	05/15/52	1,574,616
7,107,421	Series 2021-1, Class A (a)	1.57%	04/15/53	6,999,546
	CQS US CLO Ltd.
150,000	Series 2021-1A, Class AR, 3 Mo. CME Term SOFR + 1.20% (a) (b)	5.08%	01/20/35	150,183
	Dell Equipment Finance Trust
6,107,000	Series 2024-1, Class A3 (a)	5.39%	03/22/30	6,152,176
17,043,643	Series 2024-2, Class A2 (a)	4.69%	08/22/30	17,077,873
	Dewolf Park CLO Ltd.
92,165	Series 2017-1A, Class AR, 3 Mo. CME Term SOFR + CSA + 0.92% (a) (b)	5.09%	10/15/30	92,278
	DLLAA LLC
5,817,221	Series 2025-1A, Class A2 (a)	4.70%	10/20/27	5,834,899
	Dryden 40 Senior Loan Fund
259,925	Series 2015-40A, Class AR2, 3 Mo. CME Term SOFR + CSA + 0.89% (a) (b)	5.36%	08/15/31	260,202
	Dryden 41 Senior Loan Fund
68,883	Series 2015-41A, Class AR, 3 Mo. CME Term SOFR + CSA + 0.97% (a) (b)	5.14%	04/15/31	68,901
	Dryden 53 CLO Ltd.
18,384,258	Series 2017-53A, Class AR, 3 Mo. CME Term SOFR + 1.00% (a) (b)	4.90%	01/15/31	18,398,697
	Dryden 54 Senior Loan Fund
8,100,000	Series 2017-54A, Class BR, 3 Mo. CME Term SOFR + 1.50% (a) (b)	5.38%	10/19/29	8,112,941
	Dryden 55 CLO Ltd.
301,873	Series 2018-55A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.02% (a) (b)	5.19%	04/15/31	302,038
	Dryden 60 CLO Ltd.
241,583	Series 2018-60A, Class A, 3 Mo. CME Term SOFR + CSA + 1.05% (a) (b)	5.22%	07/15/31	241,738
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Dryden 61 CLO Ltd.
$12,912,213	Series 2018-61A, Class A1R2, 3 Mo. CME Term SOFR + 1.08% (a) (b)	4.96%	01/17/32	$12,924,636
	Dryden 80 CLO Ltd.
4,636,300	Series 2019-80A, Class ARR, 3 Mo. CME Term SOFR + 0.95% (a) (b)	4.83%	01/17/33	4,639,829
	Dryden XXVI Senior Loan Fund
58,122	Series 2013-26A, Class AR, 3 Mo. CME Term SOFR + CSA + 0.90% (a) (b)	5.07%	04/15/29	58,192
	Elmwood CLO 20 Ltd.
305,000	Series 2022-7A, Class AR, 3 Mo. CME Term SOFR + 1.50% (a) (b)	5.38%	01/17/37	306,289
	Exeter Automobile Receivables Trust
8,007,494	Series 2025-2A, Class A2	4.78%	06/15/27	8,010,392
7,920,306	Series 2025-3A, Class A2	4.83%	01/18/28	7,930,340
	Exeter Select Automobile Receivables Trust
8,829,589	Series 2025-1, Class A2	4.83%	10/16/28	8,853,443
7,500,000	Series 2025-2, Class A2	4.54%	06/15/29	7,523,604
15,000,000	Series 2025-3, Class A2	4.24%	05/15/29	14,993,369
	Ford Credit Auto Lease Trust
1,198,560	Series 2024-B, Class A2A	5.18%	02/15/27	1,200,196
14,000,000	Series 2025-A, Class A3	4.72%	06/15/28	14,113,243
	Ford Credit Auto Owner Trust
236,942	Series 2022-C, Class A3	4.48%	12/15/26	236,945
15,632,000	Series 2022-C, Class A4	4.59%	12/15/27	15,661,088
5,597,702	Series 2023-A, Class A3	4.65%	02/15/28	5,610,820
10,000,000	Series 2024-A, Class A3	5.09%	12/15/28	10,086,187
14,113,002	Series 2025-A, Class A2A	4.47%	12/15/27	14,143,538
4,676,276	Series 2025-A, Class A2B, 30 Day Average SOFR + 0.41% (b)	4.64%	12/15/27	4,680,145
8,500,000	Series 2025-B, Class A2A	3.88%	06/15/28	8,489,980
8,400,000	Series 2025-B, Class A2B, 30 Day Average SOFR + 0.30% (b)	4.53%	06/15/28	8,398,968
	Fortress Credit BSL VII Ltd.
95,651	Series 2019-1A, Class A1R, 3 Mo. CME Term SOFR + 1.09% (a) (b)	4.95%	07/23/32	95,755
	Fortress Credit BSL XIX Ltd.
916,667	Series 2023-2A, Class XR, 3 Mo. CME Term SOFR + 1.10% (a) (b)	4.97%	07/24/36	917,760
	Gallatin CLO VIII Ltd.
168,566	Series 2017-1A, Class A1R, 3 Mo. CME Term SOFR + CSA + 1.09% (a) (b)	5.26%	07/15/31	168,674
	GLS Auto Receivables Issuer Trust
3,885,140	Series 2024-4A, Class A2 (a)	4.76%	10/15/27	3,887,304
	GM Financial Automobile Leasing Trust
9,530,000	Series 2023-3, Class A4	5.44%	08/20/27	9,541,797
	GM Financial Consumer Automobile Receivables Trust
1,938,602	Series 2023-2, Class A3	4.47%	02/16/28	1,941,437
8,422,059	Series 2024-4, Class A2B, 30 Day Average SOFR + 0.40% (b)	4.60%	10/18/27	8,425,243
2,500,000	Series 2025-3, Class A2A	4.32%	06/16/28	2,505,708
2,500,000	Series 2025-3, Class A2B, 30 Day Average SOFR + 0.30% (b)	4.50%	06/16/28	2,500,016
	Greywolf CLO IV Ltd.
20,000,000	Series 2019-1A, Class A1R2, 3 Mo. CME Term SOFR + 1.24% (a) (b)	5.12%	04/17/34	20,021,095
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Greywolf CLO VII Ltd.
$41,541	Series 2018-2A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.18% (a) (b)	5.32%	10/20/31	$41,565
	HalseyPoint CLO 4 Ltd.
300,000	Series 2021-4A, Class A, 3 Mo. CME Term SOFR + CSA + 1.22% (a) (b)	5.37%	04/20/34	300,330
	Highbridge Loan Management Ltd.
841,907	Series 5A-2015, Class A1R3, 3 Mo. CME Term SOFR + 1.06% (a) (b)	4.96%	10/15/30	842,816
	Honda Auto Receivables Owner Trust
26,033,250	Series 2024-1, Class A3	5.21%	08/15/28	26,262,822
	Hyundai Auto Lease Securitization Trust
4,241,103	Series 2024-A, Class A3 (a)	5.02%	03/15/27	4,252,001
13,895,000	Series 2024-B, Class A3 (a)	5.41%	05/17/27	13,976,036
5,460,252	Series 2024-C, Class A2A (a)	4.77%	03/15/27	5,473,520
5,884,223	Series 2025-B, Class A2A (a)	4.58%	09/15/27	5,905,369
5,884,223	Series 2025-B, Class A2B, 30 Day Average SOFR + 0.70% (a) (b)	4.93%	09/15/27	5,899,265
	Hyundai Auto Receivables Trust
756,006	Series 2023-A, Class A3	4.58%	04/15/27	756,716
8,969,563	Series 2023-C, Class A3	5.54%	10/16/28	9,058,621
1,505,643	Series 2024-C, Class A2A	4.53%	09/15/27	1,507,959
9,272,224	Series 2025-A, Class A2B, 30 Day Average SOFR + 0.34% (b)	4.57%	12/15/27	9,276,839
	ICG U.S. CLO Ltd.
139,084	Series 2014-2A, Class BRR, 3 Mo. CME Term SOFR + CSA + 1.45% (a) (b)	5.62%	01/15/31	139,315
1,433,245	Series 2015-2RA, Class A1R, 3 Mo. CME Term SOFR + 0.99% (a) (b)	4.88%	01/16/33	1,434,548
1,900,000	Series 2017-1A, Class ARR, 3 Mo. CME Term SOFR + CSA + 1.17% (a) (b)	5.29%	07/28/34	1,900,929
	John Deere Owner Trust
6,842,121	Series 2023-B, Class A3	5.18%	03/15/28	6,888,611
18,018,000	Series 2024-A, Class A3	4.96%	11/15/28	18,166,571
7,487,841	Series 2024-C, Class A2B, 30 Day Average SOFR + 0.43% (b)	4.66%	08/16/27	7,490,341
	KKR CLO 24 Ltd.
131,077	Series 24, Class A1R, 3 Mo. CME Term SOFR + CSA + 1.08% (a) (b)	5.23%	04/20/32	131,205
	KKR CLO 41 Ltd.
5,000,000	Series 2022-41A, Class A1, 3 Mo. CME Term SOFR + 1.33% (a) (b)	5.23%	04/15/35	5,006,420
	Kubota Credit Owner Trust
1,617,152	Series 2024-1A, Class A2 (a)	5.39%	01/15/27	1,620,091
	LAD Auto Receivables Trust
10,000,000	Series 2025-2A, Class A2 (a)	4.30%	07/17/28	10,008,330
	LCM Loan Income Fund I Income Note Issuer Ltd.
331,114	Series 27A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.08% (a) (b)	5.24%	07/16/31	331,292
	LCM Ltd.
110,373	Series 29A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.07% (a) (b)	5.24%	04/15/31	110,445
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Madison Park Funding XLVIII Ltd.
$7,847,390	Series 2021-48A, Class A, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (b)	5.30%	04/19/33	$7,853,619
	Madison Park Funding XXXIII Ltd.
245,662	Series 2019-33A, Class AR, 3 Mo. CME Term SOFR + 1.29% (a) (b)	5.19%	10/15/32	245,811
	MAN GLG U.S. CLO Ltd.
1,500,000	Series 2021-1A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.30% (a) (b)	5.47%	07/15/34	1,501,691
	Mercedes-Benz Auto Lease Trust
1,271,688	Series 2023-A, Class A3	4.74%	01/15/27	1,271,976
	Mercedes-Benz Auto Receivables Trust
2,161,719	Series 2022-1, Class A3	5.21%	08/16/27	2,169,075
10,020,734	Series 2023-1, Class A3	4.51%	11/15/27	10,036,241
23,955,968	Series 2024-1, Class A3	4.80%	04/16/29	24,075,838
6,137,084	Series 2025-1, Class A2B, 30 Day Average SOFR + 0.32% (b)	4.55%	02/15/28	6,137,669
10,000,000	Series 2025-1, Class A3	4.78%	12/17/29	10,116,122
	Milos CLO Ltd.
250,000	Series 2017-1A, Class BR, 3 Mo. CME Term SOFR + CSA + 1.55% (a) (b)	5.70%	10/20/30	250,680
	Nassau Ltd.
10,813	Series 2018-IA, Class A, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (b)	5.32%	07/15/31	10,819
	Neuberger Berman Loan Advisers CLO 34 Ltd.
5,000,000	Series 2019-34A, Class XR2, 3 Mo. CME Term SOFR + 0.97% (a) (b)	4.85%	07/20/39	5,004,341
	Neuberger Berman Loan Advisers CLO 43 Ltd.
1,000,000	Series 2021-43A, Class AR, 3 Mo. CME Term SOFR + 1.05% (a) (b)	4.93%	07/17/36	1,000,598
	Nissan Auto Lease Trust
23,500,000	Series 2024-A, Class A3	4.91%	04/15/27	23,571,689
9,113,485	Series 2024-B, Class A2A	5.05%	06/15/27	9,150,190
	Octagon 54 Ltd.
10,300,000	Series 2021-1A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.12% (a) (b)	5.29%	07/15/34	10,314,072
	Octagon 66 Ltd.
950,000	Series 2022-1A, Class A1R, 3 Mo. CME Term SOFR + 1.75% (a) (b)	5.94%	11/16/36	951,005
	Octagon Investment Partners 34 Ltd.
1,178,106	Series 2017-1A, Class B1, 3 Mo. CME Term SOFR + CSA + 1.40% (a) (b)	5.55%	01/20/30	1,180,023
	Octagon Investment Partners 44 Ltd.
25,000,000	Series 2019-1A, Class AR2, 3 Mo. CME Term SOFR + 1.15% (a) (b)	5.05%	10/15/34	25,018,748
	OFSI BSL X Ltd.
150,000	Series 2021-10A, Class AR, 3 Mo. CME Term SOFR + 1.27% (a) (b)	5.15%	04/20/34	150,159
	OHA Credit Funding 12-R Ltd.
3,570,000	Series 2022-12RA, Class X, 3 Mo. CME Term SOFR + 0.95% (a) (b)	5.28%	07/20/37	3,571,792
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	OZLM XV Ltd.
$3,907,577	Series 2016-15A, Class A1R3, 3 Mo. CME Term SOFR + 1.05% (a) (b)	4.93%	04/20/33	$3,911,222
	OZLM XXIV Ltd.
98,048	Series 2019-24A, Class A1AR, 3 Mo. CME Term SOFR + CSA + 1.16% (a) (b)	5.31%	07/20/32	98,120
	Pagaya AI Debt Grantor Trust
4,883,981	Series 2024-10, Class A (a)	5.18%	06/15/32	4,906,210
3,292,321	Series 2024-11, Class A (a)	5.09%	07/15/32	3,305,262
231,776	Series 2025-2, Class A1 (a)	4.67%	03/16/26	231,765
10,000,000	Series 2025-5, Class A1 (a)	4.68%	08/17/26	10,010,376
6,000,000	Series 2025-6, Class A (a) (e)	4.34%	04/15/33	5,999,531
20,000,000	Series 2025-7, Class A1 (a)	4.27%	11/16/26	20,001,202
	Palmer Square Loan Funding Ltd.
241,033	Series 2022-3A, Class A1AR, 3 Mo. CME Term SOFR + 1.10% (a) (b)	5.00%	04/15/31	241,200
20,000,000	Series 2025-2A, Class A1, 3 Mo. CME Term SOFR + 0.94% (a) (b)	5.23%	07/15/33	19,969,253
	PFS Financing Corp.
10,000,000	Series 2025-C, Class A, 30 Day Average SOFR + 0.95% (a) (b)	5.18%	04/15/29	10,042,022
15,000,000	Series 2025-E, Class A, 30 Day Average SOFR + 0.70% (a) (b)	5.07%	07/15/29	15,012,113
	Porsche Financial Auto Securitization Trust
1,892,850	Series 2023-1A, Class A3 (a)	4.81%	09/22/28	1,898,882
9,500,000	Series 2025-1A, Class A2A (a)	3.91%	03/22/29	9,500,101
	Porsche Innovative Lease Owner Trust
6,445,063	Series 2025-1A, Class A2B, 30 Day Average SOFR + 0.50% (a) (b)	4.68%	12/20/27	6,452,751
	RCKT Trust
2,426,119	Series 2025-1A, Class A (a)	4.90%	07/25/34	2,431,141
	RCKTL Trust
7,200,000	Series 2025-2A, Class A (a)	4.48%	11/27/34	7,201,368
	Regatta XVI Funding Ltd.
518,985	Series 2019-2A, Class A1R, 3 Mo. CME Term SOFR + 1.20% (a) (b)	5.10%	01/15/33	519,300
	Regatta XXIII Funding Ltd.
360,000	Series 2021-4A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (b)	5.30%	01/20/35	360,445
	Research-Driven Pagaya Motor Asset Trust
13,174,882	Series 2023-3A, Class A (a)	7.13%	01/26/32	13,192,803
	Research-Driven Pagaya Motor Trust
2,836,280	Series 2024-1A, Class A (a)	7.09%	06/25/32	2,857,201
6,250,000	Series 2025-5A, Class A3 (a)	4.84%	06/26/34	6,239,561
	Riserva CLO Ltd.
62,500	Series 2016-3A, Class XRR, 3 Mo. CME Term SOFR + CSA + 0.80% (a) (b)	4.95%	01/18/34	62,575
	Rockford Tower CLO Ltd.
226,017	Series 2018-1A, Class A, 3 Mo. CME Term SOFR + CSA + 1.10% (a) (b)	5.57%	05/20/31	226,144
	Romark CLO IV Ltd.
5,000,000	Series 2021-4A, Class A1R, 3 Mo. CME Term SOFR + 1.14% (a) (b)	5.07%	07/10/34	5,005,032
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Romark CLO Ltd.
$23,365	Series 2017-1A, Class A1R, 3 Mo. CME Term SOFR + CSA + 1.03% (a) (b)	5.15%	10/23/30	$23,377
	Santander Drive Auto Receivables Trust
2,414,840	Series 2022-6, Class C	4.96%	11/15/28	2,419,667
12,848,606	Series 2024-4, Class A3	4.85%	01/16/29	12,878,795
6,250,910	Series 2025-1, Class A2	4.76%	08/16/27	6,253,447
8,000,000	Series 2025-3, Class A2	4.63%	10/16/28	8,016,774
	Saranac CLO VI Ltd.
1,443,092	Series 2018-6A, Class A1R, 3 Mo. CME Term SOFR + CSA + 1.14% (a) (b)	5.44%	08/13/31	1,443,973
	SBNA Auto Lease Trust
7,083,909	Series 2024-A, Class A3 (a)	5.39%	11/20/26	7,106,590
6,490,000	Series 2025-A, Class A3 (a)	4.83%	04/20/28	6,527,702
	SCCU Auto Receivables Trust
7,500,000	Series 2025-1A, Class A2 (a)	4.67%	11/15/28	7,518,278
7,500,000	Series 2025-1A, Class A3 (a)	4.57%	01/15/31	7,556,018
	Shackleton CLO Ltd.
55,144	Series 2013-4RA, Class A1A, 3 Mo. CME Term SOFR + CSA + 1.00% (a) (b)	5.17%	04/13/31	55,174
	Sound Point CLO XIX Ltd.
31,878	Series 2018-1A, Class A, 3 Mo. CME Term SOFR + CSA + 1.00% (a) (b)	5.17%	04/15/31	31,896
	Sound Point CLO XX Ltd.
314,760	Series 2018-2A, Class A, 3 Mo. CME Term SOFR + CSA + 1.10% (a) (b)	5.22%	07/26/31	314,966
	Sound Point CLO XXIX Ltd.
250,000	Series 2021-1A, Class A, 3 Mo. CME Term SOFR + CSA + 1.07% (a) (b)	5.19%	04/25/34	250,459
	Southwick Park CLO LLC
9,712,958	Series 2019-4A, Class A1RR, 3 Mo. CME Term SOFR + 1.00% (a) (b)	4.88%	07/20/32	9,722,074
	Steele Creek CLO Ltd.
412,440	Series 2017-1A, Class B, 3 Mo. CME Term SOFR + CSA + 1.60% (a) (b)	5.77%	10/15/30	412,867
	Stellantis Financial Underwritten Enhanced Lease Trust
18,100,383	Series 2025-AA, Class A2 (a)	4.63%	07/20/27	18,152,568
	Symphony CLO XIX Ltd.
337,701	Series 2018-19A, Class A, 3 Mo. CME Term SOFR + CSA + 0.96% (a) (b)	5.12%	04/16/31	337,875
	Symphony CLO XV Ltd.
600,871	Series 2014-15A, Class AR3, 3 Mo. CME Term SOFR + CSA + 1.08% (a) (b)	5.22%	01/17/32	601,250
	Symphony CLO XXIX Ltd.
4,000,000	Series 2021-29A, Class XR, 3 Mo. CME Term SOFR + 1.00% (a) (b)	5.28%	10/15/35	4,003,830
	Symphony CLO XXXII Ltd.
3,970,000	Series 2022-32A, Class XR, 3 Mo. CME Term SOFR + 1.00% (a) (b)	5.27%	10/23/35	3,973,736
	TCI-Flatiron CLO Ltd.
3,990,423	Series 2018-1A, Class AR2, 3 Mo. CME Term SOFR + 0.95% (a) (b)	4.79%	07/29/35	3,993,565
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	TIAA CLO IV Ltd.
$224,099	Series 2018-1A, Class A1AR, 3 Mo. CME Term SOFR + 1.14% (a) (b)	5.02%	01/20/32	$224,357
	TICP CLO VII Ltd.
450,007	Series 2017-7A, Class ASR2, 3 Mo. CME Term SOFR + 1.30% (a) (b)	5.20%	04/15/33	450,333
	TICP CLO XII Ltd.
10,335,000	Series 2018-12A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.17% (a) (b)	5.34%	07/15/34	10,346,530
	T-Mobile U.S. Trust
27,295,000	Series 2024-1A, Class A (a)	5.05%	09/20/29	27,508,291
17,000,000	Series 2024-2A, Class A (a)	4.25%	05/21/29	17,057,591
15,000,000	Series 2025-1A, Class A (a)	4.74%	11/20/29	15,194,219
	Toyota Auto Receivables Owner Trust
3,509,003	Series 2022-D, Class A3	5.30%	09/15/27	3,525,114
2,569,044	Series 2023-B, Class A3	4.71%	02/15/28	2,577,949
6,727,123	Series 2023-D, Class A3	5.54%	08/15/28	6,800,053
14,133,833	Series 2024-A, Class A3	4.83%	10/16/28	14,214,943
5,860,813	Series 2025-B, Class A2A	4.46%	03/15/28	5,872,901
5,860,813	Series 2025-B, Class A2B, 30 Day Average SOFR + 0.54% (b)	4.77%	03/15/28	5,871,783
	Toyota Lease Owner Trust
17,045,000	Series 2024-A, Class A4 (a)	5.26%	06/20/28	17,170,584
5,484,787	Series 2024-B, Class A2B, 30 Day Average SOFR + 0.44% (a) (b)	4.62%	02/22/27	5,486,972
	Tralee CLO VI Ltd.
291,980	Series 2019-6A, Class A1RR, 3 Mo. CME Term SOFR + 1.22% (a) (b)	5.08%	10/25/32	292,152
	Trinitas CLO IX Ltd.
348,551	Series 2018-9A, Class ARRR, 3 Mo. CME Term SOFR + 1.20% (a) (b)	5.08%	01/20/32	348,727
	Trinitas CLO XIX Ltd.
256,352	Series 2022-19A, Class A1R, 3 Mo. CME Term SOFR + 1.11% (a) (b)	4.99%	10/20/33	256,626
	Trinitas CLO XV Ltd.
10,000,000	Series 2021-15A, Class A1R, 3 Mo. CME Term SOFR + 1.12% (a) (b)	4.98%	04/22/34	10,010,342
	Trinitas CLO XVI Ltd.
5,000,000	Series 2021-16A, Class A1R, 3 Mo. CME Term SOFR + 1.13% (a) (b)	5.01%	07/20/34	5,005,050
	TRYSAIL CLO Ltd.
445,333	Series 2021-1A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.32% (a) (b)	5.47%	07/20/32	445,625
	USB Auto Owner Trust
14,000,000	Series 2025-1A, Class A2 (a)	4.51%	06/15/28	14,031,959
	Venture 32 CLO Ltd.
196,585	Series 2018-32A, Class A1, 3 Mo. CME Term SOFR + CSA + 1.10% (a) (b)	5.25%	07/18/31	196,683
	Venture 37 CLO Ltd.
743,006	Series 2019-37A, Class A1RR, 3 Mo. CME Term SOFR + 1.25% (a) (b)	5.15%	07/15/32	743,439
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Venture 42 CLO Ltd.
$10,000,000	Series 2021-42A, Class A1A, 3 Mo. CME Term SOFR + CSA + 1.13% (a) (b)	5.30%	04/15/34	$10,002,546
	Venture 45 CLO Ltd.
666,666	Series 2022-45A, Class XR, 3 Mo. CME Term SOFR + 1.05% (a) (b)	4.93%	07/20/35	667,461
	Venture XXVII CLO Ltd.
33,341	Series 2017-27A, Class AR, 3 Mo. CME Term SOFR + CSA + 1.05% (a) (b)	5.20%	07/20/30	33,374
	Verizon Master Trust
8,906,000	Series 2024-1, Class A1A	5.00%	12/20/28	8,916,830
12,510,000	Series 2025-3, Class A1A	4.51%	03/20/30	12,605,220
12,500,000	Series 2025-3, Class A1B, 30 Day Average SOFR + 0.55% (b)	4.78%	03/20/30	12,538,968
	Volkswagen Auto Lease Trust
22,822,000	Series 2024-A, Class A3	5.21%	06/21/27	22,991,572
	Volkswagen Auto Loan Enhanced Trust
13,228,242	Series 2025-1, Class A2A	4.51%	01/20/28	13,254,254
4,387,477	Series 2025-1, Class A2B, 30 Day Average SOFR + 0.44% (b)	4.62%	01/20/28	4,389,541
	Voya CLO Ltd.
27,440	Series 2013-2A, Class A1R, 3 Mo. CME Term SOFR + CSA + 0.97% (a) (b)	5.09%	04/25/31	27,454
961,604	Series 2013-3A, Class A1RR, 3 Mo. CME Term SOFR + CSA + 1.15% (a) (b)	5.30%	10/18/31	962,328
229,196	Series 2016-1A, Class A1R, 3 Mo. CME Term SOFR + CSA + 1.07% (a) (b)	5.22%	01/20/31	229,320
54,772	Series 2018-1A, Class A1, 3 Mo. CME Term SOFR + CSA + 0.95% (a) (b)	5.10%	04/19/31	54,800
	Voya Ltd.
19,354	Series 2012-4A, Class A1R3, 3 Mo. CME Term SOFR + CSA + 1.00% (a) (b)	5.17%	10/15/30	19,364
	Wellington Management CLO 1 Ltd.
250,000	Series 2023-1A, Class A, 3 Mo. CME Term SOFR + 1.80% (a) (b)	5.68%	10/20/36	250,000
	Westlake Automobile Receivables Trust
2,441,376	Series 2023-P1, Class A2 (a)	5.89%	02/16/27	2,444,622
6,000,000	Series 2025-2A, Class A2A (a)	4.66%	09/15/28	6,010,832
6,000,000	Series 2025-2A, Class A2B, 30 Day Average SOFR + 0.58% (a) (b)	4.81%	09/15/28	5,995,478
5,000,000	Series 2025-3A, Class A2 (a)	4.31%	04/17/28	5,000,927
4,500,000	Series 2025-P1, Class A2 (a)	4.65%	02/15/28	4,511,894
	Wind River CLO Ltd.
250,000	Series 2021-4A, Class AR, 3 Mo. CME Term SOFR + 1.23% (a) (b)	5.10%	01/20/35	250,305
	World Omni Auto Receivables Trust
3,212,441	Series 2023-A, Class A3	4.83%	05/15/28	3,219,663
786,063	Series 2024-C, Class A2A	4.78%	01/18/28	787,231
6,000,000	Series 2025-B, Class A2A	4.38%	08/15/28	6,008,730
6,000,000	Series 2025-B, Class A2B, 30 Day Average SOFR + 0.47% (b)	4.70%	08/15/28	6,005,043
5,000,000	Series 2025-D, Class A2A	3.91%	02/15/29	5,000,794
	World Omni Automobile Lease Securitization Trust
3,822,530	Series 2025-A, Class A2B, 30 Day Average SOFR + 0.39% (b)	4.62%	12/15/27	3,824,881
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	World Omni Select Auto Trust
$6,111,093	Series 2024-A, Class A2B, 30 Day Average SOFR + 0.62% (b)	4.85%	02/15/28	$6,111,636
	Total Asset-Backed Securities			1,366,729,590
	(Cost $1,363,517,324)

Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 20.0%
	Aerospace/Defense — 0.5%
10,000,000	L3Harris Technologies, Inc.	4.29%	11/03/25	9,997,649
18,350,000	L3Harris Technologies, Inc.	4.26%	11/10/25	18,330,740
				28,328,389
	Banks — 6.4%
25,000,000	Australia & New Zealand Banking Group Ltd.	4.52%	03/11/26	25,000,000
25,000,000	Australia & New Zealand Banking Group Ltd.	4.07%	06/05/26	24,407,500
25,000,000	Commonwealth Bank of Australia	4.31%	02/17/26	25,000,000
25,000,000	Commonwealth Bank of Australia	4.37%	03/05/26	24,999,049
25,000,000	ING US Funding LLC	4.36%	06/12/26	25,000,000
15,000,000	Lloyds Bank PLC	4.43%	05/06/26	15,000,000
25,000,000	Macquarie Bank Ltd.	4.66%	01/27/26	25,000,000
25,000,000	National Australia Bank Ltd.	4.62%	03/05/26	25,000,000
15,000,000	National Australia Bank Ltd.	4.46%	06/02/26	15,000,000
15,000,000	Skandinaviska Enskilda Banken AB	4.39%	04/02/26	15,000,000
25,000,000	Skandinaviska Enskilda Banken AB	4.00%	06/12/26	24,403,901
15,000,000	Svenska Handelsbanken AB	4.56%	04/29/26	14,999,973
25,000,000	Svenska Handelsbanken AB	4.43%	08/14/26	25,000,000
25,000,000	Swedbank AB	4.66%	04/06/26	25,000,000
15,000,000	Swedbank AB	4.67%	04/15/26	15,000,000
25,000,000	Swedbank AB	4.65%	07/01/26	25,000,000
20,000,000	Westpac Banking Corp.	4.53%	02/27/26	20,000,000
25,000,000	Westpac Banking Corp.	4.70%	04/13/26	25,000,000
				393,810,423
	Beverages — 0.3%
20,000,000	Keurig Dr Pepper, Inc.	4.26%	11/03/25	19,995,330
	Biotechnology — 0.3%
20,000,000	CSLB Holdings, Inc.	4.34%	11/07/25	19,985,726
	Building Materials — 0.3%
20,000,000	Amrize Finance U.S. LLC	4.28%	11/24/25	19,946,180
	Commercial Services — 0.8%
46,500,000	Quanta Services, Inc.	4.15%	11/03/25	46,489,433
	Diversified Financial Services — 0.4%
22,000,000	Intercontinental Exchange, Inc.	4.27%	11/12/25	21,971,740
	Electric — 0.7%
40,000,000	Southern California Edison Co.	4.21%	11/03/25	39,990,777
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Environmental Control — 0.5%
$7,800,000	Republic Services, Inc.	4.06%	11/12/25	$7,790,465
20,000,000	Republic Services, Inc.	4.03%	11/14/25	19,971,321
				27,761,786
	Food — 1.2%
10,000,000	Conagra Brands, Inc.	4.25%	11/07/25	9,992,916
18,000,000	Kellanova	4.22%	11/17/25	17,966,785
20,000,000	McCormick & Co., Inc.	4.11%	11/18/25	19,966,250
22,000,000	Mondelez International, Inc.	4.45%	11/05/25	21,989,275
6,600,000	Sysco Corp.	4.07%	11/03/25	6,598,529
				76,513,755
	Healthcare-Products — 0.7%
25,000,000	Medtronic Global Holdings SCA	4.26%	11/10/25	24,973,767
20,000,000	Medtronic Global Holdings SCA	4.28%	11/17/25	19,962,512
				44,936,279
	Media — 0.2%
10,000,000	Thomson Reuters Corp.	4.27%	11/04/25	9,996,493
	Oil & Gas — 0.7%
10,160,000	Canadian Natural Resources Ltd.	4.23%	11/03/25	10,157,612
15,000,000	Canadian Natural Resources Ltd.	4.30%	11/06/25	14,991,176
17,995,000	Canadian Natural Resources Ltd.	4.28%	11/13/25	17,969,721
				43,118,509
	Packaging & Containers — 0.4%
25,000,000	WRKCo, Inc.	4.21%	11/06/25	24,985,607
	Pharmaceuticals — 0.2%
15,000,000	Becton Dickinson & Co.	4.28%	11/19/25	14,968,441
	Pipelines — 3.2%
20,000,000	Enbridge U.S., Inc.	4.30%	11/03/25	19,995,286
20,000,000	Enbridge U.S., Inc.	4.29%	11/13/25	19,971,858
49,000,000	Energy Transfer, L.P.	4.09%	11/03/25	48,989,028
14,000,000	Enterprise Products Operating LLC	4.01%	11/03/25	13,996,927
20,000,000	Plains All American Pipeline, L.P.	4.12%	11/13/25	19,972,927
60,000,000	Targa Resources Corp.	4.11%	11/03/25	59,986,499
15,000,000	TransCanada PipeLines Ltd.	4.24%	11/12/25	14,980,852
				197,893,377
	Retail — 2.1%
25,000,000	Alimentation Couche-Tard, Inc.	4.30%	11/04/25	24,991,169
20,000,000	Alimentation Couche-Tard, Inc.	4.21%	11/20/25	19,956,275
65,000,000	AutoNation, Inc.	4.31%	11/03/25	64,984,651
20,000,000	O’Reilly Automotive, Inc.	4.11%	11/10/25	19,984,250
				129,916,345
	Software — 0.3%
20,000,000	Fidelity National Information Services, Inc.	4.27%	11/06/25	19,988,321
	Transportation — 0.6%
20,000,000	Canadian Pacific Railway Co.	4.30%	11/07/25	19,985,872
20,000,000	Canadian Pacific Railway Co.	4.31%	11/12/25	19,974,040
				39,959,912
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Water — 0.2%
$10,000,000	American Water Capital Corp.	4.23%	11/06/25	$9,994,203
	Total Commercial Paper			1,230,551,026
	(Cost $1,230,551,026)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES — 8.6%
	Banks — 5.9%
25,000,000	Banco Santander S.A., SOFR + 0.28% (b)	4.32%	05/06/26	25,007,450
15,000,000	Bank of Montreal (c)	4.06%	09/22/28	14,981,752
15,000,000	Barclays PLC	4.38%	01/12/26	14,999,110
5,000,000	Barclays PLC (c)	5.83%	05/09/27	5,039,642
9,412,000	Barclays PLC (c)	5.09%	02/25/29	9,573,917
25,000,000	BNP Paribas S.A., SOFR + 0.26% (b)	4.30%	11/07/25	25,000,738
25,000,000	BNP Paribas S.A., SOFR + 0.33% (b)	4.37%	07/10/26	25,021,900
12,000,000	Canadian Imperial Bank of Commerce (c)	4.51%	09/11/27	12,030,575
9,850,000	Canadian Imperial Bank of Commerce, SOFR Compounded Index + 0.93% (b)	5.10%	09/11/27	9,882,272
20,000,000	Canadian Imperial Bank of Commerce (c)	4.24%	09/08/28	20,025,303
10,000,000	Canadian Imperial Bank of Commerce (c)	4.86%	03/30/29	10,153,994
20,000,000	Cooperatieve Rabobank U.A., SOFR Compounded Index + 0.62% (b)	4.84%	08/28/26	20,054,440
25,000,000	Credit Agricole Corporate and Investment Bank, SOFR + 0.29% (b)	4.33%	03/13/26	25,011,900
5,000,000	Lloyds Banking Group PLC (c)	1.63%	05/11/27	4,931,189
10,000,000	Lloyds Banking Group PLC (c)	3.57%	11/07/28	9,875,879
15,000,000	Royal Bank of Canada (c)	5.07%	07/23/27	15,096,345
10,000,000	Royal Bank of Canada (c)	4.72%	03/27/28	10,093,405
5,000,000	Royal Bank of Canada (c)	4.97%	01/24/29	5,084,804
5,000,000	Royal Bank of Canada (c)	4.50%	08/06/29	5,040,464
25,000,000	Svenska Handelsbanken, SOFR + 0.29% (b)	4.33%	05/29/26	25,019,163
20,000,000	Toronto-Dominion Bank (The), SOFR + 0.45% (b)	4.49%	04/22/26	20,024,526
5,385,000	Toronto-Dominion Bank (The)	4.86%	01/31/28	5,478,063
10,000,000	UBS AG (c)	4.86%	01/10/28	10,080,688
15,000,000	UBS Group AG (a) (c)	1.36%	01/30/27	14,891,007
20,000,000	UBS Group AG (a) (c)	4.70%	08/05/27	20,053,788
				362,452,314
	Food — 0.3%
20,000,000	Mondelez International Holdings Netherlands B.V. (a)	1.25%	09/24/26	19,520,685
	Healthcare-Services — 0.3%
20,000,000	Icon Investments Six DAC	5.81%	05/08/27	20,423,609
	Insurance — 0.5%
30,360,000	Trinity Acquisition PLC	4.40%	03/15/26	30,367,222
	Packaging & Containers — 0.5%
30,495,000	CCL Industries, Inc. (a)	3.25%	10/01/26	30,188,871
	Pipelines — 0.8%
10,473,000	Enbridge, Inc.	1.60%	10/04/26	10,238,916
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Pipelines (Continued)
$15,000,000	Enbridge, Inc.	5.90%	11/15/26	$15,252,890
25,000,000	TransCanada PipeLines Ltd.	4.88%	01/15/26	25,004,770
				50,496,576
	Retail — 0.3%
15,000,000	Alimentation Couche-Tard, Inc. (a)	4.15%	09/29/28	15,007,577
	Total Foreign Corporate Bonds and Notes			528,456,854
	(Cost $526,466,585)
MORTGAGE-BACKED SECURITIES — 2.9%
	Collateralized Mortgage Obligations — 2.5%
	BRAVO Residential Funding Trust
3,228,419	Series 2021-NQM1, Class A1 (a)	0.94%	02/25/49	3,037,215
	CIM Trust
576,166	Series 2019-INV1, Class A2, 30 Day Average SOFR + CSA + 1.00% (a) (b)	5.30%	02/25/49	560,190
432,018	Series 2019-INV2, Class A11, 30 Day Average SOFR + CSA + 0.95% (a) (b)	5.25%	05/25/49	414,005
3,478,925	Series 2019-INV3, Class A11, 30 Day Average SOFR + CSA + 0.95% (a) (b)	5.25%	08/25/49	3,339,679
	COLT Mortgage Loan Trust
1,525,298	Series 2020-2R, Class A1 (a)	1.33%	10/26/65	1,445,219
	Connecticut Avenue Securities Trust
3,489,862	Series 2024-R04, Class 1A1, 30 Day Average SOFR + 1.00% (a) (b)	5.18%	05/25/44	3,497,161
12,468,006	Series 2024-R05, Class 2A1, 30 Day Average SOFR + 1.00% (a) (b)	5.18%	07/25/44	12,499,191
3,007,895	Series 2024-R06, Class 1A1, 30 Day Average SOFR + 1.15% (a) (b)	5.33%	09/25/44	3,019,734
5,206,002	Series 2025-R01, Class 1A1, 30 Day Average SOFR + 0.95% (a) (b)	5.13%	01/25/45	5,211,937
11,290,291	Series 2025-R02, Class 1A1, 30 Day Average SOFR + 1.00% (a) (b)	5.18%	02/25/45	11,317,578
11,538,247	Series 2025-R03, Class 2A1, 30 Day Average SOFR + 1.45% (a) (b)	5.63%	03/25/45	11,619,252
13,601,941	Series 2025-R05, Class 2A1, 30 Day Average SOFR + 1.00% (a) (b)	5.18%	07/25/45	13,630,736
17,698,325	Series 2025-R06, Class 1A1, 30 Day Average SOFR + 0.90% (a) (b)	5.08%	09/25/45	17,714,880
	Credit Suisse Mortgage Trust
2,860,357	Series 2019-AFC1, Class A1 (a)	3.57%	07/25/49	2,762,988
2,267,964	Series 2020-NQM1, Class A1 (a)	2.21%	05/25/65	2,174,594
	Fannie Mae Connecticut Avenue Securities
9,610,941	Series 2025-R04, Class 1A1, 30 Day Average SOFR + 1.00% (a) (b)	5.18%	05/25/45	9,631,440
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
8,531,250	Series 2025-DNA2, Class A1, 30 Day Average SOFR + 1.10% (a) (b)	5.28%	05/25/45	8,562,597
18,000,000	Series 2025-DNA4, Class A1, 30 Day Average SOFR + 0.90% (a) (b)	5.09%	10/25/45	18,050,625
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Freddie Mac STACR REMIC Trust
$16,843,750	Series 2025-DNA3, Class A1, 30 Day Average SOFR + 0.95% (a) (b)	5.13%	09/25/45	$16,869,231
	GCAT Trust
1,181,891	Series 2020-NQM1, Class A1 (a)	3.25%	01/25/60	1,164,717
	JP Morgan Mortgage Trust
2,433,142	Series 2019-7, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (b)	5.01%	02/25/50	2,309,076
143,190	Series 2019-8, Class A11, 1 Mo. CME Term SOFR + CSA + 0.85% (a) (b)	4.96%	03/25/50	135,898
1,572,704	Series 2019-INV1, Class A11, 1 Mo. CME Term SOFR + CSA + 0.95% (a) (b)	5.06%	09/25/49	1,529,043
4,779	Series 2019-LTV3, Class A11, 1 Mo. CME Term SOFR + CSA + 0.85% (a) (b)	4.96%	03/25/50	4,782
2,877,444	Series 2020-2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.80% (a) (b)	4.91%	07/25/50	2,767,452
104,967	Series 2020-LTV1, Class A11, 1 Mo. CME Term SOFR + CSA + 1.00% (a) (b)	5.27%	06/25/50	104,643
	OBX Trust
1,377,966	Series 2020-INV1, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (a) (b)	5.17%	12/25/49	1,309,168
	Starwood Mortgage Residential Trust
698,375	Series 2020-1, Class A1 (a)	2.28%	02/25/50	672,490
				155,355,521
	Commercial Mortgage-Backed Securities — 0.4%
	BANK
706,292	Series 2017-BNK6, Class ASB	3.29%	07/15/60	702,843
96,223	Series 2017-BNK7, Class ASB	3.27%	09/15/60	95,321
	Barclays Commercial Mortgage Trust
1,913,372	Series 2019-C5, Class ASB	2.99%	11/15/52	1,879,406
	BBCMS Mortgage Trust
155,551	Series 2018-C2, Class ASB	4.24%	12/15/51	155,219
	Benchmark Mortgage Trust
1,171,717	Series 2021-B29, Class A1	0.71%	09/15/54	1,153,421
	CD Mortgage Trust
487,874	Series 2016-CD2, Class ASB	3.35%	11/10/49	485,098
2,800,889	Series 2017-CD3, Class AAB	3.45%	02/10/50	2,785,100
	Citigroup Commercial Mortgage Trust
260	Series 2016-C2, Class AAB	2.71%	08/10/49	259
250,567	Series 2016-C3, Class AAB	2.98%	11/15/49	249,802
337,573	Series 2017-P7, Class AAB	3.51%	04/14/50	336,258
	CSAIL Commercial Mortgage Trust
116,392	Series 2017-CX10, Class ASB	3.33%	11/15/50	115,601
848,300	Series 2019-C15, Class ASB	3.90%	03/15/52	844,375
	DBJPM 16-C1 Mortgage Trust
357,580	Series 2016-C1, Class ASB	3.04%	05/10/49	356,870
	Hilton USA Trust
1,000,000	Series 2016-HHV, Class A (a)	3.72%	11/05/38	990,467
	JPMCC Commercial Mortgage Securities Trust
1,041,547	Series 2017-JP5, Class ASB	3.55%	03/15/50	1,034,921
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Morgan Stanley Bank of America Merrill Lynch Trust
$926,743	Series 2016-C29, Class A3	3.06%	05/15/49	$923,156
171,586	Series 2017-C33, Class ASB	3.40%	05/15/50	170,665
	Morgan Stanley Capital I Trust
837,682	Series 2016-BNK2, Class ASB	2.86%	11/15/49	831,901
1,217,368	Series 2016-UB11, Class ASB	2.61%	08/15/49	1,212,902
	UBS Commercial Mortgage Trust
386,077	Series 2017-C6, Class ASB	3.50%	12/15/50	383,677
6,188,338	Series 2018-C9, Class ASB	4.09%	03/15/51	6,161,286
	Wells Fargo Commercial Mortgage Trust
2,106,520	Series 2017-C40, Class ASB	3.40%	10/15/50	2,091,881
94,458	Series 2017-C41, Class ASB	3.39%	11/15/50	93,687
				23,054,116
	Total Mortgage-Backed Securities			178,409,637
	(Cost $179,033,351)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.4%
	Collateralized Mortgage Obligations — 0.9%
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
9,750,000	Series 2024-HQA2, Class A1, 30 Day Average SOFR + 1.25% (a) (b)	5.43%	08/25/44	9,807,316
13,624,196	Series 2025-DNA1, Class A1, 30 Day Average SOFR + 0.95% (a) (b)	5.13%	01/25/45	13,644,120
	Federal National Mortgage Association
802,909	Series 2014-20, Class NA	3.00%	06/25/33	792,987
391,808	Series 2015-28, Class GC	2.50%	06/25/34	387,545
17,804,247	Series 2025-39, Class CA	3.50%	02/25/36	17,555,338
	Freddie Mac Seasoned Credit Risk Transfer Trust
16,093,673	Series 2024-1, Class MA1	3.00%	11/25/63	15,941,124
				58,128,430
	Commercial Mortgage-Backed Securities — 1.5%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
6,420,325	Series K057, Class A2	2.57%	07/25/26	6,354,925
9,072,000	Series K058, Class A2	2.65%	08/25/26	8,968,533
9,668,305	Series K064, Class A1	2.89%	10/25/26	9,594,656
1,066,064	Series K067, Class A1	2.90%	03/25/27	1,056,928
131,704	Series K070, Class A1	3.03%	04/25/27	130,530
7,788,692	Series K071, Class A1	3.07%	10/25/27	7,713,700
7,473,458	Series K076, Class A1	3.73%	12/25/27	7,448,082
13,020,040	Series K079, Class A1	3.73%	02/25/28	12,963,882
12,555,446	Series K080, Class A1	3.74%	04/25/28	12,503,576
5,687,202	Series K157, Class A1	3.99%	06/25/30	5,675,893
2,871,522	Series KF68, Class A, 30 Day Average SOFR + CSA + 0.49% (b)	4.91%	07/25/26	2,872,449
1,373,166	Series KI07, Class A, 30 Day Average SOFR + 0.17% (b)	4.48%	09/25/26	1,366,656
717,646	Series KL1E, Class A1E	2.84%	02/25/27	709,163
4,446,147	Series KW08, Class A1	3.42%	02/25/28	4,428,736
	Federal National Mortgage Association
2,378,198	Series 2016-M11, Class A2	2.37%	07/25/26	2,349,539
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal National Mortgage Association (Continued)
$889,219	Series 2016-M12, Class A2	2.43%	09/25/26	$876,656
881,793	Series 2016-M6, Class A2	2.49%	05/25/26	872,811
1,178,615	Series 2016-M9, Class A2	2.29%	06/25/26	1,166,073
1,376,042	Series 2017-M7, Class A2	2.96%	02/25/27	1,356,719
3,940,719	Series 2018-M15, Class APT (f)	3.08%	12/25/26	3,901,423
				92,310,930
	Pass-Through Securities — 0.0%
	Federal Home Loan Mortgage Corporation
6	Pool G15874	5.00%	06/01/26	6
	Federal National Mortgage Association
1	Pool AL6212	4.50%	01/01/27	2
128	Pool BM1299	5.00%	03/01/27	129
				137
	Total U.S. Government Agency Mortgage-Backed Securities			150,439,497
	(Cost $149,922,307)
U.S. GOVERNMENT BONDS AND NOTES — 1.8%
98,100,000	U.S. Treasury Note	3.75%	04/30/27	98,264,778
10,000,000	U.S. Treasury Note	4.38%	07/15/27	10,123,437
	Total U.S. Government Bonds and Notes			108,388,215
	(Cost $108,446,296)
CERTIFICATES OF DEPOSIT — 0.2%
	Banks — 0.2%
15,000,000	Cooperatieve Rabobank U.A., SOFR + 0.22% (b)	4.26%	03/06/26	15,005,570
	(Cost $15,000,000)

	Total Investments — 101.2%			6,236,513,731
	(Cost $6,217,788,712)
	Net Other Assets and Liabilities — (1.2)%			(73,855,068)
	Net Assets — 100.0%			$6,162,658,663

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $1,289,318,170 or 20.9% of net assets.

(b)	Floating or variable rate security.
(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(e)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.

See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Portfolio of Investments (Continued)
October 31, 2025
Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$2,658,533,342	$—	$2,658,533,342	$—
Asset-Backed Securities	1,366,729,590	—	1,366,729,590	—
Commercial Paper*	1,230,551,026	—	1,230,551,026	—
Foreign Corporate Bonds and Notes*	528,456,854	—	528,456,854	—
Mortgage-Backed Securities	178,409,637	—	178,409,637	—
U.S. Government Agency Mortgage-Backed Securities	150,439,497	—	150,439,497	—
U.S. Government Bonds and Notes	108,388,215	—	108,388,215	—
Certificates of Deposit*	15,005,570	—	15,005,570	—
Total Investments	$6,236,513,731	$—	$6,236,513,731	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$6,236,513,731
Cash	460,693
Interest receivable	33,387,344
Total Assets	6,270,361,768

LIABILITIES:
Payables:
Investment securities purchased	83,280,864
Distributions to shareholders	21,608,942
Investment advisory fees	2,321,583
Other liabilities	491,716
Total Liabilities	107,703,105
NET ASSETS	$6,162,658,663

NET ASSETS consist of:
Paid-in capital	$6,149,219,824
Par value	1,028,997
Accumulated distributable earnings (loss)	12,409,842
NET ASSETS	$6,162,658,663
NET ASSET VALUE, per share	$59.89
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	102,899,724
Investments, at cost	$6,217,788,712
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$303,883,103
Total investment income	303,883,103

EXPENSES:
Investment advisory fees	27,672,236
Other expenses	482,562
Total expenses	28,154,798
NET INVESTMENT INCOME (LOSS)	275,728,305

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	6,137,312
Net change in unrealized appreciation (depreciation) on investments	4,652,085
NET REALIZED AND UNREALIZED GAIN (LOSS)	10,789,397
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$286,517,702
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$275,728,305	$326,708,301
Net realized gain (loss)	6,137,312	1,514,319
Net change in unrealized appreciation (depreciation)	4,652,085	41,285,170
Net increase (decrease) in net assets resulting from operations	286,517,702	369,507,790

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(275,110,774)	(326,001,581)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,143,968,143	484,374,133
Cost of shares redeemed	(1,153,483,619)	(1,903,384,096)
Net increase (decrease) in net assets resulting from shareholder transactions	(9,515,476)	(1,419,009,963)
Total increase (decrease) in net assets	1,891,452	(1,375,503,754)

NET ASSETS:
Beginning of period	6,160,767,211	7,536,270,965
End of period	$6,162,658,663	$6,160,767,211

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	103,049,724	126,799,724
Shares sold	19,100,000	8,100,000
Shares redeemed	(19,250,000)	(31,850,000)
Shares outstanding, end of period	102,899,724	103,049,724
See Notes to Financial Statements

First Trust Enhanced Short Maturity ETF (FTSM)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$59.78	$59.43	$59.29	$59.89	$60.03
Income from investment operations:
Net investment income (loss)	2.63 (a)	2.95 (a)	2.61 (a)	0.64	0.28
Net realized and unrealized gain (loss)	0.11	0.37	0.14	(0.60)	(0.15)
Total from investment operations	2.74	3.32	2.75	0.04	0.13
Distributions paid to shareholders from:
Net investment income	(2.63)	(2.97)	(2.61)	(0.64)	(0.27)
Net asset value, end of period	$59.89	$59.78	$59.43	$59.29	$59.89
Total return (b)	4.69%	5.70%	4.72%	0.08%	0.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,162,659	$6,160,767	$7,536,271	$6,883,764	$4,410,979
Ratio of total expenses to average net assets	0.45%	0.44%	0.45%	0.45%	0.45%
Ratio of net expenses to average net assets	0.45%	0.44%	0.35%	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	4.39%	4.93%	4.38%	1.26%	0.47%
Portfolio turnover rate (c)	76%	62%	64%	56%	82%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Enhanced Short Maturity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTSM” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. 100% of the Fund’s net assets invested in debt securities will be invested in debt securities that are, at the time of purchase, investment grade. For purposes of such minimum investment, investment grade securities are those securities that are, at the time of purchase, rated as investment grade (i.e., rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization (“NRSRO”) rating such securities, or if unrated, debt securities determined by the Fund’s investment advisor to be of comparable quality. In the case of a split rating on a security between one or more of the NRSROs, the Fund will consider the highest rating. Additionally, for newly-issued debt securities, the Fund may consider an expected rating provided by an NRSRO as if it were a final rating. The Fund may invest in investment companies, such as ETFs, that invest primarily in debt securities. The Fund intends to limit its investments in privately-issued, non-agency sponsored mortgage-, asset-backed securities and ‘AAA’-rated collateralized loan obligations (“CLOs”) up to 35% of its net assets. Up to 10% of the Fund’s net assets may be invested in ‘AAA’-rated CLOs. Under normal market conditions, the Fund’s portfolio is expected to have an average duration of less than one year and an average maturity of less than three years. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025
Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, certificates of deposit and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Commercial paper is fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
15)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $19,952,483 of when-issued or delayed-delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$278,336,815	$332,008,131
Capital gains	—	—
Return of capital	—	—
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(40,731)
Accumulated capital and other gain (loss)	(6,250,992)
Net unrealized appreciation (depreciation)	18,701,565
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $6,250,992 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the taxable year ended October 31, 2025, the Fund utilized $6,145,701 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(566,971)	$566,971	$—

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,217,812,166	$20,840,910	$(2,139,345)	$18,701,565
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
F. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.45000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.43875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.42750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.41625%
Fund net assets greater than $10 billion	0.40500%
Pursuant to a separate contractual agreement between the Trust, on behalf of the Fund, and First Trust, First Trust agrees to offset acquired fund fees and expenses attributable to the Fund from its investment in other investment companies managed by the Advisor, by reducing the management fees otherwise payable to First Trust by the Fund pursuant to the Management Agreement by the proportional amount of the Fund’s acquired fund fees and expenses. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon termination of the Fund’s management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2026. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust. During the fiscal year ended October 31, 2025, there were no fees waived by the Advisor.

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2025, were $513,711,844 and $3,354,784,309, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2025 were $261,163,371 and $2,749,424,597, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized

Notes to Financial Statements (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.29%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Enhanced Short Maturity ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Enhanced Short Maturity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the

Other Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025 (Unaudited)
Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund’s investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

Other Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025 (Unaudited)
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-, three-, five-, and ten-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Enhanced Short Maturity ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $11,852,679. This figure is comprised of $1,059,963 paid (or to be paid) in fixed compensation and $10,792,716 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $1,398,391 paid (or to be paid) to senior management of First Trust Advisors L.P. and $10,454,288 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

Other Information (Continued)
First Trust Enhanced Short Maturity ETF (FTSM)
October 31, 2025 (Unaudited)
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

First Trust Exchange-Traded Fund IV

First Trust High Income Strategic Focus ETF (HISF)
Annual Financial Statements and Other Information For the Year Ended October 31, 2025

First Trust High Income Strategic Focus ETF (HISF)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust High Income Strategic Focus ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust High Income Strategic Focus ETF (HISF)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 99.9%
	Capital Markets (a) — 99.9%
633,365	First Trust Core Investment Grade ETF	$13,554,011
99,947	First Trust Emerging Markets Local Currency Bond ETF	2,931,446
276,414	First Trust Intermediate Duration Investment Grade Corporate ETF	5,868,269
152,745	First Trust Limited Duration Investment Grade Corporate ETF	2,932,704
134,470	First Trust Long Duration Opportunities ETF	2,952,289
176,768	First Trust Low Duration Opportunities ETF	8,826,026
160,737	First Trust Preferred Securities and Income ETF	2,951,132
158,495	First Trust Smith Opportunistic Fixed Income ETF	7,060,952
279,179	First Trust Tactical High Yield ETF	11,683,641
	Total Exchange-Traded Funds	58,760,470
	(Cost $58,015,935)
MONEY MARKET FUNDS — 0.1%
34,719	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	34,719
	(Cost $34,719)

	Total Investments — 100.0%	58,795,189
	(Cost $58,050,654)
	Net Other Assets and Liabilities — 0.0%	25,297
	Net Assets — 100.0%	$58,820,486

(a)	Represents investments in affiliated funds.
(b)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$58,760,470	$58,760,470	$—	$—
Money Market Funds	34,719	34,719	—	—
Total Investments	$58,795,189	$58,795,189	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value - Affiliated	$58,760,470
Investments, at value - Unaffiliated	34,719
Total investments, at value	58,795,189
Receivables:
Dividends	30,231
Reclaims	3,376
Total Assets	58,828,796

LIABILITIES:
Investment advisory fees payable	8,303
Other liabilities	7
Total Liabilities	8,310
NET ASSETS	$58,820,486

NET ASSETS consist of:
Paid-in capital	$68,749,441
Par value	13,000
Accumulated distributable earnings (loss)	(9,941,955)
NET ASSETS	$58,820,486
NET ASSET VALUE, per share	$45.25
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,300,002
Investments, at cost - Affiliated	$58,015,935
Investments, at cost - Unaffiliated	$34,719
Total investments, at cost	$58,050,654
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Dividends - Affiliated	$2,330,908
Dividends - Unaffiliated	2,506
Foreign withholding tax	(352)
Total investment income	2,333,062

EXPENSES:
Investment advisory fees	95,866
Other expenses	3,291
Total expenses	99,157
Less fees waived by the investment advisor	(15,128)
Net expenses	84,029
NET INVESTMENT INCOME (LOSS)	2,249,033

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Affiliated	(1,508,980)
Investments - Unaffiliated	18
In-kind redemptions - Affiliated	108,757
Foreign currency transactions	4
Net realized gain (loss)	(1,400,201)
Net change in unrealized appreciation (depreciation) on:
Investments - Affiliated	2,450,124
Foreign currency translation	26
Net change in unrealized appreciation (depreciation)	2,450,150
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,049,949
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,298,982
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$2,249,033	$1,708,711
Net realized gain (loss)	(1,400,201)	(776,281)
Net change in unrealized appreciation (depreciation)	2,450,150	2,457,956
Net increase (decrease) in net assets resulting from operations	3,298,982	3,390,386

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,260,104)	(1,714,674)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	20,123,832	15,510,735
Cost of shares redeemed	(8,869,378)	—
Net increase (decrease) in net assets resulting from shareholder transactions	11,254,454	15,510,735
Total increase (decrease) in net assets	12,293,332	17,186,447

NET ASSETS:
Beginning of period	46,527,154	29,340,707
End of period	$58,820,486	$46,527,154

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,050,002	700,002
Shares sold	450,000	350,000
Shares redeemed	(200,000)	—
Shares outstanding, end of period	1,300,002	1,050,002
See Notes to Financial Statements

First Trust High Income Strategic Focus ETF (HISF)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$44.31	$41.92	$43.51	$50.34	$44.98
Income from investment operations:
Net investment income (loss)	2.08 (a)	2.09 (a)	1.59 (a)	0.99	1.47
Net realized and unrealized gain (loss)	0.94	2.36	(1.32)	(6.12)	5.80 (b)
Total from investment operations	3.02	4.45	0.27	(5.13)	7.27
Distributions paid to shareholders from:
Net investment income	(2.08)	(2.06)	(1.86)	(1.70)	(1.91)
Net asset value, end of period	$45.25	$44.31	$41.92	$43.51	$50.34
Total return (c)	7.00%	10.73%	0.52%	(10.38)%	16.33% (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$58,820	$46,527	$29,341	$39,162	$70,477
Ratio of total expenses to average net assets (d)	0.21% (e)	0.20%	0.20%	0.46%	0.85%
Ratio of net expenses to average net assets (d)	0.18% (e)	0.19%	0.20%	0.30%	0.42%
Ratio of net investment income (loss) to average net assets (d)	4.69%	4.72%	3.60%	2.83%	2.94%
Portfolio turnover rate (f)	32%	36%	38% (g)	149%	101%

(a)	Based on average shares outstanding.
(b)
The Fund received a payment from the advisor in the amount of $1,758 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 0.20% and 0.17%, respectively.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(g)	The variation in the portfolio turnover rate is due to the change in the Fund’s investment strategy effective February 28, 2022, which resulted in a rebalance of the Fund’s portfolio.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust High Income Strategic Focus ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “HISF” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to seek risk-adjusted income. The Fund’s secondary investment objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of U.S.-listed exchange-traded funds (“Underlying ETFs”) that is designed to follow the High Income Model (the “High Income Model”) developed by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund, through its investments in the Underlying ETFs comprising the High Income Model, seeks to provide investors with a diversified income stream by holding a blend of fixed income assets that are actively managed to seek levels of high income and total return. The High Income Model is principally composed of ETFs for which First Trust serves as investment advisor. Therefore, a significant portion of the ETFs in which the Fund invests are advised by First Trust. However, the Fund may also invest in ETFs other than First Trust ETFs.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund’s investments are valued as follows:
Exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025
unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025
D. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to investments in affiliated funds at October 31, 2025, and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2025	Value at 10/31/2024	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2025	Dividend Income
First Trust Core Investment Grade ETF	633,365	$—	$14,542,266	$(1,322,372)	$319,456	$14,661	$13,554,011	$369,546
First Trust Emerging Markets Local Currency Bond ETF	99,947	2,251,181	1,933,433	(1,316,523)	152,734	(89,379)	2,931,446	99,540
First Trust Intermediate Duration Investment Grade Corporate ETF	276,414	3,478,165	3,073,489	(796,433)	105,574	7,474	5,868,269	196,931
First Trust Limited Duration Investment Grade Corporate ETF	152,745	4,704,995	1,244,618	(3,050,223)	18,743	14,571	2,932,704	152,044
First Trust Long Duration Opportunities ETF	134,470	3,404,059	1,287,926	(1,830,016)	85,868	4,452	2,952,289	123,548
First Trust Low Duration Opportunities ETF	176,768	7,050,377	3,077,570	(1,504,737)	184,418	18,398	8,826,026	292,505
First Trust Preferred Securities and Income ETF	160,737	1,182,225	2,120,178	(430,592)	80,479	(1,158)	2,951,132	126,410
First Trust Smith Opportunistic Fixed Income ETF	158,495	14,977,825	2,659,602	(10,598,160)	1,275,413	(1,253,728)	7,060,952	335,410
First Trust Tactical High Yield ETF	279,179	9,428,968	5,457,473	(3,314,725)	227,439	(115,514)	11,683,641	634,974
		$46,477,795	$35,396,555	$(24,163,781)	$2,450,124	$(1,400,223)	$58,760,470	$2,330,908
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$2,260,104	$1,714,674
Capital gains	—	—
Return of capital	—	—

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$13,117
Accumulated capital and other gain (loss)	(10,515,083)
Net unrealized appreciation (depreciation)	560,011
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $10,515,083 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$23,067	$37,805	$(60,872)
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$58,235,178	$1,034,373	$(474,362)	$560,011
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.200%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.195%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.190%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.185%
Fund net assets greater than $10 billion up to and including $15 billion	0.180%
Fund net assets greater than $15 billion	0.170%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
Pursuant to contractual agreement, First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses but including acquired fund fees and expenses) exceed 0.87% of its average daily net assets (the “Expense Cap”) at least through March 1, 2027. Expenses reimbursed and fees waived under such agreement are not subject to recovery by First Trust.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025
capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $15,302,641 and $15,281,366, respectively.
For the fiscal year ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales were $20,093,914 and $8,858,231, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.

Notes to Financial Statements (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.10%, resulting in an annual unitary management fee after the waiver of 0.10%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust High Income Strategic Focus ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 18, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust High Income Strategic Focus ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Committee is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Committee and noted the Board’s prior meetings with members of the Investment Committee. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that because the Fund invests in underlying ETFs, including ETFs in the First Trust Fund Complex, the Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board considered that the Advisor agreed to cap the Fund’s combined unitary fee and acquired fund fees and expenses at 0.87% of its average daily net assets at least through March 1, 2026. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group,

Other Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025 (Unaudited)
as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio (excluding acquired fund fees and expenses) for the Fund was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Expense Group. The Board also noted that the total (net) expense ratio (including acquired fund fees and expenses) for the Fund was below the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. The Board noted the change in the Fund’s investment strategy from a multi-manager, multi-strategy investment strategy to a fund-of-funds investment strategy that follows the Advisor’s High Income model that was approved by shareholders effective February 28, 2022. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-, three-, five-, and ten-year periods ended December 31, 2024, and outperformed the benchmark index for the one-, three-, five-, and ten-year periods ended December 31, 2024. The Board noted the Advisor’s discussion of the Fund’s performance at the April 22, 2025 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. In addition, the Board considered that the Advisor, as the investment advisor to certain of the underlying ETFs in which the Fund invests, will recognize additional revenue from such underlying ETFs if investment by the Fund causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Other Information (Continued)
First Trust High Income Strategic Focus ETF (HISF)
October 31, 2025 (Unaudited)
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV

First Trust Low Duration Opportunities ETF (LMBS)

First Trust Low Duration Opportunities ETF (LMBS)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Low Duration Opportunities ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 77.0%
	Collateralized Mortgage Obligations — 39.8%
	Federal Home Loan Mortgage Corporation
$9,012,183	Series 2022-5232, Class GO, PO	(a)	08/25/51	$4,121,477
299	Series 1998-2089, Class PJ, IO	7.00%	10/15/28	16
1,187	Series 1998-2102, Class Z	6.00%	12/15/28	1,206
98,921	Series 2002-2410, Class OG	6.38%	02/15/32	101,127
43,512	Series 2002-2437, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 7.90% (b)	3.55%	01/15/29	2,276
89,388	Series 2003-2557, Class HL	5.30%	01/15/33	90,288
60,656	Series 2003-2564, Class AC	5.50%	02/15/33	62,370
137,306	Series 2003-2574, Class PE	5.50%	02/15/33	142,279
56,928	Series 2003-2577, Class LI, IO	5.50%	02/15/33	5,671
510,000	Series 2003-2581, Class LL	5.25%	03/15/33	521,025
5,589	Series 2003-2597, Class AE	5.50%	04/15/33	5,618
690,000	Series 2003-2613, Class LL	5.00%	05/15/33	701,870
304,757	Series 2003-2626, Class ZW	5.00%	06/15/33	311,394
664,371	Series 2003-2626, Class ZX	5.00%	06/15/33	659,375
172,091	Series 2004-2793, Class PE	5.00%	05/15/34	175,920
776,061	Series 2004-2891, Class ZA	6.50%	11/15/34	831,063
198,422	Series 2004-2907, Class DZ	4.00%	12/15/34	195,831
785,000	Series 2005-2973, Class GE	5.50%	05/15/35	814,380
63,428	Series 2005-3031, Class BI, IO, (30 Day Average SOFR + CSA) ×-1+ 6.69% (b)	2.34%	08/15/35	6,266
1,235,847	Series 2005-3054, Class ZW	6.00%	10/15/35	1,308,338
26,846	Series 2005-3074, Class ZH	5.50%	11/15/35	27,216
83,930	Series 2006-243, Class 11, IO, STRIPS (c)	7.00%	08/15/36	9,089
83,734	Series 2006-3117, Class ZU	6.00%	02/15/36	91,410
3,464,164	Series 2006-3196, Class ZK	6.50%	04/15/32	3,606,523
23,216	Series 2007-3274, Class B	6.00%	02/15/37	24,449
124,088	Series 2007-3322, Class NF, (30 Day Average SOFR + CSA) × 2,566.67 - 16,683.33%, 0.00% Floor (d)	0.00%	05/15/37	110,695
28,265	Series 2007-3340, Class PF, 30 Day Average SOFR + CSA + 0.30% (d)	4.65%	07/15/37	27,953
40,314	Series 2007-3360, Class CB	5.50%	08/15/37	41,835
41,526	Series 2007-3380, Class FS, 30 Day Average SOFR + CSA + 0.35% (d)	4.70%	11/15/36	40,389
127,263	Series 2008-3406, Class B	6.00%	01/15/38	132,870
70,922	Series 2008-3413, Class B	5.50%	04/15/37	73,375
126,916	Series 2008-3420, Class AZ	5.50%	02/15/38	131,689
100,761	Series 2008-3448, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (b)	1.70%	05/15/38	1,542
960,767	Series 2009-3542, Class ZP	5.00%	06/15/39	978,461
177,000	Series 2009-3550, Class LL	4.50%	07/15/39	176,091
896,159	Series 2009-3563, Class ZP	5.00%	08/15/39	896,448
500,610	Series 2009-3572, Class JS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.80% (b)	2.45%	09/15/39	24,646
39,988	Series 2009-3585, Class QZ	5.00%	08/15/39	40,603
71,880	Series 2009-3587, Class FX, 30 Day Average SOFR + CSA + 0.00% (d)	4.35%	12/15/37	64,773
223,985	Series 2009-3593, Class F, 30 Day Average SOFR + CSA + 0.50% (d)	4.97%	03/15/36	222,327
815,731	Series 2009-3605, Class NC	5.50%	06/15/37	846,923
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$407,927	Series 2010-3622, Class PB	5.00%	01/15/40	$418,115
107,000	Series 2010-3645, Class WD	4.50%	02/15/40	106,086
313,654	Series 2010-3667, Class PL	5.00%	05/15/40	320,131
550,000	Series 2010-3714, Class PB	4.75%	08/15/40	551,869
30,975	Series 2010-3735, Class JI, IO	4.50%	10/15/30	1,987
158,663	Series 2010-3740, Class SC, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.65%	10/15/40	17,228
1,769,912	Series 2011-3796, Class PB	5.00%	01/15/41	1,812,003
2,170,417	Series 2011-3820, Class NC	4.50%	03/15/41	2,168,876
1,217,425	Series 2011-3895, Class PW	4.50%	07/15/41	1,227,785
2,149,345	Series 2011-3925, Class ZD	4.50%	09/15/41	2,120,587
5,636,308	Series 2011-3954, Class GS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.65%	11/15/41	767,585
242,858	Series 2012-267, Class S5, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.65%	08/15/42	25,681
4,831,980	Series 2012-276, Class S5, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.65%	09/15/42	518,549
250,530	Series 2012-3999, Class WA (c)	5.54%	08/15/40	260,203
1,878,000	Series 2012-4000, Class PY	4.50%	02/15/42	1,770,014
3,607	Series 2012-4012, Class GC	3.50%	06/15/40	3,598
12,958	Series 2012-4015, Class KB	1.75%	05/15/41	12,035
49,376	Series 2012-4021, Class IP, IO	3.00%	03/15/27	639
1,316,857	Series 2012-4026, Class GZ	4.50%	04/15/42	1,258,694
21,857	Series 2012-4030, Class IL, IO	3.50%	04/15/27	180
768,507	Series 2012-4090, Class YZ	4.50%	08/15/42	701,139
19,897	Series 2012-4097, Class ES, IO, (30 Day Average SOFR + CSA) ×-1+ 6.10% (b)	1.75%	08/15/42	2,324
1,782,509	Series 2012-4097, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (b)	1.70%	08/15/42	197,268
2,447,000	Series 2012-4098, Class PE	4.00%	08/15/42	2,294,069
57,204	Series 2012-4103, Class HI, IO	3.00%	09/15/27	1,023
21,865	Series 2012-4116, Class AS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.15% (b)	1.80%	10/15/42	3,130
169,410	Series 2012-4121, Class HI, IO	3.50%	10/15/27	2,774
206,918	Series 2012-4136, Class TU, IO, (30 Day Average SOFR + CSA) ×-22.50+ 139.5%, 4.50% Cap (b)	4.50%	08/15/42	33,192
68,980	Series 2012-4145, Class YI, IO	3.00%	12/15/27	1,143
150,998	Series 2013-299, Class S1, IO, STRIPS, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.65%	01/15/43	18,463
48,937	Series 2013-303, Class C2, IO, STRIPS	3.50%	01/15/28	933
13,433	Series 2013-304, Class C37, IO, STRIPS	3.50%	12/15/27	226
3,849	Series 2013-304, Class C40, IO, STRIPS (e)	3.50%	09/15/26	12
3,781,344	Series 2013-314, Class PO, PO, STRIPS	(a)	09/15/43	2,962,144
5,227,685	Series 2013-4170, Class CO, PO	(a)	11/15/32	4,737,499
905,000	Series 2013-4176, Class HE	4.00%	03/15/43	846,711
732,650	Series 2013-4177, Class GL	3.00%	03/15/33	707,051
832,322	Series 2013-4193, Class AI, IO	3.00%	04/15/28	19,105
826,035	Series 2013-4193, Class PB	4.00%	04/15/43	762,197
20,818,099	Series 2013-4199, Class BZ	3.50%	05/15/43	19,772,533
500,000	Series 2013-4211, Class PB	3.00%	05/15/43	443,520
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$16,916,487	Series 2013-4213, Class GZ	3.50%	06/15/43	$16,146,462
15,057,707	Series 2013-4218, Class ZK	2.50%	02/15/43	12,489,916
5,388,000	Series 2013-4224, Class ME	4.00%	07/15/43	5,071,452
11,838	Series 2013-4226, Class NS, (30 Day Average SOFR + CSA) × -3+ 10.50%, 0.00% Floor (b)	0.00%	01/15/43	6,869
2,750,000	Series 2013-4247, Class AY	4.50%	09/15/43	2,640,629
16,936,917	Series 2014-4316, Class BZ	3.00%	03/15/44	15,760,363
6,632,476	Series 2014-4329, Class VZ	4.00%	04/15/44	6,496,818
641,339	Series 2014-4387, Class IE, IO	2.50%	11/15/28	11,677
14,266,306	Series 2015-4499, Class CZ	3.50%	08/15/45	12,595,884
360,560	Series 2015-4512, Class W (c) (f)	5.41%	05/15/38	372,886
49,521	Series 2015-4520, Class AI, IO	3.50%	10/15/35	4,256
314,997	Series 2016-4546, Class PZ	4.00%	12/15/45	237,495
533,210	Series 2016-4546, Class ZT	4.00%	01/15/46	399,935
163,672	Series 2016-4568, Class MZ	4.00%	04/15/46	115,952
7,694,500	Series 2016-4570, Class ST, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.65%	04/15/46	918,192
8,021,908	Series 2016-4587, Class ZH	4.00%	03/15/44	7,605,827
674,072	Series 2016-4591, Class GI, IO	4.00%	12/15/44	70,005
771,702	Series 2016-4600, Class WT	3.50%	07/15/36	704,892
136,619	Series 2016-4605, Class KS, (30 Day Average SOFR + CSA) × -1.57+ 4.71%, 0.00% Floor (b)	0.00%	08/15/43	77,834
68,933	Series 2016-4609, Class YI, IO	4.00%	04/15/54	1,437
600,000	Series 2017-4681, Class JY	2.50%	05/15/47	506,702
2,120,481	Series 2018-4774, Class SL, IO, (30 Day Average SOFR + CSA) ×-1+ 6.20% (b)	1.85%	04/15/48	251,584
4,109,380	Series 2018-4790, Class ZA	4.00%	05/15/48	3,693,121
12,269,325	Series 2018-4798, Class GZ	4.00%	06/15/48	11,762,078
3,367,354	Series 2018-4826, Class ME	3.50%	09/15/48	3,075,492
2,093,712	Series 2018-4833, Class PY	4.00%	10/15/48	1,980,130
439,911	Series 2018-4842, Class FA, 30 Day Average SOFR + CSA + 0.35% (d)	4.70%	11/15/48	429,302
3,678,984	Series 2019-4872, Class BZ	4.00%	04/15/49	3,371,351
2,852,060	Series 2019-4902, Class FB, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	08/25/49	2,789,927
5,273,066	Series 2019-4910, Class SA, IO, (30 Day Average SOFR + CSA) ×-1+ 6.05% (b)	1.70%	06/15/49	723,766
8,210,697	Series 2019-4919, Class FP, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	09/25/49	8,026,926
8,471,895	Series 2019-4928, Class F, 30 Day Average SOFR + CSA + 0.50% (d)	4.80%	11/25/49	8,300,851
6,933,302	Series 2019-4937, Class MF, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	12/25/49	6,869,844
7,032,379	Series 2019-4938, Class BS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.70%	12/25/49	866,805
2,154,387	Series 2019-4942, Class FA, 30 Day Average SOFR + CSA + 0.50% (d)	4.80%	01/25/50	2,110,095
7,159,184	Series 2019-4943, Class NS, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.70%	01/25/50	871,094
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$14,277,191	Series 2020-4959, Class JF, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	03/25/50	$13,948,209
8,706,789	Series 2020-4959, Class LB	3.00%	03/25/40	7,959,140
2,515,155	Series 2020-4974, Class IA, IO	3.50%	12/25/49	637,783
4,228,782	Series 2020-4980, Class FP, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	07/25/49	4,126,538
12,830,815	Series 2020-4990, Class AF, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	07/25/50	12,508,360
6,977,067	Series 2020-4994, Class FT, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	01/25/50	6,805,922
3,961,145	Series 2020-5002, Class FJ, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	07/25/50	3,875,950
31,254,541	Series 2020-5004, Class F, 30 Day Average SOFR + CSA + 0.35% (d)	4.65%	07/25/50	30,328,022
24,342,602	Series 2020-5004, Class FG, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	08/25/50	23,646,825
8,502,652	Series 2020-5034, Class IO, IO (c)	1.93%	10/15/45	688,849
8,815,818	Series 2021-5178, Class HL	2.00%	01/25/52	6,165,311
16,839,390	Series 2022-5201, Class PF, 30 Day Average SOFR + 0.30% (d)	4.48%	03/25/52	16,312,429
3,004,590	Series 2022-5202, Class NV	3.00%	01/25/37	2,759,435
12,866,529	Series 2022-5208, Class HZ	3.50%	03/25/52	11,329,941
14,876,294	Series 2022-5208, Class Z	3.00%	04/25/52	11,907,990
9,750,000	Series 2022-5210, Class LB	3.00%	08/25/50	7,705,526
13,584,478	Series 2022-5220, Class KZ	4.00%	02/25/51	12,429,166
5,371,618	Series 2022-5221, Class VE	3.50%	07/25/33	5,183,610
33,673,000	Series 2022-5221, Class YC	4.00%	05/25/52	31,580,189
5,504,744	Series 2022-5222, Class BZ	3.50%	05/25/37	5,183,046
5,810,186	Series 2022-5222, Class DP	3.25%	05/25/52	5,632,220
3,799,953	Series 2022-5224, Class BE	3.50%	08/25/44	3,717,380
14,670,642	Series 2022-5224, Class DZ	4.00%	04/25/52	13,440,765
26,512,410	Series 2022-5224, Class HL	4.00%	04/25/52	24,797,367
11,913,344	Series 2022-5225, Class HZ	4.00%	08/25/51	10,453,567
15,862,251	Series 2022-5225, Class NZ	4.00%	05/25/52	14,024,253
9,383,139	Series 2022-5228, Class DZ	4.50%	06/25/52	8,535,287
8,917,916	Series 2022-5230, Class DL	3.50%	09/25/44	7,791,916
9,574,285	Series 2022-5255, Class KZ	4.00%	09/25/52	8,804,036
26,525,883	Series 2022-5256, Class FC, 30 Day Average SOFR + 0.75% (d)	4.93%	09/25/52	26,313,549
5,010,187	Series 2022-5259, Class FA, 30 Day Average SOFR + 0.70% (d)	4.88%	09/25/52	4,962,206
15,438,494	Series 2022-5266, Class FA, 30 Day Average SOFR + 0.82% (d)	5.00%	09/25/52	15,270,309
7,871,994	Series 2022-5270, Class AL	3.00%	11/25/48	5,991,213
8,722,872	Series 2022-5282, Class MB	4.75%	06/25/42	8,753,119
2,559,691	Series 2023-5339, Class GO, PO	(a)	09/25/53	2,174,457
18,456,944	Series 2023-5350, Class PO, PO	(a)	11/25/53	16,148,097
5,828,085	Series 2023-5357, Class OB, PO	(a)	11/25/53	4,788,460
4,183,656	Series 2024-413, Class PO, PO, STRIPS	(a)	05/25/54	3,632,521
18,812,974	Series 2024-5410, Class PO, PO	(a)	05/25/54	14,895,767
13,095,138	Series 2024-5445, Class BS, 30 Day Average SOFR ×-2+ 12.03% (b)	3.66%	08/25/54	12,387,669
22,782,711	Series 2024-5476, Class FA, 30 Day Average SOFR + 1.10% (d)	5.28%	11/25/54	22,813,786
32,079,959	Series 2024-5478, Class NF, 30 Day Average SOFR + 1.30% (d)	5.48%	12/25/54	32,239,711
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$22,351,856	Series 2025-5502, Class FC, 30 Day Average SOFR + 2.00%, 6.00% Cap (d)	6.00%	02/25/55	$22,630,190
2,069,118	Series 2025-5502, Class FD, 30 Day Average SOFR + 1.60% (d)	5.96%	02/25/55	2,086,139
	Federal Home Loan Mortgage Corporation Seasoned Credit Risk Transfer Trust
9,803,788	Series 2017-1, Class M2 (g)	4.00%	01/25/56	9,498,176
2,300,760	Series 2017-4, Class M (g)	4.75%	06/25/57	2,275,239
3,613,771	Series 2018-2, Class MA	3.50%	11/25/57	3,522,549
22,549,302	Series 2018-4, Class MA	3.50%	03/25/58	21,951,351
17,706,265	Series 2019-1, Class MA	3.50%	07/25/58	17,236,445
16,960,754	Series 2019-2, Class MA	3.50%	08/26/58	16,418,259
12,889,005	Series 2019-2, Class MV	3.50%	08/25/58	12,212,351
9,121,903	Series 2019-3, Class HA	3.00%	10/25/58	8,622,651
9,428,798	Series 2019-3, Class MV	3.50%	10/25/58	8,989,058
2,905,152	Series 2019-4, Class MA	3.00%	02/25/59	2,695,476
	Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust
12,670,641	Series 2019-2, Class A1C	2.75%	09/25/29	12,173,999
11,000,000	Series 2019-2, Class A2C	2.75%	09/25/29	10,373,744
3,065,136	Series 2019-3, Class A1C	2.75%	11/25/29	2,945,459
3,837,474	Series 2021-1, Class A1D	2.00%	05/26/31	3,579,224
18,292,896	Series 2021-1, Class AC	2.25%	05/26/31	16,843,244
10,000,000	Series 2022-1, Class A2	3.50%	05/25/32	9,385,801
24,192,738	Series 2024-2, Class VF, 30 Day Average SOFR + 1.25% (d) (g)	5.43%	10/25/34	24,355,986
2,121,986	Series 2025-1, Class YF, 30 Day Average SOFR + 1.10% (d) (g)	5.28%	05/25/35	2,130,166
26,000,000	Series 2025-2, Class A2	3.00%	10/25/35	22,399,273
	Federal Home Loan Mortgage Corporation STACR REMIC Trust
6,202,380	Series 2024-DNA2, Class A1, 30 Day Average SOFR + 1.25% (d) (g)	5.43%	05/25/44	6,235,059
8,000,000	Series 2024-HQA1, Class M2, 30 Day Average SOFR + 2.00% (d) (g)	6.18%	03/25/44	8,094,282
1,718,750	Series 2025-DNA1, Class A1, 30 Day Average SOFR + 0.95% (d) (g)	5.13%	01/25/45	1,721,263
3,312,500	Series 2025-HQA1, Class A1, 30 Day Average SOFR + 0.95% (d) (g)	5.13%	02/25/45	3,317,291
	Federal National Mortgage Association
826	Series 1996-51, Class AY, IO	7.00%	12/18/26	15
795	Series 2001-34, Class SR, IO, (30 Day Average SOFR + CSA) × -1+ 8.10% (b)	3.80%	08/18/31	11
691	Series 2001-42, Class SB, (30 Day Average SOFR + CSA) ×-16 + 128.00%, 8.50% Cap (b)	8.50%	09/25/31	693
3,180	Series 2002-22, Class G	6.50%	04/25/32	3,321
84,289	Series 2002-80, Class CZ	4.50%	09/25/32	81,450
37,124	Series 2002-320, Class 2, IO, STRIPS	7.00%	04/25/32	4,992
33,501	Series 2002-323, Class 6, IO, STRIPS	6.00%	01/25/32	3,264
81,187	Series 2002-324, Class 2, IO, STRIPS	6.50%	07/25/32	9,845
3,449	Series 2003-14, Class AT	4.00%	03/25/33	3,421
10,616	Series 2003-21, Class OA	4.00%	03/25/33	10,494
35,894	Series 2003-32, Class UI, IO	6.00%	05/25/33	5,130
192,813	Series 2003-45, Class JB	5.50%	06/25/33	198,281
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$4,765	Series 2003-63, Class F1, 30 Day Average SOFR + CSA + 0.30% (d)	4.60%	11/25/27	$4,756
355,000	Series 2003-71, Class NH	4.29%	08/25/33	349,180
114,742	Series 2003-345, Class 14, IO, STRIPS	6.00%	03/25/34	13,545
20,977	Series 2003-348, Class 17, IO, STRIPS	7.50%	12/25/33	2,143
32,173	Series 2003-348, Class 18, IO, STRIPS (c)	7.50%	12/25/33	3,926
133,013	Series 2004-25, Class LC	5.50%	04/25/34	137,214
145,084	Series 2004-25, Class UC	5.50%	04/25/34	149,667
52,059	Series 2004-28, Class ZH	5.50%	05/25/34	52,316
94,927	Series 2004-60, Class AC	5.50%	04/25/34	94,753
762,978	Series 2005-2, Class S, IO, (30 Day Average SOFR + CSA) ×-1 + 6.60% (b)	2.30%	02/25/35	64,531
164,341	Series 2005-2, Class TB, IO, (30 Day Average SOFR + CSA) × -1+ 5.90%, 0.40% Cap (b)	0.40%	07/25/33	998
69,818	Series 2005-29, Class ZT	5.00%	04/25/35	68,639
34,614	Series 2005-40, Class SA, IO, (30 Day Average SOFR + CSA) × -1+ 6.70% (b)	2.40%	05/25/35	3,063
375,654	Series 2005-52, Class TZ	6.50%	06/25/35	402,280
1,307,889	Series 2005-57, Class KZ	6.00%	07/25/35	1,366,283
20,436	Series 2005-79, Class NS, IO, (30 Day Average SOFR + CSA) × -1+ 6.09% (b)	1.79%	09/25/35	1,810
1,555,904	Series 2005-86, Class WZ	5.50%	10/25/35	1,579,082
69,514	Series 2005-95, Class WZ	6.00%	11/25/35	72,530
59,034	Series 2005-359, Class 6, IO, STRIPS	5.00%	11/25/35	7,631
45,961	Series 2005-362, Class 13, IO, STRIPS	6.00%	08/25/35	6,238
21,979	Series 2006-5, Class 2A2, 30 Day Average SOFR + CSA + 0.14% (d)	6.04%	02/25/35	22,180
9,923,016	Series 2006-5, Class N2, IO (f)	0.00%	02/25/35	6,585
23,684	Series 2006-15, Class IS, IO, (30 Day Average SOFR + CSA) × -1+ 6.58% (b)	2.28%	03/25/36	2,700
189,593	Series 2006-20, Class PI, IO, (30 Day Average SOFR + CSA) × -1+ 6.68% (b)	2.38%	11/25/30	8,686
32,125	Series 2006-31, Class PZ	6.00%	05/25/36	33,986
26,695	Series 2006-85, Class MZ	6.50%	09/25/36	28,256
123,849	Series 2006-117, Class GF, 30 Day Average SOFR + CSA + 0.35% (d)	4.65%	12/25/36	122,640
1,114,665	Series 2006-118, Class A1, 30 Day Average SOFR + CSA + 0.06% (d)	4.53%	12/25/36	1,090,879
16,594	Series 2007-25, Class FB, 30 Day Average SOFR + CSA + 0.33% (d)	4.63%	04/25/37	16,407
997,600	Series 2007-57, Class ZG	4.75%	06/25/37	979,573
648,617	Series 2007-60, Class ZS	4.75%	07/25/37	650,761
424,977	Series 2007-68, Class AE	6.50%	07/25/37	446,810
172,594	Series 2007-116, Class PB	5.50%	08/25/35	178,978
37,853	Series 2007-117, Class MD	5.50%	07/25/37	38,782
1,606,622	Series 2007-W10, Class 3A (f)	5.24%	06/25/47	1,649,898
2,114	Series 2008-17, Class IP, IO	6.50%	02/25/38	42
144,461	Series 2008-3, Class FZ, 30 Day Average SOFR + CSA + 0.55% (d)	4.85%	02/25/38	140,773
15,739	Series 2008-8, Class ZA	5.00%	02/25/38	15,391
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$1,501,989	Series 2009-37, Class NZ	5.71%	02/25/37	$1,543,333
4,400,000	Series 2009-50, Class GX	5.00%	07/25/39	4,492,114
1,850,183	Series 2009-85, Class J	4.50%	10/25/39	1,857,353
133,776	Series 2009-91, Class HL	5.00%	11/25/39	136,788
97,000	Series 2009-92, Class DB	5.00%	11/25/39	99,278
987,740	Series 2009-103, Class PZ	6.00%	12/25/39	1,036,286
95,436	Series 2009-106, Class SN, IO, (30 Day Average SOFR + CSA) ×-1+ 6.25% (b)	1.95%	01/25/40	6,808
318,561	Series 2009-109, Class PZ	4.50%	01/25/40	304,350
39,754	Series 2009-115, Class HZ	5.00%	01/25/40	40,650
229,249	Series 2010-3, Class DZ	4.50%	02/25/40	216,387
105,728	Series 2010-21, Class KO, PO	(a)	03/25/40	93,769
500,000	Series 2010-35, Class EP	5.50%	04/25/40	505,802
210,937	Series 2010-38, Class KC	4.50%	04/25/40	211,432
252,736	Series 2010-45, Class WB	5.00%	05/25/40	258,513
230,738	Series 2010-68, Class BI, IO	5.50%	07/25/50	57,042
60,225	Series 2010-115, Class PO, PO	(a)	04/25/40	53,290
134,166	Series 2010-129, Class SM, IO, (30 Day Average SOFR + CSA) ×-1+ 6.00% (b)	1.70%	11/25/40	7,634
2,821,000	Series 2010-142, Class DL	4.00%	12/25/40	2,722,538
110,358	Series 2011-9, Class AZ	5.00%	05/25/40	111,871
1,507,000	Series 2011-10, Class AY	6.00%	02/25/41	1,580,888
59,730	Series 2011-30, Class LS, IO (c)	1.77%	04/25/41	4,393
155,266	Series 2011-30, Class ZB	5.00%	04/25/41	153,502
203,995	Series 2011-52, Class GB	5.00%	06/25/41	208,750
103,454	Series 2011-74, Class TQ, IO, (30 Day Average SOFR + CSA) × -6.43+ 55.93%, 4.50% Cap (b)	4.50%	12/25/33	11,136
71,496	Series 2011-101, Class EI, IO (e)	3.50%	10/25/26	256
750,000	Series 2011-105, Class MB	4.00%	10/25/41	680,542
2,055,437	Series 2011-111, Class PZ	4.50%	11/25/41	2,023,130
1,613,090	Series 2011-123, Class JS, IO, (30 Day Average SOFR + CSA) × -1+ 6.65% (b)	2.35%	03/25/41	77,092
776,952	Series 2012-39, Class PB	4.25%	04/25/42	766,307
293,055	Series 2012-52, Class BZ	4.00%	05/25/42	280,285
21,794	Series 2012-66, Class DI, IO	3.50%	06/25/27	336
533,494	Series 2012-103, Class HI, IO	3.00%	09/25/27	8,177
103,898	Series 2012-118, Class IB, IO	3.50%	11/25/42	15,502
5,182,284	Series 2012-122, Class SD, IO, (30 Day Average SOFR + CSA) ×-1+ 6.10% (b)	1.80%	11/25/42	584,020
435,138	Series 2012-133, Class KO, PO	(a)	12/25/42	227,687
380,250	Series 2012-138, Class MA	1.00%	12/25/42	329,537
667,369	Series 2012-146, Class QA	1.00%	01/25/43	582,999
201,017	Series 2012-409, Class 49, IO, STRIPS (c)	3.50%	11/25/41	28,403
213,559	Series 2012-409, Class 53, IO, STRIPS (c)	3.50%	04/25/42	30,220
690,000	Series 2013-10, Class HQ	2.50%	02/25/43	483,617
92,507	Series 2013-13, Class IK, IO	2.50%	03/25/28	1,934
6,931,259	Series 2013-19, Class ZD	3.50%	03/25/43	6,347,747
55,540	Series 2013-23, Class ZB	3.00%	03/25/43	39,281
750,000	Series 2013-41, Class DB	3.00%	05/25/43	618,454
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$747,323	Series 2013-43, Class IX, IO	4.00%	05/25/43	$139,424
400,086	Series 2013-52, Class MD	1.25%	06/25/43	342,691
327,489	Series 2013-55, Class AI, IO	3.00%	06/25/33	26,122
144,706	Series 2013-70, Class JZ	3.00%	07/25/43	132,307
12,933,414	Series 2013-75, Class ZG	3.25%	07/25/43	10,920,438
379,979	Series 2013-105, Class BN	4.00%	05/25/43	357,387
96,814	Series 2013-105, Class KO, PO	(a)	10/25/43	85,798
195,852	Series 2013-106, Class KN	3.00%	10/25/43	159,739
13,189,404	Series 2013-115, Class Z	3.00%	11/25/33	12,740,781
33,262,850	Series 2013-119, Class VZ	3.00%	10/25/33	32,207,606
31,056,628	Series 2013-119, Class ZB	3.00%	12/25/33	30,000,911
1,003,000	Series 2013-130, Class QY	4.50%	06/25/41	1,002,694
18,222,758	Series 2013-136, Class DZ	3.00%	01/25/44	16,817,317
19,468	Series 2014-29, Class GI, IO	3.00%	05/25/29	492
218,259	Series 2014-46, Class KA (c)	6.50%	08/25/44	172
32,965,059	Series 2014-60, Class EZ	3.00%	10/25/44	30,320,025
53,491	Series 2014-68, Class GI, IO	4.50%	10/25/43	2,641
678,628	Series 2014-82, Class GZ	4.00%	12/25/44	591,156
39,437	Series 2014-84, Class LI, IO	3.50%	12/25/26	254
875,000	Series 2015-16, Class MY	3.50%	04/25/45	764,162
11,630,110	Series 2015-49, Class LE	3.00%	07/25/45	11,215,993
2,267	Series 2015-93, Class KI, IO (e)	3.00%	09/25/44	4
4,815,994	Series 2016-2, Class EZ	2.50%	02/25/46	4,432,452
8,774,460	Series 2016-37, Class PY	3.00%	06/25/46	7,402,257
12,290,530	Series 2016-40, Class MS, IO, (30 Day Average SOFR + CSA) × -1+ 6.00% (b)	1.70%	07/25/46	1,608,748
11,510,000	Series 2016-50, Class GY	3.00%	08/25/46	9,464,485
3,952,738	Series 2016-62, Class SB, IO, (30 Day Average SOFR + CSA) × -1+ 6.10% (b)	1.80%	09/25/46	344,671
5,022,485	Series 2016-63, Class AF, 30 Day Average SOFR + 0.61% (d)	4.80%	09/25/46	4,947,850
2,306,631	Series 2016-73, Class PI, IO	3.00%	08/25/46	389,931
261,343	Series 2016-74, Class HI, IO	3.50%	10/25/46	47,941
2,177,187	Series 2016-83, Class FA, 30 Day Average SOFR + CSA + 0.50% (d)	4.80%	11/25/46	2,146,066
160,308	Series 2016-84, Class DF, 30 Day Average SOFR + CSA + 0.42% (d)	4.89%	11/25/46	157,319
12,562,781	Series 2017-3, Class LZ	3.50%	02/25/47	11,516,899
5,772,521	Series 2017-18, Class AS, IO, (30 Day Average SOFR + CSA) × -1+ 6.05% (b)	1.75%	03/25/47	601,952
597,364	Series 2017-46, Class BY	3.00%	06/25/47	447,581
13,415,709	Series 2017-50, Class BZ	3.00%	07/25/47	11,941,435
4,509,924	Series 2017-84, Class ZK	3.50%	10/25/57	4,015,314
2,439,519	Series 2017-87, Class ZA	4.00%	11/25/57	2,087,275
2,885,340	Series 2018-17, Class Z	3.50%	03/25/48	2,448,153
885,163	Series 2018-45, Class FT, 30 Day Average SOFR + CSA + 0.30% (d)	4.60%	06/25/48	861,942
2,331,248	Series 2018-72, Class FB, 30 Day Average SOFR + CSA + 0.35% (d)	4.65%	10/25/58	2,255,211
22,573,722	Series 2018-84, Class ZM	4.00%	11/25/48	21,352,881
2,878,517	Series 2018-86, Class DL	3.50%	12/25/48	2,688,793
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$1,531,029	Series 2018-92, Class DB	3.50%	01/25/49	$1,423,782
5,781,225	Series 2018-94, Class AZ	4.00%	01/25/49	5,541,301
9,355,549	Series 2019-17, Class GZ	4.00%	11/25/56	8,531,882
7,169,904	Series 2019-18, Class FL, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	05/25/49	7,106,077
3,415,657	Series 2019-33, Class F, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	07/25/49	3,352,977
3,304,808	Series 2019-33, Class FK, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	07/25/49	3,234,733
5,149,053	Series 2019-38, Class CF, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	07/25/49	5,049,264
9,237,594	Series 2019-41, Class SN, IO, (30 Day Average SOFR + CSA) × -1+ 6.05% (b)	1.75%	08/25/49	870,709
13,221,785	Series 2019-70, Class WA, PO	(a)	11/25/42	11,574,580
8,526,970	Series 2020-9, Class SJ, IO, (30 Day Average SOFR + CSA) ×-1 + 6.00% (b)	1.70%	02/25/50	1,289,414
12,539,402	Series 2020-12, Class FL, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	03/25/50	12,259,544
11,969,763	Series 2020-20, Class KI, IO	4.00%	03/25/50	3,639,847
3,981,946	Series 2020-22, Class FA, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	04/25/50	3,886,415
14,388,309	Series 2020-34, Class FA, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	06/25/50	14,041,394
5,828,013	Series 2020-38, Class NF, 30 Day Average SOFR + CSA + 0.45% (d)	4.75%	06/25/50	5,682,796
11,435,603	Series 2020-47, Class FA, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	07/25/50	11,182,727
4,779,089	Series 2020-49, Class FB, 30 Day Average SOFR + CSA + 0.40% (d)	4.70%	07/25/50	4,649,570
9,926,318	Series 2020-93, Class NI, IO	3.00%	01/25/51	871,291
6,470,673	Series 2021-18, Class JC	1.50%	04/25/36	5,979,161
25,827,974	Series 2022-57, Class FB, 30 Day Average SOFR + 0.70% (d)	4.88%	09/25/52	25,436,285
23,831,851	Series 2022-66, Class CF, 30 Day Average SOFR + 0.80% (d)	4.98%	10/25/52	23,558,581
19,073,840	Series 2022-69, Class FA, 30 Day Average SOFR + 0.82% (d)	5.00%	10/25/52	18,865,592
19,062,925	Series 2022-70, Class FA, 30 Day Average SOFR + 0.86% (d)	5.04%	10/25/52	18,875,544
5,822,539	Series 2023-40, Class DO, PO	(a)	09/25/53	4,829,853
8,199,579	Series 2023-44, Class PO, PO	(a)	10/25/53	6,883,396
11,883,282	Series 2024-20, Class QZ	4.00%	10/25/45	10,841,269
10,874,371	Series 2024-20, Class ZA	4.00%	10/25/45	9,926,230
28,398,071	Series 2024-26, Class PO, PO	(a)	05/25/54	22,602,130
12,795,093	Series 2024-28, Class CZ	4.00%	05/25/44	11,745,491
4,664,400	Series 2024-39, Class AV	3.00%	11/25/33	4,443,694
5,260,116	Series 2024-60, Class GV	4.00%	11/25/35	5,246,426
5,195,796	Series 2024-60, Class VA	4.50%	10/25/35	5,163,879
2,154,063	Series 2024-74, Class VT	4.50%	11/25/35	2,141,400
13,449,857	Series 2024-81, Class FE, 30 Day Average SOFR + 1.15% (d)	5.33%	07/25/54	13,483,513
22,458,812	Series 2024-84, Class FD, 30 Day Average SOFR + 1.15% (d)	5.33%	11/25/54	22,519,976
32,530,330	Series 2024-91, Class FL, 30 Day Average SOFR + 1.35% (d)	5.53%	12/25/54	32,727,855
22,055,580	Series 2024-98, Class FG, 30 Day Average SOFR + 1.00% (d)	5.18%	11/25/54	22,072,426
7,231,834	Series 2025-32, Class FD, 30 Day Average SOFR + 1.75% (d)	5.93%	05/25/55	7,295,095
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal National Mortgage Association (Continued)
$12,877,951	Series 2025-49, Class FA, 30 Day Average SOFR + 0.80% (d)	4.98%	06/25/55	$12,820,656
30,921,544	Series 2025-49, Class FD, 30 Day Average SOFR + 0.80% (d)	4.98%	06/25/55	30,764,645
7,140,099	Series 2025-60, Class EZ	4.00%	07/25/48	6,014,853
	Federal National Mortgage Association Grantor Trust
11,813,291	Series 2002-T8, Class A (f)	6.80%	07/25/32	12,371,590
1,520,244	Series 2005-T1, Class A1, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	4.51%	05/25/35	1,454,525
	Government National Mortgage Association
91,064	Series 2003-4, Class MZ	5.50%	01/20/33	90,813
157,545	Series 2003-18, Class PG	5.50%	03/20/33	157,112
1,817,589	Series 2003-35, Class TZ	5.75%	04/16/33	1,813,110
152,568	Series 2003-62, Class MZ	5.50%	07/20/33	152,397
58,306	Series 2004-37, Class B	6.00%	04/17/34	58,539
336,874	Series 2004-49, Class MZ	6.00%	06/20/34	338,157
23,561	Series 2004-68, Class ZC	6.00%	08/20/34	23,767
28,627	Series 2004-71, Class ST, (1 Mo. CME Term SOFR + CSA) × -6.25+ 44.50%, 7.00% Cap (b)	7.00%	09/20/34	28,873
117,748	Series 2004-88, Class SM, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	1.95%	10/16/34	917
282,781	Series 2004-105, Class JZ	5.00%	12/20/34	282,329
156,903	Series 2004-105, Class KA	5.00%	12/16/34	156,559
281,608	Series 2005-3, Class JZ	5.00%	01/16/35	278,848
281,608	Series 2005-3, Class KZ	5.00%	01/16/35	279,096
70,853	Series 2005-33, Class AY	5.50%	04/16/35	70,720
64,535	Series 2005-41, Class PA	4.00%	05/20/35	63,684
1,249,937	Series 2005-78, Class ZA	5.00%	10/16/35	1,248,849
117,024	Series 2005-93, Class PO, PO	(a)	06/20/35	99,000
353,994	Series 2006-38, Class OH	6.50%	08/20/36	353,050
226,151	Series 2006-61, Class ZA	5.00%	11/20/36	225,830
551,212	Series 2007-16, Class OZ	6.00%	04/20/37	554,739
79,865	Series 2007-27, Class SD, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (b)	2.05%	05/20/37	1,906
61,137	Series 2007-41, Class OL, PO	(a)	07/20/37	52,261
117,615	Series 2007-42, Class SB, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.75% (b)	2.60%	07/20/37	4,610
365,436	Series 2007-71, Class ZD	6.00%	11/20/37	364,546
177,775	Series 2007-81, Class FZ, 1 Mo. CME Term SOFR + CSA + 0.35% (d)	4.50%	12/20/37	177,728
56,438	Series 2008-33, Class XS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 7.70% (b)	3.55%	04/16/38	2,973
304,200	Series 2008-47, Class ML	5.25%	06/16/38	308,778
89,403	Series 2008-54, Class PE	5.00%	06/20/38	90,693
262,651	Series 2008-71, Class JI, IO	6.00%	04/20/38	2,587
72,648	Series 2009-14, Class KI, IO	6.50%	03/20/39	3,951
23,838	Series 2009-14, Class KS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.30% (b)	2.15%	03/20/39	811
56,160	Series 2009-25, Class SE, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 7.60% (b)	3.45%	09/20/38	1,658
1,970,926	Series 2009-29, Class PC	7.00%	05/20/39	2,087,063
492,764	Series 2009-32, Class SZ	5.50%	05/16/39	498,015
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$3,732,313	Series 2009-57, Class VB	5.00%	06/16/39	$3,732,854
354,624	Series 2009-61, Class PZ	7.50%	08/20/39	376,682
5,487,869	Series 2009-61, Class WQ, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.25% (b)	2.10%	11/16/35	492,501
722,341	Series 2009-69, Class ZB	6.00%	08/20/39	728,491
455,000	Series 2009-75, Class JN	5.50%	09/16/39	455,688
739,628	Series 2009-78, Class KZ	5.50%	09/16/39	745,730
63,563	Series 2009-79, Class OK, PO	(a)	11/16/37	53,173
174,029	Series 2009-81, Class TZ	5.50%	09/20/39	169,912
58,754	Series 2009-94, Class AL	5.00%	10/20/39	60,811
2,273,822	Series 2009-106, Class SL, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	1.95%	04/20/36	93,461
59,876	Series 2009-106, Class WZ	5.50%	11/16/39	57,740
732,000	Series 2009-126, Class LB	5.00%	12/20/39	741,525
7,907	Series 2010-4, Class WA	3.00%	01/16/40	7,620
1,140,970	Series 2010-59, Class ZD	6.50%	05/20/40	1,214,481
737,504	Series 2010-85, Class SL, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.60% (b)	2.45%	07/20/37	26,180
89,000	Series 2010-116, Class BM	4.50%	09/16/40	87,333
1,406,100	Series 2010-116, Class JB	5.00%	06/16/40	1,422,586
422,336	Series 2010-157, Class OP, PO	(a)	12/20/40	367,082
321,475	Series 2011-4, Class PZ	5.00%	01/20/41	321,269
771,202	Series 2011-35, Class BP	4.50%	03/16/41	770,031
68,163	Series 2011-48, Class LI, IO	5.50%	01/16/41	3,929
3,856,564	Series 2011-61, Class WS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.47% (b)	2.32%	02/20/38	63,869
28,696	Series 2011-63, Class BI, IO	6.00%	02/20/38	274
893,216	Series 2011-81, Class IC, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.72%, 0.62% Cap (b)	0.62%	07/20/35	1,212
4,808	Series 2011-112, Class IP, IO (e)	0.50%	08/16/26	2
239,265	Series 2011-129, Class CL	5.00%	03/20/41	237,779
26,513	Series 2011-151, Class TB, IO, (1 Mo. CME Term SOFR + CSA) ×-70+ 465.50%, 3.50% Cap (b)	3.50%	04/20/41	2,369
4,343,026	Series 2012-84, Class QS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	1.95%	07/16/42	373,109
6,711,842	Series 2012-84, Class SJ, (1 Mo. CME Term SOFR + CSA) × -0.57+ 2.51%, 0.00% Floor (b)	0.14%	07/16/42	4,327,839
251,623	Series 2012-108, Class KB	2.75%	09/16/42	200,323
591,887	Series 2012-143, Class TI, IO	3.00%	12/16/27	8,505
979,190	Series 2012-149, Class PC (c)	6.27%	12/20/42	1,022,462
46,224	Series 2013-5, Class IA, IO	3.50%	10/16/42	5,515
2,223,000	Series 2013-20, Class QM	2.63%	02/16/43	1,883,980
96,390	Series 2013-69, Class PI, IO	5.00%	05/20/43	7,692
953,680	Series 2013-70, Class PM	2.50%	05/20/43	766,072
311,487	Series 2013-91, Class PB	3.50%	09/20/42	309,612
567,825	Series 2013-130, Class WS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	1.95%	09/20/43	72,152
688,000	Series 2013-183, Class PB	4.50%	12/20/43	665,181
454,433	Series 2014-44, Class IC, IO	3.00%	04/20/28	5,163
4,151,278	Series 2014-44, Class ID, IO (c) (f)	0.33%	03/16/44	35,936
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$11,997	Series 2014-91, Class JI, IO	4.50%	01/20/40	$627
677,490	Series 2014-94, Class Z	4.50%	01/20/44	668,530
1,898,368	Series 2014-116, Class SB, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 5.60% (b)	1.45%	08/20/44	174,829
742,081	Series 2014-118, Class TV, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.25% (b)	2.10%	05/20/44	81,181
10,654,487	Series 2015-24, Class BZ	3.00%	02/20/45	9,615,187
2,899,302	Series 2015-66, Class LI, IO	5.00%	05/16/45	211,895
3,666	Series 2015-95, Class IK, IO (c) (e)	0.00%	05/16/37	0
5,689,927	Series 2015-123, Class ZA	3.50%	09/20/45	5,353,663
255,881	Series 2015-137, Class WA (c) (f)	5.55%	01/20/38	265,054
179,864	Series 2015-138, Class MI, IO	4.50%	08/20/44	13,435
22,370	Series 2015-151, Class KW (c)	4.18%	04/20/34	22,282
28,512,076	Series 2015-164, Class MZ	3.00%	09/20/45	22,530,670
213,751	Series 2016-16, Class KZ	3.00%	02/16/46	173,248
8,507,708	Series 2016-20, Class FN, 1 Mo. CME Term SOFR + CSA + 0.40% (d)	4.55%	02/20/46	8,371,853
4,397,313	Series 2016-37, Class AF, 1 Mo. CME Term SOFR + CSA + 0.47% (d)	4.72%	11/20/43	4,331,037
9,776	Series 2016-55, Class PB (c)	5.41%	03/20/31	9,915
654,131	Series 2016-69, Class WI, IO	4.50%	05/20/46	133,364
1,762,188	Series 2016-75, Class SA, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.00% (b)	1.85%	05/20/40	152,934
320,131	Series 2016-78, Class UI, IO	4.00%	06/20/46	65,472
7,231,381	Series 2016-83, Class BP	3.00%	06/20/46	6,129,588
204,468	Series 2016-99, Class JA (c)	5.48%	11/20/45	212,916
1,144,813	Series 2016-109, Class ZM	3.50%	08/20/36	1,054,926
4,144,302	Series 2016-111, Class PI, IO	3.50%	06/20/45	515,004
5,318,856	Series 2016-120, Class AS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	1.95%	09/20/46	830,433
464,000	Series 2016-141, Class PC	5.00%	10/20/46	451,144
360,118	Series 2016-145, Class LZ	3.00%	10/20/46	259,038
6,051,648	Series 2016-156, Class ZM	3.50%	11/20/46	5,538,111
303,000	Series 2016-160, Class LE	2.50%	11/20/46	212,883
126,150	Series 2016-167, Class KI, IO	6.00%	12/16/46	13,820
1,590,394	Series 2017-12, Class SD, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.10% (b)	1.95%	01/20/47	236,195
1,098,667	Series 2017-17, Class KZ	4.50%	02/20/47	1,009,039
2,484,776	Series 2017-32, Class DI, IO	5.50%	05/20/35	249,717
6,713,985	Series 2017-33, Class PZ	3.00%	02/20/47	5,733,513
2,817,736	Series 2017-56, Class BI, IO	6.00%	04/16/47	365,277
2,655,934	Series 2017-123, Class IO, IO	5.00%	08/16/47	467,884
3,249,397	Series 2017-130, Class LS, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.20% (b)	2.05%	08/16/47	354,172
2,071,621	Series 2017-133, Class JI, IO	7.00%	06/20/41	206,544
2,450,363	Series 2017-186, Class TI, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 6.50%, 0.50% Cap (b)	0.50%	05/20/40	28,742
986,328	Series 2018-44, Class Z	2.50%	09/20/47	750,827
5,922,222	Series 2018-78I, Class EZ	3.00%	04/20/48	5,481,169
3,053,015	Series 2018-79, Class IO, IO	5.00%	06/20/48	371,252
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$3,688,192	Series 2018-131, Class IA, IO	5.00%	04/20/44	$539,199
10,000,000	Series 2018-134, Class KB	3.50%	10/20/48	9,306,019
5,543,587	Series 2018-155, Class KD	4.00%	11/20/48	5,307,072
3,186,799	Series 2018-160, Class GY	4.50%	11/20/48	3,038,051
748,276	Series 2019-27, Class DI, IO	5.50%	01/20/40	107,497
7,490,468	Series 2019-128, Class EF, 1 Mo. CME Term SOFR + CSA + 0.57%, 4.00% Cap (d)	4.00%	10/20/49	6,937,134
1,702,379	Series 2019-128, Class ES, IO, (1 Mo. CME Term SOFR + CSA) ×-1+ 3.43%, 0.00% Floor (b)	0.00%	10/20/49	20,932
3,000,000	Series 2020-62, Class IC, IO	2.50%	01/20/50	617,102
14,014,801	Series 2020-62, Class WI, IO	2.50%	08/20/49	2,645,850
7,097,422	Series 2020-84, Class IM, IO	2.50%	05/20/50	1,492,161
19,759,118	Series 2020-84, Class IO, IO	2.50%	04/20/50	4,358,235
5,262,593	Series 2021-46, Class IL, IO	3.00%	03/20/51	688,864
35,403,944	Series 2022-63, Class AZ	3.00%	08/20/51	28,974,181
18,427,619	Series 2022-63, Class BZ	3.50%	11/20/46	15,750,495
20,915,694	Series 2022-63, Class HZ	2.50%	11/20/51	15,409,539
12,135,381	Series 2022-63, Class MZ	3.00%	05/20/51	9,468,278
17,252,824	Series 2022-65, Class BZ	3.50%	04/20/52	13,888,323
7,890,964	Series 2022-68, Class DZ	3.50%	04/20/52	6,291,876
13,753,531	Series 2022-68, Class MZ	3.50%	04/20/52	11,382,085
16,004,820	Series 2022-68, Class XA	3.50%	02/20/49	15,501,528
14,197,667	Series 2022-68, Class Z	3.50%	04/20/52	11,655,213
19,089,004	Series 2022-68, Class ZC	3.50%	04/20/52	15,361,737
8,296,746	Series 2022-69, Class FA, 30 Day Average SOFR + 0.75%, 4.50% Cap (d)	4.50%	04/20/52	7,900,204
12,991,946	Series 2022-69, Class QL	3.00%	04/20/52	11,422,981
11,444,542	Series 2022-76, Class PG	4.00%	04/20/52	11,306,581
10,917,513	Series 2022-78, Class AM	3.50%	04/20/52	8,462,280
15,346,292	Series 2022-90, Class KZ	3.00%	04/20/51	11,835,174
9,093,008	Series 2022-90, Class ZG	1.50%	02/20/52	4,771,876
22,341,349	Series 2022-124, Class EY	4.00%	07/20/52	19,520,280
12,000,000	Series 2022-124, Class MY	3.50%	07/20/52	10,483,612
23,600,000	Series 2022-139, Class AL	4.00%	07/20/51	21,662,525
7,560,645	Series 2022-146, Class MF, 30 Day Average SOFR + 0.45% (d)	4.63%	08/20/52	7,434,418
10,802,044	Series 2022-154, Class EZ	3.50%	09/20/52	8,937,123
11,106,000	Series 2022-191, Class BY	4.00%	08/20/41	10,605,899
10,173,000	Series 2022-204, Class YC	4.00%	07/20/52	9,468,485
10,738,770	Series 2023-81, Class YD	4.00%	06/20/53	9,750,519
11,504,346	Series 2024-181, Class FQ, 30 Day Average SOFR + 1.15% (d)	5.33%	11/20/54	11,537,253
5,781,109	Series 2025-4, Class FY, 30 Day Average SOFR + 1.60% (d)	5.78%	01/20/55	5,820,651
22,911,561	Series 2025-83, Class SB, (30 Day Average SOFR) ×-2.50+ 14.50% (b)	4.04%	05/20/55	22,899,233
20,247,828	Series 2025-95, Class DC, (30 Day Average SOFR) ×-2.50+ 14.63% (b)	4.17%	05/20/55	19,370,795
36,625,830	Series 2025-98, Class SX, (30 Day Average SOFR) ×-1.80+ 10.44% (b)	2.91%	06/20/55	34,693,437
32,606,706	Series 2025-131, Class ST, (30 Day Average SOFR) ×-1.80+ 10.89% (b)	3.36%	08/20/55	29,245,688
				2,226,719,567
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities — 8.7%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
$79,276,000	Series 2020-RR02, Class DX, IO (c)	1.82%	09/27/28	$3,413,018
150,334,000	Series 2020-RR06, Class BX, IO (c)	1.84%	05/27/33	11,928,988
37,600,000	Series 2020-RR09, Class AX, IO (c)	2.63%	11/27/28	2,407,077
47,500,000	Series 2020-RR09, Class BX, IO (c)	2.20%	02/27/29	2,900,820
96,907,000	Series 2020-RR10, Class X, IO (c)	2.01%	12/27/27	2,485,432
112,919,000	Series 2020-RR11, Class AX, IO (c)	2.84%	01/27/29	6,727,985
43,833,627	Series 2020-RR11, Class BX, IO (c)	2.44%	12/27/28	1,361,499
34,897,468	Series 2020-RR14, Class X, IO (f)	2.13%	03/27/34	4,628,594
32,472,504	Series 2021-P009, Class X, IO (f)	1.31%	01/25/31	875,991
3,900,597	Series 2021-P011, Class X1, IO (f)	1.75%	09/25/45	422,218
112,345,000	Series 2021-RR15, Class X, IO (f)	1.56%	10/27/34	10,449,512
100,924,000	Series 2021-RR18, Class X, IO (f)	1.90%	10/27/28	4,013,636
20,098,730	Series 2021-RR19, Class X, IO (f)	2.01%	04/27/29	948,306
55,000,000	Series 2021-RR20, Class X, IO (f)	1.85%	04/25/33	6,034,891
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
17,344,639	Series 2015-K047, Class X3, IO (f)	3.63%	06/25/43	173
264,940,418	Series 2016-KIR1, Class X, IO (e) (f)	1.00%	03/25/26	217,251
1,762,781	Series 2018-KSW4, Class A, 30 Day Average SOFR + CSA + 0.43% (d)	4.85%	10/25/28	1,761,384
71,918,347	Series 2019-K097, Class X1, IO (f)	1.08%	07/25/29	2,439,629
55,858,537	Series 2019-K099, Class X1, IO (f)	0.87%	09/25/29	1,588,818
57,790,000	Series 2019-K099, Class XAM, IO (f)	1.14%	09/25/29	2,256,213
122,620,393	Series 2019-K100, Class X1, IO (f)	0.65%	09/25/29	2,629,656
67,754,367	Series 2019-K101, Class X1, IO (c)	0.83%	10/25/29	1,939,462
64,993,000	Series 2019-K102, Class XAM, IO (c)	1.08%	10/25/29	2,461,727
59,029,000	Series 2019-K103, Class XAM, IO (f)	0.90%	11/25/29	1,926,904
28,341,266	Series 2019-K1510, Class X1, IO (f)	0.48%	01/25/34	804,764
15,492,258	Series 2019-K1511, Class X1, IO (f)	0.77%	03/25/34	708,895
155,877,560	Series 2019-K1512, Class X1, IO (f)	0.90%	04/25/34	8,023,735
56,131,157	Series 2019-K1513, Class X1, IO (f)	0.85%	08/25/34	2,873,887
43,251,289	Series 2019-K734, Class X1, IO (f)	0.67%	02/25/26	33,835
68,018,000	Series 2019-K734, Class XAM, IO (f)	0.44%	02/25/26	114,218
32,464,912	Series 2019-K735, Class X1, IO (f)	0.96%	05/25/26	114,880
46,951,063	Series 2019-K736, Class X1, IO (f)	1.26%	07/25/26	261,400
7,343,884	Series 2019-KJ24, Class A2	2.82%	09/25/27	7,227,773
35,529,637	Series 2020-K109, Class XAM, IO (f)	1.80%	04/25/30	2,499,233
113,395,503	Series 2020-K110, Class X1, IO (f)	1.64%	04/25/30	6,685,856
24,006,055	Series 2020-K110, Class XAM, IO (f)	1.84%	04/25/30	1,737,988
29,273,633	Series 2020-K112, Class XAM, IO (f)	1.67%	05/25/30	1,984,503
82,019,000	Series 2020-K113, Class XAM, IO (f)	1.58%	06/25/30	5,307,925
53,269,611	Series 2020-K114, Class XAM, IO (f)	1.34%	06/25/30	2,942,720
156,634,331	Series 2020-K115, Class X1, IO (f)	1.31%	06/25/30	8,013,193
55,537,412	Series 2020-K115, Class XAM, IO (f)	1.54%	07/25/30	3,566,890
71,358,711	Series 2020-K116, Class X1, IO (f)	1.41%	07/25/30	3,817,955
55,652,865	Series 2020-K116, Class XAM, IO (f)	1.60%	08/25/30	3,752,200
8,000,000	Series 2020-K117, Class A2	1.41%	08/25/30	7,108,519
63,500,000	Series 2020-K117, Class XAM, IO (f)	1.43%	09/25/30	3,870,408
76,352,916	Series 2020-K118, Class X1, IO (f)	0.95%	09/25/30	2,932,280
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates (Continued)
$37,151,661	Series 2020-K118, Class XAM, IO (f)	1.17%	09/25/30	$1,887,423
51,000,000	Series 2020-K119, Class XAM, IO (f)	1.13%	10/25/30	2,517,329
77,535,017	Series 2020-K120, Class XAM, IO (f)	1.21%	10/25/30	4,121,994
24,471,000	Series 2020-K121, Class XAM, IO (f)	1.19%	11/25/30	1,304,126
76,786,046	Series 2020-K122, Class X1, IO (f)	0.87%	11/25/30	2,775,370
35,410,560	Series 2020-K122, Class XAM, IO (f)	1.08%	11/25/30	1,720,404
88,993,728	Series 2020-K1515, Class X1, IO (f)	1.51%	02/25/35	8,938,512
44,087,391	Series 2020-K1516, Class X1, IO (f)	1.50%	05/25/35	4,770,626
56,411,370	Series 2020-K1517, Class X1, IO (f)	1.32%	07/25/35	5,192,351
65,206,565	Series 2020-K737, Class X1, IO (c)	0.61%	10/25/26	281,484
38,645,000	Series 2020-K738, Class XAM, IO (c)	1.37%	03/25/27	643,667
121,292,238	Series 2020-K739, Class X1, IO (f)	1.17%	09/25/27	1,835,940
46,072,531	Series 2020-K739, Class XAM, IO (f)	1.57%	09/25/27	1,078,687
70,811,000	Series 2020-K740, Class XAM, IO (f)	1.11%	10/25/27	1,357,773
115,201,144	Series 2020-KG04, Class X1, IO (f)	0.84%	11/25/30	3,937,057
5,700,000	Series 2021-K123, Class A2	1.62%	12/25/30	5,076,654
4,725,000	Series 2021-K124, Class A2	1.66%	12/25/30	4,208,927
64,367,000	Series 2021-K128, Class XAM, IO (f)	0.73%	03/25/31	2,284,777
150,233,331	Series 2021-K129, Class X1, IO (f)	1.03%	05/25/31	6,481,622
43,636,000	Series 2021-K129, Class XAM, IO (f)	1.21%	05/25/31	2,543,398
79,917,765	Series 2021-K130, Class X1, IO (f)	1.03%	06/25/31	3,806,867
41,565,013	Series 2021-K130, Class XAM, IO (f)	1.21%	07/25/31	2,531,376
58,530,863	Series 2021-K131, Class XAM, IO (f)	0.94%	07/25/31	2,820,216
78,491,000	Series 2021-K132, Class XAM, IO (f)	0.85%	09/25/31	3,381,235
9,380,496	Series 2021-K1522, Class A1	1.91%	11/25/35	8,155,579
107,703,000	Series 2021-K741, Class XAM, IO (f)	0.95%	12/25/27	1,896,585
103,540,836	Series 2021-K744, Class X1, IO (f)	0.86%	07/25/28	1,999,384
158,902,200	Series 2021-KG05, Class X1, IO (f)	0.31%	01/25/31	2,142,161
4,802,446	Series 2022-K142, Class A1	2.40%	12/25/31	4,489,619
200,000,000	Series 2022-K148, Class XAM, IO (f)	0.25%	08/25/32	3,467,282
4,606,063	Series 2022-K150, Class A1	4.00%	12/25/31	4,599,048
656,042	Series 2022-K152, Class A1	3.78%	01/25/32	652,362
4,000,000	Series 2022-KJ41, Class A2	3.47%	02/25/31	3,881,226
4,918,609	Series 2023-K154, Class A1	4.36%	02/25/32	4,978,493
10,000,000	Series 2023-KJ47, Class A2	5.43%	06/25/31	10,439,574
113,233,000	Series 2024-K757, Class XAM, IO (f)	0.99%	08/25/31	5,521,371
11,475,000	Series 2024-KJ51, Class A2	4.70%	01/25/32	11,720,278
9,700,000	Series 2024-KJ52, Class A2	4.76%	01/25/32	9,932,977
219,981,386	Series 2025-K541, Class X1, IO (f)	0.64%	02/25/30	5,522,259
	Federal National Mortgage Association Alternative Credit Enhancement Securities
24,190,932	Series 2023-M1, Class 2A1 (f)	3.95%	12/25/37	23,734,541
26,742,934	Series 2023-M1, Class Z (f)	3.95%	01/25/53	19,378,259
13,493,088	Series 2024-M3, Class Z (f)	4.55%	04/25/53	11,460,181
	Government National Mortgage Association
2,149,075	Series 2011-31, Class Z (c)	3.45%	09/16/52	1,964,271
20,330,726	Series 2012-120, Class Z (c)	2.46%	01/16/55	13,650,208
86,539	Series 2013-74, Class AG (f)	2.57%	12/16/53	72,751
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Government National Mortgage Association (Continued)
$3,842	Series 2013-194, Class AE (c)	2.75%	11/16/44	$3,655
17,800,559	Series 2015-30, Class DZ	2.95%	05/16/55	16,144,993
2,729,786	Series 2015-125, Class VA (c)	2.70%	05/16/35	2,639,862
3,433,341	Series 2017-23, Class Z	2.50%	05/16/59	2,079,063
4,467,276	Series 2017-35, Class Z	2.50%	05/16/59	2,822,198
1,954,262	Series 2017-106, Class AE	2.60%	12/16/56	1,608,677
2,847,414	Series 2017-146, Class Z	2.60%	09/16/57	1,800,523
4,671,132	Series 2018-4, Class Z	2.50%	10/16/59	2,660,313
18,680,976	Series 2018-123, Class Z	2.50%	06/16/60	13,897,884
26,718,098	Series 2018-170, Class Z	2.50%	11/16/60	19,903,939
19,739,713	Series 2019-7, Class Z	2.50%	01/16/61	12,872,632
2,047,624	Series 2019-104, Class Z	2.80%	05/16/61	1,136,413
6,700,000	Series 2020-161, Class B	2.00%	08/16/62	3,472,346
9,297,153	Series 2020-169, Class Z	1.83%	06/16/62	3,384,995
23,994,330	Series 2022-43, Class Z	2.00%	09/16/61	12,469,795
20,459,642	Series 2022-106, Class Z	2.00%	05/16/63	12,032,415
50,315,864	Series 2024-32, IO (f)	0.70%	06/16/63	2,548,398
				486,836,566
	Mortgage-Backed Securities — 0.8%
	Federal National Mortgage Association
45,000,000	TBA (h)	3.50%	12/15/39	43,598,333
				43,598,333
	Pass-Through Securities — 27.7%
	Federal Home Loan Mortgage Corporation
592,226	Pool 760043, 5 Yr. Constant Maturity Treasury Rate + 1.39% (d)	4.95%	12/01/48	596,663
54,120	Pool A19763	5.00%	04/01/34	54,286
221,115	Pool A47828	3.50%	08/01/35	217,192
90,746	Pool A47937	5.50%	08/01/35	93,207
51,112	Pool A48972	5.50%	05/01/36	53,306
47,720	Pool A54675	5.50%	01/01/36	49,767
102,290	Pool A65324	5.50%	09/01/37	106,365
57,205	Pool A97294	4.00%	02/01/41	56,143
487,244	Pool B70791	4.00%	06/01/39	487,630
1,526	Pool C01310	6.50%	03/01/32	1,591
7,052	Pool C03458	5.00%	02/01/40	7,256
66,866	Pool C04269	3.00%	10/01/42	62,084
9,348	Pool C91482	3.50%	07/01/32	9,194
645	Pool E02883	4.00%	04/01/26	644
7,300	Pool G01443	6.50%	08/01/32	7,614
146,071	Pool G02017	5.00%	12/01/35	149,924
72,048	Pool G04814	5.50%	10/01/38	74,921
7,800	Pool G05173	4.50%	11/01/31	7,775
87,817	Pool G05275	5.50%	02/01/39	91,031
39,517	Pool G05449	4.50%	05/01/39	39,912
110,198	Pool G06583	5.00%	06/01/41	113,387
254,931	Pool G07100	5.50%	07/01/40	264,944
30,850	Pool G07266	4.00%	12/01/42	30,096
214,890	Pool G07329	4.00%	01/01/43	210,764
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$234,077	Pool G07683	4.00%	03/01/44	$229,292
1,063	Pool G08113	6.50%	02/01/36	1,117
369	Pool G14088	4.00%	02/01/26	368
6,982	Pool G14348	4.00%	10/01/26	6,965
1,653	Pool G15949	4.00%	01/01/29	1,651
6,551	Pool G60020	4.50%	12/01/43	6,518
230,504	Pool G60114	5.50%	06/01/41	240,389
391,162	Pool G60168	4.50%	07/01/45	391,092
150,089	Pool G60194	3.50%	08/01/45	142,476
133,934	Pool G60808	3.00%	10/01/46	122,456
1,935	Pool H09034	5.50%	05/01/37	1,970
60,820	Pool N70075	5.00%	01/01/35	60,944
164,436	Pool N70081	5.50%	07/01/38	167,792
37,662	Pool Q07189	4.00%	04/01/42	36,939
12,584	Pool Q07479	3.50%	04/01/42	12,100
51,554	Pool Q11791	3.50%	10/01/42	49,329
36,296	Pool Q11836	3.50%	10/01/42	34,610
254,842	Pool Q14034	3.50%	12/01/42	244,476
299,412	Pool Q54651	4.50%	03/01/48	299,025
435,101	Pool Q55037	4.50%	04/01/48	434,539
1,425,251	Pool Q61217	4.00%	01/01/49	1,378,246
7,660,077	Pool SC0252	3.00%	01/01/42	7,230,179
10,318,441	Pool SD0844	3.50%	07/01/47	9,827,161
8,038,699	Pool SD0887	3.50%	09/01/49	7,629,240
12,863,705	Pool SD0948	3.00%	05/01/47	11,846,677
17,502,102	Pool SD0949	3.00%	09/01/48	16,221,883
12,911,739	Pool SD0954	3.00%	02/01/47	11,975,625
8,454,398	Pool SD0961	3.50%	11/01/48	7,997,429
8,520,167	Pool SD1169	3.50%	02/01/48	8,095,022
15,280,545	Pool SD1170	3.50%	09/01/49	14,484,724
4,322,105	Pool SD1289	3.00%	10/01/50	3,940,408
5,685,378	Pool SD1361	3.50%	02/01/50	5,400,508
29,802,659	Pool SD3140	3.50%	06/01/52	27,540,709
8,681,263	Pool SD4005	4.00%	12/01/49	8,452,636
14,925,210	Pool SD7509	3.00%	11/01/49	13,511,375
3,992,927	Pool SD7550	3.00%	02/01/52	3,611,321
15,463,454	Pool SE9110	2.00%	04/01/52	12,276,879
5,793,686	Pool SF5029	3.50%	02/01/46	5,487,256
27,311,167	Pool SL0847	3.50%	04/01/49	25,593,751
14,466,027	Pool SL1390	4.00%	07/01/50	14,005,772
66,792,344	Pool SL1523	3.50%	07/01/50	62,340,771
117,108,219	Pool SL2533	4.00%	05/01/49	112,457,478
130,818	Pool U50165	4.00%	05/01/32	130,343
1,308,406	Pool U59020	4.00%	06/01/35	1,300,299
632,845	Pool U64762	4.50%	10/01/45	633,768
31,500	Pool U80212	3.50%	02/01/33	30,926
55,991	Pool U90245	3.50%	10/01/42	53,095
543,746	Pool U90690	3.50%	06/01/42	515,620
7,207	Pool U90932	3.00%	02/01/43	6,692
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$83,216	Pool U99096	4.50%	05/01/44	$83,440
8,573,552	Pool ZA4196	3.00%	04/01/43	7,946,734
12,388,058	Pool ZL8982	3.50%	01/01/45	11,770,353
789,077	Pool ZS2492	6.50%	04/01/35	822,680
15,868,305	Pool ZS9446	3.50%	08/01/45	15,084,802
21,324,283	Pool ZS9776	3.50%	08/01/46	20,155,158
39,869,331	Pool ZT0779	3.00%	09/01/47	36,047,036
	Federal National Mortgage Association
23,706	Pool 190371	6.50%	07/01/36	25,149
12,833	Pool 255190	5.50%	05/01/34	13,176
37,061	Pool 256181	5.50%	03/01/36	37,624
3,395	Pool 256808	5.50%	07/01/37	3,378
28,880	Pool 256936	6.00%	10/01/37	30,317
14,379,696	Pool 310208	3.00%	03/01/48	12,819,429
14,537,481	Pool 310211	3.50%	07/01/48	13,552,895
21,713,013	Pool 310230	3.50%	02/01/48	20,200,803
5,426	Pool 555851	6.50%	01/01/33	5,614
160,185	Pool 735415	6.50%	12/01/32	168,130
11,348	Pool 747097	6.00%	10/01/29	11,413
99,851	Pool 788149	5.50%	05/01/33	101,516
141,236	Pool 850000	5.50%	01/01/36	147,122
28,123	Pool 871039	5.50%	02/01/37	28,479
44,730	Pool 888163	7.00%	12/01/33	46,764
6,244	Pool 890149	6.50%	10/01/38	6,629
492,138	Pool 890556	4.50%	10/01/43	489,876
5,531	Pool 930562	5.00%	02/01/39	5,684
77,465	Pool 953115	5.50%	11/01/38	80,207
17,932	Pool 976871	6.50%	08/01/36	18,550
8,720	Pool 995097	6.50%	10/01/37	9,257
23,105	Pool 995228	6.50%	11/01/38	24,528
55,467	Pool AA3303	5.50%	06/01/38	56,597
90	Pool AB2133	4.00%	01/01/26	90
765,144	Pool AB2506	5.00%	03/01/41	784,818
1,082,577	Pool AB2959	4.50%	07/01/40	1,063,161
381,819	Pool AB8676	3.50%	05/01/42	352,799
3,016	Pool AD5222	4.50%	05/01/30	3,028
104,171	Pool AE0137	4.50%	03/01/36	105,092
1,708,584	Pool AE7733	5.00%	11/01/40	1,756,001
351,562	Pool AE9959	5.00%	03/01/41	360,313
205,367	Pool AH0979	3.50%	01/01/41	193,700
63,184	Pool AH1141	4.50%	12/01/40	63,612
61,422	Pool AI6093	4.50%	06/01/31	61,809
14,768	Pool AI6581	4.50%	07/01/41	14,844
231,636	Pool AI9114	4.00%	06/01/42	226,781
1,053,741	Pool AI9124	4.00%	08/01/42	1,031,328
724,916	Pool AI9158	6.50%	01/01/41	784,605
40,129	Pool AL0212	5.50%	02/01/38	41,685
42,904	Pool AL2142	6.50%	09/01/38	45,413
48,879	Pool AL2892	3.50%	12/01/42	46,554
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$310,130	Pool AL3093	3.50%	02/01/43	$295,316
375,673	Pool AL5890	4.50%	03/01/43	377,868
276,220	Pool AL7637	5.00%	01/01/42	277,495
613,068	Pool AL7905	4.50%	03/01/34	614,987
50,329,553	Pool AL9394	3.00%	11/01/46	45,456,587
10,174,027	Pool AL9401	4.00%	02/01/46	9,944,078
5,228,680	Pool AL9566	3.50%	06/01/46	4,970,515
910,854	Pool AL9777	4.50%	01/01/47	908,774
152,929	Pool AP1197	3.50%	09/01/42	146,256
84,289	Pool AP7963	4.00%	09/01/42	82,548
1,185,970	Pool AQ0411	3.50%	10/01/42	1,137,149
168,627	Pool AQ9999	3.00%	02/01/43	156,403
1,641,807	Pool AS1719	5.00%	02/01/44	1,676,604
127,297	Pool AS7211	3.00%	04/01/46	118,090
26,110,006	Pool AS7738	3.00%	08/01/46	23,731,923
34,439,309	Pool AS7749	3.50%	08/01/46	32,382,834
146,993	Pool AS9990	4.50%	07/01/47	144,751
53,299	Pool AT0332	3.00%	04/01/43	49,560
54,099	Pool AY0013	4.50%	01/01/45	54,243
15,526,453	Pool BF0207	4.50%	04/01/47	15,475,421
9,570	Pool BH9428	4.50%	09/01/47	9,498
30,919	Pool BJ6232	5.00%	04/01/48	31,346
356,334	Pool BJ9100	4.50%	02/01/48	355,454
204,943	Pool BJ9111	4.50%	03/01/48	205,046
831,792	Pool BJ9124	4.50%	04/01/48	829,892
8,913,274	Pool BM3867	4.00%	02/01/46	8,720,926
3,084,649	Pool BM4785	4.50%	10/01/38	3,116,269
4,049,229	Pool BM5671	4.50%	01/01/49	4,041,650
8,397,286	Pool BM6429	3.00%	09/01/48	7,487,077
18,691,250	Pool BM6732	4.00%	11/01/48	18,275,442
14,156,133	Pool BM7079	4.00%	10/01/48	13,628,903
6,166,350	Pool BM7129	3.00%	01/01/47	5,719,212
16,130,345	Pool BM7521	3.50%	10/01/48	15,140,903
26,407,167	Pool BM7665	3.50%	02/01/48	24,618,819
773,850	Pool BN4059	4.00%	12/01/48	734,011
3,690,069	Pool BV8046	4.50%	09/01/52	3,677,356
3,236,128	Pool CA2947	4.00%	12/01/48	3,130,174
25,132,900	Pool CB2912	3.50%	02/01/52	23,206,461
49,155,569	Pool FA1024	2.50%	05/01/51	41,785,271
23,736,590	Pool FA1263	4.50%	01/01/50	23,892,534
23,511,584	Pool FA1348	4.50%	09/01/52	23,603,209
16,994,226	Pool FA1641	4.50%	09/01/50	16,927,372
51,201,657	Pool FA2450	4.00%	03/01/47	49,669,029
1,317,714	Pool FM1284	3.50%	02/01/46	1,254,791
1,158,107	Pool FM1285	4.00%	10/01/43	1,134,212
11,108,726	Pool FM2197	4.50%	03/01/47	11,103,863
22,651,675	Pool FM2863	3.50%	09/01/48	21,403,097
61,693,208	Pool FM2972	4.00%	12/01/44	60,349,608
71,080,824	Pool FM3003	4.00%	05/01/49	69,510,433
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Federal National Mortgage Association (Continued)
$5,233,034	Pool FM8218	4.00%	04/01/48	$5,075,289
3,517,141	Pool FM9408	4.50%	06/01/46	3,500,607
13,793,994	Pool FP0122	4.50%	07/01/51	13,626,431
10,676,897	Pool FS0045	3.00%	09/01/47	9,758,784
11,253,141	Pool FS0074	3.00%	01/01/47	10,430,151
28,017,550	Pool FS0742	3.50%	05/01/44	26,698,933
9,974,555	Pool FS1046	4.50%	11/01/49	9,915,068
16,286,015	Pool FS1385	3.50%	11/01/48	15,405,909
29,026,574	Pool FS1797	3.50%	07/01/46	27,596,060
7,353,704	Pool FS1884	4.00%	05/01/42	7,137,763
33,853,101	Pool FS2044	4.50%	07/01/44	33,943,250
21,130,872	Pool FS2127	3.50%	06/01/48	20,017,277
6,521,217	Pool FS2787	4.00%	10/01/48	6,379,081
13,119,342	Pool FS2796	3.50%	08/01/47	12,448,407
14,288,999	Pool FS2925	3.00%	08/01/48	13,243,891
33,678,812	Pool FS3541	3.50%	08/01/52	31,124,245
1,248,813	Pool FS4013	4.00%	04/01/42	1,236,930
1,223,314	Pool FS4015	5.50%	03/01/49	1,269,788
21,515,252	Pool FS4157	4.00%	05/01/49	20,803,868
47,181,473	Pool FS8780	3.00%	07/01/50	43,025,885
28,373	Pool MA0096	4.50%	06/01/29	28,434
12,786	Pool MA0295	5.00%	01/01/30	12,952
1,707	Pool MA0777	5.00%	06/01/31	1,736
16,177	Pool MA1222	4.00%	10/01/32	16,100
35,996	Pool MA1228	3.00%	09/01/42	33,387
1,621	Pool MA2509	3.00%	01/01/46	1,445
120,618	Pool MA3101	4.50%	08/01/47	119,746
81,679	Pool MA3123	5.00%	08/01/47	82,940
11,648,383	Pool MA4271	1.50%	02/01/51	8,797,366
30,469,000	Pool TBA (h)	5.00%	12/15/55	30,295,359
35,086,000	Pool TBA (h)	5.50%	12/15/55	35,425,340
	Government National Mortgage Association
19,768	Pool 3227	6.00%	04/20/32	20,535
25,927	Pool 487108	6.00%	04/15/29	26,741
13,847	Pool 553144	5.50%	04/15/33	14,100
56,045	Pool 604338	5.00%	05/15/33	56,919
38,583	Pool 604897	5.00%	12/15/33	38,889
53,983	Pool 605389	5.00%	04/15/34	54,604
107,457	Pool 615403	4.50%	08/15/33	107,247
4,044	Pool 627123	5.50%	03/15/34	4,108
58,972	Pool 638704	5.50%	11/15/36	62,054
39,926	Pool 653143	4.90%	04/15/36	40,853
201,448	Pool 658324	5.50%	03/15/37	210,339
66,136	Pool 677190	5.00%	06/15/38	67,992
10,758	Pool 687833	6.00%	08/15/38	11,199
36,312	Pool 706840	4.50%	05/15/40	36,971
151,188	Pool 706855	4.50%	09/15/40	153,931
160,223	Pool 711483	4.00%	01/15/40	157,102
82,257	Pool 711543	4.00%	11/15/40	80,654
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$530,177	Pool 711563	4.50%	03/15/41	$539,798
2,854,899	Pool 720225	4.50%	07/15/39	2,848,241
170,125	Pool 723216	4.50%	08/15/40	169,471
43,038	Pool 723248	5.00%	10/15/39	44,255
142,619	Pool 724230	5.00%	08/15/39	146,020
39,915	Pool 724267	5.00%	09/15/39	40,864
110,748	Pool 724340	4.50%	09/15/39	110,853
70,319	Pool 725272	4.50%	11/15/39	70,380
24,885	Pool 726394	4.50%	10/15/39	24,928
136,986	Pool 733595	4.50%	04/15/40	136,697
55,130	Pool 733733	5.00%	06/15/40	56,335
369,406	Pool 736317	4.25%	06/20/36	359,877
71,109	Pool 736617	4.00%	12/15/35	69,642
552,810	Pool 737673	4.50%	11/15/40	549,134
114,422	Pool 737996	4.00%	02/15/41	110,443
78,543	Pool 743673	4.50%	07/15/40	78,950
200,981	Pool 745478	5.00%	08/20/40	202,440
439,063	Pool 748939	4.00%	09/20/40	422,315
57,294	Pool 754384	4.50%	03/20/42	58,365
206,508	Pool 762905	4.50%	04/15/41	205,784
602,139	Pool 769102	4.50%	07/20/41	603,382
160,649	Pool 781623	5.00%	06/15/33	163,656
24,107	Pool 781697	6.00%	11/15/33	25,206
133,950	Pool 781824	5.50%	11/15/34	138,717
5,029	Pool 781862	5.50%	01/15/35	5,227
4,714	Pool 782070	7.00%	06/15/32	4,813
29,595	Pool 782810	4.50%	11/15/39	29,766
49,429	Pool 783091	5.50%	06/15/40	51,543
91,216	Pool 783375	5.00%	08/15/41	93,043
131,848	Pool 783760	5.00%	02/15/42	135,575
2,141,837	Pool 784063	5.00%	09/20/45	2,184,021
287,491	Pool 784343	5.00%	02/15/41	295,488
2,969,981	Pool 784752	4.00%	03/15/45	2,912,134
855,585	Pool 785020	3.00%	05/20/50	752,864
1,659,926	Pool AC0197	4.00%	12/20/42	1,607,334
247,452	Pool AD0026	3.50%	06/20/33	241,156
21,100	Pool AG8899	4.00%	12/20/43	20,327
486,219	Pool AI6317	4.50%	06/20/44	479,784
236,821	Pool AK2389	4.50%	11/20/44	234,103
56,621	Pool AN4469	5.00%	12/15/40	57,680
131,570	Pool AR8421	5.00%	10/20/41	132,210
650,291	Pool BB1216	4.50%	06/20/47	642,225
334,319	Pool BB4731	4.00%	07/20/47	318,348
251,970	Pool BB4757	4.00%	08/20/47	242,738
83,295	Pool BB4769	4.00%	08/20/47	79,249
214,006	Pool BD0483	4.50%	11/20/47	210,890
310,964	Pool BF0415	5.00%	06/20/35	311,967
257,796	Pool BL6909	5.00%	03/20/49	259,685
60,582	Pool MA1162	6.00%	07/20/43	63,705
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-Through Securities (Continued)
	Government National Mortgage Association (Continued)
$8,444	Pool MA2215	3.50%	09/20/44	$7,681
55,247	Pool MA2759	6.00%	01/20/45	58,024
26,649	Pool MA2897	6.00%	03/20/45	28,023
1,439,459	Pool MA5714	6.00%	01/20/49	1,513,867
				1,546,283,653
	Total U.S. Government Agency Mortgage-Backed Securities			4,303,438,119
	(Cost $4,407,648,797)
U.S. GOVERNMENT BONDS AND NOTES — 9.5%
28,288,000	U.S. Treasury Bond, STRIPS	(a)	11/15/33	20,410,481
6,000,000	U.S. Treasury Bond, STRIPS	(a)	02/15/34	4,276,613
9,100,000	U.S. Treasury Bond, STRIPS	(a)	05/15/34	6,405,913
3,852,000	U.S. Treasury Bond, STRIPS	(a)	08/15/34	2,678,087
67,433,000	U.S. Treasury Bond, STRIPS	(a)	11/15/34	46,284,609
63,418,000	U.S. Treasury Bond, STRIPS	(a)	02/15/35	42,997,087
58,205,000	U.S. Treasury Bond, STRIPS	(a)	05/15/35	38,960,769
10,200,000	U.S. Treasury Bond, STRIPS	(a)	08/15/35	6,741,304
13,500,000	U.S. Treasury Bond, STRIPS	(a)	11/15/35	8,807,781
27,339,000	U.S. Treasury Bond, STRIPS	(a)	02/15/36	17,602,894
9,185,000	U.S. Treasury Bond, STRIPS	(a)	05/15/36	5,836,917
10,000,000	U.S. Treasury Bond, STRIPS	(a)	08/15/36	6,277,369
6,500,000	U.S. Treasury Bond, STRIPS	(a)	02/15/37	3,977,298
3,890,000	U.S. Treasury Bond, STRIPS	(a)	05/15/37	2,348,841
23,853,000	U.S. Treasury Bond, STRIPS	(a)	05/15/38	13,638,795
10,000,000	U.S. Treasury Bond, STRIPS	(a)	05/15/39	5,403,236
20,000,000	U.S. Treasury Bond, STRIPS	(a)	11/15/39	10,508,910
25,750,000	U.S. Treasury Bond, STRIPS	(a)	02/15/40	13,341,544
25,825,000	U.S. Treasury Bond, STRIPS	(a)	02/15/41	12,637,275
30,750,000	U.S. Treasury Bond, STRIPS	(a)	05/15/41	14,839,664
39,132,310	U.S. Treasury Inflation Indexed Bond (i)	2.38%	10/15/28	40,578,737
36,033,550	U.S. Treasury Inflation Indexed Bond (i)	1.63%	10/15/29	36,640,752
30,000,000	U.S. Treasury Note (j)	4.13%	02/15/27	30,167,578
34,000,000	U.S. Treasury Note (j)	4.50%	04/15/27	34,405,078
10,000,000	U.S. Treasury Note	4.13%	11/15/27	10,103,125
15,000,000	U.S. Treasury Note	4.25%	01/15/28	15,204,785
18,000,000	U.S. Treasury Note	2.88%	05/15/28	17,690,976
58,600,000	U.S. Treasury Note (j)	4.13%	07/31/28	59,402,317
	Total U.S. Government Bonds and Notes			528,168,735
	(Cost $524,647,925)
MORTGAGE-BACKED SECURITIES — 6.9%
	Collateralized Mortgage Obligations — 4.6%
	Arroyo Mortgage Trust
9,000,000	Series 2019-2, Class M1 (g)	4.76%	04/25/49	8,764,593
1,400,502	Series 2019-3, Class A3 (g)	3.42%	10/25/48	1,350,194
1,459,088	Series 2021-1R, Class A2 (g)	1.48%	10/25/48	1,326,253
2,014,417	Series 2021-1R, Class A3 (g)	1.64%	10/25/48	1,834,062
	BRAVO Residential Funding Trust
911,025	Series 2021-NQM1, Class A2 (g)	1.26%	02/25/49	859,858
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	BRAVO Residential Funding Trust (Continued)
$2,277,561	Series 2021-NQM1, Class A3 (g)	1.33%	02/25/49	$2,146,608
889,023	Series 2025-NQM3, Class A1 (g)	5.57%	03/25/65	896,001
	Chase Home Lending Mortgage Trust
1,693,075	Series 2019-ATR2, Class A11, 1 Mo. CME Term SOFR + CSA + 0.90% (d) (g)	5.01%	07/25/49	1,612,797
	CIM Trust
704,433	Series 2019-INV1, Class A11 (g)	4.00%	02/25/49	676,922
	Citigroup Global Markets Mortgage Securities VII, Inc.
213	Series 2003-UP2, Class PO1, PO (e)	(a)	12/25/18	212
	COLT Mortgage Loan Trust
4,401,761	Series 2025-4, Class A1, steps up to 6.79% on 05/01/2029 (g) (k)	5.79%	04/25/70	4,453,240
	Connecticut Avenue Securities Trust
5,000,000	Series 2022-R02, Class 2M2, 30 Day Average SOFR + 3.00% (d) (g)	7.18%	01/25/42	5,113,197
1,802,050	Series 2024-R01, Class 1M1, 30 Day Average SOFR + 1.05% (d) (g)	5.23%	01/25/44	1,802,692
4,693,417	Series 2024-R04, Class 1A1, 30 Day Average SOFR + 1.00% (d) (g)	5.18%	05/25/44	4,703,233
4,650,506	Series 2024-R05, Class 2A1, 30 Day Average SOFR + 1.00% (d) (g)	5.18%	07/25/44	4,662,138
5,473,406	Series 2025-R02, Class 1A1, 30 Day Average SOFR + 1.00% (d) (g)	5.18%	02/25/45	5,486,635
	Credit Suisse Mortgage Trust
229,531	Series 2018-RPL9, Class A (g)	3.85%	09/25/57	222,229
423,776	Series 2021-RPL4, Class A1 (g)	4.14%	12/27/60	422,355
931,741	Series 2021-RPL6, Class A1 (g)	2.00%	10/25/60	849,790
	Ellington Financial Mortgage Trust
2,422,000	Series 2019-2, Class M1 (g)	3.47%	11/25/59	2,336,208
5,398,946	Series 2022-2, Class A1 (g)	4.30%	04/25/67	5,384,106
6,066,536	Series 2023-1, Class A1, steps up to 6.73% on 01/01/2027 (g) (k)	5.73%	02/25/68	6,062,665
	FARM Mortgage Trust
5,013,082	Series 2024-1, Class A (f) (g)	4.69%	10/01/53	4,905,264
5,846,918	Series 2024-2, Class A (f) (g)	5.19%	08/01/54	5,776,295
	Flagstar Mortgage Trust
109,857	Series 2018-2, Class A4 (g)	3.50%	04/25/48	106,146
3,349,131	Series 2018-4, Class B1 (f) (g)	4.13%	07/25/48	3,144,316
1,141,838	Series 2019-2, Class A11 (g)	3.50%	12/25/49	1,032,079
	GMACM Mortgage Loan Trust
723	Series 2003-J10, Class A1 (e)	4.75%	01/25/19	477
	GS Mortgage-Backed Securities Trust
236,933	Series 2019-PJ3, Class A1 (g)	3.50%	03/25/50	222,416
2,827,204	Series 2021-PJ6, Class A8 (g)	2.50%	11/25/51	2,550,206
10,000,000	Series 2022-LTV1, Class A14 (g)	3.00%	06/25/52	7,301,705
	HOMES Trust
4,663,267	Series 2024-AFC1, Class A1, steps up to 6.22% on 09/01/2028 (g) (k)	5.22%	08/25/59	4,669,622
2,544,797	Series 2025-AFC2, Class A1A, steps up to 6.47% on 06/01/2029 (g) (k)	5.47%	06/25/60	2,562,651
	JP Morgan Mortgage Trust
3,303	Series 2004-S2, Class 5A1	5.50%	12/25/19	3,204
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	JP Morgan Mortgage Trust (Continued)
$336,766	Series 2015-IVR2, Class A5 (f) (g)	5.89%	01/25/45	$336,286
1,119,402	Series 2019-1, Class A5 (g)	4.00%	05/25/49	1,051,283
484,733	Series 2019-8, Class A15 (g)	3.50%	03/25/50	437,901
5,046,151	Series 2019-INV1, Class B1 (f) (g)	4.92%	09/25/49	4,965,962
857,007	Series 2019-INV2, Class A15 (g)	3.50%	02/25/50	779,186
3,173,977	Series 2020-INV1, Class A15 (g)	3.50%	08/25/50	2,832,120
11,850,000	Series 2025-3, Class A1C, steps up to 6.64% on 04/01/2029 (g) (k)	5.64%	09/25/55	11,877,987
3,000,000	Series 2025-5MPR, Class A1C, steps up to 6.82% on 05/01/2029 (g) (k)	5.82%	11/25/55	3,029,037
	Mello Mortgage Capital Acceptance
3,550,477	Series 2018-MTG2, Class A9 (g)	4.36%	10/25/48	3,417,385
	MetLife Securitization Trust
3,626,190	Series 2018-1A, Class A (g)	3.75%	03/25/57	3,546,020
	MFRA Trust
12,024,774	Series 2024-NQM3, Class A1, steps up to 6.72% on 12/01/2028 (g) (k)	5.72%	12/25/69	12,109,495
1,772,179	Series 2025-NQM1, Class A1, steps up to 6.44% on 02/01/2029 (g) (k)	5.44%	03/25/70	1,781,011
	Morgan Stanley Residential Mortgage Loan Trust
3,484,538	Series 2025-SPL1, Class A1 (c) (g)	4.25%	02/25/65	3,411,336
	New Residential Mortgage Loan Trust
2,905,897	Series 2015-2A, Class B1 (g)	4.50%	08/25/55	2,881,456
2,543,339	Series 2016-1A, Class A1 (g)	3.75%	03/25/56	2,468,207
1,971,328	Series 2016-3A, Class B1 (g)	4.00%	09/25/56	1,929,268
7,040,701	Series 2018-4A, Class A1S, 1 Mo. CME Term SOFR + CSA + 0.75% (d) (g)	4.86%	01/25/48	6,923,646
	OBX Trust
733,671	Series 2018-EXP1, Class 1A3 (g)	4.00%	04/25/48	702,542
	Onslow Bay Mortgage Loan Trust
5,172,532	Series 2021-NQM4, Class A1 (g)	1.96%	10/25/61	4,478,121
2,203,552	Series 2025-NQM6, Class A1, steps up to 6.60% on 03/01/2029 (g) (k)	5.60%	03/25/65	2,223,942
	PRKCM Trust
2,572,594	Series 2025-HOME1, Class A1A, steps up to 6.55% on 03/01/2029 (g) (k)	5.55%	02/25/60	2,596,534
897,939	Series 2025-HOME1, Class A1B, steps up to 6.65% on 03/01/2029 (g) (k)	5.65%	02/25/60	907,995
	Provident Funding Mortgage Trust
1,018,978	Series 2019-1, Class A5 (g)	3.00%	12/25/49	884,532
2,193,535	Series 2020-1, Class A5 (g)	3.00%	02/25/50	1,898,144
	PRPM LLC
431,101	Series 2024-8, Class A1, steps up to 8.90% on 12/25/2027 (g) (k)	5.90%	12/25/29	430,854
4,257,877	Series 2024-RPL2, Class A1, steps up to 4.50% on 05/25/2028 (g) (k)	3.50%	05/25/54	4,151,004
8,698,102	Series 2024-RPL3, Class A1, steps up to 5.00% on 11/25/2028 (g) (k)	4.00%	11/25/54	8,517,851
14,792,958	Series 2024-RPL4, Class A1, steps up to 5.00% on 12/25/2028 (g) (k)	4.00%	12/25/54	14,499,897
5,391,217	Series 2025-2, Class A1, steps up to 9.47% on 05/01/2028 (g) (k)	6.47%	05/25/30	5,407,979
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	PRPM LLC (Continued)
$3,917,095	Series 2025-7, Class A1, steps up to 8.50% on 08/01/2028 (g) (k)	5.50%	08/25/30	$3,921,854
4,555,929	Series 2025-NQM2, Class A1, steps up to 6.69% on 05/01/2029 (g) (k)	5.69%	04/25/70	4,590,932
1,443,729	Series 2025-RCF4, Class A1, steps up to 5.50% on 08/01/2029 (g) (k)	4.50%	08/25/55	1,430,677
1,864,850	Series 2025-RPL3, Class A1, steps up to 4.25% on 04/01/2028 (g) (k)	3.25%	04/25/55	1,801,183
5,296,891	Series 2025-RPL4, Class A1, steps up to 4.00% on 05/01/2029 (g) (k)	3.00%	05/25/55	5,027,785
	Seasoned Credit Risk Transfer Trust
490,957	Series 2017-2, Class M1 (g)	4.00%	08/25/56	489,443
	Sequoia Mortgage Trust
165,292	Series 2017-CH1, Class A13 (g)	4.00%	08/25/47	157,421
4,378,680	Series 2018-CH1, Class B1B (g)	4.43%	03/25/48	4,241,152
	Starwood Mortgage Residential Trust
6,599,284	Series 2022-3, Class A1 (g)	4.16%	03/25/67	6,580,120
	TIAA Bank Mortgage Loan Trust
708,387	Series 2018-3, Class A1 (g)	4.00%	11/25/48	673,883
	Towd Point Mortgage Trust
1,850,000	Series 2017-4, Class B4 (g)	3.65%	06/25/57	1,479,267
5,894,405	Series 2019-1, Class A1 (g)	3.75%	03/25/58	5,751,649
2,999,618	Series 2019-HY2, Class A1, 1 Mo. CME Term SOFR + CSA + 1.00% (d) (g)	5.11%	05/25/58	3,067,485
	TRK Trust
2,672,459	Series 2021-INV1, Class A1 (g)	1.15%	07/25/56	2,434,654
	Verus Securitization Trust
2,841,224	Series 2025-3, Class A1, steps up to 6.62% on 04/01/2029 (g) (k)	5.62%	05/25/70	2,870,835
	Vista Point Securitization Trust
6,662,000	Series 2020-1, Class M1 (g)	4.15%	03/25/65	6,603,891
	Wells Fargo Mortgage Backed Securities Trust
158,903	Series 2019-1, Class A1 (g)	3.92%	11/25/48	151,823
	WinWater Mortgage Loan Trust
522,749	Series 2016-1, Class 2A3 (g)	3.00%	12/20/30	505,834
2,717,002	Series 2016-1, Class B1 (f) (g)	3.78%	01/20/46	2,615,241
				258,112,479
	Commercial Mortgage-Backed Securities — 2.3%
	Arbor Multifamily Mortgage Securities Trust
19,400,000	Series 2020-MF1, Class A4 (g)	2.50%	05/15/53	18,093,973
1,493,390	Series 2020-MF1, Class A5 (g)	2.76%	05/15/53	1,397,466
2,963,000	Series 2020-MF1, Class AS (g)	3.06%	05/15/53	2,765,098
	BANK
7,687,573	Series 2019-BNK23, Class XA, IO (f)	0.68%	12/15/52	178,813
8,184,663	Series 2020-BNK26, Class XA, IO (f)	1.19%	03/15/63	314,692
3,450,000	Series 2022-BNK43, Class ASB	4.50%	08/15/55	3,460,804
	BBCMS Mortgage Trust
7,000,000	Series 2018-TALL, Class A, 1 Mo. CME Term SOFR + CSA + 0.87% (d) (g)	4.95%	03/15/37	6,609,980
	Benchmark Mortgage Trust
75,106,772	Series 2024-V6, Class XA, IO (f)	1.34%	03/15/57	2,989,250
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	BMO Mortgage Trust
$78,500,000	Series 2024-5C3, Class XA, IO (f)	1.12%	02/15/57	$2,494,361
64,645,000	Series 2025-C13, Class XA, IO (f)	1.22%	10/15/58	5,113,982
	BPR Trust
4,299,603	Series 2021-WILL, Class A, 1 Mo. CME Term SOFR + CSA + 1.75% (d) (g)	5.90%	06/15/38	4,321,688
	BWAY Trust
3,753,000	Series 2025-1535, Class A (f) (g)	6.31%	05/05/42	3,896,278
1,480,000	Series 2025-1535, Class B (f) (g)	7.46%	05/05/42	1,552,928
	BX Commercial Mortgage Trust
2,900,000	Series 2020-VIV4, Class A (g)	2.84%	03/09/44	2,687,371
	BX Trust
5,740,000	Series 2025-GW, Class A, 1 Mo. CME Term SOFR + 1.60% (d) (g)	5.63%	07/15/42	5,756,577
	CFCRE Commercial Mortgage Trust
200,801,789	Series 2017-C8, Class XA, IO (f)	1.47%	06/15/50	2,957,951
	Citigroup Commercial Mortgage Trust
85,817,808	Series 2016-P4, Class XA, IO (f)	1.89%	07/10/49	384,172
	COMM Mortgage Trust
41,260,000	Series 2024-277P, Class X, IO (f) (g)	0.66%	08/10/44	1,022,637
	Credit Suisse Mortgage Trust
2,800,000	Series 2019-UVIL, Class A (g)	3.16%	12/15/41	2,636,337
	CSAIL Commercial Mortgage Trust
55,980,473	Series 2020-C19, Class XA, IO (f)	1.09%	03/15/53	1,986,316
	FIVE Mortgage Trust
26,014,506	Series 2023-V1, Class XA, IO (c)	0.67%	02/10/56	324,947
	GS Mortgage Securities Trust
4,025,000	Series 2024-FAIR, Class A (f) (g)	5.88%	07/15/29	4,144,382
	Hilton USA Trust
4,250,000	Series 2016-HHV, Class A (g)	3.72%	11/05/38	4,209,484
	Houston Galleria Mall Trust
5,425,000	Series 2025-HGLR, Class A (f) (g)	5.46%	02/05/45	5,644,262
	JP Morgan Chase Commercial Mortgage Securities Trust
1,462,209	Series 2017-JP5, Class A4	3.46%	03/15/50	1,452,718
3,561,390	Series 2018-PHH, Class A, 1 Mo. CME Term SOFR + CSA + 1.21% (d) (g)	5.29%	06/15/35	3,007,124
	JW Trust
3,500,000	Series 2024-BERY, Class A, 1 Mo. CME Term SOFR + 1.59% (d) (g)	5.63%	11/15/39	3,508,277
	Morgan Stanley Capital I Trust
4,527,000	Series 2018-MP, Class A (f) (g)	4.28%	07/11/40	4,306,951
	MSWF Commercial Mortgage Trust
22,148,290	Series 2023-1, Class XA, IO (f)	0.86%	05/15/56	1,111,713
	NRTH Commercial Mortgage Trust
5,611,500	Series 2025-PARK, Class A, 1 Mo. CME Term SOFR + 1.39% (d) (g)	5.54%	10/15/40	5,621,627
	NY Commercial Mortgage Trust
3,230,000	Series 2025-299P, Class A (f) (g)	5.66%	02/10/47	3,399,773
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	NYO Commercial Mortgage Trust
$5,300,000	Series 2021-1290, Class A, 1 Mo. CME Term SOFR + CSA + 1.10% (d) (g)	5.24%	11/15/38	$5,281,137
	One Bryant Park Trust
2,250,000	Series 2019-OBP, Class A (g)	2.52%	09/15/54	2,078,212
	SKY Trust
2,945,663	Series 2025-LINE, Class A, 1 Mo. CME Term SOFR + 2.59% (d) (g)	6.62%	04/15/42	2,967,034
	Wells Fargo Commercial Mortgage Trust
3,519,700	Series 2018-C47, Class AS	4.67%	09/15/61	3,501,059
5,100,000	Series 2025-B33RP, Class A, 1 Mo. CME Term SOFR + 1.35% (d) (g)	5.38%	08/15/42	5,110,458
				126,289,832
	Total Mortgage-Backed Securities			384,402,311
	(Cost $385,815,773)
ASSET-BACKED SECURITIES — 1.9%
	Capital Street Master Trust
5,000,000	Series 2024-1, Class A, 30 Day Average SOFR + 1.35% (d) (g)	5.55%	10/16/28	5,024,572
2,500,000	Series 2025-1, Class A, 30 Day Average SOFR + 1.10% (d) (g)	5.30%	08/16/29	2,502,445
	CoreVest American Finance Trust
931,739	Series 2020-3, Class A (g)	1.36%	08/15/53	919,344
361,257	Series 2020-4, Class A (g)	1.17%	12/15/52	360,581
5,186,878	Series 2021-1, Class A (g)	1.57%	04/15/53	5,108,152
1,004,680	Series 2021-2, Class A (g)	1.41%	07/15/54	971,139
661,839	Series 2021-3, Class A (g)	1.90%	10/15/54	648,645
	Exeter Select Automobile Receivables Trust
4,250,000	Series 2025-1, Class D	6.14%	09/15/31	4,381,369
	FNA VI LLC
2,409,431	Series 2021-1A, Class A (g)	1.35%	01/10/32	2,260,824
	Gracie Point International Funding LLC
4,030,000	Series 2024-1A, Class A, 90 Day Average SOFR + 1.70% (d) (g)	6.06%	03/01/28	4,036,981
16,300,000	Series 2025-1A, Class A, 30 Day Average SOFR + 1.50% (d) (g)	5.81%	08/15/28	16,308,600
	GSAMP Trust
1,105,753	Series 2006-SEA1, Class M2, 1 Mo. CME Term SOFR + CSA + 1.65% (d) (g)	5.76%	05/25/36	1,358,175
	Island Finance Trust
3,000,000	Series 2025-1A, Class A (g)	6.54%	03/19/35	3,034,894
	Oscar US Funding XVII LLC
4,900,000	Series 2024-2A, Class A3 (g)	4.47%	03/12/29	4,914,057
	Pagaya AI Debt Grantor Trust
3,586,158	Series 2024-10, Class A (g)	5.18%	06/15/32	3,602,480
4,156,555	Series 2024-11, Class A (g)	5.09%	07/15/32	4,172,894
3,364,214	Series 2025-1, Class A2 (g)	5.16%	07/15/32	3,390,439
2,427,677	Series 2025-2, Class A (c) (g)	4.90%	10/15/32	2,434,429
2,500,000	Series 2025-5, Class A2 (g)	5.11%	03/15/33	2,514,931
	Pagaya AI Debt Trust
5,000,000	Series 2025-4, Class A2 (g)	5.37%	01/17/33	5,038,251
	PFS Financing Corp.
2,500,000	Series 2025-C, Class A, 30 Day Average SOFR + 0.95% (d) (g)	5.18%	04/15/29	2,510,506
4,000,000	Series 2025-D, Class A (g)	4.47%	05/15/30	4,034,322
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	Progress Residential Trust
$5,484,964	Series 2025-SFR1, Class A (g)	3.40%	02/17/42	$5,259,270
4,341,000	Series 2025-SFR3, Class A (g)	3.39%	07/17/42	4,136,266
	PRPM LLC
1,925,000	Series 2025-RCF5, Class A1, steps up to 5.84% on 10/01/2029 (g) (k)	4.84%	10/25/55	1,922,826
	Research-Driven Pagaya Motor Asset Trust
2,149,886	Series 2025-1A, Class A (g)	5.04%	06/27/33	2,154,422
	Research-Driven Pagaya Motor Trust
8,000,000	Series 2025-5A, Class A3 (g)	4.84%	06/26/34	7,986,638
	Saluda Grade Alternative Mortgage Trust
4,355,569	Series 2025-NPL1, Class A1, steps up to 10.12% on 12/01/2027 (g) (k)	7.12%	01/25/30	4,374,528
	VCAT LLC
3,710,885	Series 2025-NPL2, Class A1, steps up to 8.98% on 01/25/2028 (g) (k)	5.98%	01/25/55	3,716,848
	Total Asset-Backed Securities			109,078,828
	(Cost $107,896,941)
U.S. GOVERNMENT AGENCY SECURITIES — 0.2%
10,225,000	Tennessee Valley Authority	5.25%	02/01/55	10,342,360
	(Cost $9,869,477)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 0.1%
	Capital Markets — 0.1%
20,000	First Trust AAA CMBS ETF (l)	410,202
60,000	First Trust Intermediate Government Opportunities ETF (l)	1,234,200
73,956	First Trust Long Duration Opportunities ETF (l)	1,623,704
22,500	First Trust Structured Credit Income Opportunities ETF (l)	466,987
	Total Exchange-Traded Funds	3,735,093
	(Cost $3,820,517)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 4.8%
$20,000,000	U.S. Treasury Bill	(a)	11/06/25	19,993,664
20,000,000	U.S. Treasury Bill	(a)	11/12/25	19,980,837
120,000,000	U.S. Treasury Bill	(a)	11/18/25	119,806,701
100,000,000	U.S. Treasury Bill (j)	(a)	11/25/25	99,763,256
10,000,000	U.S. Treasury Bill	(a)	12/02/25	9,968,894
	Total U.S. Treasury Bills			269,513,352
	(Cost $269,399,320)

See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
MONEY MARKET FUNDS — 1.8%
102,204,610	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (m)	$102,204,610
	(Cost $102,204,610)
	Total Investments — 102.2%	5,710,883,408
	(Cost $5,811,303,360)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT — (5.2)%
	Pass-Through Securities — (5.2)%
	Federal National Mortgage Association
$(49,500,000)	Pool TBA (h)	2.50%	12/15/55	(42,034,359)
(40,000,000)	Pool TBA (h)	3.00%	12/15/55	(35,443,750)
(10,000,000)	Pool TBA (h)	3.50%	12/15/55	(9,213,142)
(80,000,000)	Pool TBA (h)	4.00%	12/15/55	(75,880,974)
(32,814,000)	Pool TBA (h)	4.50%	12/15/55	(31,969,692)
(26,291,000)	Pool TBA (h)	3.00%	01/15/56	(23,302,453)
(51,116,000)	Pool TBA (h)	3.50%	01/15/56	(47,105,879)
(28,210,000)	Pool TBA	4.00%	01/15/56	(26,760,834)
	Total Investments Sold Short — (5.2)%			(291,711,083)
	(Proceeds $291,777,010)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(305)	3 Month SOFR Futures Call	$(73,813,812)	$97.50	12/10/27	(162,031)
(62)	U.S. 2-Year Treasury Futures Call	(12,911,016)	104.25	11/21/25	(9,688)
(300)	U.S. 2-Year Treasury Futures Call	(62,472,656)	104.50	11/21/25	(14,063)
(200)	U.S. 5-Year Treasury Futures Call	(21,842,188)	109.00	11/21/25	(82,813)
(50)	U.S. 5-Year Treasury Futures Call	(5,460,547)	112.00	11/21/25	(391)
(161)	U.S. 5-Year Treasury Futures Call	(17,591,766)	111.50	02/20/26	(28,930)
(85)	U.S. 5-Year Treasury Futures Call	(9,287,578)	112.00	02/20/26	(11,289)
(170)	U.S. 10-Year Treasury Futures Call	(19,154,219)	112.00	11/21/25	(148,750)
(164)	U.S. 10-Year Treasury Futures Call	(18,478,188)	115.00	11/21/25	(5,125)
(91)	U.S. 10-Year Treasury Futures Call	(10,253,141)	116.00	11/21/25	(1,422)
(1,116)	U.S. 10-Year Treasury Futures Call	(125,672,062)	115.00	02/20/26	(470,812)
(432)	U.S. 10-Year Treasury Futures Call	(48,647,250)	116.00	02/20/26	(121,500)
(512)	U.S. 10-Year Treasury Futures Call	(57,656,000)	118.00	02/20/26	(64,000)
(38)	U.S. 10-Year Treasury Futures Call	(4,273,814)	115.00	05/22/26	(29,688)
(166)	U.S. Treasury Long Bond Futures Call	(19,473,875)	116.00	11/21/25	(287,906)
(465)	U.S. Treasury Long Bond Futures Call	(54,550,312)	118.00	11/21/25	(290,625)
(749)	U.S. Treasury Long Bond Futures Call	(87,867,062)	120.00	11/21/25	(140,437)
(81)	U.S. Treasury Long Bond Futures Call	(9,502,313)	121.00	11/21/25	(8,859)
(663)	U.S. Treasury Long Bond Futures Call	(77,778,187)	122.00	11/21/25	(51,797)
(41)	U.S. Treasury Long Bond Futures Call	(4,809,813)	125.00	11/21/25	(1,281)
(13)	U.S. Treasury Long Bond Futures Call	(1,525,063)	126.00	11/21/25	(406)
(47)	U.S. Treasury Long Bond Futures Call	(5,513,688)	128.00	11/21/25	(0)
(200)	U.S. Treasury Long Bond Futures Call	(23,462,500)	130.00	11/21/25	(0)
(40)	U.S. Treasury Long Bond Futures Call	(4,681,250)	122.00	02/20/26	(32,500)
(329)	U.S. Treasury Long Bond Futures Call	(38,503,281)	123.00	02/20/26	(215,906)
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(345)	U.S. Treasury Long Bond Futures Call	$(40,375,781)	$124.00	02/20/26	$(177,891)
(272)	U.S. Treasury Long Bond Futures Call	(31,832,500)	126.00	02/20/26	(93,500)
(57)	U.S. Treasury Long Bond Futures Call	(6,652,969)	128.00	05/22/26	(34,734)
(141)	Ultra U.S. 10-Year Treasury Futures Call	(16,292,109)	115.00	11/21/25	(121,172)
(43)	Ultra U.S. 10-Year Treasury Futures Call	(4,968,516)	118.00	11/21/25	(2,688)
(53)	Ultra U.S. 10-Year Treasury Futures Call	(6,123,984)	120.00	11/21/25	(828)
(63)	Ultra U.S. Treasury Long Bond Futures Call	(7,640,719)	119.00	11/21/25	(169,312)
(184)	Ultra U.S. Treasury Long Bond Futures Call	(22,315,750)	124.00	11/21/25	(63,250)
(77)	Ultra U.S. Treasury Long Bond Futures Call	(9,338,656)	125.00	11/21/25	(15,641)
	Total Call Options Written				(2,859,235)
	(Premiums received $6,181,593)
	Put Options Written — (0.0)%
(500)	3 Month SOFR Futures Put	(121,006,250)	95.00	12/10/27	(96,875)
(305)	3 Month SOFR Futures Put	(73,813,812)	95.50	12/10/27	(93,406)
(334)	U.S. 2-Year Treasury Futures Put	(69,552,891)	103.00	11/21/25	(0)
(81)	U.S. 2-Year Treasury Futures Put	(16,867,617)	103.25	11/21/25	(0)
(200)	U.S. 2-Year Treasury Futures Put	(41,648,437)	103.88	11/21/25	(15,625)
(116)	U.S. 2-Year Treasury Futures Put	(24,192,344)	103.75	02/20/26	(27,188)
(112)	U.S. 5-Year Treasury Futures Put	(12,231,625)	106.00	11/21/25	(0)
(372)	U.S. 5-Year Treasury Futures Put	(40,626,469)	106.50	11/21/25	(0)
(40)	U.S. 5-Year Treasury Futures Put	(4,370,625)	107.50	02/20/26	(7,500)
(25)	U.S. 5-Year Treasury Futures Put	(2,731,641)	108.00	02/20/26	(7,422)
(154)	U.S. 5-Year Treasury Futures Put	(16,829,312)	108.00	05/22/26	(84,219)
(168)	U.S. 10-Year Treasury Futures Put	(18,928,875)	107.00	11/21/25	(0)
(20)	U.S. 10-Year Treasury Futures Put	(2,253,438)	107.50	11/21/25	(0)
(286)	U.S. 10-Year Treasury Futures Put	(32,224,156)	108.00	11/21/25	(0)
(177)	U.S. 10-Year Treasury Futures Put	(19,931,859)	109.00	02/20/26	(35,953)
(157)	U.S. 10-Year Treasury Futures Put	(17,679,672)	110.00	02/20/26	(53,969)
(158)	U.S. 10-Year Treasury Futures Put	(17,792,281)	111.00	02/20/26	(91,344)
(63)	U.S. Treasury Long Bond Futures Put	(7,390,687)	98.00	11/21/25	(0)
(167)	U.S. Treasury Long Bond Futures Put	(19,591,187)	99.00	11/21/25	(0)
(84)	U.S. Treasury Long Bond Futures Put	(9,854,250)	103.00	11/21/25	(0)
(92)	U.S. Treasury Long Bond Futures Put	(10,792,750)	105.00	11/21/25	(0)
(21)	U.S. Treasury Long Bond Futures Put	(2,463,563)	106.00	11/21/25	(328)
(25)	U.S. Treasury Long Bond Futures Put	(2,932,813)	108.00	11/21/25	(391)
(280)	U.S. Treasury Long Bond Futures Put	(32,768,750)	108.00	02/20/26	(83,125)
(356)	U.S. Treasury Long Bond Futures Put	(41,663,125)	110.00	02/20/26	(166,875)
(56)	U.S. Treasury Long Bond Futures Put	(6,553,750)	111.00	02/20/26	(33,250)
(400)	U.S. Treasury Long Bond Futures Put	(46,812,500)	112.00	02/20/26	(306,250)
(90)	U.S. Treasury Long Bond Futures Put	(10,532,812)	114.00	02/20/26	(111,094)
(415)	U.S. Treasury Long Bond Futures Put	(48,567,969)	116.00	02/20/26	(804,062)
(77)	U.S. Treasury Long Bond Futures Put	(8,987,344)	114.00	05/22/26	(175,656)
(20)	Ultra U.S. 10-Year Treasury Futures Put	(2,310,938)	112.00	11/21/25	(625)
(60)	Ultra U.S. Treasury Long Bond Futures Put	(7,276,875)	110.00	11/21/25	(2,812)
(7)	Ultra U.S. Treasury Long Bond Futures Put	(848,969)	112.00	11/21/25	(328)
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Put Options Written (Continued)
(4)	Ultra U.S. Treasury Long Bond Futures Put	$(485,125)	$113.00	11/21/25	$(188)
(8)	Ultra U.S. Treasury Long Bond Futures Put	(967,750)	116.00	02/20/26	(10,625)
	Total Put Options Written				(2,209,110)
	(Premiums received $5,939,659)
	Total Written Options				(5,068,345)
	(Premiums received $12,121,252)
	Net Other Assets and Liabilities — 3.1%				172,294,066
	Net Assets — 100.0%				$5,586,398,046
Futures Contracts at October 31, 2025 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	2,938	Dec-2025	$611,815,548	$(500,458)

Futures Contracts Short
U.S. 5-Year Treasury Notes	1,375	Dec-2025	$(150,165,040)	$(1,541)
U.S. 10-Year Treasury Notes	2,571	Dec-2025	(289,679,391)	(1,558,261)
U.S. Treasury Long Bond Futures	1,512	Dec-2025	(177,376,500)	(1,202,686)
Ultra U.S. 10-Year Treasury Notes	7,521	Dec-2025	(868,557,984)	(11,054,471)
Ultra U.S. Treasury Bond Futures	2,294	Dec-2025	(278,219,187)	(9,320,030)
			$(1,763,998,102)	$(23,136,989)
		Total	$(1,152,182,554)	$(23,637,447)

(a)	Zero coupon security.
(b)	Inverse floating rate security.
(c)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(d)	Floating or variable rate security.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(g)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At
October 31, 2025, securities noted as such amounted to $520,452,561 or 9.3% of net assets.

(h)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(i)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(j)	All or a portion of this security is segregated as collateral for open futures and options contracts. At October 31, 2025, the segregated value of these securities amounts to $89,795,295.
(k)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(l)	Investment in an affiliated fund.
(m)	Rate shown reflects yield as of October 31, 2025.

See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Portfolio of Investments (Continued)
October 31, 2025
Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$4,303,438,119	$—	$4,303,438,119	$—
U.S. Government Bonds and Notes	528,168,735	—	528,168,735	—
Mortgage-Backed Securities	384,402,311	—	384,402,311	—
Asset-Backed Securities	109,078,828	—	109,078,828	—
U.S. Government Agency Securities	10,342,360	—	10,342,360	—
Exchange-Traded Funds*	3,735,093	3,735,093	—	—
U.S. Treasury Bills	269,513,352	—	269,513,352	—
Money Market Funds	102,204,610	102,204,610	—	—
Total Investments	$5,710,883,408	$105,939,703	$5,604,943,705	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities Sold Short	$(291,711,083)	$—	$(291,711,083)	$—
Written Options	(5,068,345)	(5,068,345)	—	—
Futures Contracts**	(23,637,447)	(23,637,447)	—	—
Total	$(320,416,875)	$(28,705,792)	$(291,711,083)	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value - Unaffiliated	$5,707,148,315
Investments, at value - Affiliated	3,735,093
Total investments, at value	5,710,883,408
Cash segregated as collateral	1,233,996
Receivables:
Investment securities sold	846,527,692
Interest	20,137,545
Capital shares sold	17,474,624
Variation margin	2,122,656
Dividends	374,950
Total Assets	6,598,754,871

LIABILITIES:
Investments sold short, at value	291,711,083
Options contracts written, at value	5,068,345
Payables:
Investment securities purchased	693,856,144
Distributions to shareholders	18,742,500
Investment advisory fees	2,977,973
Other liabilities	780
Total Liabilities	1,012,356,825
NET ASSETS	$5,586,398,046

NET ASSETS consist of:
Paid-in capital	$5,756,710,865
Par value	1,120,000
Accumulated distributable earnings (loss)	(171,432,819)
NET ASSETS	$5,586,398,046
NET ASSET VALUE, per share	$49.88
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	112,000,002
Investments, at cost - Unaffiliated	$5,807,482,843
Investments, at cost - Affiliated	$3,820,517
Total investments, at cost	$5,811,303,360
Investments sold short, proceeds	$291,777,010
Premiums received on options contracts written	$12,121,252
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$228,812,489
Dividends - Unaffiliated	15,805,178
Dividends - Affiliated	149,799
Total investment income	244,767,466

EXPENSES:
Investment advisory fees	31,936,691
Other expenses	374,820
Total expenses	32,311,511
Less fees waived by the investment advisor	(20,912)
Net expenses	32,290,599
NET INVESTMENT INCOME (LOSS)	212,476,867

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	10,857,958
Investments - Affiliated	(145)
Investments sold short	639,693
Purchased options contracts	(2,200,411)
Written options contracts	35,495,571
Futures contracts	41,235,370
Net realized gain (loss)	86,028,036
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	106,993,848
Investments - Affiliated	95,169
Investments sold short	(190,736)
Purchased options contracts	11,605
Written options contracts	15,817,192
Futures contracts	(79,825,683)
Net change in unrealized appreciation (depreciation)	42,901,395
NET REALIZED AND UNREALIZED GAIN (LOSS)	128,929,431
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$341,406,298
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$212,476,867	$174,184,477
Net realized gain (loss)	86,028,036	(28,277,529)
Net change in unrealized appreciation (depreciation)	42,901,395	180,379,089
Net increase (decrease) in net assets resulting from operations	341,406,298	326,286,037

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(207,519,004)	(177,073,308)
Return of capital	—	(5,490,696)
Total distributions to shareholders	(207,519,004)	(182,564,004)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	942,672,173	687,580,786
Cost of shares redeemed	(36,639,953)	(112,449,763)
Net increase (decrease) in net assets resulting from shareholder transactions	906,032,220	575,131,023
Total increase (decrease) in net assets	1,039,919,514	718,853,056

NET ASSETS:
Beginning of period	4,546,478,532	3,827,625,476
End of period	$5,586,398,046	$4,546,478,532

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	93,600,002	81,850,002
Shares sold	19,150,000	14,100,000
Shares redeemed	(750,000)	(2,350,000)
Shares outstanding, end of period	112,000,002	93,600,002
See Notes to Financial Statements

First Trust Low Duration Opportunities ETF (LMBS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$48.57	$46.76	$46.97	$50.40	$51.45
Income from investment operations:
Net investment income (loss)	2.09 (a)	2.05 (a)	1.72 (a)	0.85	0.39
Net realized and unrealized gain (loss)	1.26	1.91	(0.17)	(3.32)	(0.40)
Total from investment operations	3.35	3.96	1.55	(2.47)	(0.01)
Distributions paid to shareholders from:
Net investment income	(2.04)	(2.09)	(1.76)	(0.69)	(0.36)
Net realized gain	—	—	—	(0.27)	—
Return of capital	—	(0.06)	—	—	(0.68)
Total distributions	(2.04)	(2.15)	(1.76)	(0.96)	(1.04)
Net asset value, end of period	$49.88	$48.57	$46.76	$46.97	$50.40
Total return (b)	7.06%	8.59%	3.29%	(4.96)%	(0.02)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,586,398	$4,546,479	$3,827,625	$4,863,247	$6,780,968
Ratio of total expenses to average net assets (c)	0.65%	0.64%	0.64%	0.65%	0.65%
Ratio of net expenses to average net assets (c)	0.65%	0.64%	—	—	—
Ratio of net investment income (loss) to average net assets (c)	4.27%	4.25%	3.60%	1.66%	0.75%
Portfolio turnover rate (d)	268%	413%	646% (e)	831% (e)	495% (e)

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)	The portfolio turnover rate not including mortgage dollar rolls was 556%, 641%, and 368% for the years ended October 31, 2023, 2022, and 2021, respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Low Duration Opportunities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “LMBS” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income. The Fund’s secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments consist of: (1) residential mortgage-backed securities (RMBS); (2) commercial mortgage-backed securities (CMBS); (3) stripped mortgage-backed securities (SMBS), which are mortgage-backed securities where mortgage payments are divided up between paying the loan’s principal and paying the loan’s interest; and (4) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets. The Fund may also invest in securities of other investment companies, including ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are neither issued nor guaranteed by Government Entities(1) to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”). The Fund may also invest in to-be-announced transactions (“TBA Transactions”). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets an estimated effective duration of three years or less.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national

(1)
“Government Entities” means the U.S. government, its agencies and instrumentalities, and U.S. government-sponsored entities.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund had no when-issued or delayed-delivery securities. At October 31, 2025, the Fund held $100,343,051 of forward purchase commitments and $253,022,966 of forward purchase commitments sold short.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When a Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund may also invest up to 20% of its net assets in over-the-counter derivatives. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to investments in affiliated funds at October 31, 2025, and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2025	Value at 10/31/2024	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2025	Dividend Income
First Trust AAA CMBS ETF*	20,000	$151,525	$254,985	$—	$3,692	$—	$410,202	$17,396
First Trust Intermediate Government Opportunities ETF	60,000	657,054	547,080	—	30,066	—	1,234,200	47,251
First Trust Long Duration Opportunities ETF	73,956	1,576,002	—	(5,940)	53,600	42	1,623,704	57,847
First Trust Structured Credit Income Opportunities ETF	22,500	319,611	155,954	(16,202)	7,811	(187)	466,987	27,305
		$2,704,192	$958,019	$(22,142)	$95,169	$(145)	$3,735,093	$149,799

*	Formerly known as First Trust Commercial Mortgage Opportunities ETF.
K. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences,

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$204,646,004	$178,321,308
Capital gains	—	—
Return of capital	—	5,490,696
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(18,646,455)
Accumulated capital and other gain (loss)	(46,433,011)
Net unrealized appreciation (depreciation)	(106,353,353)
L. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $46,433,011 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the taxable year ended October 31, 2025, the Fund utilized $20,490,329 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$1,506,860	$(1,500,920)	$(5,940)

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,496,819,886	$91,758,252	$(198,111,605)	$(106,353,353)
M. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
N. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
Pursuant to a contractual agreement between the Trust, on behalf of LMBS, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the Fund’s acquired fund fees and expenses that are attributed to the Fund’s investment in the shares of investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) the termination of LMBS’s investment management agreement with First Trust; however, it is expected to remain in place at least until June 30, 2026. First Trust does not have the right to recover the waived fees. For the fiscal year ended October 31, 2025, First Trust waived $20,912 of management fees.

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2025, were $8,965,486,075 and $343,136,349, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2025 were $7,727,853,372 and $302,558,542, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $3,730,530,055 and $4,289,377,357, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$5,068,345
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	23,637,447

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(2,200,411)
Written options contracts	35,495,571
Futures contracts	41,235,370

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
Statement of Operations Location
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	$11,605
Written options contracts	15,817,192
Futures contracts	(79,825,683)
During the fiscal year ended October 31, 2025, the premiums for purchased options contracts opened were $2,405,803 and the premiums for purchased options contracts closed, exercised and expired were $2,477,174.
During the fiscal year ended October 31, 2025, the premiums for written options contracts opened were $63,481,342 and the premiums for written options contracts closed, exercised and expired were $69,331,845.
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $2,227,980,375.
The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale

Notes to Financial Statements (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025
of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Low Duration Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Low Duration Opportunities ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Government & Securitized Products Group is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Government & Securitized Products Group and noted the Board’s prior meetings with members of the Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Government & Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to a Fee Offset Agreement for the Fund, whereby the Advisor will offset the unitary fee paid by the Fund related to the portion of the Fund’s assets invested in other investment companies advised by the Advisor, and that, at its March 9–10, 2025 meeting, the Board approved the continuation of that arrangement through June 30, 2026.

Other Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025 (Unaudited)
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-, three-, five-, and ten-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Low Duration Opportunities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.

Other Information (Continued)
First Trust Low Duration Opportunities ETF (LMBS)
October 31, 2025 (Unaudited)
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $4,179,099. This figure is comprised of $279,996 paid (or to be paid) in fixed compensation and $3,899,103 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $923,565 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,255,534 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to the foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV

First Trust SSI Strategic Convertible Securities ETF (FCVT)

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust SSI Strategic Convertible Securities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES — 87.1%
	Aerospace & Defense — 1.6%
$377,000	AeroVironment, Inc.	(a)	07/15/30	$527,423
103,000	Rocket Lab U.S.A., Inc. (b)	4.25%	02/01/29	1,263,939
				1,791,362
	Automobiles — 1.0%
265,000	NIO, Inc.	4.63%	10/15/30	269,108
985,000	Rivian Automotive, Inc.	3.63%	10/15/30	846,484
				1,115,592
	Banks — 0.3%
164,000	Morgan Stanley Finance LLC	1.00%	11/23/27	320,328
	Biotechnology — 5.1%
304,000	Alnylam Pharmaceuticals, Inc.	1.00%	09/15/27	500,840
455,000	Alnylam Pharmaceuticals, Inc. (b)	(a)	09/15/28	456,138
539,000	Ascendis Pharma A/S	2.25%	04/01/28	741,529
567,000	Bridgebio Pharma, Inc. (b)	1.75%	03/01/31	859,359
213,000	Celcuity, Inc.	2.75%	08/01/31	383,847
418,000	Cytokinetics, Inc. (b)	1.75%	10/01/31	518,780
500,000	Exact Sciences Corp. (b)	2.00%	03/01/30	562,650
484,000	Halozyme Therapeutics, Inc.	1.00%	08/15/28	635,976
195,000	Mirum Pharmaceuticals, Inc.	4.00%	05/01/29	465,953
437,000	PTC Therapeutics, Inc.	1.50%	09/15/26	600,602
				5,725,674
	Broadline Retail — 2.4%
1,201,000	Alibaba Group Holding Ltd.	0.50%	06/01/31	2,126,370
325,000	Sea Ltd.	2.38%	12/01/25	561,600
				2,687,970
	Capital Markets — 4.4%
492,000	Coinbase Global, Inc.	0.25%	04/01/30	628,161
471,000	Coinbase Global, Inc. (b)	(a)	10/01/32	526,107
630,000	Galaxy Digital Holdings, L.P. (b)	2.50%	12/01/29	1,099,035
550,000	Galaxy Digital Holdings, L.P. (b)	0.50%	05/01/31	543,263
1,526,000	Morgan Stanley Finance LLC (c) (d)	0.13%	04/26/30	1,862,254
338,000	WisdomTree, Inc. (b)	4.63%	08/15/30	347,126
				5,005,946
	Communications Equipment — 2.6%
1,837,000	Lumentum Holdings, Inc. (b)	0.38%	03/15/32	2,438,617
398,000	Viavi Solutions, Inc. (b)	0.63%	03/01/31	560,683
				2,999,300
	Construction & Engineering — 1.3%
525,000	Fluor Corp.	1.13%	08/15/29	676,987
518,000	Granite Construction, Inc.	3.25%	06/15/30	757,316
				1,434,303
	Consumer Finance — 1.4%
500,000	SoFi Technologies, Inc. (b)	(a)	10/15/26	711,875
280,000	SoFi Technologies, Inc. (b)	1.25%	03/15/29	891,380
				1,603,255
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES (Continued)
	Diversified Telecommunication Services — 0.6%
$248,000	AST SpaceMobile, Inc. (b)	2.38%	10/15/32	$350,796
335,000	AST SpaceMobile, Inc. (b)	2.00%	01/15/36	357,361
				708,157
	Electric Utilities — 4.8%
251,000	Alliant Energy Corp.	3.88%	03/15/26	269,574
500,000	Duke Energy Corp.	4.13%	04/15/26	538,875
350,000	Evergy, Inc.	4.50%	12/15/27	445,506
600,000	FirstEnergy Corp. (b)	3.88%	01/15/31	652,500
1,416,000	NextEra Energy Capital Holdings, Inc.	3.00%	03/01/27	1,776,372
618,000	PPL Capital Funding, Inc.	2.88%	03/15/28	701,585
725,000	Southern (The) Co.	3.88%	12/15/25	812,906
250,000	Southern (The) Co.	4.50%	06/15/27	278,125
				5,475,443
	Electrical Equipment — 3.5%
304,000	Array Technologies, Inc. (b)	2.88%	07/01/31	410,856
312,000	Bloom Energy Corp.	3.00%	06/01/28	2,204,592
1,131,000	Bloom Energy Corp. (b) (e)	(a)	11/15/30	1,152,654
72,000	Eos Energy Enterprises, Inc. (b)	6.75%	06/15/30	240,768
				4,008,870
	Electronic Equipment, Instruments & Components — 2.1%
355,000	Advanced Energy Industries, Inc.	2.50%	09/15/28	567,574
500,000	Itron, Inc.	(a)	03/15/26	492,750
257,000	Mirion Technologies, Inc. (b)	(a)	10/01/31	319,322
609,000	OSI Systems, Inc.	2.25%	08/01/29	961,459
				2,341,105
	Energy Equipment & Services — 0.4%
367,000	Solaris Energy Infrastructure, Inc.	0.25%	10/01/31	437,510
	Entertainment — 3.5%
440,000	IMAX Corp.	0.50%	04/01/26	516,120
535,000	Liberty Media Corp.	2.25%	08/15/27	685,870
440,000	Liberty Media Corp. (b)	2.38%	09/30/53	661,540
1,385,000	Live Nation Entertainment, Inc. (b)	2.88%	01/15/30	1,474,333
298,000	Live Nation Entertainment, Inc. (b)	2.88%	10/15/31	296,599
218,000	Spotify USA, Inc.	(a)	03/15/26	281,656
				3,916,118
	Financial Services — 0.8%
371,000	Affirm Holdings, Inc. (b)	0.75%	12/15/29	403,648
500,000	Global Payments, Inc.	1.50%	03/01/31	452,250
				855,898
	Ground Transportation — 2.4%
300,000	Lyft, Inc.	0.63%	03/01/29	372,525
470,000	Lyft, Inc. (b)	(a)	09/15/30	549,195
465,000	Uber Technologies, Inc. (b)	(a)	05/15/28	491,505
911,000	Uber Technologies, Inc.	0.88%	12/01/28	1,328,693
				2,741,918
	Health Care Equipment & Supplies — 1.6%
325,000	Alphatec Holdings, Inc. (b)	0.75%	03/15/30	465,280
400,000	Integer Holdings Corp. (b)	1.88%	03/15/30	348,600
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES (Continued)
	Health Care Equipment & Supplies (Continued)
$391,000	iRhythm Technologies, Inc.	1.50%	09/01/29	$569,101
358,000	Merit Medical Systems, Inc. (b)	3.00%	02/01/29	432,106
				1,815,087
	Health Care Providers & Services — 0.9%
460,000	Guardant Health, Inc.	1.25%	02/15/31	786,692
195,000	Hims & Hers Health, Inc. (b)	(a)	05/15/30	197,047
				983,739
	Health Care REITs — 1.4%
354,000	Ventas Realty, L.P.	3.75%	06/01/26	479,493
573,000	Welltower OP LLC (b)	2.75%	05/15/28	1,092,711
				1,572,204
	Hotels, Restaurants & Leisure — 3.0%
349,000	Carnival Corp.	5.75%	12/01/27	777,746
1,176,000	DoorDash, Inc. (b)	(a)	05/15/30	1,301,244
314,000	NCL Corp., Ltd. (b)	0.88%	04/15/30	349,718
368,000	NCL Corp., Ltd. (b)	0.75%	09/15/30	354,660
466,000	Trip.com Group Ltd.	0.75%	06/15/29	571,083
				3,354,451
	Independent Power and Renewable Electricity Producers — 0.2%
212,000	Ormat Technologies, Inc.	2.50%	07/15/27	274,381
	Interactive Media & Services — 1.5%
640,000	Morgan Stanley Finance LLC	0.13%	02/07/28	1,754,150
	IT Services — 6.7%
70,000	Applied Digital Corp. (b)	2.75%	06/01/30	256,970
862,000	Cloudflare, Inc.	(a)	08/15/26	1,203,302
641,000	Cloudflare, Inc. (b)	(a)	06/15/30	803,450
1,145,000	Core Scientific, Inc. (b)	(a)	06/15/31	1,461,306
685,000	DigitalOcean Holdings, Inc.	(a)	12/01/26	650,236
260,000	DigitalOcean Holdings, Inc. (b)	(a)	08/15/30	326,430
234,000	GDS Holdings Ltd. (b)	2.25%	06/01/32	314,204
1,015,000	Snowflake, Inc.	(a)	10/01/27	1,822,940
414,000	Snowflake, Inc.	(a)	10/01/29	764,865
				7,603,703
	Leisure Products — 0.2%
97,000	Peloton Interactive, Inc.	5.50%	12/01/29	184,446
	Life Sciences Tools & Services — 0.9%
455,000	Repligen Corp.	1.00%	12/15/28	484,348
435,000	Tempus AI, Inc. (b)	0.75%	07/15/30	592,687
				1,077,035
	Metals & Mining — 1.1%
198,000	Equinox Gold Corp.	4.75%	10/15/28	377,091
282,000	MP Materials Corp. (b)	3.00%	03/01/30	854,037
				1,231,128
	Multi-Utilities — 0.9%
425,000	CenterPoint Energy, Inc. (b)	3.00%	08/01/28	431,439
525,000	WEC Energy Group, Inc.	4.38%	06/01/27	619,106
				1,050,545
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES (Continued)
	Oil, Gas & Consumable Fuels — 1.1%
$580,000	Centrus Energy Corp. (b)	(a)	08/15/32	$1,032,545
260,000	Northern Oil & Gas, Inc.	3.63%	04/15/29	252,915
				1,285,460
	Personal Care Products — 0.4%
500,000	Oddity Finance LLC (b)	(a)	06/15/30	443,125
	Pharmaceuticals — 1.1%
545,000	Jazz Investments I Ltd.	3.13%	09/15/30	666,808
481,000	Ligand Pharmaceuticals, Inc. (b)	0.75%	10/01/30	565,295
				1,232,103
	Professional Services — 1.5%
251,000	BlackSky Technology, Inc. (b)	8.25%	08/01/33	287,395
900,000	Parsons Corp.	2.63%	03/01/29	1,029,150
304,000	Planet Labs PBC (b)	0.50%	10/15/30	425,600
				1,742,145
	Semiconductors & Semiconductor Equipment — 4.4%
268,000	Impinj, Inc. (b)	(a)	09/15/29	293,460
803,000	MACOM Technology Solutions Holdings, Inc. (b)	(a)	12/15/29	891,732
1,123,000	MKS, Inc.	1.25%	06/01/30	1,350,407
365,000	Nova Ltd. (b)	(a)	09/15/30	468,143
704,000	ON Semiconductor Corp.	(a)	05/01/27	816,640
166,000	Semtech Corp.	1.63%	11/01/27	313,408
285,000	Semtech Corp. (b)	(a)	10/15/30	289,703
530,000	Synaptics, Inc. (b)	0.75%	12/01/31	534,505
				4,957,998
	Software — 15.8%
232,000	Bit Digital, Inc.	4.00%	10/01/30	291,005
298,000	Bitdeer Technologies Group (b)	4.88%	07/01/31	507,904
435,000	Box, Inc.	1.50%	09/15/29	439,568
771,000	Cipher Mining, Inc. (b)	(a)	10/01/31	1,090,965
365,000	Commvault Systems, Inc. (b)	(a)	09/15/30	333,428
779,000	CyberArk Software Ltd. (b)	(a)	06/15/30	910,261
990,000	Datadog, Inc. (b)	(a)	12/01/29	1,052,370
865,000	Guidewire Software, Inc. (b)	1.25%	11/01/29	1,021,997
109,000	InterDigital, Inc.	3.50%	06/01/27	511,210
123,000	IREN Ltd. (b)	3.50%	12/15/29	563,955
575,000	IREN Ltd. (b)	(a)	07/01/31	606,912
444,000	Life360, Inc. (b)	(a)	06/01/30	621,711
415,000	MARA Holdings, Inc. (b)	(a)	03/01/30	428,280
1,127,000	Nebius Group N.V. (b)	1.00%	09/15/30	1,439,179
640,000	Nutanix, Inc. (b)	0.50%	12/15/29	706,688
402,000	Riot Platforms, Inc. (b)	0.75%	01/15/30	627,522
686,000	Rubrik, Inc. (b)	(a)	06/15/30	666,449
4,170,000	Strategy, Inc. (b)	(a)	03/01/30	4,117,875
513,000	Terawulf, Inc. (b)	1.00%	09/01/31	764,370
566,000	Terawulf, Inc. (b)	(a)	05/01/32	586,659
225,000	Unity Software, Inc. (b)	(a)	03/15/30	293,344
365,000	Zscaler, Inc. (b)	(a)	07/15/28	377,410
				17,959,062
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS AND NOTES (Continued)
	Specialized REITs — 0.4%
$445,000	Digital Realty Trust, L.P. (b)	1.88%	11/15/29	$470,454
	Specialty Retail — 1.7%
287,000	Burlington Stores, Inc.	1.25%	12/15/27	411,271
360,000	GameStop Corp. (b)	(a)	04/01/30	371,160
666,000	Wayfair, Inc.	3.25%	09/15/27	1,141,599
				1,924,030
	Technology Hardware, Storage & Peripherals — 4.1%
593,000	Seagate HDD Cayman	3.50%	06/01/28	1,857,498
526,000	Super Micro Computer, Inc. (b)	2.25%	07/15/28	619,602
268,000	Super Micro Computer, Inc. (b)	(a)	06/15/30	316,625
455,000	Western Digital Corp.	3.00%	11/15/28	1,823,412
				4,617,137
	Total Convertible Corporate Bonds and Notes			98,701,132
	(Cost $79,202,736)

Shares	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE PREFERRED SECURITIES — 10.2%
	Aerospace & Defense — 2.5%
44,225	Boeing (The) Co.	6.00%	10/15/27	2,862,242
	Banks — 2.5%
940	Bank of America Corp., Series L	7.25%	(f)	1,185,340
1,300	Wells Fargo & Co., Series L	7.50%	(f)	1,608,425
				2,793,765
	Capital Markets — 1.1%
8,685	Ares Management Corp., Series B	6.75%	10/01/27	410,714
16,120	KKR & Co., Inc., Series D	6.25%	03/01/28	790,202
				1,200,916
	Chemicals — 0.5%
12,605	Albemarle Corp.	7.25%	03/01/27	557,519
	Financial Services — 0.5%
6,415	Apollo Global Management, Inc.	6.75%	07/31/26	419,156
2,100	Shift4 Payments, Inc.	6.00%	05/01/28	179,466
				598,622
	Health Care Providers & Services — 0.8%
7,780	BrightSpring Health Services, Inc.	6.75%	02/01/27	858,757
	Semiconductors & Semiconductor Equipment — 0.7%
14,460	Microchip Technology, Inc.	7.50%	03/15/28	837,234
	Technology Hardware, Storage & Peripherals — 1.0%
16,305	Hewlett Packard Enterprise Co.	7.63%	09/01/27	1,101,892
	Trading Companies & Distributors — 0.6%
13,960	QXO, Inc.	5.50%	05/15/28	712,658
	Total Convertible Preferred Securities			11,523,605
	(Cost $10,515,877)

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
MONEY MARKET FUNDS — 3.6%
4,062,207	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (g)	$4,062,207
	(Cost $4,062,207)

	Total Investments — 100.9%	114,286,944
	(Cost $93,780,820)
	Net Other Assets and Liabilities — (0.9)%	(995,098)
	Net Assets — 100.0%	$113,291,846

(a)	Zero coupon security.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $51,448,541 or 45.4% of net assets.

(c)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of
Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2025, securities noted as such are valued at $1,862,254 or 1.6% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(e)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(f)	Perpetual maturity.
(g)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Convertible Corporate Bonds and Notes:
Capital Markets	$5,005,946	$—	$3,143,692	$1,862,254
Other Industry Categories*	93,695,186	—	93,695,186	—
Convertible Preferred Securities*	11,523,605	11,523,605	—	—
Money Market Funds	4,062,207	4,062,207	—	—
Total Investments	$114,286,944	$15,585,812	$96,838,878	$1,862,254

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs. As of October 31, 2025, the Level 3 investment was valued using an unadjusted broker quote.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2025

Beginning Balance at October 31, 2024
Convertible Corporate Bonds and Notes	$ —
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	190,859
Purchases	1,671,395
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at October 31, 2025
Convertible Corporate Bonds and Notes	1,862,254
Total Level 3 holdings	$1,862,254

There was a net change of $190,859 in unrealized appreciation (depreciation) from the Level 3 investment held as of October 31, 2025.
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$114,286,944
Receivables:
Investment securities sold	947,809
Interest	238,585
Dividends	30,207
Total Assets	115,503,545

LIABILITIES:
Payables:
Investment securities purchased	2,129,017
Investment advisory fees	82,669
Other liabilities	13
Total Liabilities	2,211,699
NET ASSETS	$113,291,846

NET ASSETS consist of:
Paid-in capital	$113,320,605
Par value	25,500
Accumulated distributable earnings (loss)	(54,259)
NET ASSETS	$113,291,846
NET ASSET VALUE, per share	$44.43
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,550,002
Investments, at cost	$93,780,820
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Dividends	$664,053
Interest	(968,750)
Total investment income	(304,697)

EXPENSES:
Investment advisory fees	822,089
Other expenses	6,200
Total expenses	828,289
NET INVESTMENT INCOME (LOSS)	(1,132,986)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,116,390
In-kind redemptions	582,266
Net realized gain (loss)	9,698,656
Net change in unrealized appreciation (depreciation) on investments	10,970,313
NET REALIZED AND UNREALIZED GAIN (LOSS)	20,668,969
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,535,983
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$(1,132,986)	$(415,708)
Net realized gain (loss)	9,698,656	6,240,836
Net change in unrealized appreciation (depreciation)	10,970,313	11,356,359
Net increase (decrease) in net assets resulting from operations	19,535,983	17,181,487

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,914,252)	(1,502,941)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	72,310,865	34,891,381
Cost of shares redeemed	(46,339,047)	(62,561,618)
Net increase (decrease) in net assets resulting from shareholder transactions	25,971,818	(27,670,237)
Total increase (decrease) in net assets	43,593,549	(11,991,691)

NET ASSETS:
Beginning of period	69,698,297	81,689,988
End of period	$113,291,846	$69,698,297

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,950,002	2,750,002
Shares sold	1,850,000	1,050,000
Shares redeemed	(1,250,000)	(1,850,000)
Shares outstanding, end of period	2,550,002	1,950,002
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$35.74	$29.71	$32.12	$52.22	$40.14
Income from investment operations:
Net investment income (loss)	(0.50) (a)	(0.17) (a)	(0.42) (a)	(1.39)	(1.33)
Net realized and unrealized gain (loss)	10.03	6.79	(1.50)	(8.63)	14.42
Total from investment operations	9.53	6.62	(1.92)	(10.02)	13.09
Distributions paid to shareholders from:
Net investment income	(0.84)	(0.59)	(0.49)	(1.39)	(0.62)
Net realized gain	—	—	—	(8.69)	(0.39)
Total distributions	(0.84)	(0.59)	(0.49)	(10.08)	(1.01)
Net asset value, end of period	$44.43	$35.74	$29.71	$32.12	$52.22
Total return (b)	27.07%	22.40%	(6.08)%	(22.76)%	32.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$113,292	$69,698	$81,690	$173,454	$305,460
Ratio of total expenses to average net assets	0.96% (c)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(1.31)%	(0.51)%	(1.32)%	(3.44)%	(2.60)%
Portfolio turnover rate (d)	122%	100%	90%	94%	135%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.95%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FCVT” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Convertible corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025
 6)
bids and offers; and
 7)
reference data including market research publications.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the sub-advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
13)
the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
14)
other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $1,152,654 of when-issued or delayed-delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025
and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$1,914,252	$1,502,941
Capital gains	—	—
Return of capital	—	—
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$68,261
Accumulated capital and other gain (loss)	(19,127,167)
Net unrealized appreciation (depreciation)	19,004,647
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $19,127,167 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the taxable year ended October 31, 2025, the Fund utilized $7,165,771 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$2,308,686	$(2,855,961)	$547,275

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$95,282,297	$20,565,692	$(1,561,045)	$19,004,647
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
F. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund’s assets and will pay SSI for its services as the Fund’s sub-advisor. SSI receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to SSI will be reduced to reflect the reduction in the Advisor’s management fee.
First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $101,471,343 and $108,238,121, respectively.
For the fiscal year ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales were $33,019,507 and $5,623,082, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and SSI Investment Management LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the

Other Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025 (Unaudited)
continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee

Other Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025 (Unaudited)
the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2024, outperformed the benchmark index for the one-year period ended December 31, 2024 and underperformed the benchmark index for the three- and five-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that it has some fixed and some variable expenses in connection with providing services to the Fund, and that it expects its expenses related to the Fund to be greater in 2025 than they were in 2024, citing increases in costs of research and compensation and increases in business costs due to inflationary pressures. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the

Other Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2025 (Unaudited)
Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor experiences indirect benefits in the form of soft dollar commissions generated by the Fund and considered a summary of the Sub-Advisor’s soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SSI Strategic Convertible Securities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $33,285. This figure is comprised of $1,342 paid (or to be paid) in fixed compensation and $31,943 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $17,448 paid (or to be paid) to senior management of First Trust Advisors L.P. and $15,837 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
32.88%	32.88%

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV

First Trust Long Duration Opportunities ETF (LGOV)

First Trust Long Duration Opportunities ETF (LGOV)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Long Duration Opportunities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 77.1%
	Collateralized Mortgage Obligations — 57.0%
	FARM Mortgage Trust
$3,750,000	Series 2024-1, Class A2 (a) (b)	4.69%	10/01/53	$3,338,908
3,250,000	Series 2024-2, Class A2 (a) (b)	5.19%	08/01/54	2,922,755
	Federal Home Loan Mortgage Corporation
3,932,064	Series 2015-4471, Class JB	3.50%	09/15/43	3,395,316
6,277,174	Series 2015-4499, Class CZ	3.50%	08/15/45	5,542,189
4,828,216	Series 2017-4680, Class YZ	3.50%	05/15/47	4,375,629
4,442,000	Series 2017-4738, Class TY	3.00%	12/15/47	3,634,331
4,752,762	Series 2019-4924, Class XB	3.00%	10/25/49	3,573,172
7,824,483	Series 2021-5135, Class BZ	2.50%	08/25/51	4,899,556
3,744,891	Series 2021-5140, Class ZD	2.00%	08/25/51	2,305,391
13,085,051	Series 2021-5179, Class GZ	2.00%	01/25/52	7,510,683
17,857,998	Series 2022-5202, Class ZN	3.00%	05/25/51	12,616,263
6,448,645	Series 2022-5204, Class HZ	2.50%	03/25/52	4,108,711
13,338,822	Series 2022-5213, Class DB	3.00%	04/25/52	11,776,008
7,420,000	Series 2022-5224, Class HL	4.00%	04/25/52	6,940,013
6,235,225	Series 2022-5243, Class ZB	3.50%	06/15/43	5,196,580
22,544,203	Series 2023-5299, Class ZA	3.00%	03/25/52	16,738,626
	Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust
10,000,000	Series 2024-2, Class A2 (a)	3.25%	10/25/34	8,901,686
12,000,000	Series 2025-1, Class A2	3.00%	05/25/35	10,424,180
	Federal National Mortgage Association
1,128,444	Series 2005-74, Class NZ	6.00%	09/25/35	1,211,053
24,729,474	Series 2012-134, Class ZC	2.50%	12/25/42	19,670,818
1,556,886	Series 2013-19, Class ZD	3.50%	03/25/43	1,425,819
6,203,000	Series 2013-95, Class PY	3.00%	09/25/43	4,992,447
4,654,481	Series 2015-89, Class CZ	4.00%	08/25/45	4,387,510
7,208,539	Series 2016-94, Class MB	2.50%	12/25/46	5,838,535
3,184,613	Series 2018-76, Class ZL	4.00%	10/25/58	2,969,219
2,347,462	Series 2018-84, Class ZM	4.00%	11/25/48	2,220,506
2,800,000	Series 2021-91, Class DB	2.50%	01/25/42	2,299,667
8,560,494	Series 2022-22, Class HZ	2.50%	05/25/52	6,062,921
1,726,303	Series 2023-44, Class PO, PO	(c)	10/25/53	1,449,199
10,829,115	Series 2023-59, Class CZ	2.50%	11/25/49	7,747,729
15,500,000	Series 2024-6, Class AL	2.00%	03/25/44	12,161,647
11,068,541	Series 2024-20, Class QZ	4.00%	10/25/45	10,097,971
10,874,370	Series 2024-20, Class ZA	4.00%	10/25/45	9,926,229
4,934,267	Series 2024-20, Class ZQ	4.00%	10/25/45	4,420,778
11,967,754	Series 2024-26, Class PO, PO	(c)	05/25/54	9,525,180
13,944,158	Series 2025-40, Class EZ	4.50%	11/25/48	11,991,134
11,760,273	Series 2025-44, Class CZ	3.50%	07/25/50	9,658,444
	Government National Mortgage Association
1,869,000	Series 2010-61, Class KE	5.00%	05/16/40	1,882,874
7,379,936	Series 2014-94, Class Z	4.50%	01/20/44	7,282,330
2,315,100	Series 2015-164, Class MZ	3.00%	09/20/45	1,829,427
6,000,000	Series 2016-83, Class BP	3.00%	06/20/46	5,085,824
4,777,122	Series 2016-111, Class PB	2.50%	08/20/46	3,641,686
11,301,149	Series 2018-53, Class BZ	3.50%	04/20/48	10,050,410
3,510,000	Series 2022-30, Class AL	3.00%	02/20/52	2,554,121
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$13,475,374	Series 2022-124, Class MY	3.50%	07/20/52	$11,772,549
10,147,137	Series 2022-128, Class PN	4.00%	07/20/52	9,013,515
4,775,400	Series 2022-137, Class JY	4.00%	08/20/52	4,272,013
3,200,000	Series 2022-139, Class AL	4.00%	07/20/51	2,937,292
13,700,000	Series 2023-81, Class YD	4.00%	06/20/53	12,439,237
17,189,112	Series 2023-164, Class AZ	3.00%	01/20/52	12,408,519
5,239,219	Series 2024-1, Class ZE	4.00%	01/20/44	4,850,237
7,868,865	Series 2024-1, Class ZH	5.00%	05/20/46	8,016,568
10,336,210	Series 2024-43, Class EZ	3.50%	04/20/52	8,300,570
19,558,431	Series 2024-59, Class Z	1.25%	07/20/50	11,296,949
3,212,470	Series 2025-83, Class SB, (30 Day Average SOFR) ×-2.50+ 14.50% (d)	4.04%	05/20/55	3,210,741
2,790,033	Series 2025-95, Class DC, (30 Day Average SOFR) ×-2.50+ 14.63% (d)	4.17%	05/20/55	2,669,183
4,787,789	Series 2025-98, Class SX, (30 Day Average SOFR) ×-1.80+ 10.44% (d)	2.91%	06/20/55	4,535,184
				374,306,032
	Commercial Mortgage-Backed Securities — 9.0%
	Federal Home Loan Mortgage Corporation Multiclass Certificates
4,722,428	Series 2020-RR14, Class X, IO (b)	2.13%	03/27/34	626,355
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,727,000	Series 2018-K155, Class A3	3.75%	04/25/33	3,596,468
1,936,000	Series 2019-K095, Class XAM, IO (b)	1.23%	06/25/29	82,395
2,050,000	Series 2019-K1510, Class A3	3.79%	01/25/34	1,974,770
17,041,484	Series 2019-K1511, Class X1, IO (b)	0.77%	03/25/34	779,784
485,000	Series 2019-K1512, Class A3	3.06%	04/25/34	441,148
1,800,000	Series 2019-K1514, Class A2	2.86%	10/25/34	1,595,512
9,960,382	Series 2020-K111, Class XAM, IO (b)	1.80%	05/25/30	730,388
7,550,000	Series 2020-K120, Class XAM, IO (b)	1.21%	10/25/30	401,381
7,585,672	Series 2020-K1515, Class X1, IO (b)	1.51%	02/25/35	761,903
18,176,742	Series 2020-K1516, Class X1, IO (b)	1.50%	05/25/35	1,966,876
2,142,000	Series 2020-K1517, Class A2	1.72%	07/25/35	1,709,624
46,008,556	Series 2021-K129, Class X1, IO (b)	1.03%	05/25/31	1,984,979
25,500,000	Series 2021-K131, Class XAM, IO (b)	0.94%	07/25/31	1,228,677
2,570,000	Series 2021-K1519, Class A2	2.01%	12/25/35	2,070,194
5,000,000	Series 2021-K1520, Class A2	2.44%	02/25/36	4,177,891
186,944,000	Series 2022-K140, Class XAM, IO (b)	0.29%	01/25/32	3,217,751
120,788,001	Series 2023-K153, Class X1, IO (b)	0.44%	12/25/32	3,573,404
5,000,000	Series 2023-KG08, Class A2	4.13%	05/25/33	4,955,592
37,000,000	Series 2024-K165, Class XAM, IO (b)	0.91%	09/25/34	2,569,065
116,051,000	Series 2024-K167, Class XAM, IO (b)	0.37%	11/25/34	3,444,150
5,000,000	Series 2024-KJ52, Class A2	4.76%	01/25/32	5,120,091
	Federal National Mortgage Association Alternative Credit Enhancement Securities
13,385,574	Series 2024-M3, Class Z (b)	4.55%	04/25/53	11,368,864
	Government National Mortgage Association
940,853	Series 2020-159, Class Z (e)	2.50%	10/16/62	351,055
516,542	Series 2020-197, Class Z (b)	2.25%	10/16/62	164,977
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Government National Mortgage Association (Continued)
$222,373	Series 2021-4, Class Z (b)	2.00%	09/16/62	$62,382
956,586	Series 2021-28, Class Z (b)	2.00%	10/16/62	300,381
				59,256,057
	Pass-Through Securities — 11.1%
	Federal Home Loan Mortgage Corporation
1,146,297	Pool QB1397	2.50%	07/01/50	976,118
11,768,275	Pool SD7509	3.00%	11/01/49	10,653,490
16,182,790	Pool SD7550	3.00%	02/01/52	14,636,192
	Federal National Mortgage Association
15,368,812	Pool AL9394	3.00%	11/01/46	13,880,785
4,887,477	Pool BM7421	2.00%	03/01/51	3,910,734
3,867,423	Pool FM9134	3.00%	06/01/51	3,518,424
13,547,863	Pool FM9712	3.50%	11/01/50	12,764,224
6,959,270	Pool FS2459	3.00%	02/01/52	6,327,963
7,518,941	Pool MA4025	2.50%	05/01/50	6,314,210
				72,982,140
	Total U.S. Government Agency Mortgage-Backed Securities			506,544,229
	(Cost $498,561,357)
U.S. GOVERNMENT BONDS AND NOTES — 13.2%
13,100,000	U.S. Treasury Bond	2.25%	08/15/46	8,844,035
7,400,000	U.S. Treasury Bond	3.00%	02/15/47	5,714,766
7,000,000	U.S. Treasury Bond	2.75%	08/15/47	5,132,148
10,000,000	U.S. Treasury Bond	2.75%	11/15/47	7,312,891
8,000,000	U.S. Treasury Bond	3.00%	02/15/48	6,108,437
5,300,000	U.S. Treasury Bond	3.00%	08/15/48	4,028,414
2,500,000	U.S. Treasury Bond	3.00%	02/15/49	1,891,797
6,000,000	U.S. Treasury Bond	2.25%	08/15/49	3,876,562
8,000,000	U.S. Treasury Bond, STRIPS	(c)	05/15/35	5,354,972
4,500,000	U.S. Treasury Bond, STRIPS	(c)	08/15/35	2,974,105
6,000,000	U.S. Treasury Bond, STRIPS	(c)	02/15/36	3,863,249
6,000,000	U.S. Treasury Bond, STRIPS	(c)	05/15/36	3,812,901
5,000,000	U.S. Treasury Bond, STRIPS	(c)	02/15/37	3,059,460
2,000,000	U.S. Treasury Bond, STRIPS	(c)	11/15/40	992,196
5,175,000	U.S. Treasury Bond, STRIPS	(c)	02/15/41	2,532,348
3,500,000	U.S. Treasury Bond, STRIPS	(c)	08/15/41	1,664,740
13,500,000	U.S. Treasury Bond, STRIPS	(c)	11/15/41	6,334,389
2,000,000	U.S. Treasury Bond, STRIPS	(c)	05/15/42	933,172
5,000,000	U.S. Treasury Bond, STRIPS	(c)	08/15/42	2,299,728
5,000,000	U.S. Treasury Bond, STRIPS	(c)	11/15/42	2,265,308
6,300,000	U.S. Treasury Bond, STRIPS	(c)	08/15/43	2,744,921
5,000,000	U.S. Treasury Note	4.25%	08/15/35	5,062,891
	Total U.S. Government Bonds and Notes			86,803,430
	(Cost $85,027,657)
U.S. GOVERNMENT AGENCY SECURITIES — 4.4%
6,329,000	Tennessee Valley Authority	4.25%	09/15/52	5,526,793
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY SECURITIES (Continued)
$13,160,000	Tennessee Valley Authority	5.25%	02/01/55	$13,311,048
10,000,000	Tennessee Valley Authority	5.38%	04/01/56	10,350,820
	Total U.S. Government Agency Securities			29,188,661
	(Cost $29,336,074)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 0.2%
	Capital Markets — 0.2%
60,000	First Trust Intermediate Government Opportunities ETF (f)	1,234,200
	(Cost $1,185,212)
MONEY MARKET FUNDS — 4.1%
26,821,674	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (g)	26,821,674
	(Cost $26,821,674)
	Total Investments — 99.0%	650,592,194
	(Cost $640,931,974)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.0%
	Call Options Purchased — 0.0%
168	U.S. 2-Year Treasury Futures Call	$35,037,188	$106.00	02/20/26	10,500
100	U.S. 5-Year Treasury Futures Call	10,921,094	112.00	11/21/25	781
100	U.S. 10-Year Treasury Futures Call	11,267,188	117.50	11/21/25	0
	Total Call Options Purchased				11,281
	(Cost $80,746)
	Put Options Purchased — 0.0%
50	U.S. Treasury Long Bond Futures Put	5,865,625	116.00	11/21/25	21,094
50	Ultra 10-Year U.S. Treasury Futures Put	5,774,219	112.50	11/21/25	2,344
50	Ultra 10-Year U.S. Treasury Futures Put	5,774,219	114.00	11/21/25	7,031
	Total Put Options Purchased				30,469
	(Cost $89,412)
	Total Purchased Options				41,750
	(Cost $170,158)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT — (7.3)%
	Pass-Through Securities — (7.3)%
	Federal National Mortgage Association
$(10,000,000)	Pool TBA (h)	3.00%	12/15/55	(8,860,938)
(5,000,000)	Pool TBA (h)	3.50%	12/15/55	(4,606,571)
(10,000,000)	Pool TBA (h)	4.50%	12/15/55	(9,742,699)
(20,000,000)	Pool TBA (h)	5.00%	12/15/55	(19,886,021)
(5,000,000)	Pool TBA (h)	3.50%	01/15/56	(4,607,743)
	Total Investments Sold Short — (7.3)%			(47,703,972)
	(Proceeds $47,691,895)

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.0)%
	Call Options Written — (0.0)%
(71)	3 Month SOFR Futures Call	$(17,182,888)	$97.50	12/10/27	$(37,719)
(50)	U.S. Treasury Long Bond Futures Call	(5,851,563)	123.00	02/20/26	(32,812)
(50)	U.S. Treasury Long Bond Futures Call	(5,851,563)	124.00	02/20/26	(25,781)
(100)	U.S. Treasury Long Bond Futures Call	(11,703,125)	125.00	02/20/26	(42,187)
(100)	U.S. Treasury Long Bond Futures Call	(11,703,125)	126.00	02/20/26	(34,375)
(50)	U.S. Treasury Long Bond Futures Call	(5,851,563)	127.00	02/20/26	(14,063)
	Total Call Options Written				(186,937)
	(Premiums received $286,734)
	Put Options Written — (0.0)%
(100)	3 Month SOFR Futures Put	(24,201,250)	95.00	12/10/27	(19,375)
(71)	3 Month SOFR Futures Put	(17,182,888)	95.50	12/10/27	(21,744)
(100)	U.S. 2-Year Treasury Futures Put	(20,855,469)	104.00	02/20/26	(39,063)
(150)	U.S. 5-Year Treasury Futures Put	(16,381,641)	106.00	11/21/25	(0)
(100)	U.S. 5-Year Treasury Futures Put	(10,921,094)	106.50	11/21/25	(0)
(100)	U.S. 10-Year Treasury Futures Put	(11,246,875)	109.50	05/22/26	(60,937)
	Total Put Options Written				(141,119)
	(Premiums received $312,876)
	Total Written Options				(328,056)
	(Premiums received $599,610)
	Net Other Assets and Liabilities — 8.3%				54,338,846
	Net Assets — 100.0%				$656,940,762
Futures Contracts at October 31, 2025 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	444	Dec-2025	$92,459,531	$(127,301)
U.S. 5-Year Treasury Notes	1,511	Dec-2025	165,017,727	(1,495)
U.S. 10-Year Treasury Notes	1,256	Dec-2025	141,515,875	310,843
Ultra U.S. Treasury Bond Futures	606	Dec-2025	73,496,438	2,323,191
			$472,489,571	$2,505,238

Futures Contracts Short
U.S. Treasury Long Bond Futures	881	Dec-2025	$(103,352,312)	$(2,446,866)
Ultra U.S. 10-Year Treasury Notes	1,311	Dec-2025	(151,400,016)	(1,607,915)
			$(254,752,328)	$(4,054,781)
		Total	$217,737,243	$(1,549,543)

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $15,163,349 or 2.3% of net assets.

(b)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(c)	Zero coupon security.
(d)	Inverse floating rate security.
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Portfolio of Investments (Continued)
October 31, 2025
(e)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(f)	Investment in an affiliated fund.
(g)	Rate shown reflects yield as of October 31, 2025.
(h)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
SOFR	– Secured Overnight Financing Rate
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$506,544,229	$—	$506,544,229	$—
U.S. Government Bonds and Notes	86,803,430	—	86,803,430	—
U.S. Government Agency Securities	29,188,661	—	29,188,661	—
Exchange-Traded Funds*	1,234,200	1,234,200	—	—
Money Market Funds	26,821,674	26,821,674	—	—
Total Investments	650,592,194	28,055,874	622,536,320	—
Purchased Options	41,750	41,750	—	—
Futures Contracts**	2,634,034	2,634,034	—	—
Total	$653,267,978	$30,731,658	$622,536,320	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities Sold Short	$(47,703,972)	$—	$(47,703,972)	$—
Written Options	(328,056)	(328,056)	—	—
Futures Contracts**	(4,183,577)	(4,183,577)	—	—
Total	$(52,215,605)	$(4,511,633)	$(47,703,972)	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value - Unaffiliated	$649,357,994
Investments, at value - Affiliated	1,234,200
Total investments, at value	650,592,194
Options contracts purchased, at value	41,750
Cash segregated as collateral	4,324,475
Receivables:
Investment securities sold	119,347,654
Interest	2,457,153
Dividends	84,285
Total Assets	776,847,511

LIABILITIES:
Investments sold short, at value	47,703,972
Options contracts written, at value	328,056
Payables:
Investment securities purchased	71,505,441
Investment advisory fees	365,201
Variation margin	3,972
Other liabilities	107
Total Liabilities	119,906,749
NET ASSETS	$656,940,762

NET ASSETS consist of:
Paid-in capital	$655,583,917
Par value	299,000
Accumulated distributable earnings (loss)	1,057,845
NET ASSETS	$656,940,762
NET ASSET VALUE, per share	$21.97
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	29,900,002
Investments, at cost - Unaffiliated	$639,746,762
Investments, at cost - Affiliated	$1,185,212
Total investments, at cost	$640,931,974
Premiums paid on options contracts purchased	$170,158
Investments sold short, proceeds	$47,691,895
Premiums received on options contracts written	$599,610
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$30,743,477
Dividends - Unaffiliated	456,192
Dividends - Affiliated	38,985
Total investment income	31,238,654

EXPENSES:
Investment advisory fees	4,240,113
Other expenses	51,395
Total expenses	4,291,508
NET INVESTMENT INCOME (LOSS)	26,947,146

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	(939,657)
Investments sold short	392,063
Purchased options contracts	(31,835)
Written options contracts	2,427,583
Futures contracts	6,514,416
Net realized gain (loss)	8,362,570
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	15,076,354
Investments - Affiliated	31,448
Investments sold short	(12,077)
Purchased options contracts	(114,084)
Written options contracts	763,447
Futures contracts	(3,045,315)
Net change in unrealized appreciation (depreciation)	12,699,773
NET REALIZED AND UNREALIZED GAIN (LOSS)	21,062,343
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,009,489
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$26,947,146	$17,154,274
Net realized gain (loss)	8,362,570	(905,094)
Net increase from payment by the advisor	—	7,880
Net change in unrealized appreciation (depreciation)	12,699,773	12,363,375
Net increase (decrease) in net assets resulting from operations	48,009,489	28,620,435

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(26,394,002)	(16,213,229)
Return of capital	—	(775,773)
Total distributions to shareholders	(26,394,002)	(16,989,002)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	137,865,147	429,113,368
Cost of shares redeemed	(123,789,149)	(5,490,307)
Net increase (decrease) in net assets resulting from shareholder transactions	14,075,998	423,623,061
Total increase (decrease) in net assets	35,691,485	435,254,494

NET ASSETS:
Beginning of period	621,249,277	185,994,783
End of period	$656,940,762	$621,249,277

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	29,200,002	9,550,002
Shares sold	6,500,000	19,900,000
Shares redeemed	(5,800,000)	(250,000)
Shares outstanding, end of period	29,900,002	29,200,002
See Notes to Financial Statements

First Trust Long Duration Opportunities ETF (LGOV)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$21.28	$19.48	$21.43	$27.71	$28.97
Income from investment operations:
Net investment income (loss)	0.88 (a)	0.87 (a)	0.84 (a)	0.49	0.47
Net realized and unrealized gain (loss)	0.67	1.79 (b)	(2.05)	(6.36)	(0.77)
Total from investment operations	1.55	2.66	(1.21)	(5.87)	(0.30)
Distributions paid to shareholders from:
Net investment income	(0.86)	(0.82)	(0.70)	(0.38)	(0.47)
Net realized gain	—	—	—	—	(0.45)
Return of capital	—	(0.04)	(0.04)	(0.03)	(0.04)
Total distributions	(0.86)	(0.86)	(0.74)	(0.41)	(0.96)
Net asset value, end of period	$21.97	$21.28	$19.48	$21.43	$27.71
Total return (c)	7.47%	13.70% (b)	(5.97)%	(21.37)%	(1.02)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$656,941	$621,249	$185,995	$18,214	$33,251
Ratio of total expenses to average net assets (d)	0.66% (e)	0.65%	0.65%	0.65%	0.69% (f)
Ratio of net investment income (loss) to average net assets (d)	4.13%	4.09%	3.93%	1.79%	1.61%
Portfolio turnover rate (g)	158%	182%	218%	98% (h)	142% (h)

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $7,880, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
(f)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.65%.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(h)	The portfolio turnover rate not including mortgage dollar rolls was 69% and 69% for the years ended October 31, 2022 and October 31, 2021, respectively.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Long Duration Opportunities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “LGOV” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income with a focus on preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities. The Fund may also invest in ETFs that principally invest in such securities. The Fund’s investments in mortgage-related securities may include investments in fixed or adjustable-rate securities structured as “pass-through” securities and collateralized mortgage obligations, including residential and commercial mortgage-backed securities, stripped mortgage-backed securities and real estate mortgage investment conduits. The Fund will invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies (such as Ginnie Mae), and U.S. government-sponsored entities (such as Fannie Mae and Freddie Mac). The Fund may purchase government-sponsored mortgage-related securities in “to-be-announced” transactions (“TBA Transactions”), including mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s portfolio managers. In addition to its investment in securities issued or guaranteed by the U.S. government, its agencies and government-sponsored entities, the Fund may invest up to 20% of its net assets in other types of debt securities, including privately-issued, non-agency sponsored asset-backed and mortgage-related securities, futures contracts, options, swap agreements, cash and cash equivalents, and ETFs that invest principally in fixed income securities. Further, the Fund may enter into short sales as part of its overall portfolio management strategy, or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as “junk” bonds, or unrated securities that have not been judged by the portfolio managers to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the portfolio managers will manage the Fund’s portfolio to have a weighted average effective duration of eight or more years.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
14)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund had no when-issued or delayed-delivery securities. At October 31, 2025, the Fund held $47,703,972 of forward purchase commitments sold short.
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When a Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts and exchange-listed options on secured overnight financing rate futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Affiliated Transactions
The Fund invests in securities of affiliated funds. The Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds. The affiliated funds’ financial statements may be found at SEC.gov. Dividend income, if any, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations.
Amounts relating to investments in affiliated funds at October 31, 2025, and for the fiscal year then ended are as follows:

Security Name	Shares at 10/31/2025	Value at 10/31/2024	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 10/31/2025	Dividend Income
First Trust Intermediate Government Opportunities ETF	60,000	$396,100	$806,652	$—	$31,448	$—	$1,234,200	$38,985
K. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$26,394,002	$16,213,229
Capital gains	—	—
Return of capital	—	775,773

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$359,896
Accumulated capital and other gain (loss)	(8,544,316)
Net unrealized appreciation (depreciation)	9,242,265
L. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, for federal income tax purposes, the Fund had $8,544,316 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
During the fiscal year ended October 31, 2025, the Fund utilized $4,523,499 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$13,859	$(11,319)	$(2,540)
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$591,810,108	$17,058,488	$(7,816,223)	$9,242,265
M. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
N. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies (“acquired fund fees and expenses”), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses.
During the year ended October 31, 2024, the Fund received a payment from the Advisor in the amount of $7,880 in connection with a trade error.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs,

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2025, were $737,673,493 and $809,193, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2025 were $760,333,351 and $0, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $286,904,176 and $349,515,204, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$41,750	Options contracts written, at value	$328,056
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	2,634,034	Unrealized depreciation on futures contracts*	4,183,577

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(31,835)
Written options contracts	2,427,583
Futures contracts	6,514,416
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(114,084)
Written options contracts	763,447
Futures contracts	(3,045,315)
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $665,802,702.
During the fiscal year ended October 31, 2025, the premiums for purchased options contracts opened were $2,870,936 and the premiums for purchased options contracts closed, exercised and expired were $2,841,665.
During the fiscal year ended October 31, 2025, the premiums for written options contracts opened were $7,139,118 and the premiums for written options contracts closed, exercised and expired were $7,398,592.
The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.49%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as

Notes to Financial Statements (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025
acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Long Duration Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 18, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long Duration Opportunities ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Government & Securitized Products Group is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Government & Securitized Products Group and noted the Board’s prior meetings with members of the Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Government & Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based

Other Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025 (Unaudited)
on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-, three-, and five-year periods ended December 31, 2024 and outperformed the benchmark index for the one-, three-, and five-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long Duration Opportunities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $477,146. This figure is comprised of $31,968 paid (or to be paid) in fixed compensation and $445,178 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include

Other Information (Continued)
First Trust Long Duration Opportunities ETF (LGOV)
October 31, 2025 (Unaudited)
$105,448 paid (or to be paid) to senior management of First Trust Advisors L.P. and $371,698 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 77.0%
	Aerospace/Defense — 1.1%
$2,000,000	Howmet Aerospace, Inc.	5.90%	02/01/27	$2,043,867
1,000,000	Howmet Aerospace, Inc.	6.75%	01/15/28	1,056,449
6,000,000	Howmet Aerospace, Inc.	3.00%	01/15/29	5,799,646
3,000,000	Howmet Aerospace, Inc.	4.85%	10/15/31	3,081,795
3,500,000	RTX Corp.	5.75%	01/15/29	3,673,972
				15,655,729
	Banking — 13.3%
3,500,000	American Express Co. (a)	5.39%	07/28/27	3,530,003
889,000	American Express Co. (a)	5.10%	02/16/28	900,197
3,000,000	American Express Co. (a)	4.73%	04/25/29	3,046,013
1,500,000	American Express Co. (a)	5.28%	07/27/29	1,545,748
1,263,000	American Express Co. (a)	5.09%	01/30/31	1,301,796
6,750,000	Bank of America Corp. (a)	5.08%	01/20/27	6,760,108
10,000,000	Bank of America Corp. (a)	4.95%	07/22/28	10,136,067
5,395,000	Bank of America Corp. (a)	5.20%	04/25/29	5,526,082
6,000,000	Bank of America Corp. (a)	4.62%	05/09/29	6,073,870
2,000,000	Bank of New York Mellon (The) Corp. (a)	5.80%	10/25/28	2,067,774
2,000,000	Bank of New York Mellon (The) Corp. (a)	6.32%	10/25/29	2,126,758
3,000,000	Bank of New York Mellon (The) Corp. (a)	4.94%	02/11/31	3,082,189
3,500,000	Citigroup (a)	4.50%	09/11/31	3,505,008
600,000	Fifth Third Bancorp (a)	6.34%	07/27/29	630,923
1,400,000	Fifth Third Bancorp (a)	4.90%	09/06/30	1,420,051
600,000	Fifth Third Bank N.A. (a)	4.97%	01/28/28	605,533
5,000,000	Goldman Sachs Bank USA (a)	5.28%	03/18/27	5,018,904
3,000,000	Goldman Sachs Group (The), Inc. (a)	4.94%	04/23/28	3,032,905
3,500,000	Goldman Sachs Group (The), Inc. (a)	6.48%	10/24/29	3,719,676
1,500,000	Goldman Sachs Group (The), Inc. (a)	4.69%	10/23/30	1,519,273
3,500,000	Goldman Sachs Group (The), Inc. (a)	4.37%	10/21/31	3,485,690
1,500,000	Huntington Bancshares, Inc. (a)	5.27%	01/15/31	1,544,581
913,000	Huntington National Bank (The) (a)	4.87%	04/12/28	921,218
5,000,000	JPMorgan Chase & Co. (a)	5.04%	01/23/28	5,053,005
10,500,000	JPMorgan Chase & Co. (a)	4.85%	07/25/28	10,635,395
1,000,000	JPMorgan Chase & Co. (a)	4.51%	10/22/28	1,007,985
2,500,000	JPMorgan Chase & Co. (a)	4.92%	01/24/29	2,544,754
7,500,000	JPMorgan Chase & Co. (a)	4.01%	04/23/29	7,479,012
3,500,000	JPMorgan Chase & Co. (a)	5.30%	07/24/29	3,604,005
2,500,000	JPMorgan Chase & Co. (a)	5.01%	01/23/30	2,561,208
1,000,000	JPMorgan Chase & Co. (a)	4.60%	10/22/30	1,013,565
7,500,000	Morgan Stanley (a)	5.05%	01/28/27	7,511,330
10,500,000	Morgan Stanley (a)	5.45%	07/20/29	10,836,454
2,000,000	Morgan Stanley (a)	5.66%	04/18/30	2,086,676
3,500,000	Morgan Stanley, Series I (a)	4.13%	10/18/29	3,492,357
3,500,000	Morgan Stanley, Series I (a)	4.36%	10/22/31	3,488,920
2,500,000	Morgan Stanley Bank N.A. (a)	4.95%	01/14/28	2,522,409
3,333,000	Morgan Stanley Bank N.A. (a)	5.02%	01/12/29	3,390,704
5,000,000	PNC Financial Services Group (The), Inc. (a)	4.76%	01/26/27	5,004,285
1,000,000	PNC Financial Services Group (The), Inc.	3.15%	05/19/27	987,230
2,000,000	PNC Financial Services Group (The), Inc. (a)	6.62%	10/20/27	2,045,277
1,000,000	PNC Financial Services Group (The), Inc. (a)	5.58%	06/12/29	1,034,969
3,000,000	Santander Holdings USA, Inc. (a)	5.47%	03/20/29	3,052,771
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banking (Continued)
$4,250,000	State Street Corp. (a)	5.82%	11/04/28	$4,395,461
3,500,000	Truist Bank (a)	4.14%	10/23/29	3,486,691
1,750,000	Truist Financial Corp. (a)	6.05%	06/08/27	1,768,036
4,000,000	Truist Financial Corp. (a)	4.87%	01/26/29	4,055,180
2,000,000	US Bancorp (a)	6.79%	10/26/27	2,049,760
5,000,000	Wells Fargo & Co. (a)	5.71%	04/22/28	5,110,232
7,000,000	Wells Fargo & Co. (a)	4.08%	09/15/29	6,981,838
2,500,000	Wells Fargo & Co. (a)	5.20%	01/23/30	2,572,864
3,000,000	Wells Fargo & Co. (a)	5.15%	04/23/31	3,094,524
1,250,000	Wells Fargo & Co., Series W (a)	4.90%	01/24/28	1,260,639
				185,627,903
	Brokerage/Asset Managers/Exchanges — 3.1%
5,000,000	Blackstone Reg Finance Co., LLC (b)	4.30%	11/03/30	4,985,112
3,000,000	Citadel Securities Global Holdings LLC (c)	5.50%	06/18/30	3,071,369
9,000,000	Intercontinental Exchange, Inc.	4.00%	09/15/27	9,013,959
10,000,000	Intercontinental Exchange, Inc.	3.63%	09/01/28	9,901,765
4,516,000	Jane Street Group / JSG Finance, Inc. (c)	6.75%	05/01/33	4,714,432
2,000,000	LPL Holdings, Inc.	4.90%	04/03/28	2,025,725
9,500,000	Nasdaq, Inc.	5.35%	06/28/28	9,804,147
				43,516,509
	Building Materials — 2.5%
10,945,000	American Builders & Contractors Supply Co., Inc. (c)	4.00%	01/15/28	10,798,131
10,001,000	Amrize Finance U.S. LLC (c)	4.70%	04/07/28	10,114,783
3,000,000	Amrize Finance U.S. LLC (c)	4.95%	04/07/30	3,072,140
3,500,000	CRH America Finance, Inc. (c)	3.95%	04/04/28	3,491,380
3,000,000	JH North America Holdings, Inc. (c)	5.88%	01/31/31	3,061,695
2,274,000	Standard Building Solutions, Inc. (c)	6.25%	08/01/33	2,320,931
2,000,000	Vulcan Materials Co.	4.95%	12/01/29	2,051,558
				34,910,618
	Cable Satellite — 0.2%
3,000,000	DISH Network Corp. (c)	11.75%	11/15/27	3,160,224
	Construction Machinery — 1.8%
1,004,000	Ashtead Capital, Inc. (c)	4.38%	08/15/27	1,002,833
3,500,000	Ashtead Capital, Inc. (c)	4.00%	05/01/28	3,474,903
6,000,000	RB Global Holdings, Inc. (c)	6.75%	03/15/28	6,133,842
14,300,000	United Rentals North America, Inc. (c)	6.00%	12/15/29	14,688,031
				25,299,609
	Consumer Cyclical Services — 0.4%
6,000,000	Sodexo, Inc. (c)	5.15%	08/15/30	6,148,726
	Consumer Products — 0.1%
2,000,000	Mead Johnson Nutrition Co.	4.13%	11/15/25	1,999,451
	Diversified Manufacturing — 1.2%
7,000,000	Amphenol Corp. (b)	4.13%	11/15/30	6,946,095
1,342,000	Veralto Corp.	5.50%	09/18/26	1,356,882
5,000,000	Veralto Corp.	5.35%	09/18/28	5,168,609
3,000,000	Veralto Corp.	5.45%	09/18/33	3,144,548
				16,616,134
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric — 4.4%
$3,800,000	AEP Transmission Co. LLC	3.10%	12/01/26	$3,762,303
3,000,000	AEP Transmission Co. LLC	5.38%	06/15/35	3,109,140
7,000,000	Alabama Power Co., Series C	4.30%	03/15/31	7,006,936
3,000,000	Baltimore Gas and Electric Co.	5.45%	06/01/35	3,129,489
3,231,000	Calpine Corp. (c)	3.75%	03/01/31	3,103,620
5,000,000	CenterPoint Energy Houston Electric LLC	5.20%	10/01/28	5,154,214
3,500,000	Duke Energy Carolinas LLC	4.85%	03/15/30	3,599,209
6,000,000	Lightning Power LLC (c)	7.25%	08/15/32	6,371,868
7,000,000	NRG Energy, Inc. (c)	4.73%	10/15/30	6,986,503
3,000,000	Oncor Electric Delivery Co. LLC	4.65%	11/01/29	3,052,600
6,400,000	Trans-Allegheny Interstate Line Co. (c)	5.00%	01/15/31	6,573,931
1,550,000	Virginia Electric and Power Co., Series B	3.75%	05/15/27	1,543,098
6,000,000	Vistra Operations Co. LLC (c)	5.05%	12/30/26	6,044,964
2,000,000	Wisconsin Electric Power Co.	4.15%	10/15/30	1,993,556
				61,431,431
	Finance Companies — 1.0%
3,645,000	Rocket Cos., Inc. (c)	6.13%	08/01/30	3,762,198
7,000,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (c)	3.88%	03/01/31	6,586,037
3,250,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (c)	4.00%	10/15/33	2,995,538
				13,343,773
	Food and Beverage — 7.7%
5,000,000	Campbell’s (The) Co.	5.20%	03/19/27	5,071,218
5,000,000	Campbell’s (The) Co.	5.20%	03/21/29	5,138,737
3,995,000	Conagra Brands, Inc.	5.30%	10/01/26	4,032,676
6,000,000	Conagra Brands, Inc.	5.00%	08/01/30	6,082,839
4,000,000	Constellation Brands, Inc.	4.35%	05/09/27	4,013,113
2,500,000	Constellation Brands, Inc.	4.80%	01/15/29	2,540,274
6,000,000	Constellation Brands, Inc.	4.80%	05/01/30	6,090,067
5,000,000	General Mills, Inc.	4.70%	01/30/27	5,039,417
2,500,000	J.M. Smucker (The) Co.	5.90%	11/15/28	2,621,108
2,975,000	Keurig Dr Pepper, Inc.	2.55%	09/15/26	2,934,281
5,000,000	Keurig Dr Pepper, Inc.	5.10%	03/15/27	5,049,663
5,500,000	Keurig Dr Pepper, Inc.	3.43%	06/15/27	5,437,295
2,000,000	Keurig Dr Pepper, Inc.	4.60%	05/25/28	2,012,230
6,000,000	Lamb Weston Holdings, Inc. (c)	4.88%	05/15/28	6,017,268
3,000,000	Lamb Weston Holdings, Inc. (c)	4.13%	01/31/30	2,908,082
13,000,000	Mars, Inc. (c)	4.60%	03/01/28	13,154,943
3,854,000	McCormick & Co., Inc.	3.40%	08/15/27	3,811,307
6,825,000	Molson Coors Beverage Co.	3.00%	07/15/26	6,774,138
3,000,000	Performance Food Group, Inc. (c)	6.13%	09/15/32	3,083,844
4,500,000	Post Holdings, Inc. (c)	6.25%	02/15/32	4,631,133
2,000,000	Sysco Corp.	3.25%	07/15/27	1,975,170
9,500,000	US Foods, Inc. (c)	4.75%	02/15/29	9,404,784
				107,823,587
	Gaming — 0.3%
722,000	VICI Properties, L.P.	4.75%	04/01/28	729,235
3,500,000	VICI Properties, L.P. / VICI Note Co., Inc. (c)	3.75%	02/15/27	3,466,777
				4,196,012
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Health Insurance — 2.6%
$6,670,000	Centene Corp.	4.25%	12/15/27	$6,578,580
2,000,000	Centene Corp.	4.63%	12/15/29	1,941,448
2,000,000	Elevance Health, Inc.	3.65%	12/01/27	1,985,218
6,000,000	Elevance Health, Inc.	4.10%	03/01/28	5,998,130
9,000,000	Molina Healthcare, Inc. (c)	4.38%	06/15/28	8,772,518
2,500,000	UnitedHealth Group, Inc.	4.70%	04/15/29	2,549,275
3,500,000	UnitedHealth Group, Inc.	5.30%	02/15/30	3,646,728
2,500,000	UnitedHealth Group, Inc.	4.90%	04/15/31	2,563,749
1,636,000	UnitedHealth Group, Inc.	5.30%	06/15/35	1,694,055
				35,729,701
	Healthcare — 9.7%
6,000,000	180 Medical, Inc. (c)	3.88%	10/15/29	5,803,007
10,871,000	Alcon Finance Corp. (c)	2.75%	09/23/26	10,748,515
4,240,000	Alcon Finance Corp. (c)	3.00%	09/23/29	4,042,572
3,000,000	Alcon Finance Corp. (c)	2.60%	05/27/30	2,780,851
3,000,000	Alcon Finance Corp. (c)	5.38%	12/06/32	3,135,604
3,000,000	Avantor Funding, Inc. (c)	4.63%	07/15/28	2,953,778
5,000,000	Becton Dickinson & Co.	3.70%	06/06/27	4,968,328
2,500,000	Becton Dickinson & Co.	4.87%	02/08/29	2,548,490
3,250,000	Cardinal Health, Inc.	4.50%	09/15/30	3,268,283
3,000,000	Cencora, Inc.	4.85%	12/15/29	3,067,432
2,500,000	Charles River Laboratories International, Inc. (c)	4.25%	05/01/28	2,473,399
2,500,000	Charles River Laboratories International, Inc. (c)	3.75%	03/15/29	2,398,775
1,631,000	Cigna Group (The)	4.50%	02/25/26	1,630,874
3,000,000	Cigna Group (The)	4.38%	10/15/28	3,019,287
4,345,000	Cigna Group (The)	2.40%	03/15/30	4,019,243
3,000,000	Cigna Group (The)	5.13%	05/15/31	3,108,074
3,000,000	Cigna Group (The)	5.40%	03/15/33	3,137,095
6,170,000	HCA, Inc.	5.88%	02/15/26	6,177,436
2,000,000	HCA, Inc.	4.50%	02/15/27	2,003,203
5,000,000	HCA, Inc.	5.20%	06/01/28	5,120,380
1,000,000	HCA, Inc.	4.30%	11/15/30	995,356
3,000,000	HCA, Inc.	5.50%	06/01/33	3,129,385
5,000,000	IQVIA, Inc. (c)	5.00%	05/15/27	5,001,756
11,000,000	IQVIA, Inc.	5.70%	05/15/28	11,342,574
4,659,000	PRA Health Sciences, Inc. (c)	2.88%	07/15/26	4,602,427
2,000,000	Quest Diagnostics, Inc.	4.63%	12/15/29	2,034,605
5,000,000	Solventum Corp.	5.45%	02/25/27	5,075,962
3,101,000	Solventum Corp.	5.40%	03/01/29	3,208,000
2,500,000	Solventum Corp.	5.45%	03/13/31	2,604,340
2,500,000	Solventum Corp.	5.60%	03/23/34	2,601,282
6,000,000	Stryker Corp.	4.85%	12/08/28	6,147,685
2,000,000	Stryker Corp.	4.25%	09/11/29	2,009,024
5,000,000	Thermo Fisher Scientific, Inc.	4.20%	03/01/31	4,980,969
5,000,000	Zimmer Biomet Holdings, Inc.	5.05%	02/19/30	5,146,466
				135,284,457
	Lodging — 0.6%
3,500,000	Hyatt Hotels Corp.	5.75%	01/30/27	3,561,263
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Lodging (Continued)
$3,000,000	Hyatt Hotels Corp.	5.05%	03/30/28	$3,053,789
1,000,000	Hyatt Hotels Corp.	5.25%	06/30/29	1,028,797
				7,643,849
	Media Entertainment — 0.4%
6,000,000	AppLovin Corp.	5.13%	12/01/29	6,126,173
	Midstream — 0.6%
4,667,000	Sunoco, L.P. (c)	5.63%	03/15/31	4,672,927
3,000,000	Venture Global Plaquemines LNG LLC (c)	7.50%	05/01/33	3,301,197
				7,974,124
	Other Industrial — 0.5%
3,345,000	AECOM (c)	6.00%	08/01/33	3,435,348
3,500,000	Quanta Services, Inc.	2.90%	10/01/30	3,275,281
				6,710,629
	Other Utility — 0.5%
4,000,000	American Water Capital Corp.	2.95%	09/01/27	3,930,459
2,893,000	American Water Capital Corp.	3.75%	09/01/28	2,873,405
				6,803,864
	Packaging — 1.4%
897,000	Berry Global, Inc. (c)	4.88%	07/15/26	897,103
11,500,000	Berry Global, Inc.	5.50%	04/15/28	11,831,463
3,000,000	Crown Americas LLC	5.25%	04/01/30	3,048,384
3,000,000	Crown Americas LLC (c)	5.88%	06/01/33	3,043,056
				18,820,006
	Paper — 0.3%
1,000,000	Packaging Corp. of America	3.40%	12/15/27	987,737
3,000,000	Packaging Corp. of America	5.70%	12/01/33	3,180,105
				4,167,842
	Pharmaceuticals — 0.2%
3,000,000	Amgen, Inc.	4.05%	08/18/29	2,987,080
	Property & Casualty Insurance — 5.5%
1,818,000	Aon North America, Inc.	5.15%	03/01/29	1,871,190
2,000,000	Aon North America, Inc.	5.30%	03/01/31	2,082,409
2,500,000	Aon North America, Inc.	5.45%	03/01/34	2,606,329
10,000,000	Arthur J. Gallagher & Co.	4.85%	12/15/29	10,213,913
5,500,000	Arthur J. Gallagher & Co.	5.50%	03/02/33	5,750,482
994,000	Arthur J. Gallagher & Co.	5.45%	07/15/34	1,032,199
6,031,000	Brown & Brown, Inc.	4.50%	03/15/29	6,040,028
2,250,000	Brown & Brown, Inc.	4.90%	06/23/30	2,281,888
4,500,000	Brown & Brown, Inc.	2.38%	03/15/31	4,011,382
5,500,000	Brown & Brown, Inc.	4.20%	03/17/32	5,325,609
1,200,000	Brown & Brown, Inc.	5.55%	06/23/35	1,235,870
1,650,000	Marsh & McLennan Cos., Inc.	3.75%	03/14/26	1,647,399
6,392,000	Marsh & McLennan Cos., Inc.	4.38%	03/15/29	6,451,666
1,000,000	Marsh & McLennan Cos., Inc.	4.65%	03/15/30	1,017,157
4,500,000	Marsh & McLennan Cos., Inc.	4.85%	11/15/31	4,602,553
3,635,000	Ryan Specialty LLC (c)	4.38%	02/01/30	3,558,045
9,480,000	Ryan Specialty LLC (c)	5.88%	08/01/32	9,646,668
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Property & Casualty Insurance (Continued)
$3,750,000	Willis North America, Inc.	4.65%	06/15/27	$3,774,386
3,000,000	Willis North America, Inc.	5.35%	05/15/33	3,103,610
				76,252,783
	Retailers — 1.3%
3,000,000	AutoZone, Inc.	3.75%	06/01/27	2,983,758
4,000,000	Lowe’s Cos., Inc.	4.25%	03/15/31	3,975,623
3,500,000	Lowe’s Cos., Inc.	4.50%	10/15/32	3,468,289
4,000,000	O’Reilly Automotive, Inc.	5.75%	11/20/26	4,065,428
3,500,000	O’Reilly Automotive, Inc.	3.60%	09/01/27	3,471,500
				17,964,598
	Technology — 14.6%
7,500,000	Atlassian Corp.	5.25%	05/15/29	7,721,280
5,485,000	Autodesk, Inc.	3.50%	06/15/27	5,436,850
500,000	Autodesk, Inc.	5.30%	06/15/35	513,272
8,000,000	CoStar Group, Inc. (c)	2.80%	07/15/30	7,323,680
19,174,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	18,288,552
1,000,000	Dell International, LLC / EMC Corp.	4.15%	02/15/29	998,750
9,670,000	FactSet Research Systems, Inc.	2.90%	03/01/27	9,505,347
10,167,000	Fair Isaac Corp. (c)	6.00%	05/15/33	10,374,366
3,500,000	Fidelity National Information Services, Inc.	4.70%	07/15/27	3,517,891
3,000,000	Fidelity National Information Services, Inc.	5.10%	07/15/32	3,065,579
3,500,000	Fidelity National Information Services, Inc., Series 10Y	4.25%	05/15/28	3,482,445
7,000,000	Gartner, Inc. (c)	4.50%	07/01/28	6,944,056
2,500,000	Gartner, Inc. (c)	3.63%	06/15/29	2,400,720
6,250,000	Gartner, Inc. (c)	3.75%	10/01/30	5,915,121
6,500,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (c)	5.25%	12/01/27	6,511,882
4,000,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (c)	3.50%	03/01/29	3,812,665
3,000,000	Molex Electronic Technologies LLC (c)	4.75%	04/30/28	3,029,273
3,500,000	Molex Electronic Technologies LLC (c)	5.25%	04/30/32	3,577,604
18,500,000	MSCI, Inc. (c)	4.00%	11/15/29	18,054,744
1,167,000	MSCI, Inc.	5.25%	09/01/35	1,171,794
1,500,000	MSCI, Inc. (b)	5.15%	03/15/36	1,484,616
2,250,000	Oracle Corp.	2.30%	03/25/28	2,152,157
3,000,000	Oracle Corp.	4.50%	05/06/28	3,020,277
4,000,000	Oracle Corp.	6.15%	11/09/29	4,240,061
1,556,000	Oracle Corp.	4.45%	09/26/30	1,543,511
667,000	Oracle Corp.	5.25%	02/03/32	679,330
1,500,000	Oracle Corp.	4.80%	09/26/32	1,484,987
1,500,000	Oracle Corp.	6.25%	11/09/32	1,607,595
3,000,000	Oracle Corp.	4.70%	09/27/34	2,882,346
6,500,000	PTC, Inc. (c)	4.00%	02/15/28	6,403,006
3,000,000	Roper Technologies, Inc.	3.80%	12/15/26	2,989,914
2,063,000	Roper Technologies, Inc.	4.25%	09/15/28	2,069,514
2,682,000	Roper Technologies, Inc.	2.00%	06/30/30	2,420,803
3,000,000	Roper Technologies, Inc.	4.75%	02/15/32	3,026,406
6,000,000	SS&C Technologies, Inc. (c)	5.50%	09/30/27	6,007,362
2,857,000	Synopsys, Inc.	4.55%	04/01/27	2,877,103
3,333,000	Synopsys, Inc.	4.65%	04/01/28	3,370,993
2,000,000	Synopsys, Inc.	4.85%	04/01/30	2,036,067
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Technology (Continued)
$2,500,000	Synopsys, Inc.	5.00%	04/01/32	$2,553,279
5,000,000	TR Finance LLC	3.35%	05/15/26	4,967,854
3,500,000	TR Finance LLC	5.50%	08/15/35	3,642,380
867,000	Verisk Analytics, Inc.	4.50%	08/15/30	871,210
3,250,000	Verisk Analytics, Inc.	5.13%	02/15/36	3,271,295
3,000,000	VMware LLC	4.70%	05/15/30	3,044,921
10,925,000	Workday, Inc.	3.50%	04/01/27	10,834,717
3,000,000	Workday, Inc.	3.80%	04/01/32	2,868,202
				203,995,777
	Wireless — 1.4%
4,583,000	Crown Castle, Inc.	4.45%	02/15/26	4,580,412
2,500,000	Crown Castle, Inc.	3.65%	09/01/27	2,474,957
1,500,000	Crown Castle, Inc.	5.00%	01/11/28	1,520,772
1,000,000	Crown Castle, Inc.	4.80%	09/01/28	1,012,386
8,000,000	T-Mobile USA, Inc.	4.75%	02/01/28	8,006,945
2,000,000	T-Mobile USA, Inc.	4.95%	03/15/28	2,038,269
				19,633,741
	Wirelines — 0.3%
3,500,000	Frontier Communications Holdings LLC (c)	5.00%	05/01/28	3,497,915
	Total Corporate Bonds and Notes			1,073,322,245
	(Cost $1,054,333,161)
FOREIGN CORPORATE BONDS AND NOTES — 17.6%
	Banking — 5.7%
1,556,000	Banco Santander SA (b)	4.55%	11/06/30	1,557,714
3,500,000	Bank of Montreal (a)	4.35%	09/22/31	3,488,649
2,000,000	Barclays PLC (a)	5.83%	05/09/27	2,015,857
2,000,000	Barclays PLC (a)	6.50%	09/13/27	2,037,004
1,000,000	Barclays PLC (a)	4.84%	09/10/28	1,010,762
588,000	Barclays PLC (a)	5.09%	02/25/29	598,116
727,000	Barclays PLC (a)	4.94%	09/10/30	739,343
3,250,000	BNP Paribas S.A. (a) (c)	5.09%	05/09/31	3,306,189
6,000,000	Canadian Imperial Bank of Commerce (a)	4.86%	01/13/28	6,050,061
3,500,000	Canadian Imperial Bank of Commerce (a)	4.24%	09/08/28	3,504,428
6,500,000	Canadian Imperial Bank of Commerce (a)	4.86%	03/30/29	6,600,096
6,000,000	Cooperatieve Rabobank UA (a) (c)	4.99%	05/27/31	6,129,455
2,500,000	Lloyds Banking Group PLC	4.38%	03/22/28	2,511,449
3,750,000	Lloyds Banking Group PLC (a)	5.09%	11/26/28	3,813,062
3,000,000	Royal Bank of Canada (a)	4.97%	01/24/29	3,050,882
3,000,000	Royal Bank of Canada (a)	4.50%	08/06/29	3,024,278
1,000,000	Santander UK Group Holdings PLC (a)	4.32%	09/22/29	998,200
3,000,000	Skandinaviska Enskilda Banken AB (c)	4.38%	06/02/28	3,029,447
6,500,000	Skandinaviska Enskilda Banken AB (c)	4.50%	09/03/30	6,513,762
1,615,000	Toronto-Dominion Bank (The)	4.86%	01/31/28	1,642,910
3,000,000	Toronto-Dominion Bank (The)	4.57%	06/02/28	3,034,895
3,500,000	Toronto-Dominion Bank (The), Medium-Term Note	4.81%	06/03/30	3,570,465
3,500,000	UBS AG	5.65%	09/11/28	3,657,296
1,556,000	UBS Group (a) (c)	4.40%	09/23/31	1,550,709
5,500,000	UBS Group AG (a) (c)	5.43%	02/08/30	5,692,226
				79,127,255
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Building Materials — 0.8%
$5,200,000	Cemex S.A.B. de C.V. (c)	5.45%	11/19/29	$5,280,325
5,000,000	CRH SMW Finance DAC	5.20%	05/21/29	5,156,380
				10,436,705
	Environmental — 1.4%
9,500,000	GFL Environmental, Inc. (c)	3.50%	09/01/28	9,297,563
10,000,000	Waste Connections, Inc.	4.25%	12/01/28	10,056,145
				19,353,708
	Food and Beverage — 0.4%
6,000,000	Bacardi Ltd. / Bacardi-Martini B.V. (c)	5.25%	01/15/29	6,133,356
	Gaming — 0.3%
100,000	Flutter Treasury DAC (c)	6.38%	04/29/29	103,673
4,100,000	Flutter Treasury DAC (c)	5.88%	06/04/31	4,153,812
				4,257,485
	Healthcare — 0.8%
8,000,000	Icon Investments Six DAC	5.85%	05/08/29	8,360,409
3,000,000	Icon Investments Six DAC	6.00%	05/08/34	3,148,848
				11,509,257
	Leisure — 0.6%
6,000,000	Carnival Corp. (c)	5.88%	06/15/31	6,192,421
1,460,000	Carnival Corp. (c)	5.75%	08/01/32	1,501,658
				7,694,079
	Packaging — 1.0%
5,000,000	CCL Industries, Inc. (c)	3.25%	10/01/26	4,949,807
9,550,000	CCL Industries, Inc. (c)	3.05%	06/01/30	8,982,305
				13,932,112
	Paper — 1.0%
13,000,000	Smurfit Kappa Treasury ULC	5.20%	01/15/30	13,415,527
	Pharmaceuticals — 0.3%
3,881,000	CSL Finance PLC (c)	3.85%	04/27/27	3,874,036
	Property & Casualty Insurance — 0.6%
8,250,000	Aon Corp. / Aon Global Holdings PLC	2.85%	05/28/27	8,098,260
	Restaurants — 0.5%
7,000,000	1011778 BC ULC / New Red Finance, Inc. (c)	5.63%	09/15/29	7,133,147
	Retailers — 2.0%
7,000,000	Alimentation Couche-Tard, Inc. (c)	4.15%	09/29/28	7,003,536
5,000,000	Alimentation Couche-Tard, Inc. (c)	2.95%	01/25/30	4,732,331
6,000,000	Belron UK Finance PLC (c)	5.75%	10/15/29	6,083,298
10,500,000	Gildan Activewear, Inc. (c)	4.70%	10/07/30	10,457,143
				28,276,308
	Technology — 2.2%
10,000,000	Constellation Software, Inc. (c)	5.16%	02/16/29	10,219,998
2,500,000	Constellation Software, Inc. (c)	5.46%	02/16/34	2,537,147
3,000,000	Elastic N.V. (c)	4.13%	07/15/29	2,894,842
15,000,000	Open Text Corp. (c)	6.90%	12/01/27	15,633,795
				31,285,782
	Total Foreign Corporate Bonds and Notes			244,527,017
	(Cost $240,154,811)
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025

Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 3.1%
	Brokerage/Asset Managers/Exchanges — 0.4%
$5,000,000	Intercontinental Exchange, Inc.	4.06%	11/03/25	$4,998,897
	Midstream — 1.9%
13,000,000	Energy Transfer, L.P.	4.09%	11/03/25	12,997,089
14,000,000	Enterprise Products Operating LLC	4.01%	11/03/25	13,996,927
				26,994,016
	Other Industrial — 0.8%
11,500,000	Quanta Services, Inc.	4.15%	11/03/25	11,497,387
	Total Commercial Paper			43,490,300
	(Cost $43,490,300)

Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS — 2.3%
	Cable Satellite — 0.4%
4,987,437	Charter Communications Operating LLC, Term Loan B-5, 3 Mo. CME Term SOFR + 2.25%, 0.00% Floor	6.24%	12/15/31	4,984,894
	Electric — 0.5%
6,300,000	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	5.96%	07/31/30	6,312,821
	Finance Companies — 0.2%
3,441,837	Corpay Technologies Operating Company LLC (FleetCor), Term Loan B5, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	5.71%	04/28/28	3,443,988
	Food and Beverage — 0.4%
5,969,925	Primo Brands Corp., Term Loan B, 3 Mo. CME Term SOFR + 2.25%, 0.50% Floor	6.25%	03/31/28	5,992,461
	Restaurants — 0.4%
5,628,194	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.75% Floor	6.46%	12/15/27	5,642,377
	Technology — 0.4%
5,266,306	Worldpay (GTCR W Merger Sub LLC/Boost Newco LLC), Term Loan B, 3 Mo. CME Term SOFR + 2.00%, 0.00% Floor	6.00%	01/31/31	5,286,054
	Total Senior Floating-Rate Loan Interests			31,662,595
	(Cost $31,628,247)

	Total Investments — 100.0%			1,393,002,157
	(Cost $1,369,606,519)
	Net Other Assets and Liabilities — 0.0%			318,332
	Net Assets — 100.0%			$1,393,320,489

(a)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $468,850,831 or 33.6% of net assets.

(d)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR floor that establishes a minimum SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR period, spread and floor, but different SOFR reset dates.

(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
SOFR	– Secured Overnight Financing Rate

Country Allocation†	% of Net Assets
United States	82.4%
Canada	9.0
Ireland	2.5
United Kingdom	1.7
Multi-National	1.0
Switzerland	0.8
Sweden	0.7
Netherlands	0.6
Panama	0.6
Mexico	0.4
France	0.2
Spain	0.1
Total Investments	100.0
Net Other Assets and Liabilities	0.0††
Total	100.0%

†	Portfolio securities are categorized based upon their country of incorporation.
††	Amount is less than 0.1%.
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$1,073,322,245	$—	$1,073,322,245	$—
Foreign Corporate Bonds and Notes*	244,527,017	—	244,527,017	—
Commercial Paper*	43,490,300	—	43,490,300	—
Senior Floating-Rate Loan Interests*	31,662,595	—	31,662,595	—
Total Investments	$1,393,002,157	$—	$1,393,002,157	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$1,393,002,157
Cash	101,621
Interest receivable	15,892,883
Total Assets	1,408,996,661

LIABILITIES:
Payables:
Investment securities purchased	15,033,427
Investment advisory fees	642,548
Other liabilities	197
Total Liabilities	15,676,172
NET ASSETS	$1,393,320,489

NET ASSETS consist of:
Paid-in capital	$1,366,405,722
Par value	726,500
Accumulated distributable earnings (loss)	26,188,267
NET ASSETS	$1,393,320,489
NET ASSET VALUE, per share	$19.18
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	72,650,002
Investments, at cost	$1,369,606,519
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$65,411,780
Total investment income	65,411,780

EXPENSES:
Investment advisory fees	7,075,241
Other expenses	94,461
Total expenses	7,169,702
NET INVESTMENT INCOME (LOSS)	58,242,078

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	4,444,276
Net change in unrealized appreciation (depreciation) on investments	13,292,894
NET REALIZED AND UNREALIZED GAIN (LOSS)	17,737,170
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,979,248
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$58,242,078	$48,606,353
Net realized gain (loss)	4,444,276	896,577
Net change in unrealized appreciation (depreciation)	13,292,894	28,632,220
Net increase (decrease) in net assets resulting from operations	75,979,248	78,135,150

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(59,018,627)	(48,608,992)
Return of capital	—	(444,385)
Total distributions to shareholders	(59,018,627)	(49,053,377)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	237,424,580	441,389,170
Cost of shares redeemed	(97,550,952)	(15,996,674)
Net increase (decrease) in net assets resulting from shareholder transactions	139,873,628	425,392,496
Total increase (decrease) in net assets	156,834,249	454,474,269

NET ASSETS:
Beginning of period	1,236,486,240	782,011,971
End of period	$1,393,320,489	$1,236,486,240

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	65,350,002	42,850,002
Shares sold	12,450,000	23,350,000
Shares redeemed	(5,150,000)	(850,000)
Shares outstanding, end of period	72,650,002	65,350,002
See Notes to Financial Statements

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,			Period Ended 10/31/2022 (a)
	2025	2024	2023
Net asset value, beginning of period	$18.92	$18.25	$18.38	$20.00
Income from investment operations:
Net investment income (loss)	0.86 (b)	0.87 (b)	0.85 (b)	0.39
Net realized and unrealized gain (loss)	0.27	0.67	(0.17)	(1.64)
Total from investment operations	1.13	1.54	0.68	(1.25)
Distributions paid to shareholders from:
Net investment income	(0.86)	(0.86)	(0.81)	(0.37)
Net realized gain	(0.01)	—	—	—
Return of capital	—	(0.01)	—	—
Total distributions	(0.87)	(0.87)	(0.81)	(0.37)
Net asset value, end of period	$19.18	$18.92	$18.25	$18.38
Total return (c)	6.11%	8.58%	3.68%	(6.28)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,393,320	$1,236,486	$782,012	$16,542
Ratio of total expenses to average net assets	0.56% (d)	0.55%	0.55%	0.55% (e)
Ratio of net expenses to average net assets	0.56% (d)	0.55%	0.45%	0.45% (e)
Ratio of net investment income (loss) to average net assets	4.53%	4.63%	4.62%	2.33% (e)
Portfolio turnover rate (f)	36%	22%	38%	113%

(a)	Inception date is November 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the total and net expense ratios would have been 0.55%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FSIG” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to deliver current income. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. At least 80% of the Fund’s net assets will be invested in corporate debt securities that are, at the time of purchase, investment grade (i.e. rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization (“NRSRO”) rating such securities, or if unrated, debt securities determined by the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), to be of comparable quality. In the case of a split rating between one or more of the NRSROs, the Fund will consider the highest rating. For an unrated security to be considered investment grade, the Advisor will consider, at the time of purchase, whether such security is of comparable quality based on fundamental credit analysis of the unrated security and comparable securities that are rated by an NRSRO.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025
 6)
bids and offers; and
 7)
reference data including market research publications.
Senior Floating-Rate Loan Interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Commercial paper and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);

(1)
The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $14,973,537 of when-issued or delayed-delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Interest” on the Statement of Operations. As of October 31, 2025, the Fund had no unfunded loan commitments.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$58,227,253	$48,608,992
Capital gains	791,374	—
Return of capital	—	444,385
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	2,824,019
Net unrealized appreciation (depreciation)	23,364,248
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had no non-expiring capital loss carryforwards available for federal income tax purposes.
During the taxable year ended October 31, 2025, the Fund utilized $781,365 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(41,901)	$41,901	$—
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,369,637,909	$24,048,855	$(684,607)	$23,364,248
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.55000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50875%
Fund net assets greater than $10 billion	0.49500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025
records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $596,585,516 and $447,046,212, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Notes to Financial Statements (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.11%, resulting in an annual unitary management fee after the waiver of 0.44%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from November 17, 2021 (commencement of investment operations) through October 31, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended and for the period from November 17, 2021 (commencement of investment operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Limited Duration Investment Grade Corporate ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Grade Fixed Income Team and Leveraged Finance Investment Team are responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Grade Fixed Income Team and the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Teams. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Investment Grade Fixed Income Team and Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.

Other Information (Continued)
First Trust Limited Duration Investment Grade Corporate ETF (FSIG)
October 31, 2025 (Unaudited)
Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2024, and outperformed the Performance Universe median and the benchmark index for the three-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
FT Vest Technology Dividend Target Income ETF (TDVI)
FT Vest Dow Jones Internet & Target Income ETF (FDND)

First Trust Exchange-Traded Fund IV
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective(s). Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 100.4%
	Aerospace & Defense — 1.5%
152,627	General Dynamics Corp. (a)	$52,641,052
	Air Freight & Logistics — 3.3%
406,012	C.H. Robinson Worldwide, Inc. (a)	62,521,788
435,246	Expeditors International of Washington, Inc. (a)	53,056,487
		115,578,275
	Beverages — 4.3%
1,837,824	Brown-Forman Corp., Class B (a)	50,043,948
729,056	Coca-Cola (The) Co. (a)	50,231,958
337,349	PepsiCo, Inc. (a)	49,283,315
		149,559,221
	Biotechnology — 1.4%
225,750	AbbVie, Inc. (a)	49,222,530
	Building Products — 1.4%
756,957	A.O. Smith Corp. (a)	49,951,593
	Capital Markets — 5.8%
178,065	FactSet Research Systems, Inc. (a)	47,507,742
2,285,280	Franklin Resources, Inc. (a)	51,670,181
107,609	S&P Global, Inc. (a)	52,428,181
502,379	T. Rowe Price Group, Inc. (a)	51,508,919
		203,115,023
	Chemicals — 8.7%
203,928	Air Products and Chemicals, Inc. (a)	49,470,894
565,624	Albemarle Corp. (a)	55,561,246
187,045	Ecolab, Inc. (a)	47,958,338
114,741	Linde PLC (a)	47,996,160
505,330	PPG Industries, Inc. (a)	49,396,007
154,652	Sherwin-Williams (The) Co. (a)	53,345,661
		303,728,306
	Commercial Services & Supplies — 1.4%
266,738	Cintas Corp. (a)	48,885,073
	Consumer Staples Distribution & Retail — 4.3%
656,800	Sysco Corp. (a)	48,787,104
549,080	Target Corp. (a)	50,910,698
481,841	Walmart, Inc. (a)	48,752,672
		148,450,474
	Containers & Packaging — 1.4%
6,342,075	Amcor PLC (a)	50,102,393
	Distributors — 1.4%
388,563	Genuine Parts Co. (a)	49,467,956
	Electric Utilities — 2.9%
706,024	Eversource Energy (a)	52,111,632
623,183	NextEra Energy, Inc. (a)	50,727,096
		102,838,728
	Electrical Equipment — 1.6%
396,776	Emerson Electric Co. (a)	55,378,026
	Food Products — 5.6%
833,863	Archer-Daniels-Midland Co. (a)	50,473,727
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
2,137,660	Hormel Foods Corp. (a)	$46,152,080
492,835	J.M. Smucker (The) Co. (a)	51,033,064
752,763	McCormick & Co., Inc. (a)	48,297,274
		195,956,145
	Gas Utilities — 1.4%
291,499	Atmos Energy Corp. (a)	50,056,208
	Health Care Equipment & Supplies — 4.2%
403,474	Abbott Laboratories (a)	49,877,456
274,438	Becton Dickinson & Co. (a)	49,044,815
538,316	Medtronic PLC (a)	48,825,261
		147,747,532
	Health Care Providers & Services — 1.8%
323,624	Cardinal Health, Inc. (a)	61,737,751
	Hotels, Restaurants & Leisure — 1.4%
166,472	McDonald’s Corp. (a)	49,680,239
	Household Products — 7.2%
585,843	Church & Dwight Co., Inc. (a)	51,372,573
436,829	Clorox (The) Co. (a)	49,125,789
646,437	Colgate-Palmolive Co. (a)	49,807,971
429,453	Kimberly-Clark Corp. (a)	51,409,819
339,188	Procter & Gamble (The) Co. (a)	51,003,699
		252,719,851
	Insurance — 7.1%
478,669	Aflac, Inc. (a)	51,308,530
578,750	Brown & Brown, Inc. (a)	46,149,525
186,693	Chubb Ltd. (a)	51,702,759
332,054	Cincinnati Financial Corp. (a)	51,332,228
159,957	Erie Indemnity Co., Class A (a)	46,809,817
		247,302,859
	IT Services — 1.6%
179,557	International Business Machines Corp. (a)	55,197,617
	Life Sciences Tools & Services — 1.5%
186,370	West Pharmaceutical Services, Inc. (a)	52,569,386
	Machinery — 9.0%
100,454	Caterpillar, Inc. (a)	57,988,076
308,004	Dover Corp. (a)	55,890,406
204,082	Illinois Tool Works, Inc. (a)	49,779,682
220,476	Nordson Corp. (a)	51,139,408
472,146	Pentair PLC (a)	50,212,727
745,695	Stanley Black & Decker, Inc. (a)	50,498,465
		315,508,764
	Metals & Mining — 1.6%
377,786	Nucor Corp. (a)	56,686,789
	Multi-Utilities — 1.4%
506,420	Consolidated Edison, Inc. (a)	49,330,372
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels — 3.0%
331,841	Chevron Corp. (a)	$52,337,963
450,043	Exxon Mobil Corp. (a)	51,466,917
		103,804,880
	Personal Care Products — 1.4%
3,398,584	Kenvue, Inc. (a)	48,837,652
	Pharmaceuticals — 1.5%
267,568	Johnson & Johnson (a)	50,535,568
	Professional Services — 1.4%
181,808	Automatic Data Processing, Inc. (a)	47,324,622
	Residential REITs — 1.4%
195,384	Essex Property Trust, Inc. (a)	49,191,830
	Retail REITs — 2.8%
511,134	Federal Realty Investment Trust (a)	49,165,979
856,554	Realty Income Corp. (a)	49,663,001
		98,828,980
	Software — 1.3%
101,433	Roper Technologies, Inc. (a)	45,254,333
	Specialty Retail — 1.5%
211,984	Lowe’s Cos., Inc. (a)	50,479,750
	Trading Companies & Distributors — 2.9%
1,211,842	Fastenal Co. (a)	49,867,298
53,331	W.W. Grainger, Inc. (a)	52,211,049
		102,078,347
	Total Common Stocks	3,509,748,125
	(Cost $3,533,685,460)
MONEY MARKET FUNDS — 0.2%
6,121,858	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	6,121,858
	(Cost $6,121,858)
	Total Investments — 100.6%	3,515,869,983
	(Cost $3,539,807,318)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.6)%
	Call Options Written — (0.6)%
(1,122)	A.O. Smith Corp.	$(7,404,078)	$70.00	11/21/25	(44,880)
(660)	Abbott Laboratories	(8,158,920)	130.00	11/21/25	(34,320)
(435)	AbbVie, Inc.	(9,484,740)	230.00	11/21/25	(53,505)
(810)	Aflac, Inc.	(8,682,390)	110.00	11/21/25	(117,450)
(279)	Air Products and Chemicals, Inc.	(6,768,261)	250.00	11/21/25	(135,315)
(986)	Albemarle Corp.	(9,685,478)	90.00	11/21/25	(1,123,054)
(8,502)	Amcor PLC	(6,716,580)	8.00	11/21/25	(289,068)
(1,495)	Archer-Daniels-Midland Co.	(9,049,235)	62.50	11/21/25	(224,250)
(526)	Atmos Energy Corp.	(9,032,472)	175.00	11/21/25	(146,754)
(271)	Automatic Data Processing, Inc.	(7,054,130)	280.00	11/21/25	(17,344)
(452)	Becton Dickinson & Co.	(8,077,692)	190.00	11/21/25	(85,880)
(807)	Brown & Brown, Inc.	(6,435,018)	90.00	11/21/25	(4,842)
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(2,664)	Brown-Forman Corp.	$(7,254,072)	$27.50	11/21/25	$(218,448)
(804)	C.H. Robinson Worldwide, Inc.	(12,380,796)	125.00	11/21/25	(2,211,000)
(524)	Cardinal Health, Inc.	(9,996,348)	155.00	11/21/25	(1,925,700)
(193)	Caterpillar, Inc.	(11,141,118)	530.00	11/21/25	(1,079,642)
(533)	Chevron Corp.	(8,406,476)	155.00	11/21/25	(261,170)
(307)	Chubb Ltd.	(8,502,058)	270.00	11/21/25	(307,000)
(853)	Church & Dwight Co., Inc.	(7,479,957)	90.00	11/21/25	(86,153)
(561)	Cincinnati Financial Corp.	(8,672,499)	155.00	11/21/25	(166,617)
(372)	Cintas Corp.	(6,817,644)	190.00	11/21/25	(68,820)
(631)	Clorox (The) Co.	(7,096,226)	120.00	11/21/25	(98,436)
(1,201)	Coca-Cola (The) Co.	(8,274,890)	67.50	11/21/25	(253,411)
(938)	Colgate-Palmolive Co.	(7,227,290)	80.00	11/21/25	(50,652)
(813)	Consolidated Edison, Inc.	(7,919,433)	100.00	11/21/25	(105,690)
(445)	Dover Corp.	(8,074,970)	165.00	11/21/25	(785,425)
(308)	Ecolab, Inc.	(7,897,120)	280.00	11/21/25	(21,560)
(565)	Emerson Electric Co.	(7,885,705)	130.00	11/21/25	(655,400)
(226)	Erie Indemnity Co.	(6,613,664)	320.00	11/21/25	(63,280)
(289)	Essex Property Trust, Inc.	(7,276,153)	260.00	11/21/25	(59,245)
(1,250)	Eversource Energy	(9,226,250)	70.00	11/21/25	(509,375)
(710)	Expeditors International of Washington, Inc.	(8,654,900)	120.00	11/21/25	(362,100)
(749)	Exxon Mobil Corp.	(8,565,564)	110.00	11/21/25	(418,691)
(197)	FactSet Research Systems, Inc.	(5,255,960)	290.00	11/21/25	(49,250)
(1,731)	Fastenal Co.	(7,123,065)	42.50	11/21/25	(79,626)
(876)	Federal Realty Investment Trust	(8,426,244)	100.00	11/21/25	(78,840)
(3,357)	Franklin Resources, Inc.	(7,590,177)	22.00	11/21/25	(416,268)
(264)	General Dynamics Corp.	(9,105,360)	330.00	11/21/25	(388,080)
(623)	Genuine Parts Co.	(7,931,413)	135.00	11/21/25	(39,872)
(2,832)	Hormel Foods Corp. (c)	(6,114,288)	24.00	11/21/25	(22,656)
(317)	Illinois Tool Works, Inc.	(7,732,264)	250.00	11/21/25	(74,495)
(319)	International Business Machines Corp.	(9,806,379)	280.00	11/21/25	(901,813)
(764)	J.M. Smucker (The) Co.	(7,911,220)	105.00	11/21/25	(137,520)
(489)	Johnson & Johnson	(9,235,743)	195.00	11/21/25	(57,213)
(3,688)	Kenvue, Inc.	(5,299,656)	15.00	11/21/25	(228,656)
(650)	Kimberly-Clark Corp.	(7,781,150)	120.00	11/21/25	(170,300)
(176)	Linde PLC	(7,362,080)	450.00	11/21/25	(22,880)
(368)	Lowe’s Cos., Inc.	(8,763,184)	240.00	11/21/25	(252,080)
(1,161)	McCormick & Co., Inc.	(7,448,976)	65.00	11/21/25	(139,320)
(282)	McDonald’s Corp.	(8,415,726)	305.00	11/21/25	(133,950)
(899)	Medtronic PLC	(8,153,930)	95.00	11/21/25	(77,314)
(1,153)	NextEra Energy, Inc.	(9,385,420)	85.00	11/21/25	(98,005)
(379)	Nordson Corp.	(8,790,905)	230.00	11/21/25	(259,615)
(587)	Nucor Corp.	(8,807,935)	130.00	11/21/25	(1,291,400)
(807)	Pentair PLC	(8,582,445)	110.00	11/21/25	(137,190)
(574)	PepsiCo, Inc.	(8,385,566)	155.00	11/21/25	(32,144)
(721)	PPG Industries, Inc.	(7,047,775)	100.00	11/21/25	(97,335)
(523)	Procter & Gamble (The) Co.	(7,864,351)	150.00	11/21/25	(170,498)
(1,430)	Realty Income Corp.	(8,291,140)	60.00	11/21/25	(50,050)
(148)	Roper Technologies, Inc.	(6,603,020)	500.00	11/21/25	(11,840)
(156)	S&P Global, Inc.	(7,600,476)	470.00	11/21/25	(376,740)
(244)	Sherwin-Williams (The) Co.	(8,416,536)	330.00	11/21/25	(433,100)
See Notes to Financial Statements

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(1,142)	Stanley Black & Decker, Inc.	$(7,733,624)	$67.50	11/21/25	$(359,730)
(1,039)	Sysco Corp.	(7,717,692)	80.00	11/21/25	(10,390)
(772)	T. Rowe Price Group, Inc.	(7,915,316)	105.00	11/21/25	(100,360)
(784)	Target Corp.	(7,269,248)	90.00	11/21/25	(462,560)
(79)	W.W. Grainger, Inc.	(7,734,100)	950.00	11/21/25	(307,784)
(859)	Walmart, Inc.	(8,691,362)	110.00	11/21/25	(57,553)
(297)	West Pharmaceutical Services, Inc.	(8,377,479)	270.00	11/21/25	(490,050)
	Total Written Options				(20,000,954)
	(Premiums received $20,883,185)
	Net Other Assets and Liabilities — 0.0%				1,131,886
	Net Assets — 100.0%				$3,497,000,915

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2025, the value of these securities amounts to $556,583,332.
(b)	Rate shown reflects yield as of October 31, 2025.
(c)
This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
October 31, 2025, investments noted as such are valued at $(22,656) or (0.0)% of net assets.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$3,509,748,125	$3,509,748,125	$—	$—
Money Market Funds	6,121,858	6,121,858	—	—
Total Investments	$3,515,869,983	$3,515,869,983	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(20,000,954)	$(17,064,748)	$(2,936,206)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.7%
6,865	Curtiss-Wright Corp. (a)	$4,089,686
26,787	Woodward, Inc. (a)	7,021,141
		11,110,827
	Air Freight & Logistics — 0.1%
27,003	Hub Group, Inc., Class A (a)	994,521
	Automobile Components — 0.6%
27,221	Lear Corp. (a)	2,848,678
24,867	Phinia, Inc. (a)	1,290,846
		4,139,524
	Banks — 14.2%
113,437	Bank OZK (a)	5,103,531
14,251	BOK Financial Corp. (a)	1,490,370
159,269	Cadence Bank (a)	6,010,812
65,191	Commerce Bancshares, Inc. (a)	3,431,002
41,449	Cullen/Frost Bankers, Inc. (a)	5,104,030
55,256	East West Bancorp, Inc. (a)	5,614,010
74,814	Eastern Bankshares, Inc. (a)	1,311,489
94,530	Enterprise Financial Services Corp. (a)	4,950,536
267,822	First BanCorp (a)	5,219,851
74,060	First Commonwealth Financial Corp. (a)	1,132,377
36,080	First Merchants Corp. (a)	1,280,118
218,818	Fulton Financial Corp. (a)	3,800,869
46,986	Hancock Whitney Corp. (a)	2,683,370
140,578	Home BancShares, Inc. (a)	3,754,838
325,244	Huntington Bancshares, Inc. (a)	5,021,767
21,878	Independent Bank Corp. (a)	1,472,171
80,571	International Bancshares Corp. (a)	5,348,303
29,212	National Bank Holdings Corp., Class A (a)	1,041,700
34,155	Nicolet Bankshares, Inc. (a)	4,035,072
126,969	OFG Bancorp (a)	4,908,622
15,410	Pinnacle Financial Partners, Inc. (a)	1,313,086
35,070	ServisFirst Bancshares, Inc. (a)	2,464,369
55,285	SouthState Bank Corp. (a)	4,901,015
36,922	UMB Financial Corp. (a)	3,946,223
38,122	WaFd, Inc. (a)	1,106,682
42,553	Wintrust Financial Corp. (a)	5,532,741
25,821	Zions Bancorp N.A. (a)	1,345,532
		93,324,486
	Beverages — 0.9%
44,226	Coca-Cola Consolidated, Inc. (a)	5,766,186
	Broadline Retail — 0.6%
6,431	Dillard’s, Inc., Class A (a)	3,859,114
	Building Products — 4.5%
79,885	A.O. Smith Corp. (a)	5,271,611
44,424	Advanced Drainage Systems, Inc. (a)	6,221,581
18,723	Allegion PLC (a)	3,103,712
6,806	Carlisle Cos., Inc. (a)	2,212,290
8,578	CSW Industrials, Inc. (a)	2,148,103
2,124	Lennox International, Inc. (a)	1,072,620
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Building Products (Continued)
31,659	Simpson Manufacturing Co., Inc. (a)	$5,587,814
70,915	Tecnoglass, Inc. (a)	4,228,661
		29,846,392
	Capital Markets — 4.4%
24,748	Cboe Global Markets, Inc. (a)	6,079,099
28,210	Federated Hermes, Inc. (a)	1,367,621
103,946	Interactive Brokers Group, Inc., Class A (a)	7,313,640
48,158	Northern Trust Corp. (a)	6,196,490
16,500	Raymond James Financial, Inc. (a)	2,618,055
65,595	SEI Investments Company (a)	5,287,613
		28,862,518
	Chemicals — 1.7%
16,966	Balchem Corp. (a)	2,602,415
31,331	CF Industries Holdings, Inc. (a)	2,609,559
121,174	Element Solutions, Inc. (a)	3,237,769
11,758	Innospec, Inc. (a)	865,154
35,692	Minerals Technologies, Inc. (a)	2,025,521
		11,340,418
	Commercial Services & Supplies — 2.7%
56,111	Brady Corp., Class A (a)	4,259,386
43,361	Brink’s (The) Co. (a)	4,820,009
24,091	MSA Safety, Inc. (a)	3,783,009
21,505	UniFirst Corp. (a)	3,319,297
14,109	Veralto Corp. (a)	1,392,276
		17,573,977
	Construction & Engineering — 4.5%
48,940	AECOM (a)	6,575,089
11,288	Comfort Systems USA, Inc. (a)	10,899,467
11,129	EMCOR Group, Inc. (a)	7,520,756
31,294	Primoris Services Corp. (a)	4,428,727
		29,424,039
	Construction Materials — 0.2%
13,091	United States Lime & Minerals, Inc. (a)	1,534,527
	Consumer Finance — 1.1%
42,508	PROG Holdings, Inc. (a)	1,229,756
41,569	SLM Corp. (a)	1,116,128
61,342	Synchrony Financial (a)	4,562,618
		6,908,502
	Consumer Staples Distribution & Retail — 1.0%
56,266	PriceSmart, Inc. (a)	6,467,214
	Containers & Packaging — 0.3%
11,605	Packaging Corp. of America (a)	2,271,795
	Diversified Consumer Services — 2.7%
4,091	Graham Holdings Co., Class B (a)	4,140,624
53,380	H&R Block, Inc. (a)	2,655,121
206,806	OneSpaWorld Holdings Ltd. (a)	4,812,376
186,019	Perdoceo Education Corp. (a)	5,907,963
		17,516,084
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Telecommunication Services — 0.3%
45,227	IDT Corp., Class B (a)	$2,291,200
	Electric Utilities — 0.8%
68,596	Otter Tail Corp. (a)	5,296,983
	Electrical Equipment — 2.6%
9,768	Acuity, Inc. (a)	3,565,808
14,788	Atkore, Inc. (a)	1,024,069
57,705	EnerSys (a)	7,280,063
13,564	Powell Industries, Inc. (a)	5,200,302
		17,070,242
	Electronic Equipment, Instruments & Components — 0.9%
97,593	Benchmark Electronics, Inc. (a)	4,276,525
39,368	Napco Security Technologies, Inc. (a)	1,738,097
		6,014,622
	Energy Equipment & Services — 2.7%
113,169	Cactus, Inc., Class A (a)	4,998,674
397,573	NOV, Inc. (a)	5,804,566
91,968	Weatherford International PLC (a)	6,777,122
		17,580,362
	Financial Services — 2.7%
77,798	Enact Holdings, Inc. (a)	2,778,945
23,233	Equitable Holdings, Inc. (a)	1,147,710
46,320	Essent Group Ltd. (a)	2,805,602
9,177	Jack Henry & Associates, Inc. (a)	1,366,822
209,745	MGIC Investment Corp. (a)	5,751,208
117,209	Radian Group, Inc. (a)	3,978,074
		17,828,361
	Food Products — 2.2%
55,410	Cal-Maine Foods, Inc. (a)	4,864,998
40,488	Ingredion, Inc. (a)	4,672,720
30,434	Marzetti (The) Company (a)	4,771,747
		14,309,465
	Health Care Equipment & Supplies — 0.8%
59,031	LeMaitre Vascular, Inc. (a)	5,112,675
	Health Care Providers & Services — 2.1%
21,280	Cardinal Health, Inc. (a)	4,059,586
10,174	Chemed Corp. (a)	4,388,046
19,435	Ensign Group (The), Inc. (a)	3,500,243
13,200	National HealthCare Corp. (a)	1,576,608
		13,524,483
	Hotels, Restaurants & Leisure — 0.4%
6,943	Texas Roadhouse, Inc. (a)	1,135,736
5,447	Wingstop, Inc. (a)	1,179,984
		2,315,720
	Household Durables — 3.1%
27,711	Installed Building Products, Inc. (a)	6,878,701
20,959	KB Home (a)	1,308,261
91,181	La-Z-Boy, Inc. (a)	2,890,438
32,239	Meritage Homes Corp. (a)	2,178,067
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Durables (Continued)
25,071	PulteGroup, Inc. (a)	$3,005,261
30,670	Toll Brothers, Inc. (a)	4,138,916
		20,399,644
	Household Products — 0.5%
16,505	Spectrum Brands Holdings, Inc. (a)	889,289
12,457	WD-40 Co. (a)	2,420,146
		3,309,435
	Insurance — 8.5%
25,864	Assurant, Inc. (a)	5,475,926
63,725	Assured Guaranty Ltd. (a)	5,134,960
41,147	Axis Capital Holdings Ltd. (a)	3,853,828
18,480	Cincinnati Financial Corp. (a)	2,856,823
30,663	CNO Financial Group, Inc. (a)	1,227,133
3,600	Everest Group Ltd. (a)	1,132,272
23,777	Hanover Insurance Group (The), Inc. (a)	4,063,014
19,505	Kemper Corp. (a)	877,530
108,276	Lincoln National Corp. (a)	4,547,592
37,478	Old Republic International Corp. (a)	1,478,882
19,546	Primerica, Inc. (a)	5,079,419
14,357	Principal Financial Group, Inc. (a)	1,206,562
26,723	Reinsurance Group of America, Inc. (a)	4,875,879
4,875	RenaissanceRe Holdings Ltd. (a)	1,238,689
19,150	Selective Insurance Group, Inc. (a)	1,442,761
71,580	Unum Group (a)	5,255,404
80,780	W.R. Berkley Corp. (a)	5,762,845
		55,509,519
	IT Services — 0.2%
5,481	VeriSign, Inc. (a)	1,314,344
	Machinery — 11.1%
28,157	Alamo Group, Inc. (a)	5,032,219
54,485	Allison Transmission Holdings, Inc. (a)	4,497,737
103,120	Atmus Filtration Technologies, Inc. (a)	4,689,898
55,714	Donaldson Co., Inc. (a)	4,693,905
6,430	Dover Corp. (a)	1,166,788
10,943	Esab Corp. (a)	1,278,361
30,043	Federal Signal Corp. (a)	3,545,975
31,299	Fortive Corp. (a)	1,575,592
56,272	Franklin Electric Co., Inc. (a)	5,332,897
63,431	Graco, Inc. (a)	5,186,753
20,061	IDEX Corp. (a)	3,439,659
35,719	ITT, Inc. (a)	6,610,515
19,516	Lincoln Electric Holdings, Inc. (a)	4,575,526
66,102	Mueller Industries, Inc. (a)	6,998,219
16,319	Snap-on, Inc. (a)	5,475,840
15,779	Tennant Co. (a)	1,262,320
25,453	Terex Corp. (a)	1,171,347
23,387	Watts Water Technologies, Inc., Class A (a)	6,375,296
		72,908,847
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Media — 2.0%
101,372	Fox Corp., Class A (a)	$6,553,700
100,875	New York Times (The) Co., Class A (a)	5,748,866
13,302	Omnicom Group, Inc. (a)	997,916
		13,300,482
	Metals & Mining — 1.5%
22,604	Commercial Metals Co. (a)	1,341,773
176,027	Hecla Mining Co. (a)	2,265,467
16,250	Royal Gold, Inc. (a)	2,840,338
46,384	Warrior Met Coal, Inc. (a)	3,146,691
		9,594,269
	Oil, Gas & Consumable Fuels — 1.0%
19,415	Core Natural Resources, Inc. (a)	1,533,785
52,192	Coterra Energy, Inc. (a)	1,234,863
50,274	Magnolia Oil & Gas Corp., Class A (a)	1,129,154
30,856	SM Energy Co. (a)	644,582
893	Texas Pacific Land Corp. (a)	842,438
48,169	World Kinect Corp. (a)	1,245,169
		6,629,991
	Paper & Forest Products — 0.1%
15,109	Sylvamo Corp. (a)	613,425
	Personal Care Products — 0.6%
42,244	Interparfums, Inc. (a)	3,766,053
	Professional Services — 4.4%
43,227	CSG Systems International, Inc. (a)	3,383,377
38,612	Exponent, Inc. (a)	2,734,116
118,525	Genpact Ltd. (a)	4,521,729
40,748	Jacobs Solutions, Inc. (a)	6,348,946
8,434	Leidos Holdings, Inc. (a)	1,606,424
23,626	Paycom Software, Inc. (a)	4,420,188
14,926	TriNet Group, Inc. (a)	895,560
66,568	UL Solutions, Inc., Class A (a)	5,183,650
		29,093,990
	Semiconductors & Semiconductor Equipment — 0.8%
36,991	Universal Display Corp. (a)	5,448,034
	Software — 3.1%
203,420	Clear Secure, Inc., Class A (a)	6,198,207
54,684	Dolby Laboratories, Inc., Class A (a)	3,626,643
24,808	InterDigital, Inc. (a)	8,979,504
27,631	Pegasystems, Inc. (a)	1,758,713
		20,563,067
	Specialty Retail — 2.0%
19,911	Dick’s Sporting Goods, Inc. (a)	4,409,291
30,957	Williams-Sonoma, Inc. (a)	6,016,184
6,395	Winmark Corp. (a)	2,578,272
		13,003,747
	Technology Hardware, Storage & Peripherals — 0.5%
26,850	NetApp, Inc. (a)	3,162,393
See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods — 2.7%
54,461	Kontoor Brands, Inc. (a)	$4,406,984
20,646	Ralph Lauren Corp. (a)	6,599,700
69,584	Steven Madden Ltd. (a)	2,359,594
39,518	Tapestry, Inc. (a)	4,339,867
		17,706,145
	Tobacco — 0.2%
15,054	Turning Point Brands, Inc. (a)	1,353,355
	Trading Companies & Distributors — 0.9%
21,801	Applied Industrial Technologies, Inc. (a)	5,604,819
	Total Common Stocks	655,565,796
	(Cost $648,657,134)
MONEY MARKET FUNDS — 0.1%
577,351	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	577,351
	(Cost $577,351)
	Total Investments — 100.0%	656,143,147
	(Cost $649,234,485)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(315)	Russell 2000® Index	$(78,100,502)	$2,480.00	11/07/25	(893,970)
	(Premiums received $890,964)
	Net Other Assets and Liabilities — 0.1%				806,042
	Net Assets — 100.0%				$656,055,219

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2025, the value of these securities amounts to $31,040,004.
(b)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$655,565,796	$655,565,796	$—	$—
Money Market Funds	577,351	577,351	—	—
Total Investments	$656,143,147	$656,143,147	$—	$—

See Notes to Financial Statements

FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
Portfolio of Investments (Continued)
October 31, 2025
LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(893,970)	$(893,970)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 99.8%
	Communications Equipment — 5.2%
53,074	Cisco Systems, Inc. (a)	$3,880,240
6,102	Ituran Location and Control Ltd. (a)	234,988
7,761	Motorola Solutions, Inc. (a)	3,156,476
163,431	Nokia Oyj, ADR (a)	1,129,308
60,538	Telefonaktiebolaget LM Ericsson, ADR (a)	610,829
1,597	Ubiquiti, Inc. (a)	1,257,127
		10,268,968
	Diversified Telecommunication Services — 6.1%
125,192	AT&T, Inc. (a)	3,098,502
4,076	Chunghwa Telecom Co., Ltd., ADR	173,556
29,862	Cogent Communications Holdings, Inc. (a)	1,231,807
13,872	Iridium Communications, Inc. (a)	265,649
2,407	Shenandoah Telecommunications Co. (a)	29,654
18,275	Telefonica Brasil S.A., ADR (a)	218,021
40,721	Telefonica S.A., ADR	205,641
16,507	Telkom Indonesia Persero Tbk PT, ADR	323,372
222,370	TELUS Corp. (a)	3,259,944
82,905	Verizon Communications, Inc. (a)	3,294,645
		12,100,791
	Electronic Equipment, Instruments & Components — 5.3%
19,796	Amphenol Corp., Class A (a)	2,758,375
5,399	Avnet, Inc. (a)	261,582
1,609	Benchmark Electronics, Inc. (a)	70,506
5,308	CDW Corp. (a)	845,936
68	Climb Global Solutions, Inc. (a)	7,553
38,277	Corning, Inc. (a)	3,409,715
4,814	Ingram Micro Holding Corp.	110,530
529	PC Connection, Inc. (a)	32,253
2,562	TD SYNNEX Corp. (a)	400,927
10,179	TE Connectivity PLC (a)	2,514,315
8,544	Vishay Intertechnology, Inc. (a)	145,077
		10,556,769
	Interactive Media & Services — 0.4%
5,382	JOYY, Inc., ADR	319,206
9,823	Match Group, Inc. (a)	317,676
17,424	Weibo Corp., ADR	189,573
		826,455
	IT Services — 10.5%
6,916	Amdocs Ltd. (a)	582,742
22,055	Cognizant Technology Solutions Corp., Class A (a)	1,607,369
1,625	Hackett Group (The), Inc. (a)	29,429
60,239	International Business Machines Corp. (a)	18,518,071
35,164	Wipro Ltd., ADR (a)	92,481
		20,830,092
	Media — 1.5%
107,945	Comcast Corp., Class A (a)	3,004,649
	Professional Services — 2.3%
4,252	Concentrix Corp. (a)	171,398
1,487	CSG Systems International, Inc. (a)	116,388
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
4,302	KBR, Inc. (a)	$184,298
2,996	Leidos Holdings, Inc. (a)	570,648
993	Paycom Software, Inc. (a)	185,780
4,097	RELX PLC, ADR	181,251
1,586	Science Applications International Corp. (a)	148,624
7,366	SS&C Technologies Holdings, Inc. (a)	625,521
15,404	Thomson Reuters Corp.	2,357,736
		4,541,644
	Semiconductors & Semiconductor Equipment — 37.4%
8,929	Amkor Technology, Inc. (a)	288,228
19,998	Analog Devices, Inc. (a)	4,682,132
21,999	Applied Materials, Inc. (a)	5,127,967
15,099	ASE Technology Holding Co., Ltd., ADR	241,735
49,321	Broadcom, Inc. (a)	18,230,521
2,421	Entegris, Inc.	221,691
12,628	Himax Technologies, Inc., ADR	118,956
2,732	KLA Corp. (a)	3,302,278
3,031	Kulicke & Soffa Industries, Inc. (a)	121,028
31,092	Lam Research Corp. (a)	4,895,746
40,389	Microchip Technology, Inc. (a)	2,521,082
861	Monolithic Power Systems, Inc. (a)	865,305
11,644	NXP Semiconductors N.V. (a)	2,434,993
2,761	Power Integrations, Inc. (a)	115,658
45,628	QUALCOMM, Inc. (a)	8,254,105
2,248	Silicon Motion Technology Corp., ADR (a)	220,551
14,831	Skyworks Solutions, Inc. (a)	1,152,665
3,675	STMicroelectronics N.V. (a)	89,927
31,766	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	9,543,460
72,439	Texas Instruments, Inc. (a)	11,696,001
17,020	United Microelectronics Corp., ADR	131,224
1,559	Universal Display Corp. (a)	229,610
		74,484,863
	Software — 20.7%
2,615	A10 Networks, Inc. (a)	46,652
3,889	Adeia, Inc. (a)	66,269
3,335	Clear Secure, Inc., Class A (a)	101,617
2,945	Dolby Laboratories, Inc., Class A (a)	195,312
27,268	Gen Digital, Inc. (a)	718,784
1,159	InterDigital, Inc. (a)	419,512
4,653	Intuit, Inc. (a)	3,106,110
1,695	Karooooo Ltd. (a)	75,563
3,642	Magic Software Enterprises Ltd.	75,317
28,948	Microsoft Corp. (a)	14,989,564
1,626	OneSpan, Inc. (a)	18,536
21,594	Open Text Corp. (a)	828,130
4,794	Opera Ltd., ADR (a)	70,664
57,561	Oracle Corp. (a)	15,116,094
1,763	Roper Technologies, Inc. (a)	786,562
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
16,282	Salesforce, Inc.	$4,239,996
1,612	SAP SE, ADR (a)	419,136
		41,273,818
	Technology Hardware, Storage & Peripherals — 5.7%
14,429	Dell Technologies, Inc., Class C (a)	2,337,642
80,850	Hewlett Packard Enterprise Co. (a)	1,974,357
100,178	HP, Inc. (a)	2,771,925
5,217	Logitech International S.A. (a)	628,962
9,845	NetApp, Inc. (a)	1,159,544
9,717	Seagate Technology Holdings PLC (a)	2,486,386
		11,358,816
	Wireless Telecommunication Services — 4.7%
50,225	Millicom International Cellular S.A. (a)	2,366,100
99,833	Rogers Communications, Inc., Class B (a)	3,907,464
14,552	T-Mobile US, Inc. (a)	3,056,647
		9,330,211
	Total Common Stocks	198,577,076
	(Cost $180,347,247)
MONEY MARKET FUNDS — 0.1%
136,530	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	136,530
	(Cost $136,530)
	Total Investments — 99.9%	198,713,606
	(Cost $180,483,777)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(50)	S&P 500 Weeklys	$(34,201,000)	$6,850.00	11/07/25	(237,500)
	(Premiums received $227,423)
	Net Other Assets and Liabilities — 0.2%				411,322
	Net Assets — 100.0%				$198,887,428

(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2025, the value of these securities amounts to $5,832,523.
(b)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$198,577,076	$198,577,076	$—	$—
Money Market Funds	136,530	136,530	—	—
Total Investments	$198,713,606	$198,713,606	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(237,500)	$(237,500)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Dow Jones Internet & Target Income ETF (FDND)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 100.0%
	Broadline Retail — 12.0%
4,676	Amazon.com, Inc. (a) (b)	$1,141,973
1,898	eBay, Inc. (b)	154,326
		1,296,299
	Commercial Services & Supplies — 1.5%
3,694	Copart, Inc. (a)	158,879
	Communications Equipment — 11.7%
3,215	Arista Networks, Inc. (a) (b)	506,973
587	Ciena Corp. (a) (b)	111,483
7,997	Cisco Systems, Inc. (b)	584,661
239	F5, Inc. (a)	60,479
		1,263,596
	Diversified Consumer Services — 0.4%
165	Duolingo, Inc. (a)	44,656
	Entertainment — 11.7%
858	Netflix, Inc. (a) (b)	959,982
2,678	ROBLOX Corp., Class A (a) (b)	304,542
		1,264,524
	Financial Services — 2.5%
3,967	PayPal Holdings, Inc. (a) (b)	274,794
	Health Care Technology — 1.7%
624	Veeva Systems, Inc., Class A (a) (b)	181,709
	Hotels, Restaurants & Leisure — 12.0%
1,782	Airbnb, Inc., Class A (a) (b)	225,494
89	Booking Holdings, Inc.	451,919
1,537	DoorDash, Inc., Class A (a) (b)	390,967
2,062	DraftKings, Inc., Class A (a) (b)	63,076
730	Flutter Entertainment PLC (a)	169,791
		1,301,247
	Interactive Media & Services — 20.3%
2,496	Alphabet, Inc., Class A (b)	701,850
2,004	Alphabet, Inc., Class C (b)	564,768
1,432	Meta Platforms, Inc., Class A (b)	928,437
		2,195,055
	IT Services — 10.2%
595	Akamai Technologies, Inc. (a) (b)	44,684
1,299	Cloudflare, Inc., Class A (a) (b)	329,037
908	CoreWeave, Inc., Class A (a)	121,408
575	GoDaddy, Inc., Class A (a) (b)	76,550
694	Okta, Inc. (a) (b)	63,522
1,385	Snowflake, Inc. (a) (b)	380,709
349	VeriSign, Inc.	83,690
		1,099,600
	Professional Services — 0.4%
208	Paycom Software, Inc.	38,915
	Software — 14.0%
686	Atlassian Corp., Class A (a) (b)	116,222
601	Box, Inc., Class A (a) (b)	19,286
See Notes to Financial Statements

FT Vest Dow Jones Internet & Target Income ETF (FDND)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
1,212	Confluent, Inc., Class A (a) (b)	$28,324
1,342	Datadog, Inc., Class A (a) (b)	218,491
839	Docusign, Inc. (a) (b)	61,365
769	Dropbox, Inc., Class A (a) (b)	22,301
219	HubSpot, Inc. (a)	107,731
1,538	MARA Holdings, Inc. (a) (b)	28,099
1,113	Nutanix, Inc., Class A (a) (b)	79,290
1,998	Salesforce, Inc. (b)	520,299
897	Workday, Inc., Class A (a) (b)	215,208
1,081	Zoom Communications, Inc. (a) (b)	94,296
		1,510,912
	Specialty Retail — 1.6%
573	Carvana Co. (a) (b)	175,647
	Total Common Stocks	10,805,833
	(Cost $9,595,518)
MONEY MARKET FUNDS — 0.1%
8,589	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (c)	8,589
	(Cost $8,589)
	Total Investments — 100.1%	10,814,422
	(Cost $9,604,107)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(73)	Nasdaq-100 Micro Index	$(1,887,634)	$259.00	11/07/25	(14,600)
	(Premiums received $14,487)
	Net Other Assets and Liabilities — 0.1%				6,115
	Net Assets — 100.0%				$10,805,937

(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for the options written. At October 31, 2025, the value of these securities amounts to $1,151,124.
(c)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$10,805,833	$10,805,833	$—	$—
Money Market Funds	8,589	8,589	—	—
Total Investments	$10,814,422	$10,814,422	$—	$—

See Notes to Financial Statements

FT Vest Dow Jones Internet & Target Income ETF (FDND)
Portfolio of Investments (Continued)
October 31, 2025
LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,600)	$(14,600)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2025

	FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)	FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)	FT Vest Technology Dividend Target Income ETF (TDVI)	FT Vest Dow Jones Internet & Target Income ETF (FDND)
ASSETS:
Investments, at value	$3,515,869,983	$656,143,147	$198,713,606	$10,814,422
Due from broker	3,000	100	100	100
Cash segregated as collateral	—	112,048	26,626	13,215
Receivables:
Investment securities sold	245,328,720	890,965	488,318	27,558
Capital shares sold	157,244,893	—	—	—
Dividends	4,451,451	267,702	193,493	129
Interest	212	—	1,071	—
Reclaims	—	—	1,343	—
Total Assets	3,922,898,259	657,413,962	199,424,557	10,855,424

LIABILITIES:
Options contracts written, at value	20,000,954	893,970	237,500	14,600
Payables:
Investment securities purchased	246,587,447	—	189,926	28,774
Capital shares redeemed	157,024,722	—	—	—
Investment advisory fees	2,283,635	464,773	109,689	6,111
Other liabilities	586	—	14	2
Total Liabilities	425,897,344	1,358,743	537,129	49,487
NET ASSETS	$3,497,000,915	$656,055,219	$198,887,428	$10,805,937

NET ASSETS consist of:
Paid-in capital	$3,867,006,908	$659,421,406	$182,329,804	$9,678,160
Par value	723,750	312,000	68,500	4,500
Accumulated distributable earnings (loss)	(370,729,743)	(3,678,187)	16,489,124	1,123,277
NET ASSETS	$3,497,000,915	$656,055,219	$198,887,428	$10,805,937
NET ASSET VALUE, per share	$48.32	$21.03	$29.03	$24.01
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	72,375,000	31,200,002	6,850,002	450,002
Investments, at cost	$3,539,807,318	$649,234,485	$180,483,777	$9,604,107
Premiums received on options contracts written	$20,883,185	$890,964	$227,423	$14,487
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Year Ended October 31, 2025

	FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)	FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)	FT Vest Technology Dividend Target Income ETF (TDVI)	FT Vest Dow Jones Internet & Target Income ETF (FDND)
INVESTMENT INCOME:
Dividends	$90,001,831	$8,394,700	$2,068,307	$17,574
Foreign withholding tax	—	(38,616)	(88,727)	—
Total investment income	90,001,831	8,356,084	1,979,580	17,574

EXPENSES:
Investment advisory fees	27,233,356	3,549,495	682,453	42,164
Other expenses	281,435	34,453	6,791	516
Total expenses	27,514,791	3,583,948	689,244	42,680
NET INVESTMENT INCOME (LOSS)	62,487,040	4,772,136	1,290,336	(25,106)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(204,342,640)	(3,405,092)	2,856,275	411,746
In-kind redemptions	183,498,430	17,546,775	7,499,328	200,179
Written options contracts	125,347,434	92,850	(859,202)	(129,119)
Foreign currency transactions	—	—	301	—
Net realized gain (loss)	104,503,224	14,234,533	9,496,702	482,806
Net change in unrealized appreciation (depreciation) on:
Investments	(138,723,154)	5,997,903	17,661,345	1,234,815
Written options contracts	(9,960,354)	(119,670)	(59,948)	(1,711)
Net change in unrealized appreciation (depreciation)	(148,683,508)	5,878,233	17,601,397	1,233,104
NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,180,284)	20,112,766	27,098,099	1,715,910
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,306,756	$24,884,902	$28,388,435	$1,690,804
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)		FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
	Year Ended 10/31/2025	Year Ended 10/31/2024	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$62,487,040	$41,219,302	$4,772,136	$1,310,743
Net realized gain (loss)	104,503,224	134,353,741	14,234,533	11,767,143
Net change in unrealized appreciation (depreciation)	(148,683,508)	231,839,663	5,878,233	1,307,274
Net increase (decrease) in net assets resulting from operations	18,306,756	407,412,706	24,884,902	14,385,160

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(314,612,482)	(229,355,100)	(36,795,094)	(7,449,615)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,445,392,657	2,175,553,946	725,638,133	197,526,645
Cost of shares redeemed	(1,072,258,738)	(393,395,137)	(211,319,952)	(54,337,262)
Net increase (decrease) in net assets resulting from shareholder transactions	373,133,919	1,782,158,809	514,318,181	143,189,383
Total increase (decrease) in net assets	76,828,193	1,960,216,415	502,407,989	150,124,928

NET ASSETS:
Beginning of period	3,420,172,722	1,459,956,307	153,647,230	3,522,302
End of period	$3,497,000,915	$3,420,172,722	$656,055,219	$153,647,230

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	65,225,000	30,825,000	7,050,002	200,002
Shares sold	28,850,000	42,000,000	34,400,000	9,400,000
Shares redeemed	(21,700,000)	(7,600,000)	(10,250,000)	(2,550,000)
Shares outstanding, end of period	72,375,000	65,225,000	31,200,002	7,050,002

(a)	Inception date is March 20, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

FT Vest Technology Dividend Target Income ETF (TDVI)		FT Vest Dow Jones Internet & Target Income ETF (FDND)
Year Ended 10/31/2025	Year Ended 10/31/2024	Year Ended 10/31/2025	Period Ended 10/31/2024 (a)

$1,290,336	$311,369	$(25,106)	$(3,469)
9,496,702	3,165,032	482,806	156,148
17,601,397	765,058	1,233,104	(22,902)
28,388,435	4,241,459	1,690,804	129,777

(7,593,834)	(1,791,454)	(466,629)	(79,167)

171,131,006	48,547,933	8,734,670	2,982,023
(35,437,489)	(10,452,311)	(1,196,950)	(988,591)
135,693,517	38,095,622	7,537,720	1,993,432
156,488,118	40,545,627	8,761,895	2,044,042

42,399,310	1,853,683	2,044,042	—
$198,887,428	$42,399,310	$10,805,937	$2,044,042

1,750,002	100,002	100,002	—
6,500,000	2,100,000	400,000	150,002
(1,400,000)	(450,000)	(50,000)	(50,000)
6,850,002	1,750,002	450,002	100,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$52.44	$47.36	$50.28	$54.77	$42.40
Income from investment operations:
Net investment income (loss)	0.85 (a)	0.83 (a)	0.86 (a)	0.81	0.73
Net realized and unrealized gain (loss)	(0.66)	8.79	(0.94)	(3.28)	13.57
Total from investment operations	0.19	9.62	(0.08)	(2.47)	14.30
Distributions paid to shareholders from:
Net investment income	(1.22)	(0.89)	(2.10)	(1.45)	(0.58)
Net realized gain	(3.09)	(3.65)	(0.74)	(0.57)	(1.35)
Total distributions	(4.31)	(4.54)	(2.84)	(2.02)	(1.93)
Net asset value, end of period	$48.32	$52.44	$47.36	$50.28	$54.77
Total return (b)	0.39%	20.80%	(0.43)%	(4.52)%	34.14%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,497,001	$3,420,173	$1,459,956	$506,568	$294,415
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	1.71%	1.60%	1.69%	1.55%	1.65%
Portfolio turnover rate (c)	152%	206%	92%	55%	62%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)

	Year Ended October 31,		Period Ended 10/31/2023 (a)
	2025	2024
Net asset value, beginning of period	$21.79	$17.61	$19.88
Income from investment operations:
Net investment income (loss) (b)	0.24	0.33	0.07
Net realized and unrealized gain (loss)	0.82	5.68	(1.96)
Total from investment operations	1.06	6.01	(1.89)
Distributions paid to shareholders from:
Net investment income	(0.74)	(0.32)	(0.14)
Net realized gain	(1.08)	(1.51)	(0.24)
Total distributions	(1.82)	(1.83)	(0.38)
Net asset value, end of period	$21.03	$21.79	$17.61
Total return (c)	5.18%	34.82%	(9.56)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$656,055	$153,647	$3,522
Ratio of total expenses to average net assets	0.86% (d)	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	1.14%	1.58%	1.70% (e)
Portfolio turnover rate (f)	122%	94%	29%

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.85%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Technology Dividend Target Income ETF (TDVI)

	Year Ended October 31,		Period Ended 10/31/2023 (a)
	2025	2024
Net asset value, beginning of period	$24.23	$18.54	$19.78
Income from investment operations:
Net investment income (loss) (b)	0.36	0.35	0.09
Net realized and unrealized gain (loss)	6.48	7.20	(0.97)
Total from investment operations	6.84	7.55	(0.88)
Distributions paid to shareholders from:
Net investment income	(0.85)	(0.33)	(0.25)
Net realized gain	(1.19)	(1.53)	(0.11)
Total distributions	(2.04)	(1.86)	(0.36)
Net asset value, end of period	$29.03	$24.23	$18.54
Total return (c)	29.85%	41.71%	(4.45)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$198,887	$42,399	$1,854
Ratio of total expenses to average net assets	0.76% (d)	0.75%	0.75% (e)
Ratio of net investment income (loss) to average net assets	1.42%	1.50%	1.94% (e)
Portfolio turnover rate (f)	44%	70%	27%

(a)	Inception date is August 9, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest Dow Jones Internet & Target Income ETF (FDND)

	Year Ended 10/31/2025	Period Ended 10/31/2024 (a)

Net asset value, beginning of period	$20.44	$20.35
Income from investment operations:
Net investment income (loss) (b)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	5.49	1.06
Total from investment operations	5.39	1.02
Distributions paid to shareholders from:
Net investment income	(0.48)	—
Net realized gain	(1.34)	(0.93)
Total distributions	(1.82)	(0.93)
Net asset value, end of period	$24.01	$20.44
Total return (c)	27.24%	5.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,806	$2,044
Ratio of total expenses to average net assets	0.76% (d)	0.75% (e)
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.37)% (e)
Portfolio turnover rate (f)	42%	194%

(a)	Inception date is March 20, 2024, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the four funds (each a “Fund” and collectively, the “Funds”) listed below, each listed and traded on the Cboe BZX Exchange, Inc.

FT Vest S&P 500® Dividend Aristocrats Target Income ETF® – KNG
FT Vest SMID Rising Dividend Achievers Target Income ETF – SDVD
FT Vest Technology Dividend Target Income ETF – TDVI
FT Vest Dow Jones Internet & Target Income ETF – FDND
Each of SDVD, TDVI and FDND operates as a non-diversified series of the Trust. KNG operates as a diversified series of the Trust. Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund, with the exception of KNG, is an actively managed exchange-traded fund (“ETF”).
KNG’s investment objective seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Cboe S&P 500® Dividend Aristocrats Target Income Index Monthly Series (the “Index”). KNG will normally invest at least 80% of its total assets (including investment borrowings) in the securities that comprise the Index. The Index is designed with the primary goal of generating an annualized level of income that is approximately 8% over the annual dividend yield of the S&P 500® Index and a secondary goal of generating limited capital appreciation based on the returns of the equity components of the Index.
SDVD’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, SDVD will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Russell 2000® Index or ETFs that track the Russell 2000® Index. Under normal market conditions, SDVD will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of small- and/or mid-capitalization companies.
TDVI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, TDVI will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities contained in the Nasdaq Technology DividendTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100® Index and/or the S&P 500® Index, or ETFs that track the Nasdaq-100® Index or the S&P 500® Index. Under normal market conditions, TDVI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities of technology companies (i.e., securities classified under the Technology Industry or Telecommunications Industry as defined by the Industry Classification Benchmark (ICB)).
FDND’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, FDND will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities intended to track the Dow Jones Internet Composite Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the Nasdaq-100® Index or ETFs that track the Nasdaq-100® Index. Under normal market conditions, FDND will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and/or investments that provide exposure to securities of Internet Companies and securities intended to provide income to FDND in the form of option premiums. “Internet Companies” are companies that generate at least 50% of sales or revenue from the Internet, and belong to either the “Internet Commerce” sector (i.e., online retail, search, financial services, investment products, social media, advertising, and travel platforms, and internet radio) or the “Internet Services” sector (i.e., various services performed via the internet, cloud computing, enterprise software, networking capabilities, website creation tools, and digital marketing platforms).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
C. Options Contracts
Each Fund is subject to equity price risk in the normal course of pursuing their investment objectives. KNG will employ a “partial covered call strategy,” meaning that covered calls will be typically written on a notional value less than the total value of each underlying stock contained in the S&P 500® Dividend Aristocrats Index (the “Aristocrat Stocks”), such that the short position in each call option is “covered” by a portion of the corresponding Aristocrat Stock held by the Fund, however, the notional value of the covered calls will not exceed 100% of the value of each underlying Aristocrat Stock. SDVD will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Russell 2000® Index or exchange-traded funds that track the Russell 2000® Index. TDVI will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Nasdaq-100® Index and/or the S&P 500® Index, or exchange-traded funds that track the Nasdaq-100® Index or the S&P 500® Index. FDND will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the Nasdaq-100® Index or exchange-traded funds that track the Nasdaq-100® Index. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.
When a Fund writes (sells) an option, an amount equal to the premium received by a Fund is included in “Options contracts written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options is included in “Net realized gain (loss) on written options contracts” on the Statements of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$262,050,784	$52,561,698	$—
FT Vest SMID Rising Dividend Achievers Target Income ETF	36,795,094	—	—
FT Vest Technology Dividend Target Income ETF	7,593,834	—	—
FT Vest Dow Jones Internet & Target Income ETF	466,629	—	—
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$177,363,727	$51,991,373	$—
FT Vest SMID Rising Dividend Achievers Target Income ETF	7,449,615	—	—
FT Vest Technology Dividend Target Income ETF	1,791,454	—	—
FT Vest Dow Jones Internet & Target Income ETF	79,167	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
As of October 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$—	$—	$(370,729,743)
FT Vest SMID Rising Dividend Achievers Target Income ETF	—	—	(3,678,187)
FT Vest Technology Dividend Target Income ETF	—	—	16,489,124
FT Vest Dow Jones Internet & Target Income ETF	(23,427)	—	1,146,704
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For KNG, the taxable periods ended 2022, 2023, 2024 and 2025 remain open to federal and state audit. For SDVD and TDVI, the taxable periods ended 2023, 2024 and 2025 remain open to federal and state audit. For FDND, the taxable periods ended 2024 and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Funds had no non-expiring capital loss carryforwards available for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the following Fund listed below incurred and elected to defer net late year ordinary or capital losses as follows:

	Qualified Late Year Losses
	Ordinary Losses	Capital Losses
FT Vest Dow Jones Internet & Target Income ETF	$23,427	$—

In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$26,311,362	$(77,133,160)	$50,821,798
FT Vest SMID Rising Dividend Achievers Target Income ETF	10,109,003	(2,384,856)	(7,724,147)
FT Vest Technology Dividend Target Income ETF	1,874,588	(6,778,250)	4,903,662
FT Vest Dow Jones Internet & Target Income ETF	125,290	(166,605)	41,315

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$3,866,598,772	$158,327,417	$(529,057,160)	$(370,729,743)
FT Vest SMID Rising Dividend Achievers Target Income ETF	658,927,364	30,967,857	(34,646,044)	(3,678,187)
FT Vest Technology Dividend Target Income ETF	181,986,982	23,615,214	(7,126,090)	16,489,124
FT Vest Dow Jones Internet & Target Income ETF	9,653,118	1,633,823	(487,119)	1,146,704
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	KNG	TDVI	FDND
Fund net assets up to and including $2.5 billion	0.75000%	0.75000%	0.75000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%	0.73125%	0.73125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%	0.71250%	0.71250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%	0.69375%	0.69375%
Fund net assets greater than $10 billion	0.67500%	0.67500%	0.67500%

Breakpoints	SDVD
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor. Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of each Fund. Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$5,580,879,932	$5,590,789,515
FT Vest SMID Rising Dividend Achievers Target Income ETF	512,720,293	543,756,302
FT Vest Technology Dividend Target Income ETF	43,782,750	41,455,340
FT Vest Dow Jones Internet & Target Income ETF	2,388,670	2,994,268
For the fiscal year ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$1,450,294,473	$1,070,716,137
FT Vest SMID Rising Dividend Achievers Target Income ETF	724,618,193	211,329,495
FT Vest Technology Dividend Target Income ETF	161,479,034	35,445,023
FT Vest Dow Jones Internet & Target Income ETF	8,720,202	1,196,054
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
KNG
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$20,000,954

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
SDVD
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$893,970
TDVI
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	237,500
FDND
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	14,600
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	KNG	SDVD	TDVI	FDND
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$125,347,434	$92,850	$(859,202)	$(129,119)
Net change in unrealized appreciation (depreciation) on written options contracts	(9,960,354)	(119,670)	(59,948)	(1,711)
The Funds, except KNG, do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal year ended October 31, 2025, on each Fund’s options contracts.

	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
KNG	$250,099,650	$250,312,420
SDVD	31,721,949	31,022,839
TDVI	6,131,297	5,955,084
FDND	502,498	489,909
6. Offsetting on the Statements of Assets and Liabilities
KNG is subject to a Master Netting Arrangement, which governs the terms of certain transactions with select counterparties. The Master Netting Arrangement allows KNG to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
The following is a summary of the Statements of Assets and Liabilities subject to offsetting in KNG as of the end of the reporting period:

Description/ Counterparty	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amount Not Offset in the Statements of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Written Options
Societe General	$20,000,954	$—	$20,000,954	$(20,000,954)	$—	$—
In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of FT Vest S&P 500® Dividend Aristocrats Target Income ETF®, FT Vest SMID Rising Dividend Achievers Target Income ETF, FT Vest Technology Dividend Target Income ETF, and FT Vest Dow Jones Internet & Target Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund IV, including the portfolios of investments, as of October 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	For the years ended October 31, 2025, and 2024	For the years ended October 31, 2025, 2024, 2023, 2022, and 2021
FT Vest SMID Rising Dividend Achievers Target Income ETF		For the years ended October 31, 2025, and 2024, and for the period from August 9, 2023 (commencement of investment operations) through October 31, 2023
FT Vest Technology Dividend Target Income ETF
FT Vest Dow Jones Internet & Target Income ETF	For the year ended October 31, 2025, and for the period from March 20, 2024 (commencement of investment operations) through October 31, 2024
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
FT Vest Dow Jones Internet & Target Income ETF (FDND)
FT Vest S&P 500® Dividend Aristocrats Target Income ETF® (KNG)
FT Vest SMID Rising Dividend Achievers Target Income ETF (SDVD)
FT Vest Technology Dividend Target Income ETF (TDVI)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance, except for FDND, to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective(s), policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that, except for KNG, each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the June 8–9, 2025 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective(s), policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each of FDND and TDVI was equal to the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio for each of KNG and SDVD was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups for each Fund except KNG, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. With respect to the Expense Group for KNG, the Board discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. Because FDND commenced operations on March 20, 2024 and therefore has a limited performance history, comparative performance information for FDND was not reviewed. With respect to SDVD and TDVI, the Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that SDVD underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2024, and that TDVI outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31, 2024. With respect to KNG, the Board received and reviewed information for periods ended December 31, 2024 regarding the performance of the Fund’s underlying index, the correlation between the Fund’s performance and that of its underlying index, the Fund’s tracking difference and the Fund’s excess return as compared to its benchmark index. The Board noted that during 2023, it approved changes to KNG’s investment strategy and, effective July 24, 2023, the Fund’s underlying index increased its target income level from approximately 3% to approximately 8% over the annual dividend yield of the S&P 500 Index and the 20% notional value cap on covered call options written by the Fund’s underlying index was removed. Based on the information provided and its ongoing review of performance, the Board concluded that KNG was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing KNG’s performance to that of the Performance Universe and to that of a benchmark index. However, given KNG’s objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of each Fund, as applicable, and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund except FDND for the twelve months ended December 31, 2024 and to FDND for the period from inception through December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2024. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund IV funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,264,929. This figure is comprised of $50,986 paid (or to be paid) in fixed compensation and $1,213,943 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
$663,083 paid (or to be paid) to senior management of First Trust Advisors L.P. and $601,846 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	28.82%
FT Vest SMID Rising Dividend Achievers Target Income ETF	17.87%
FT Vest Technology Dividend Target Income ETF	17.63%
FT Vest Dow Jones Internet & Target Income ETF	3.63%
For the taxable year ended October 31, 2025, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	30.02%
FT Vest SMID Rising Dividend Achievers Target Income ETF	17.89%
FT Vest Technology Dividend Target Income ETF	22.90%
FT Vest Dow Jones Internet & Target Income ETF	3.62%
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended October 31, 2025, the below Fund designated long-term capital gain distributions in the following amount.

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)

Long-Term Capital Gain Distribution
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$52,561,698
Disclaimers
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”), a division of S&P Global; Cboe® is a registered trademark of Cboe. The Index, S&P, and Cboe trademarks have been licensed for use by the Sub-Advisor, and in turn, sub-licensed by the Advisor, including for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Cboe and/or its affiliates (the “Cboe Group”), or S&P and/or its affiliates (together, the “S&P Group”). Neither the Cboe Group nor the S&P Group make any representation regarding the advisability of investing in the Fund and shall have no liability whatsoever in connection with the Fund.
FT Vest SMID Rising Dividend Achievers Target Income ETF
FT Vest Technology Dividend Target Income ETF
Nasdaq®, Nasdaq US Small-Mid Cap Rising Dividend AchieversTM Index and Nasdaq Technology DividendTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to its legality or suitability. The Funds are not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUNDS.
FT Vest Dow Jones Internet & Target Income ETF
Dow Jones Internet Composite IndexSM (“Index”) is a product of S&P Dow Jones Indices, LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust Advisors L.P. (“First Trust”). S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Annual Financial Statements and Other Information
For the Period Ended October 31, 2025

First Trust Exchange-Traded Fund IV

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
FT Vest Growth Strength & Target Income ETF (FGSI)

First Trust Exchange-Traded Fund IV
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.8%
141,071	General Electric Co. (a)	$43,583,885
	Banks — 6.8%
238,282	Bank of America Corp.	12,736,173
454,960	East West Bancorp, Inc. (a)	46,223,936
168,725	JPMorgan Chase & Co. (a)	52,493,722
57,616	M&T Bank Corp.	10,593,854
177,766	PNC Financial Services Group (The), Inc. (a)	32,451,183
83,422	Wintrust Financial Corp. (a)	10,846,529
		165,345,397
	Beverages — 0.6%
103,126	Coca-Cola Consolidated, Inc.	13,445,568
	Broadline Retail — 2.1%
633,068	eBay, Inc. (a)	51,474,759
	Building Products — 0.3%
25,209	Carlisle Cos., Inc.	8,194,185
	Capital Markets — 8.5%
43,544	Ameriprise Financial, Inc. (a)	19,715,417
500,772	Bank of New York Mellon (The) Corp. (a)	54,048,322
33,538	Blackrock, Inc. (a)	36,315,282
103,572	Northern Trust Corp. (a)	13,326,609
284,015	Raymond James Financial, Inc. (a)	45,064,660
328,273	State Street Corp. (a)	37,968,055
		206,438,345
	Chemicals — 0.4%
128,408	CF Industries Holdings, Inc.	10,695,102
	Commercial Services & Supplies — 0.5%
113,857	Veralto Corp.	11,235,409
	Communications Equipment — 0.6%
194,444	Cisco Systems, Inc.	14,215,801
	Construction & Engineering — 1.1%
194,791	AECOM (a)	26,170,171
	Consumer Finance — 3.7%
147,591	American Express Co. (a)	53,240,501
510,929	Synchrony Financial (a)	38,002,899
		91,243,400
	Consumer Staples Distribution & Retail — 0.9%
23,351	Costco Wholesale Corp. (a)	21,283,269
	Electrical Equipment — 1.0%
42,481	GE Vernova, Inc. (a)	24,857,332
	Energy Equipment & Services — 2.1%
1,066,504	Baker Hughes Co. (a)	51,629,459
	Entertainment — 1.9%
230,753	Electronic Arts, Inc. (a)	46,164,445
	Financial Services — 3.2%
200,767	Equitable Holdings, Inc. (a)	9,917,890
See Notes to Financial Statements

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services (Continued)
41,913	Mastercard, Inc., Class A (a)	$23,135,557
130,837	Visa, Inc., Class A (a)	44,581,399
		77,634,846
	Ground Transportation — 0.8%
129,784	Old Dominion Freight Line, Inc. (a)	18,224,269
	Health Care Equipment & Supplies — 1.7%
251,754	Abbott Laboratories (a)	31,121,829
44,044	ResMed, Inc.	10,873,583
		41,995,412
	Health Care Providers & Services — 1.6%
84,164	Elevance Health, Inc. (a)	26,696,821
14,959	McKesson Corp. (a)	12,136,835
		38,833,656
	Hotels, Restaurants & Leisure — 1.8%
8,525	Booking Holdings, Inc. (a)	43,287,734
	Household Durables — 4.2%
155,321	D.R. Horton, Inc. (a)	23,155,255
259,820	Lennar Corp., Class A (a)	32,157,921
393,442	PulteGroup, Inc. (a)	47,161,893
		102,475,069
	Insurance — 11.6%
201,898	Aflac, Inc. (a)	21,641,446
110,713	Allstate (The) Corp. (a)	21,203,754
158,738	Chubb Ltd. (a)	43,960,902
72,033	Cincinnati Financial Corp. (a)	11,135,582
29,706	Everest Group Ltd. (a)	9,343,131
361,034	Hartford Insurance Group (The), Inc. (a)	44,833,202
283,235	Lincoln National Corp. (a)	11,895,870
148,604	MetLife, Inc.	11,861,571
86,713	Progressive (The) Corp. (a)	17,862,878
169,580	Travelers (The) Cos., Inc. (a)	45,552,580
588,743	Unum Group (a)	43,225,511
		282,516,427
	Interactive Media & Services — 4.8%
252,474	Alphabet, Inc., Class A (a)	70,993,164
69,568	Meta Platforms, Inc., Class A (a)	45,104,413
		116,097,577
	IT Services — 3.2%
143,948	Accenture PLC, Class A (a)	36,001,395
575,836	Cognizant Technology Solutions Corp., Class A (a)	41,966,927
		77,968,322
	Machinery — 6.4%
60,553	Dover Corp. (a)	10,987,947
544,552	Mueller Industries, Inc. (a)	57,651,720
437,022	PACCAR, Inc. (a)	43,002,965
134,251	Snap-on, Inc. (a)	45,047,923
		156,690,555
See Notes to Financial Statements

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Media — 0.5%
202,520	Fox Corp., Class A	$13,092,918
	Oil, Gas & Consumable Fuels — 0.8%
86,395	EOG Resources, Inc.	9,144,047
97,601	Exxon Mobil Corp.	11,161,650
		20,305,697
	Pharmaceuticals — 0.5%
69,347	Johnson & Johnson (a)	13,097,568
	Professional Services — 2.3%
145,386	Automatic Data Processing, Inc. (a)	37,843,976
99,973	Paycom Software, Inc. (a)	18,703,948
		56,547,924
	Semiconductors & Semiconductor Equipment — 14.6%
279,653	Applied Materials, Inc. (a)	65,187,114
61,463	KLA Corp. (a)	74,292,787
397,893	Lam Research Corp. (a)	62,652,232
48,806	Monolithic Power Systems, Inc. (a)	49,050,030
320,768	NVIDIA Corp. (a)	64,952,312
217,033	QUALCOMM, Inc. (a)	39,261,270
		355,395,745
	Software — 3.9%
102,255	Microsoft Corp. (a)	52,948,662
159,718	Salesforce, Inc. (a)	41,592,164
		94,540,826
	Specialty Retail — 4.1%
312,052	Ross Stores, Inc. (a)	49,591,304
254,483	Williams-Sonoma, Inc. (a)	49,456,226
		99,047,530
	Technology Hardware, Storage & Peripherals — 1.6%
146,269	Apple, Inc. (a)	39,546,750
	Total Common Stocks	2,433,275,352
	(Cost $2,314,532,017)
MONEY MARKET FUNDS — 0.1%
2,147,211	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	2,147,211
	(Cost $2,147,211)
	Total Investments — 100.0%	2,435,422,563
	(Cost $2,316,679,228)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(725)	S&P 500 Weeklys	$(495,914,500)	$6,850.00	11/07/25	(3,443,750)
	(Premiums received $3,297,631)
	Net Other Assets and Liabilities — 0.2%				4,338,496
	Net Assets — 100.0%				$2,436,317,309

See Notes to Financial Statements

FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
Portfolio of Investments (Continued)
October 31, 2025
(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2025, the value of these securities amounts to $106,810,228.
(b)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$2,433,275,352	$2,433,275,352	$—	$—
Money Market Funds	2,147,211	2,147,211	—	—
Total Investments	$2,435,422,563	$2,435,422,563	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,443,750)	$(3,443,750)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 43.7%
	Beverages — 4.5%
27,636	Coca-Cola (The) Co. (a)	$1,904,120
	Biotechnology — 4.8%
6,772	Amgen, Inc. (a)	2,020,968
	Communications Equipment — 4.1%
24,157	Cisco Systems, Inc. (a)	1,766,118
	Diversified Telecommunication Services — 5.1%
54,113	Verizon Communications, Inc. (a)	2,150,451
	Hotels, Restaurants & Leisure — 4.5%
6,376	McDonald’s Corp. (a)	1,902,790
	Household Products — 4.7%
13,155	Procter & Gamble (The) Co. (a)	1,978,117
	IT Services — 3.4%
4,734	International Business Machines Corp. (a)	1,455,279
	Oil, Gas & Consumable Fuels — 4.6%
12,435	Chevron Corp. (a)	1,961,248
	Pharmaceuticals — 8.0%
8,597	Johnson & Johnson (a)	1,623,716
20,738	Merck & Co., Inc. (a)	1,783,053
		3,406,769
	Total Common Stocks	18,545,860
	(Cost $18,022,107)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 79.5%
$33,989,000	U.S. Treasury Bill (a)	(b)	01/22/26	33,705,569
	(Cost $33,677,548)

Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
76,078	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (c)	76,078
	(Cost $76,078)
	Total Investments — 123.4%	52,327,507
	(Cost $51,775,733)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.1%
	Call Options Purchased — 0.1%
76	Amgen, Inc.	$2,268,068	$429.05	01/26/26	1,660
149	Chevron Corp.	2,350,028	225.72	01/26/26	1,824
334	Cisco Systems, Inc.	2,441,874	91.75	01/26/26	9,532
332	Coca-Cola (The) Co.	2,287,480	95.47	01/26/26	1,142
88	International Business Machines Corp.	2,705,208	383.15	01/26/26	15,710
136	Johnson & Johnson	2,568,632	228.15	01/26/26	3,388
75	McDonald’s Corp.	2,238,225	434.28	01/26/26	826
279	Merck & Co., Inc.	2,398,842	149.17	01/26/26	1,677
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS (Continued)
	Call Options Purchased (Continued)
149	Procter & Gamble (The) Co.	$2,240,513	$248.99	01/26/26	$418
536	Verizon Communications, Inc.	2,130,064	59.48	01/26/26	1,860
	Total Purchased Options				38,037
	(Cost $57,853)
WRITTEN OPTIONS — (23.5)%
	Call Options Written — (0.1)%
(12)	Amgen, Inc.	(358,116)	295.00	11/07/25	(9,540)
(24)	Chevron Corp.	(378,528)	160.00	11/07/25	(2,400)
(53)	Cisco Systems, Inc.	(387,483)	73.00	11/07/25	(5,141)
(53)	Coca-Cola (The) Co.	(365,170)	69.00	11/07/25	(3,233)
(14)	International Business Machines Corp.	(430,374)	305.00	11/07/25	(9,660)
(22)	Johnson & Johnson	(415,514)	187.50	11/07/25	(5,764)
(12)	McDonald’s Corp.	(358,116)	297.50	11/07/25	(7,140)
(46)	Merck & Co., Inc.	(395,508)	86.00	11/07/25	(6,026)
(24)	Procter & Gamble (The) Co.	(360,888)	150.00	11/07/25	(4,680)
(84)	Verizon Communications, Inc.	(333,816)	39.50	11/07/25	(4,872)
	Total Call Options Written				(58,456)
	(Premiums received $57,860)
	Put Options Written — (23.4)%
(76)	Amgen, Inc.	(2,268,068)	429.05	01/26/26	(980,084)
(149)	Chevron Corp.	(2,350,028)	225.72	01/26/26	(1,004,977)
(334)	Cisco Systems, Inc.	(2,441,874)	91.75	01/26/26	(616,844)
(332)	Coca-Cola (The) Co.	(2,287,480)	95.47	01/26/26	(866,205)
(88)	International Business Machines Corp.	(2,705,208)	383.15	01/26/26	(665,395)
(136)	Johnson & Johnson	(2,568,632)	228.15	01/26/26	(524,151)
(75)	McDonald’s Corp.	(2,238,225)	434.28	01/26/26	(996,465)
(279)	Merck & Co., Inc.	(2,398,842)	149.17	01/26/26	(1,742,771)
(149)	Procter & Gamble (The) Co.	(2,240,513)	248.99	01/26/26	(1,445,669)
(536)	Verizon Communications, Inc.	(2,130,064)	59.48	01/26/26	(1,061,843)
	Total Put Options Written				(9,904,404)
	(Premiums received $10,800,035)
	Total Written Options				(9,962,860)
	(Premiums received $10,857,895)
	Net Other Assets and Liabilities — (0.0)%				(14,325)
	Net Assets — 100.0%				$42,388,359

(a)	All or a portion of this security is pledged as collateral for the options written. At October 31, 2025, the value of these securities amounts to $37,192,633.
(b)	Zero coupon security.
(c)	Rate shown reflects yield as of October 31, 2025.
See Notes to Financial Statements

FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$18,545,860	$18,545,860	$—	$—
U.S. Treasury Bills	33,705,569	—	33,705,569	—
Money Market Funds	76,078	76,078	—	—
Total Investments	52,327,507	18,621,938	33,705,569	—
Purchased Options	38,037	—	38,037	—
Total	$52,365,544	$18,621,938	$33,743,606	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options:
Call Options Written	$(58,456)	$(58,456)	$—	$—
Put Options Written	(9,904,404)	—	(9,904,404)	—
Total	$(9,962,860)	$(58,456)	$(9,904,404)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

FT Vest Growth Strength & Target Income ETF (FGSI)
Portfolio of Investments
October 31, 2025

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 2.0%
69	Northrop Grumman Corp.	$40,258
	Beverages — 1.9%
586	Monster Beverage Corp. (a) (b)	39,162
	Biotechnology — 4.2%
470	Incyte Corp. (a)	43,935
95	United Therapeutics Corp. (a) (b)	42,316
		86,251
	Capital Markets — 10.2%
88	Ameriprise Financial, Inc. (b)	39,844
172	Cboe Global Markets, Inc. (b)	42,250
437	Charles Schwab (The) Corp.	41,305
622	Interactive Brokers Group, Inc., Class A	43,764
87	Moody’s Corp.	41,786
		208,949
	Commercial Services & Supplies — 1.9%
928	Copart, Inc. (a) (b)	39,913
	Communications Equipment — 5.8%
288	Arista Networks, Inc. (a)	45,415
137	F5, Inc. (a)	34,668
93	Motorola Solutions, Inc. (b)	37,824
		117,907
	Consumer Staples Distribution & Retail — 3.8%
44	Costco Wholesale Corp.	40,104
382	Walmart, Inc.	38,651
		78,755
	Electronic Equipment, Instruments & Components — 2.2%
328	Amphenol Corp., Class A (b)	45,703
	Energy Equipment & Services — 4.4%
911	Baker Hughes Co. (b)	44,101
1,262	SLB Ltd. (b)	45,508
		89,609
	Entertainment — 1.9%
34	Netflix, Inc. (a)	38,041
	Financial Services — 7.8%
339	Apollo Global Management, Inc. (b)	42,141
144	Corpay, Inc. (a) (b)	37,491
73	Mastercard, Inc., Class A (b)	40,295
120	Visa, Inc., Class A (b)	40,889
		160,816
	Ground Transportation — 2.1%
446	Uber Technologies, Inc. (a)	43,039
	Health Care Equipment & Supplies — 3.6%
618	Dexcom, Inc. (a) (b)	35,980
154	ResMed, Inc.	38,019
		73,999
See Notes to Financial Statements

FT Vest Growth Strength & Target Income ETF (FGSI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure — 3.5%
327	Airbnb, Inc., Class A (a) (b)	$41,378
983	Chipotle Mexican Grill, Inc. (a) (b)	31,151
		72,529
	Household Durables — 3.7%
165	Garmin Ltd. (b)	35,300
331	PulteGroup, Inc. (b)	39,677
		74,977
	Insurance — 1.9%
217	Marsh & McLennan Cos., Inc. (b)	38,659
	Interactive Media & Services — 3.9%
57	Meta Platforms, Inc., Class A (b)	36,956
1,271	Pinterest, Inc., Class A (a) (b)	42,070
		79,026
	IT Services — 2.1%
320	GoDaddy, Inc., Class A (a)	42,602
	Machinery — 2.2%
78	Caterpillar, Inc.	45,026
	Media — 2.0%
824	Trade Desk (The), Inc., Class A (a) (b)	41,431
	Metals & Mining — 1.8%
453	Newmont Corp.	36,679
	Pharmaceuticals — 2.1%
51	Eli Lilly & Co.	44,006
	Professional Services — 1.9%
146	Automatic Data Processing, Inc. (b)	38,004
	Semiconductors & Semiconductor Equipment — 6.4%
118	Broadcom, Inc. (b)	43,617
41	Monolithic Power Systems, Inc.	41,205
225	NVIDIA Corp. (b)	45,560
		130,382
	Software — 14.6%
69	AppLovin Corp., Class A (a)	43,976
126	Cadence Design Systems, Inc. (a) (b)	42,675
855	Dynatrace, Inc. (a) (b)	43,237
493	Fortinet, Inc. (a) (b)	42,610
62	Intuit, Inc. (b)	41,388
198	Palo Alto Networks, Inc. (a) (b)	43,608
46	ServiceNow, Inc. (a) (b)	42,287
		299,781
	Specialty Retail — 2.0%
286	TJX (The) Cos., Inc. (b)	40,080
	Total Common Stocks	2,045,584
	(Cost $2,094,800)
See Notes to Financial Statements

FT Vest Growth Strength & Target Income ETF (FGSI)
Portfolio of Investments (Continued)
October 31, 2025
Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
3,826	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (c)	$3,826
	(Cost $3,826)
	Total Investments — 100.1%	2,049,410
	(Cost $2,098,626)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.2)%
	Call Options Written — (0.2)%
(7)	S&P 500® Mini Index	$(478,814)	$685.00	11/07/25	(3,234)
	(Premiums received $3,174)
	Net Other Assets and Liabilities — 0.1%				1,586
	Net Assets — 100.0%				$2,047,762

(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for the options written. At October 31, 2025, the value of these securities amounts to $1,090,907.
(c)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$2,045,584	$2,045,584	$—	$—
Money Market Funds	3,826	3,826	—	—
Total Investments	$2,049,410	$2,049,410	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(3,234)	$(3,234)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2025

	FT Vest Rising Dividend Achievers Target Income ETF (RDVI)	FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)	FT Vest Growth Strength & Target Income ETF (FGSI)
ASSETS:
Investments, at value	$2,435,422,563	$52,327,507	$2,049,410
Options contracts purchased, at value	—	38,037	—
Due from broker	5,007	3,067	100
Cash segregated as collateral	418,026	20,844	2,220
Receivables:
Investment securities sold	6,804,157	1,366,490	3,174
Dividends	1,744,925	39,463	428
Total Assets	2,444,394,678	53,795,408	2,055,332

LIABILITIES:
Options contracts written, at value	3,443,750	9,962,860	3,234
Payables:
Investment securities purchased	3,111,997	1,418,079	2,828
Investment advisory fees	1,521,622	26,110	1,508
Total Liabilities	8,077,369	11,407,049	7,570
NET ASSETS	$2,436,317,309	$42,388,359	$2,047,762

NET ASSETS consist of:
Paid-in capital	$2,358,848,355	$41,858,381	$2,124,167
Par value	951,000	21,000	1,000
Accumulated distributable earnings (loss)	76,517,954	508,978	(77,405)
NET ASSETS	$2,436,317,309	$42,388,359	$2,047,762
NET ASSET VALUE, per share	$25.62	$20.18	$20.48
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	95,100,002	2,100,002	100,002
Investments, at cost	$2,316,679,228	$51,775,733	$2,098,626
Premiums paid on options contracts purchased	$—	$57,853	$—
Premiums received on options contracts written	$3,297,631	$10,857,895	$3,174
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Period Ended October 31, 2025

	FT Vest Rising Dividend Achievers Target Income ETF (RDVI)	FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)	FT Vest Growth Strength & Target Income ETF (FGSI) (a)
INVESTMENT INCOME:
Dividends	$35,852,702	$662,451	$4,827
Interest	—	1,108,405	—
Total investment income	35,852,702	1,770,856	4,827

EXPENSES:
Investment advisory fees	14,284,508	270,993	6,162
Other expenses	146,377	2,974	—
Total expenses	14,430,885	273,967	6,162
NET INVESTMENT INCOME (LOSS)	21,421,817	1,496,889	(1,335)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	70,190,837	(2,867,764)	14,914
In-kind redemptions	128,302,707	2,078,129	163,589
Purchased options contracts	—	(79,670)	—
Written options contracts	(19,117,789)	1,571,420	(15,398)
Net realized gain (loss)	179,375,755	702,115	163,105
Net change in unrealized appreciation (depreciation) on:
Investments	60,256,776	(225,952)	(49,216)
Purchased options contracts	—	31,073	—
Written options contracts	(1,910,921)	1,394,981	(60)
Net change in unrealized appreciation (depreciation)	58,345,855	1,200,102	(49,276)
NET REALIZED AND UNREALIZED GAIN (LOSS)	237,721,610	1,902,217	113,829
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$259,143,427	$3,399,106	$112,494

(a)	Inception date is June 25, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	FT Vest Rising Dividend Achievers Target Income ETF (RDVI)		FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)		FT Vest Growth Strength & Target Income ETF (FGSI)
	Year Ended 10/31/2025	Year Ended 10/31/2024	Year Ended 10/31/2025	Year Ended 10/31/2024	Period Ended 10/31/2025 (a)
OPERATIONS:
Net investment income (loss)	$21,421,817	$13,612,682	$1,496,889	$1,196,727	$(1,335)
Net realized gain (loss)	179,375,755	110,153,260	702,115	383,499	163,105
Net change in unrealized appreciation (depreciation)	58,345,855	96,516,296	1,200,102	397,541	(49,276)
Net increase (decrease) in net assets resulting from operations	259,143,427	220,282,238	3,399,106	1,977,767	112,494

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(165,556,439)	(85,013,414)	(3,315,178)	(2,458,693)	(56,451)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,049,680,748	1,217,722,669	34,577,955	43,712,053	4,057,958
Cost of shares redeemed	(1,135,165,579)	(400,821,484)	(26,468,272)	(16,615,567)	(2,066,239)
Net increase (decrease) in net assets resulting from shareholder transactions	914,515,169	816,901,185	8,109,683	27,096,486	1,991,719
Total increase (decrease) in net assets	1,008,102,157	952,170,009	8,193,611	26,615,560	2,047,762

NET ASSETS:
Beginning of period	1,428,215,152	476,045,143	34,194,748	7,579,188	—
End of period	$2,436,317,309	$1,428,215,152	$42,388,359	$34,194,748	$2,047,762

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	58,450,002	23,600,002	1,700,002	400,002	—
Shares sold	83,250,000	51,800,000	1,750,000	2,100,000	200,002
Shares redeemed	(46,600,000)	(16,950,000)	(1,350,000)	(800,000)	(100,000)
Shares outstanding, end of period	95,100,002	58,450,002	2,100,002	1,700,002	100,002

(a)	Inception date is June 25, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
FT Vest Rising Dividend Achievers Target Income ETF (RDVI)

	Year Ended October 31,			Period Ended 10/31/2022 (a)
	2025	2024	2023
Net asset value, beginning of period	$24.43	$20.17	$21.21	$19.79
Income from investment operations:
Net investment income (loss)	0.28 (b)	0.34 (b)	0.44 (b)	0.00 (c)
Net realized and unrealized gain (loss)	3.04	5.97	0.47 (d)	1.42
Total from investment operations	3.32	6.31	0.91	1.42
Distributions paid to shareholders from:
Net investment income	(0.64)	(0.65)	(0.47)	—
Net realized gain	(1.49)	(1.40)	(1.48)	—
Total distributions	(2.13)	(2.05)	(1.95)	—
Net asset value, end of period	$25.62	$24.43	$20.17	$21.21
Total return (e)	14.25%	32.07%	4.02%	7.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,436,317	$1,428,215	$476,045	$2,121
Ratio of total expenses to average net assets	0.76% (f)	0.75%	0.75%	0.75% (g)
Ratio of net investment income (loss) to average net assets	1.12%	1.43%	2.07%	1.47% (g)
Portfolio turnover rate (h)	106%	78%	86%	0%

(a)	Inception date is October 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
(g)	Annualized.
(h)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout each period
FT Vest DJIA® Dogs 10 Target Income ETF (DOGG)

	Year Ended October 31,		Period Ended 10/31/2023 (a)
	2025	2024
Net asset value, beginning of period	$20.11	$18.95	$19.91
Income from investment operations:
Net investment income (loss) (b)	0.82	0.94	0.41
Net realized and unrealized gain (loss)	1.05	2.13	(0.43)
Total from investment operations	1.87	3.07	(0.02)
Distributions paid to shareholders from:
Net investment income	(1.47)	(1.91)	(0.94)
Net realized gain	(0.33)	—	—
Total distributions	(1.80)	(1.91)	(0.94)
Net asset value, end of period	$20.18	$20.11	$18.95
Total return (c)	9.78%	16.42%	(0.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$42,388	$34,195	$7,579
Ratio of total expenses to average net assets	0.76% (d)	0.75%	0.75% (e)
Ratio of net investment income (loss) to average net assets	4.14%	4.59%	4.04% (e)
Portfolio turnover rate (f)	803%	570%	198%

(a)	Inception date is April 26, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.75%.
(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Growth Strength & Target Income ETF (FGSI)

Period Ended 10/31/2025 (a)

Net asset value, beginning of period	$19.91
Income from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss)	1.14
Total from investment operations	1.13
Distributions paid to shareholders from:
Net investment income	(0.26)
Net realized gain	(0.30)
Total distributions	(0.56)
Net asset value, end of period	$20.48
Total return (c)	5.70%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,048
Ratio of total expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	(0.18)% (d)
Portfolio turnover rate (e)	60%

(a)	Inception date is June 25, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust except for RDVI which is a diversified series of the Trust. The shares of each Fund are listed and traded on the Cboe BZX Exchange, Inc., with the exception of FGSI which is listed and traded on Nasdaq, Inc. (“Nasdaq”).

FT Vest Rising Dividend Achievers Target Income ETF – RDVI
FT Vest DJIA® Dogs 10 Target Income ETF – DOGG
FT Vest Growth Strength & Target Income ETF – FGSI(1)

(1)	Commenced investment operations on June 25, 2025.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
RDVI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, RDVI will pursue its investment objectives by investing primarily in U.S. exchange traded equity securities contained in the Nasdaq US Rising Dividend AchieversTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the S&P 500® Index or ETFs that track the S&P 500® Index. Under normal market conditions, RDVI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities.
DOGG’s investment objective seeks to provide current income with a secondary objective of providing capital appreciation. Under normal market conditions, DOGG will pursue its investment objectives by investing primarily in common stocks, exchange-traded options (including FLexible EXchange options (“FLEX Options”)) and short-term U.S. Treasury securities. DOGG seeks to provide exposure to the “Dogs of the Dow,” the ten highest dividend-yielding stocks in the Dow Jones Industrial Average (“DJIA”) on an annual basis. DOGG will purchase securities comprising the Dogs of the Dow and gain synthetic exposure to the price movements of the securities comprising the Dogs of the Dow through the use of a combination of puts, calls and U.S. Treasury securities (the “Synthetic Replication”). DOGG will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities comprising the Dogs of the Dow or in options contracts that utilize Dogs of the Dow constituents as the reference asset. Through its investments in securities comprising the Dogs of the Dow and portfolio of investments that reference the Dogs of the Dow, DOGG seeks to provide exposure to a concentrated portfolio of large-capitalization U.S. equity securities while providing a consistent level of income that, when annualized, is approximately 8% (before fees and expenses) above the annualized yield of the DJIA (the “Target Income Level”).
FGSI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, FGSI will pursue its investment objectives by investing primarily in U.S. exchange-traded equity securities intended to track The Growth StrengthTM Index and by utilizing an “option strategy” consisting of writing (selling) U.S. exchange-traded call options on the S&P 500® Index, or ETFs that track the S&P 500® Index. Under normal market conditions, FGSI will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and/or investments that provide exposure to securities of Growth Strength Companies and investments intended to provide income to FGSI in the form of option premiums. Growth Strength Companies are those companies with strong balance sheets, a high degree of liquidity, the ability to generate earnings and cash flow growth and a record of financial strength and profit growth.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs within 15 minutes before or after the close of the respective exchange, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Shares of open-end funds are valued based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.
C. Options Contracts and FLEX Options
RDVI and FGSI are subject to equity price risk in the normal course of pursuing their investment objectives. RDVI and FGSI will utilize an “option strategy” consisting of writing (selling) U.S. exchanged-traded call options on the S&P 500® Index or ETFs that track the S&P 500® Index. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.
When DOGG sells call options as a means to generate income to achieve the Target Income Level, DOGG will employ a covered call strategy that seeks to sell call options having a strike price roughly equal to the value of each equity security held by DOGG (such options are said to be “at-the-money”) on some or all of the equity securities purchased by DOGG.
When utilizing Synthetic Replication, DOGG may utilize FLEX Options. FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates that are otherwise standardized in typical listed options contract. The Synthetic Replication is achieved through the combination of a purchasing a call and selling a put generally at the same strike price which synthetically creates the upside and downside participation in the price returns of the Dogs of the Dow.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
When a Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options contracts purchased, at value” on the Statements of Assets and Liabilities. When a Fund writes (sells) an option, an amount equal to the premium received by a Fund is included in “Options contracts written, at value” on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes. Gain or loss on purchased options, if any, is included in “Net realized gain (loss) on purchased options contracts” on the Statements of Operations. Gain or loss on written options, if any, is presented separately as “Net realized gain (loss) on written options contracts” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest Rising Dividend Achievers Target Income ETF	$148,822,064	$16,734,375	$—
FT Vest DJIA® Dogs 10 Target Income ETF	3,315,178	—	—
FT Vest Growth Strength & Target Income ETF	56,451	—	—
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest Rising Dividend Achievers Target Income ETF	$68,355,405	$16,658,009	$—
FT Vest DJIA® Dogs 10 Target Income ETF	2,458,693	—	—
As of October 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest Rising Dividend Achievers Target Income ETF	$—	$—	$76,517,954
FT Vest DJIA® Dogs 10 Target Income ETF	—	—	508,978
FT Vest Growth Strength & Target Income ETF	—	—	(77,405)
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For RDVI, the taxable years ended 2022, 2023, 2024 and 2025 remain open to federal and state audit. For DOGG, the taxable years ended 2023, 2024 and 2025 remain open to federal and state audit. For FGSI, the taxable period 2025 remains open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Funds had no non-expiring capital loss carryforwards available for federal income tax purposes.
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2025, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest Rising Dividend Achievers Target Income ETF	$28,087,778	$(95,735,713)	$67,647,935
FT Vest DJIA® Dogs 10 Target Income ETF	1,216,730	755,521	(1,972,251)
FT Vest Growth Strength & Target Income ETF	27,489	(160,937)	133,448
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest Rising Dividend Achievers Target Income ETF	$2,355,460,859	$177,767,577	$(101,249,623)	$76,517,954
FT Vest DJIA® Dogs 10 Target Income ETF	41,893,706	2,119,103	(1,610,125)	508,978
FT Vest Growth Strength & Target Income ETF	2,123,581	66,347	(143,752)	(77,405)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	RDVI	DOGG	FGSI
Fund net assets up to and including $2.5 billion	0.75000%	0.75000%	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.73125%	0.73125%	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.71250%	0.71250%	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.69375%	0.69375%	0.78625%
Fund net assets greater than $10 billion	0.67500%	0.67500%	0.76500%
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor. Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of each Fund. Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
4. Purchases and Sales of Securities
For the fiscal period ended October 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
FT Vest Rising Dividend Achievers Target Income ETF	$2,021,194,930	$2,182,149,074
FT Vest DJIA® Dogs 10 Target Income ETF	149,706,643	144,363,596
FT Vest Growth Strength & Target Income ETF	1,221,623	1,279,882
For the fiscal period ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest Rising Dividend Achievers Target Income ETF	$2,046,227,317	$1,135,653,676
FT Vest DJIA® Dogs 10 Target Income ETF	34,618,042	26,462,059
FT Vest Growth Strength & Target Income ETF	4,039,200	2,064,642
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RDVI
Options contracts	Equity Risk	Options contracts purchased, at value	$—	Options contracts written, at value	$3,443,750
DOGG
Options contracts	Equity Risk	Options contracts purchased, at value	38,037	Options contracts written, at value	9,962,860
FGSI
Options contracts	Equity Risk	Options contracts purchased, at value	—	Options contracts written, at value	3,234
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended October 31, 2025, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	RDVI	DOGG	FGSI
Equity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$—	$(79,670)	$—
Written options contracts	(19,117,789)	1,571,420	(15,398)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	—	31,073	—
Written options contracts	(1,910,921)	1,394,981	(60)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended October 31, 2025, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
RDVI	$—	$—	$143,759,550	$142,266,631
DOGG	57,853	88,322	13,037,818	12,600,415
FGSI	—	—	62,857	59,683
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027 for all the Funds, with the exception of FGSI, which will not pay fees any time before June 23, 2027.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FT Vest Rising Dividend Achievers Target Income ETF, FT Vest DJIA® Dogs 10 Target Income ETF, and FT Vest Growth Strength & Target Income ETF (the “Funds”), each a series of the the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2025, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
FT Vest Rising Dividend Achievers Target Income ETF	For the year ended October 31, 2025	For the years ended October 31, 2025, and 2024	For the years ended October 31, 2025, 2024, and 2023, and for the period from October 19, 2022 (commencement of investment operations) through October 31, 2022
FT Vest DJIA® Dogs 10 Target Income ETF	For the year ended October 31, 2025	For the years ended October 31, 2025, and 2024	For the years ended October 31, 2025, and 2024, and for the period from April 26, 2023 (commencement of investment operations) through October 31, 2023
FT Vest Growth Strength & Target Income ETF	For the period from June 25, 2025 (commencement of investment operations) through October 31, 2025
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2025

Report of Independent Registered Public Accounting Firm (Continued)
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal period ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
FT Vest DIJA® Dogs 10 Target Income ETF
FT Vest Rising Dividend Achievers Target Income ETF
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Vest Financial LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
FT Vest DIJA® Dogs 10 Target Income ETF (DOGG)
FT Vest Rising Dividend Achievers Target Income ETF (RDVI)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the June 8–9, 2025 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of DOGG was equal to the median total (net) expense ratio of the peer funds in its respective Expense Group and that the total (net) expense ratio of RDVI was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that DOGG underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2024, and that RDVI outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee for each Fund is appropriate. The Board noted the Sub-Advisor’s statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Funds will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements that it is the Sub-Advisor’s policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Funds. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
FT VEST GROWTH STRENGTH & TARGET INCOME ETF
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of FT Vest Growth Strength & Target Income ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Vest Financial LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on June 9, 2025. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 9, 2025 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board also noted that the Sub-Advisor manages other target income ETFs with strategies similar to that of the Fund in the First Trust Fund Complex. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.85% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to an annual rate of 0.20% of the Fund’s average daily net assets. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment-related costs), distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as fee rates charged by the Advisor and the Sub-Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Fund will be unique to the market and the First Trust Fund Complex, but will be most similar to two other ETFs in the First Trust Fund Complex that are managed by the Advisor and sub-advised by the Sub-Advisor and also employ options-based strategies, each of which has a unitary fee rate schedule starting at an annual rate of 0.75% and 0.85%, respectively, of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee and its understanding that the sub-advisory fee for the Fund was the product of an arm’s

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
length negotiation. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board concluded that the profitability analysis for the Advisor was more relevant. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor’s parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP’s controlling ownership interest in the Sub-Advisor’s parent company. The Board noted the Sub-Advisor’s statements that it does not foresee any indirect benefits from its relationship with the Fund and that, as a policy, it does not enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable period ended October 31, 2025, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
FT Vest Rising Dividend Achievers Target Income ETF	21.77%
FT Vest DJIA® Dogs 10 Target Income ETF	17.35%
FT Vest Growth Strength & Target Income ETF	6.25%
For the taxable period ended October 31, 2025, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
FT Vest Rising Dividend Achievers Target Income ETF	22.50%
FT Vest DJIA® Dogs 10 Target Income ETF	16.14%
FT Vest Growth Strength & Target Income ETF	6.87%
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal period ended October 31, 2025, the below Fund designated long-term capital gain distributions in the following amount.

Long-Term Capital Gain Distribution
FT Vest Rising Dividend Achievers Target Income ETF	$16,734,375
Disclaimers
Nasdaq® and Nasdaq US Rising Dividend AchieversTM Index (the “Index”) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Other Information (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)
The “Dow Jones Industrial Average” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); “Dow Jones®” and “DJIA” are trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
Nasdaq® and The Growth StrengthTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has notbeen passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TOTHE FUND.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES — 83.4%
	Aerospace/Defense — 1.1%
$2,250,000	Boeing Co. (The)	6.63%	02/15/38	$2,510,739
2,000,000	Boeing Co. (The)	3.55%	03/01/38	1,683,702
750,000	HEICO Corp.	5.35%	08/01/33	781,654
1,600,000	Howmet Aerospace, Inc.	5.95%	02/01/37	1,742,836
				6,718,931
	Banking — 9.0%
2,500,000	American Express Co. (a)	4.92%	07/20/33	2,547,814
1,000,000	American Express Co. (a)	5.67%	04/25/36	1,056,616
6,850,000	Bank of America Corp. (a)	4.57%	04/27/33	6,840,842
2,500,000	Bank of America Corp. (a)	5.47%	01/23/35	2,612,494
3,000,000	Citigroup, Inc. (a)	5.17%	09/11/36	3,038,498
3,500,000	Goldman Sachs Group (The), Inc. (a)	3.10%	02/24/33	3,212,245
1,500,000	Goldman Sachs Group (The), Inc. (a)	5.33%	07/23/35	1,545,300
1,500,000	Goldman Sachs Group (The), Inc. (a)	4.94%	10/21/36	1,493,256
500,000	Huntington Bancshares, Inc. (a)	5.27%	01/15/31	514,860
1,000,000	Huntington Bancshares, Inc. (a)	5.02%	05/17/33	1,008,891
4,050,000	JPMorgan Chase & Co. (a)	4.91%	07/25/33	4,131,877
3,050,000	JPMorgan Chase & Co. (a)	5.77%	04/22/35	3,253,867
4,795,000	Morgan Stanley (a)	5.25%	04/21/34	4,950,481
3,375,000	Morgan Stanley (a)	5.83%	04/19/35	3,599,733
800,000	Morgan Stanley (a)	5.32%	07/19/35	823,028
1,000,000	PNC Financial Services Group (The), Inc. (a)	4.81%	10/21/32	1,014,850
1,500,000	PNC Financial Services Group (The), Inc. (a)	6.04%	10/28/33	1,617,583
2,000,000	Santander Holdings U.S.A., Inc. (a)	5.74%	03/20/31	2,065,277
750,000	State Street Corp. (a)	4.78%	10/23/36	747,249
1,000,000	Truist Financial Corp., Medium-Term Note (a)	5.07%	05/20/31	1,024,223
1,100,000	Truist Financial Corp., Medium-Term Note (a)	5.15%	08/05/32	1,129,972
3,000,000	Wells Fargo & Co. (a)	4.90%	07/25/33	3,046,344
2,500,000	Wells Fargo & Co. (a)	5.21%	12/03/35	2,557,780
1,500,000	Wells Fargo & Co. (a)	4.89%	09/15/36	1,499,722
				55,332,802
	Brokerage/Asset Managers/Exchanges — 3.5%
1,000,000	Blackstone Reg Finance Co., LLC	5.00%	12/06/34	1,004,979
2,000,000	Blackstone Reg Finance Co., LLC (b)	4.95%	02/15/36	1,986,630
2,000,000	Charles Schwab (The) Corp. (a)	5.85%	05/19/34	2,140,510
3,000,000	Citadel Securities Global Holdings LLC (c)	5.50%	06/18/30	3,071,369
2,968,000	Jane Street Group / JSG Finance, Inc. (c)	6.75%	05/01/33	3,098,413
1,000,000	LPL Holdings, Inc.	5.15%	06/15/30	1,018,633
2,700,000	Nasdaq, Inc.	5.55%	02/15/34	2,834,773
6,250,000	Raymond James Financial, Inc.	4.90%	09/11/35	6,185,819
				21,341,126
	Building Materials — 3.4%
2,500,000	American Builders & Contractors Supply Co., Inc. (c)	4.00%	01/15/28	2,466,453
5,500,000	Amrize Finance U.S. LLC (c)	5.40%	04/07/35	5,681,895
2,250,000	Builders FirstSource, Inc. (c)	6.38%	03/01/34	2,332,964
2,050,000	CRH America Finance, Inc.	5.40%	05/21/34	2,127,066
1,000,000	JH North America Holdings, Inc. (c)	6.13%	07/31/32	1,026,330
500,000	Martin Marietta Materials, Inc.	5.15%	12/01/34	511,999
2,000,000	QXO Building Products, Inc. (c)	6.75%	04/30/32	2,075,506
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Building Materials (Continued)
$2,817,000	Standard Building Solutions, Inc. (c)	6.25%	08/01/33	$2,875,137
2,000,000	Vulcan Materials Co.	5.35%	12/01/34	2,071,030
				21,168,380
	Cable Satellite — 0.6%
26,000	CCO Holdings LLC / CCO Holdings Capital Corp. (c)	4.75%	03/01/30	24,739
2,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital	5.85%	12/01/35	2,494,183
1,000,000	DISH Network Corp. (c)	11.75%	11/15/27	1,053,408
				3,572,330
	Construction Machinery — 1.7%
3,200,000	Ashtead Capital, Inc. (c)	2.45%	08/12/31	2,839,688
2,650,000	Ashtead Capital, Inc. (c)	5.80%	04/15/34	2,779,298
1,500,000	RB Global Holdings, Inc. (c)	6.75%	03/15/28	1,533,461
3,050,000	United Rentals North America, Inc. (c)	6.00%	12/15/29	3,132,762
				10,285,209
	Consumer Cyclical Services — 0.9%
5,375,000	Sodexo, Inc. (c)	5.80%	08/15/35	5,629,654
	Diversified Manufacturing — 1.3%
3,000,000	Amphenol Corp. (b)	4.40%	02/15/33	2,967,454
5,000,000	Veralto Corp.	5.45%	09/18/33	5,240,913
				8,208,367
	Electric — 5.3%
2,000,000	AEP Transmission Co. LLC	5.38%	06/15/35	2,072,760
2,000,000	Baltimore Gas and Electric Co.	5.45%	06/01/35	2,086,326
2,769,000	Calpine Corp. (c)	3.75%	03/01/31	2,659,834
2,500,000	CenterPoint Energy Houston Electric LLC, Series AQ	4.95%	08/15/35	2,516,728
500,000	DTE Electric Co.	5.25%	05/15/35	516,657
1,500,000	Duke Energy Carolinas LLC	5.30%	02/15/40	1,533,615
515,000	Duke Energy Progress LLC	6.30%	04/01/38	575,795
5,000,000	FirstEnergy Transmission LLC	5.00%	01/15/35	5,016,002
485,000	Florida Power & Light Co.	5.69%	03/01/40	515,673
1,500,000	Florida Power & Light Co.	4.13%	02/01/42	1,315,806
4,000,000	Lightning Power LLC (c)	7.25%	08/15/32	4,247,912
1,500,000	NRG Energy, Inc. (c)	4.73%	10/15/30	1,497,108
1,500,000	NRG Energy, Inc. (c)	5.41%	10/15/35	1,497,705
2,750,000	PECO Energy Co.	4.88%	09/15/35	2,769,347
2,750,000	Vistra Operations Co. LLC (c)	5.70%	12/30/34	2,827,113
1,000,000	Vistra Operations Co., LLC (c)	5.25%	10/15/35	993,954
				32,642,335
	Environmental — 0.3%
2,100,000	Waste Management, Inc.	2.95%	06/01/41	1,604,116
	Finance Companies — 0.9%
2,037,000	Rocket Cos., Inc. (c)	6.38%	08/01/33	2,124,550
1,000,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (c)	3.88%	03/01/31	940,862
2,500,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (c)	4.00%	10/15/33	2,304,260
				5,369,672
	Food and Beverage — 10.1%
3,000,000	Bimbo Bakeries USA, Inc. (c)	5.38%	01/09/36	3,054,342
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Food and Beverage (Continued)
$3,000,000	Campbell’s (The) Co.	5.40%	03/21/34	$3,083,195
2,500,000	Campbell’s (The) Co.	4.75%	03/23/35	2,426,472
3,357,000	Conagra Brands, Inc	5.75%	08/01/35	3,431,124
2,250,000	Conagra Brands, Inc.	5.30%	11/01/38	2,166,460
2,000,000	Constellation Brands, Inc.	4.75%	05/09/32	2,017,884
3,000,000	Constellation Brands, Inc.	4.95%	11/01/35	2,954,687
2,500,000	Constellation Brands, Inc.	4.50%	05/09/47	2,104,133
1,000,000	General Mills, Inc.	4.15%	02/15/43	841,032
3,510,000	J.M. Smucker (The) Co.	6.20%	11/15/33	3,808,244
1,625,000	J.M. Smucker (The) Co.	6.50%	11/15/43	1,768,525
5,350,000	Keurig Dr. Pepper, Inc.	5.15%	05/15/35	5,353,606
2,500,000	Kraft Heinz Foods Co.	5.20%	03/15/32	2,566,409
450,000	Kraft Heinz Foods Co.	6.50%	02/09/40	489,215
2,050,000	Kraft Heinz Foods Co.	5.00%	06/04/42	1,893,256
2,030,000	Lamb Weston Holdings, Inc. (c)	4.38%	01/31/32	1,936,731
4,500,000	Mars, Inc. (c)	5.00%	03/01/32	4,625,870
2,500,000	McCormick & Co., Inc.	4.70%	10/15/34	2,461,622
1,950,000	Molson Coors Beverage Co.	5.00%	05/01/42	1,821,511
2,150,000	Mondelez International, Inc.	4.75%	08/28/34	2,146,390
2,000,000	Performance Food Group, Inc. (c)	6.13%	09/15/32	2,055,896
2,450,000	Post Holdings, Inc. (c)	6.25%	02/15/32	2,521,394
6,000,000	US Foods, Inc. (c)	5.75%	04/15/33	6,093,995
				61,621,993
	Gaming — 0.7%
1,250,000	VICI Properties, L.P.	4.95%	02/15/30	1,263,909
2,250,000	VICI Properties, L.P.	5.13%	05/15/32	2,269,224
1,075,000	VICI Properties, L.P.	5.75%	04/01/34	1,112,175
				4,645,308
	Health Insurance — 2.6%
250,000	Centene Corp.	4.63%	12/15/29	242,681
2,400,000	Centene Corp.	3.00%	10/15/30	2,143,334
1,150,000	Elevance Health, Inc.	4.10%	05/15/32	1,116,884
2,875,000	Elevance Health, Inc.	5.38%	06/15/34	2,967,848
1,900,000	Elevance Health, Inc.	4.63%	05/15/42	1,725,444
1,500,000	Molina Healthcare, Inc. (c)	3.88%	05/15/32	1,353,821
1,998,000	Molina Healthcare, Inc. (c)	6.25%	01/15/33	2,013,195
1,000,000	UnitedHealth Group, Inc.	5.35%	02/15/33	1,044,494
1,364,000	UnitedHealth Group, Inc.	5.30%	06/15/35	1,412,403
750,000	UnitedHealth Group, Inc.	6.88%	02/15/38	872,650
1,125,000	UnitedHealth Group, Inc.	5.50%	07/15/44	1,129,566
				16,022,320
	Healthcare — 10.8%
1,000,000	180 Medical, Inc. (c)	3.88%	10/15/29	967,168
3,000,000	180 Medical, Inc. (c)	5.30%	10/08/35	2,974,692
5,500,000	Alcon Finance Corp. (c)	5.38%	12/06/32	5,748,606
600,000	Becton Dickinson & Co.	5.11%	02/08/34	613,138
2,250,000	Becton Dickinson & Co.	4.69%	12/15/44	2,023,147
1,750,000	Charles River Laboratories International, Inc. (c)	3.75%	03/15/29	1,679,143
1,150,000	Charles River Laboratories International, Inc. (c)	4.00%	03/15/31	1,085,229
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$3,150,000	Cigna Group (The)	5.40%	03/15/33	$3,293,950
1,000,000	Cigna Group (The)	5.25%	01/15/36	1,016,158
3,700,000	Cigna Group (The)	4.80%	08/15/38	3,523,117
2,000,000	Danaher Corp.	4.38%	09/15/45	1,770,486
3,250,000	GE HealthCare Technologies, Inc.	5.91%	11/22/32	3,499,153
4,775,000	HCA, Inc.	5.50%	06/01/33	4,980,938
1,500,000	HCA, Inc.	4.90%	11/15/35	1,482,807
2,400,000	HCA, Inc.	5.13%	06/15/39	2,335,349
1,335,000	IQVIA, Inc.	5.70%	05/15/28	1,376,576
750,000	IQVIA, Inc.	6.25%	02/01/29	790,640
1,050,000	IQVIA, Inc. (c)	6.50%	05/15/30	1,091,331
3,000,000	IQVIA, Inc. (c)	6.25%	06/01/32	3,130,548
1,000,000	Quest Diagnostics, Inc.	6.40%	11/30/33	1,111,792
3,250,000	Quest Diagnostics, Inc.	5.00%	12/15/34	3,284,139
6,750,000	Solventum Corp.	5.60%	03/23/34	7,023,462
2,150,000	Stryker Corp.	4.10%	04/01/43	1,849,311
3,000,000	Thermo Fisher Scientific, Inc.	4.47%	10/07/32	2,999,485
500,000	Universal Health Services, Inc.	4.63%	10/15/29	501,609
1,750,000	Universal Health Services, Inc.	2.65%	10/15/30	1,588,765
4,500,000	Zimmer Biomet Holdings, Inc.	5.20%	09/15/34	4,603,232
				66,343,971
	Home Construction — 0.1%
420,000	PulteGroup, Inc.	6.38%	05/15/33	459,209
	Lodging — 1.6%
3,000,000	Hilton Domestic Operating Co., Inc. (c)	5.88%	03/15/33	3,077,337
1,000,000	Hyatt Hotels Corp.	5.38%	12/15/31	1,024,675
4,250,000	Hyatt Hotels Corp.	5.75%	03/30/32	4,439,690
1,200,000	Marriott International, Inc.	5.10%	04/15/32	1,232,884
				9,774,586
	Media Entertainment — 0.5%
2,750,000	AppLovin Corp.	5.38%	12/01/31	2,839,523
	Midstream — 0.7%
1,962,000	Sunoco, L.P. (c)	5.88%	03/15/34	1,962,944
1,000,000	Venture Global Plaquemines LNG LLC (c)	7.50%	05/01/33	1,100,399
1,000,000	Venture Global Plaquemines LNG LLC (c)	6.75%	01/15/36	1,059,746
				4,123,089
	Other Industrial — 0.9%
2,118,000	AECOM (c)	6.00%	08/01/33	2,175,207
3,500,000	Quanta Services, Inc.	5.25%	08/09/34	3,603,512
				5,778,719
	Packaging — 1.9%
500,000	Ball Corp.	6.00%	06/15/29	512,852
2,500,000	Ball Corp.	3.13%	09/15/31	2,279,968
4,750,000	Berry Global, Inc.	5.65%	01/15/34	4,966,842
2,750,000	Crown Americas LLC	5.25%	04/01/30	2,794,352
1,000,000	Crown Americas LLC (c)	5.88%	06/01/33	1,014,352
				11,568,366
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Paper — 1.4%
$650,000	Graphic Packaging International LLC (c)	3.75%	02/01/30	$611,086
1,650,000	Graphic Packaging International LLC (c)	6.38%	07/15/32	1,673,720
4,700,000	Packaging Corp. of America	5.70%	12/01/33	4,982,165
1,061,000	Packaging Corp. of America	5.20%	08/15/35	1,079,284
				8,346,255
	Pharmaceuticals — 0.4%
2,500,000	Zoetis, Inc.	4.70%	02/01/43	2,320,313
	Property & Casualty Insurance — 5.6%
2,750,000	Aon North America, Inc.	5.45%	03/01/34	2,866,962
2,000,000	Arthur J. Gallagher & Co.	5.50%	03/02/33	2,091,085
2,150,000	Arthur J. Gallagher & Co.	5.45%	07/15/34	2,232,624
1,050,000	Arthur J. Gallagher & Co.	5.75%	03/02/53	1,051,715
1,000,000	Arthur J. Gallagher & Co.	5.55%	02/15/55	972,667
4,750,000	Brown & Brown, Inc.	4.20%	03/17/32	4,599,390
4,250,000	Brown & Brown, Inc.	5.65%	06/11/34	4,403,098
1,900,000	Brown & Brown, Inc.	5.55%	06/23/35	1,956,795
1,000,000	Marsh & McLennan Cos., Inc.	4.75%	03/15/39	971,876
1,000,000	Marsh & McLennan Cos., Inc.	5.35%	11/15/44	997,151
4,603,000	Ryan Specialty LLC (c)	4.38%	02/01/30	4,505,551
3,610,000	Ryan Specialty LLC (c)	5.88%	08/01/32	3,673,468
4,050,000	Willis North America, Inc.	5.35%	05/15/33	4,189,873
				34,512,255
	Retailers — 0.6%
4,000,000	Lowe’s Cos., Inc.	4.50%	10/15/32	3,963,759
	Supermarkets — 0.5%
2,750,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC (c)	6.25%	03/15/33	2,830,699
	Technology — 16.0%
1,000,000	Atlassian Corp.	5.25%	05/15/29	1,029,504
4,450,000	Atlassian Corp.	5.50%	05/15/34	4,578,891
333,000	Autodesk, Inc.	5.30%	06/15/35	341,839
1,250,000	Block, Inc.	6.50%	05/15/32	1,297,805
5,000,000	CoStar Group, Inc. (c)	2.80%	07/15/30	4,577,300
5,444,000	Crowdstrike Holdings, Inc.	3.00%	02/15/29	5,192,598
3,750,000	Dell International LLC / EMC Corp.	5.30%	04/01/32	3,874,224
2,000,000	Dell International LLC / EMC Corp.	4.75%	10/06/32	1,994,879
6,250,000	FactSet Research Systems, Inc.	3.45%	03/01/32	5,785,887
6,083,000	Fair Isaac Corp. (c)	6.00%	05/15/33	6,207,069
1,000,000	Fidelity National Information Services, Inc.	5.10%	07/15/32	1,021,860
2,600,000	Fidelity National Information Services, Inc.	3.10%	03/01/41	1,943,734
55,000	Gartner, Inc. (c)	4.50%	07/01/28	54,560
265,000	Gartner, Inc. (c)	3.63%	06/15/29	254,476
4,750,000	Gartner, Inc. (c)	3.75%	10/01/30	4,495,492
400,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (c)	5.25%	12/01/27	400,731
3,407,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (c)	3.50%	03/01/29	3,247,437
5,750,000	Molex Electronic Technologies LLC (c)	5.25%	04/30/32	5,877,492
3,135,000	MSCI, Inc. (c)	3.88%	02/15/31	3,000,694
3,038,000	MSCI, Inc.	5.25%	09/01/35	3,050,479
3,000,000	MSCI, Inc. (b)	5.15%	03/15/36	2,969,231
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Technology (Continued)
$290,000	Open Text Holdings, Inc. (c)	4.13%	02/15/30	$277,142
333,000	Oracle Corp.	5.25%	02/03/32	339,156
1,500,000	Oracle Corp.	4.80%	09/26/32	1,484,988
750,000	Oracle Corp.	6.25%	11/09/32	803,797
2,550,000	Oracle Corp.	4.90%	02/06/33	2,533,874
1,250,000	Oracle Corp.	4.70%	09/27/34	1,200,978
1,250,000	Oracle Corp.	5.20%	09/26/35	1,231,560
1,050,000	Oracle Corp.	6.50%	04/15/38	1,124,599
500,000	Oracle Corp.	5.88%	09/26/45	481,835
2,000,000	PTC, Inc. (c)	4.00%	02/15/28	1,970,156
6,250,000	Roper Technologies, Inc.	4.90%	10/15/34	6,240,281
4,000,000	Synopsys, Inc.	5.15%	04/01/35	4,064,952
2,750,000	TR Finance LLC	5.50%	08/15/35	2,861,870
1,900,000	TR Finance LLC	5.85%	04/15/40	1,991,359
1,200,000	Verisk Analytics, Inc.	5.75%	04/01/33	1,269,739
1,750,000	Verisk Analytics, Inc.	5.25%	06/05/34	1,801,337
2,500,000	Verisk Analytics, Inc.	5.13%	02/15/36	2,516,380
2,000,000	Verisk Analytics, Inc.	5.50%	06/15/45	1,993,900
2,500,000	Workday, Inc.	3.80%	04/01/32	2,390,168
				97,774,253
	Wireless — 1.0%
1,350,000	Crown Castle, Inc.	3.30%	07/01/30	1,280,281
2,000,000	Crown Castle, Inc.	5.10%	05/01/33	2,026,736
1,000,000	T-Mobile USA, Inc.	5.13%	05/15/32	1,028,286
1,000,000	T-Mobile USA, Inc.	4.63%	01/15/33	992,590
900,000	T-Mobile USA, Inc.	5.20%	01/15/33	927,183
				6,255,076
	Total Corporate Bonds and Notes			511,052,616
	(Cost $503,585,814)
FOREIGN CORPORATE BONDS AND NOTES — 13.8%
	Banking — 4.6%
1,500,000	Bank of Montreal (a)	4.35%	09/22/31	1,495,135
830,000	Barclays PLC (a)	4.94%	09/10/30	844,092
1,000,000	Barclays PLC (a)	5.75%	08/09/33	1,051,804
3,000,000	BNP Paribas S.A. (a) (c)	5.89%	12/05/34	3,194,274
1,500,000	CaixaBank S.A. (a) (c)	4.89%	07/03/31	1,519,539
3,500,000	Canadian Imperial Bank of Commerce	6.09%	10/03/33	3,810,198
2,000,000	Cooperatieve Rabobank UA (a) (c)	4.99%	05/27/31	2,043,152
2,750,000	Credit Agricole S.A. (a) (c)	4.82%	09/25/33	2,734,929
3,000,000	Lloyds Banking Group PLC (a)	5.68%	01/05/35	3,151,231
1,000,000	Santander UK Group Holdings PLC (a)	5.14%	09/22/36	991,456
1,500,000	Toronto-Dominion Bank (The)	4.93%	10/15/35	1,503,808
4,250,000	UBS Group AG (a) (c)	4.19%	04/01/31	4,203,340
1,500,000	UBS Group AG (a) (c)	5.58%	05/09/36	1,565,989
				28,108,947
	Building Materials — 0.4%
2,150,000	Cemex S.A.B. de C.V. (c)	5.45%	11/19/29	2,183,211
	Environmental — 0.2%
1,400,000	Waste Connections, Inc.	5.00%	03/01/34	1,432,485
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Food and Beverage — 0.4%
$1,600,000	Bacardi Ltd. / Bacardi-Martini B.V. (c)	5.40%	06/15/33	$1,615,871
1,000,000	Bacardi-Martini B.V. (c)	5.55%	02/01/30	1,034,136
				2,650,007
	Gaming — 0.5%
1,750,000	Flutter Treasury DAC (c)	6.38%	04/29/29	1,814,274
933,000	Flutter Treasury DAC (c)	5.88%	06/04/31	945,246
				2,759,520
	Healthcare — 1.3%
5,850,000	Icon Investments Six DAC	6.00%	05/08/34	6,140,254
1,900,000	Smith & Nephew PLC	5.40%	03/20/34	1,966,145
				8,106,399
	Leisure — 0.4%
2,000,000	Carnival Corp. (c)	5.88%	06/15/31	2,064,140
620,000	Carnival Corp. (c)	5.75%	08/01/32	637,690
				2,701,830
	Packaging — 0.8%
5,500,000	CCL Industries, Inc. (c)	3.05%	06/01/30	5,173,055
	Paper — 1.0%
5,700,000	Smurfit Kappa Treasury ULC	5.44%	04/03/34	5,904,714
	Property & Casualty Insurance — 0.5%
1,830,000	Aon Corp. / Aon Global Holdings PLC	5.35%	02/28/33	1,906,851
1,000,000	Aon Global Ltd.	4.75%	05/15/45	905,050
				2,811,901
	Restaurants — 0.5%
3,505,000	1011778 BC ULC / New Red Finance, Inc. (c)	4.00%	10/15/30	3,318,949
	Retailers — 1.5%
750,000	Alimentation Couche-Tard, Inc. (c)	5.27%	02/12/34	769,017
2,750,000	Alimentation Couche-Tard, Inc. (c)	5.08%	09/29/35	2,760,073
1,000,000	Gildan Activewear, Inc. (c)	4.70%	10/07/30	995,918
4,500,000	Gildan Activewear, Inc. (c)	5.40%	10/07/35	4,484,150
				9,009,158
	Technology — 1.7%
7,000,000	Constellation Software, Inc. (c)	5.46%	02/16/34	7,104,013
1,000,000	Elastic N.V. (c)	4.13%	07/15/29	964,947
600,000	Open Text Corp. (c)	6.90%	12/01/27	625,352
1,530,000	Open Text Corp. (c)	3.88%	02/15/28	1,491,993
				10,186,305
	Total Foreign Corporate Bonds and Notes			84,346,481
	(Cost $82,891,498)

Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER — 2.8%
	Brokerage/Asset Managers/Exchanges — 0.8%
5,085,000	Intercontinental Exchange, Inc.	4.06%	11/03/25	5,083,870
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER (Continued)
	Midstream — 2.0%
$6,000,000	Energy Transfer, L.P.	4.09%	11/03/25	$5,998,657
6,000,000	Enterprise Products Operating LLC	4.01%	11/03/25	5,998,683
				11,997,340
	Total Commercial Paper			17,081,210
	(Cost $17,081,210)

	Total Investments — 100.0%			612,480,307
	(Cost $603,558,522)
	Net Other Assets and Liabilities — 0.0%			78,482
	Net Assets — 100.0%			$612,558,789

(a)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2025. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)
When-issued security. The interest rate shown reflects the rate in effect at October 31, 2025. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $206,336,652 or 33.7% of net assets.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$511,052,616	$—	$511,052,616	$—
Foreign Corporate Bonds and Notes*	84,346,481	—	84,346,481	—
Commercial Paper*	17,081,210	—	17,081,210	—
Total Investments	$612,480,307	$—	$612,480,307	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$612,480,307
Cash	81,132
Receivables:
Interest	7,308,475
Investment securities sold	5,845,642
Total Assets	625,715,556

LIABILITIES:
Payables:
Investment securities purchased	12,823,179
Investment advisory fees	333,515
Other liabilities	73
Total Liabilities	13,156,767
NET ASSETS	$612,558,789

NET ASSETS consist of:
Paid-in capital	$601,611,691
Par value	289,000
Accumulated distributable earnings (loss)	10,658,098
NET ASSETS	$612,558,789
NET ASSET VALUE, per share	$21.20
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	28,900,002
Investments, at cost	$603,558,522
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$25,002,921
Total investment income	25,002,921

EXPENSES:
Investment advisory fees	3,112,466
Other expenses	35,063
Total expenses	3,147,529
NET INVESTMENT INCOME (LOSS)	21,855,392

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,911,398
Net change in unrealized appreciation (depreciation) on investments	9,655,315
NET REALIZED AND UNREALIZED GAIN (LOSS)	11,566,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,422,105
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$21,855,392	$6,827,869
Net realized gain (loss)	1,911,398	(32,786)
Net change in unrealized appreciation (depreciation)	9,655,315	(225,978)
Net increase (decrease) in net assets resulting from operations	33,422,105	6,569,105

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(21,996,752)	(6,837,252)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	238,914,950	367,612,726
Cost of shares redeemed	(14,647,025)	—
Net increase (decrease) in net assets resulting from shareholder transactions	224,267,925	367,612,726
Total increase (decrease) in net assets	235,693,278	367,344,579

NET ASSETS:
Beginning of period	376,865,511	9,520,932
End of period	$612,558,789	$376,865,511

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	18,200,002	500,002
Shares sold	11,400,000	17,700,000
Shares redeemed	(700,000)	—
Shares outstanding, end of period	28,900,002	18,200,002
See Notes to Financial Statements

First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
Financial Highlights
For a share outstanding throughout each period

	Year Ended		Period Ended 10/31/2023 (a)
	10/31/2025	10/31/2024
Net asset value, beginning of period	$20.71	$19.04	$20.00
Income from investment operations:
Net investment income (loss) (b)	0.95	0.94	0.23
Net realized and unrealized gain (loss)	0.49	1.67 (c)	(1.01)
Total from investment operations	1.44	2.61	(0.78)
Distributions paid to shareholders from:
Net investment income	(0.94)	(0.94)	(0.18)
Net realized gain	(0.01)	—	—
Total distributions	(0.95)	(0.94)	(0.18)
Net asset value, end of period	$21.20	$20.71	$19.04
Total return (d)	7.11%	13.82%	(3.91)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$612,559	$376,866	$9,521
Ratio of total expenses to average net assets	0.66% (e)	0.65%	0.65% (f)
Ratio of net investment income (loss) to average net assets	4.56%	4.60%	4.78% (f)
Portfolio turnover rate (g)	31%	6%	7%

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
(f)	Annualized.
(g)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FIIG” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to deliver current income and long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may have fixed or floating interest rates. The corporate debt securities in which the Fund may invest also include senior loans and covenant-lite loans, substantially all of which are expected to be covenant-lite loans.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund held $7,923,315 of when-issued or delayed-delivery securities. At October 31, 2025, the Fund had no forward purchase commitments.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$21,964,010	$6,837,252
Capital gains	32,742	—
Return of capital	—	—
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025
Accumulated capital and other gain (loss)	1,745,609
Net unrealized appreciation (depreciation)	8,912,489
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had no capital loss carryforwards available for federal income tax purposes.
During the taxable year ended October 31, 2025, the Fund utilized $39,698 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, there were no tax adjustments made to accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$603,567,818	$10,211,919	$(1,299,430)	$8,912,489
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
F. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025
The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%
Fund net assets greater than $15 billion	0.55250%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $362,778,258 and $141,897,612, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025
with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.49%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Investment Grade Fixed Income Team and Leveraged Finance Investment Team are responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Investment Grade Fixed Income Team and the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Teams. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Investment Grade Fixed Income Team and Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.

Other Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025 (Unaudited)
Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Intermediate Duration Investment Grade Corporate ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $694,750. This figure is comprised of $75,813 paid (or to be paid) in fixed compensation and $618,937 paid (or to be paid)

Other Information (Continued)
First Trust Intermediate Duration Investment Grade Corporate ETF (FIIG)
October 31, 2025 (Unaudited)
in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $46,968 paid (or to be paid) to senior management of First Trust Advisors L.P. and $647,782 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2025

First Trust Exchange-Traded Fund IV

First Trust Intermediate Government Opportunities ETF (MGOV)

First Trust Intermediate Government Opportunities ETF (MGOV)
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Intermediate Government Opportunities ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 92.6%
	Collateralized Mortgage Obligations — 46.0%
	Federal Home Loan Mortgage Corporation
$1,127,766	Series 2013-4213, Class GZ	3.50%	06/15/43	$1,076,431
1,252,525	Series 2014-4316, Class BZ	3.00%	03/15/44	1,165,516
1,250,000	Series 2017-4741, Class GY	3.00%	12/15/47	1,096,563
918,950	Series 2018-4798, Class GZ	4.00%	06/15/48	880,958
350,000	Series 2020-4959, Class LB	3.00%	03/25/40	319,946
853,153	Series 2022-5256, Class FC, 30 Day Average SOFR + 0.75% (a)	4.93%	09/25/52	846,323
975,553	Series 2024-413, Class PO, PO, STRIPS	(b)	05/25/54	847,038
1,046,553	Series 2024-5435, Class BS, (30 Day Average SOFR) ×-2.00+ 11.93% (c)	3.56%	07/25/54	992,554
945,369	Series 2025-5502, Class FC, 30 Day Average SOFR + 2.00%, 6.00% Cap (a)	6.00%	02/25/55	957,141
	Federal Home Loan Mortgage Corporation Seasoned Loans Structured Transaction Trust
931,492	Series 2024-2, Class VF, 30 Day Average SOFR + 1.25% (a) (d)	5.43%	10/25/34	937,778
1,250,000	Series 2025-1, Class A2	3.00%	05/25/35	1,085,852
1,350,355	Series 2025-1, Class YF, 30 Day Average SOFR + 1.10% (a) (d)	5.28%	05/25/35	1,355,560
	Federal National Mortgage Association
2,231,203	Series 2012-118, Class VZ	3.00%	11/25/42	2,063,753
1,449,721	Series 2012-134, Class ZC	2.50%	12/25/42	1,153,166
1,881,726	Series 2014-60, Class EZ	3.00%	10/25/44	1,730,741
445,764	Series 2015-89, Class CZ	4.00%	08/25/45	420,196
1,350,000	Series 2016-94, Class MB	2.50%	12/25/46	1,093,429
1,500,000	Series 2024-6, Class AL	2.00%	03/25/44	1,176,934
1,137,851	Series 2024-26, Class PO, PO	(b)	05/25/54	905,620
2,566,069	Series 2025-49, Class FA, 30 Day Average SOFR + 0.80% (a)	4.98%	06/25/55	2,554,652
	Government National Mortgage Association
1,422,482	Series 2015-123, Class ZA	3.50%	09/20/45	1,338,415
600,000	Series 2022-139, Class AL	4.00%	07/20/51	550,742
1,745,000	Series 2022-191, Class BY	4.00%	08/20/41	1,666,423
1,200,000	Series 2023-81, Class YD	4.00%	06/20/53	1,089,568
1,487,076	Series 2025-4, Class FY, 30 Day Average SOFR + 1.60% (a)	5.78%	01/20/55	1,497,247
				28,802,546
	Commercial Mortgage-Backed Securities — 7.7%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,213,251	Series 2016-K152, Class A1	2.83%	05/25/30	1,177,456
2,000,000	Series 2016-KW01, Class X3, IO (e)	4.16%	03/25/29	15,581
117,519	Series 2018-KSW4, Class A, 30 Day Average SOFR + CSA + 0.43% (a)	4.85%	10/25/28	117,426
6,228,611	Series 2019-K1512, Class X1, IO (e)	0.90%	04/25/34	320,615
3,049,582	Series 2020-K110, Class X1, IO (e)	1.64%	04/25/30	179,805
7,700,000	Series 2020-K740, Class XAM, IO (e)	1.11%	10/25/27	147,644
13,163,121	Series 2020-KG04, Class X1, IO (e)	0.84%	11/25/30	449,856
880,607	Series 2021-K125, Class A1	1.10%	08/25/30	817,889
8,000,000	Series 2021-K129, Class XAM, IO (e)	1.21%	05/25/31	466,294
3,402	Series 2021-K130, Class X1, IO (e)	1.03%	06/25/31	162
22,238,191	Series 2021-KG05, Class X1, IO (e)	0.31%	01/25/31	299,793
5,180,000	Series 2024-K165, Class XAM, IO (e)	0.91%	09/25/34	359,669
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates (Continued)
$7,058,000	Series 2024-K757, Class XAM, IO (e)	0.99%	08/25/31	$344,156
4,119,409	Series 2025-K546, Class X1, IO (e)	0.90%	05/25/30	148,672
				4,845,018
	Pass-Through Securities — 38.9%
	Federal Home Loan Mortgage Corporation
387,939	Pool SD4005	4.00%	12/01/49	377,722
2,230,861	Pool SL1523	3.50%	07/01/50	2,082,178
123,941	Pool U90690	3.50%	06/01/42	117,530
394,549	Pool ZL8982	3.50%	01/01/45	374,876
401,317	Pool ZS9446	3.50%	08/01/45	381,502
942,467	Pool ZS9776	3.50%	08/01/46	890,795
1,765,480	Pool ZT2264	4.00%	03/01/44	1,726,982
	Federal National Mortgage Association
601,909	Pool 310208	3.00%	03/01/48	536,599
435,577	Pool 310211	3.50%	07/01/48	406,077
1,516,485	Pool AL9394	3.00%	11/01/46	1,369,657
1,328,012	Pool AS7738	3.00%	08/01/46	1,207,058
925,434	Pool AS7749	3.50%	08/01/46	870,174
1,154,552	Pool BF0207	4.50%	04/01/47	1,150,757
1,416,384	Pool BM4963	3.00%	05/01/48	1,286,425
369,298	Pool BM6732	4.00%	11/01/48	361,083
422,135	Pool BM7079	4.00%	10/01/48	406,413
423,079	Pool BM7129	3.00%	01/01/47	392,400
2,636,122	Pool BM7521	3.50%	10/01/48	2,474,422
1,363,672	Pool FA1348	4.50%	09/01/52	1,368,986
413,565	Pool FS0704	4.00%	03/01/47	400,506
286,704	Pool FS4157	4.00%	05/01/49	277,224
396,075	Pool MA4271	1.50%	02/01/51	299,133
3,663,968	Pool MA4319	2.00%	04/01/51	2,908,987
630,000	Pool TBA (f)	2.50%	11/15/55	534,983
797,000	Pool TBA (f)	5.00%	11/15/55	793,112
659,000	Pool TBA (f)	5.50%	11/15/55	665,888
210,000	Pool TBA (f)	2.50%	12/15/55	178,328
266,000	Pool TBA (f)	5.00%	12/15/55	264,484
220,000	Pool TBA (f)	5.50%	12/15/55	222,128
				24,326,409
	Total U.S. Government Agency Mortgage-Backed Securities			57,973,973
	(Cost $57,814,378)
U.S. GOVERNMENT BONDS AND NOTES — 7.9%
300,000	U.S. Treasury Bond	3.00%	08/15/48	228,023
330,000	U.S. Treasury Bond	3.00%	02/15/49	249,717
120,000	U.S. Treasury Bond	4.75%	08/15/55	121,650
192,000	U.S. Treasury Bond, STRIPS	(b)	11/15/33	138,533
43,000	U.S. Treasury Bond, STRIPS	(b)	05/15/34	30,270
793,000	U.S. Treasury Bond, STRIPS	(b)	08/15/34	551,330
1,087,000	U.S. Treasury Bond, STRIPS	(b)	11/15/34	746,094
395,000	U.S. Treasury Bond, STRIPS	(b)	02/15/35	267,808
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (Continued)
$1,650,000	U.S. Treasury Bond, STRIPS	(b)	05/15/35	$1,104,463
57,000	U.S. Treasury Bond, STRIPS	(b)	08/15/35	37,672
114,000	U.S. Treasury Bond, STRIPS	(b)	11/15/35	74,377
43,000	U.S. Treasury Bond, STRIPS	(b)	05/15/38	24,587
780,000	U.S. Treasury Note	4.25%	05/15/35	790,603
570,000	U.S. Treasury Note	4.25%	08/15/35	577,169
	Total U.S. Government Bonds and Notes			4,942,296
	(Cost $4,890,192)

Shares	Description	Value
MONEY MARKET FUNDS — 3.6%
2,260,114	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (g)	2,260,114
	(Cost $2,260,114)
	Total Investments — 104.1%	65,176,383
	(Cost $64,964,684)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.0%
	Call Options Purchased — 0.0%
2	U.S. Treasury Long Bond Futures Call	$234,625	$124.00	11/21/25	94
	(Cost $130)
	Put Options Purchased — 0.0%
2	U.S. Treasury Long Bond Futures Put	234,625	112.00	11/21/25	94
	(Cost $1,214)
	Total Purchased Options				188
	(Cost $1,344)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT — (1.0)%
	Pass-Through Securities — (1.0)%
	Federal National Mortgage Association
$(18,000)	Pool TBA (f)	3.00%	12/15/55	(15,950)
(50,000)	Pool TBA (f)	3.50%	12/15/55	(46,066)
(463,000)	Pool TBA (f)	4.50%	12/15/55	(451,087)
(109,000)	Pool TBA (f)	6.00%	12/15/55	(111,446)
(50,000)	Pool TBA (f)	3.50%	01/15/56	(46,077)
	Total Investments Sold Short — (1.0)%			(670,626)
	(Proceeds $670,936)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(6)	3 Month SOFR Futures Call	$(1,452,075)	$97.50	12/10/27	(3,187)
(1)	U.S. 2-Year Treasury Futures Call	(208,242)	104.25	11/21/25	(156)
(2)	U.S. 5-Year Treasury Futures Call	(218,422)	109.00	11/21/25	(828)
(2)	U.S. 5-Year Treasury Futures Call	(218,531)	111.50	02/20/26	(359)
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(1)	U.S. 5-Year Treasury Futures Call	$(109,266)	$112.00	02/20/26	$(133)
(1)	U.S. 10-Year Treasury Futures Call	(112,672)	112.00	11/21/25	(875)
(1)	U.S. 10-Year Treasury Futures Call	(112,672)	115.00	11/21/25	(31)
(1)	U.S. 10-Year Treasury Futures Call	(112,672)	116.00	11/21/25	(16)
(11)	U.S. 10-Year Treasury Futures Call	(1,238,703)	115.00	02/20/26	(4,641)
(3)	U.S. 10-Year Treasury Futures Call	(337,828)	116.00	02/20/26	(844)
(2)	U.S. Treasury Long Bond Futures Call	(234,625)	116.00	11/21/25	(3,469)
(6)	U.S. Treasury Long Bond Futures Call	(703,875)	118.00	11/21/25	(3,750)
(11)	U.S. Treasury Long Bond Futures Call	(1,290,438)	120.00	11/21/25	(2,062)
(1)	U.S. Treasury Long Bond Futures Call	(117,313)	121.00	11/21/25	(109)
(6)	U.S. Treasury Long Bond Futures Call	(703,875)	122.00	11/21/25	(469)
(1)	U.S. Treasury Long Bond Futures Call	(117,313)	125.00	11/21/25	(31)
(1)	U.S. Treasury Long Bond Futures Call	(117,313)	128.00	11/21/25	(0)
(1)	U.S. Treasury Long Bond Futures Call	(117,031)	122.00	02/20/26	(813)
(2)	U.S. Treasury Long Bond Futures Call	(234,063)	123.00	02/20/26	(1,312)
(4)	U.S. Treasury Long Bond Futures Call	(468,125)	124.00	02/20/26	(2,062)
(1)	U.S. Treasury Long Bond Futures Call	(117,031)	126.00	02/20/26	(344)
(1)	U.S. Treasury Long Bond Futures Call	(116,719)	128.00	05/22/26	(609)
(2)	Ultra U.S. 10-Year Treasury Futures Call	(230,969)	115.00	11/21/25	(1,719)
(1)	Ultra U.S. 10-Year Treasury Futures Call	(115,484)	118.00	11/21/25	(63)
(2)	Ultra U.S. Treasury Long Bond Futures Call	(242,563)	119.00	11/21/25	(5,375)
(2)	Ultra U.S. Treasury Long Bond Futures Call	(242,563)	124.00	11/21/25	(688)
(1)	Ultra U.S. Treasury Long Bond Futures Call	(121,281)	125.00	11/21/25	(203)
	Total Call Options Written				(34,148)
	(Premiums received $64,144)
	Put Options Written — (0.0)%
(6)	3 Month SOFR Futures Put	(1,452,075)	95.50	12/10/27	(1,838)
(18)	U.S. 2-Year Treasury Futures Put	(3,748,359)	103.00	11/21/25	(0)
(1)	U.S. 2-Year Treasury Futures Put	(208,242)	103.25	11/21/25	(0)
(3)	U.S. 2-Year Treasury Futures Put	(624,727)	103.88	11/21/25	(234)
(1)	U.S. 2-Year Treasury Futures Put	(208,555)	103.75	02/20/26	(234)
(3)	U.S. 5-Year Treasury Futures Put	(327,633)	106.00	11/21/25	(0)
(4)	U.S. 5-Year Treasury Futures Put	(436,844)	106.50	11/21/25	(0)
(2)	U.S. 5-Year Treasury Futures Put	(218,563)	108.00	05/22/26	(1,094)
(2)	U.S. 10-Year Treasury Futures Put	(225,344)	107.00	11/21/25	(0)
(1)	U.S. 10-Year Treasury Futures Put	(112,672)	107.50	11/21/25	(0)
(2)	U.S. 10-Year Treasury Futures Put	(225,344)	108.00	11/21/25	(0)
(3)	U.S. 10-Year Treasury Futures Put	(337,828)	110.00	02/20/26	(1,031)
(2)	U.S. 10-Year Treasury Futures Put	(225,219)	111.00	02/20/26	(1,156)
(2)	U.S. Treasury Long Bond Futures Put	(234,625)	99.00	11/21/25	(0)
(1)	U.S. Treasury Long Bond Futures Put	(117,313)	103.00	11/21/25	(0)
(4)	U.S. Treasury Long Bond Futures Put	(468,125)	108.00	02/20/26	(1,188)
(1)	U.S. Treasury Long Bond Futures Put	(117,031)	111.00	02/20/26	(594)
(3)	U.S. Treasury Long Bond Futures Put	(351,094)	112.00	02/20/26	(2,297)
(1)	U.S. Treasury Long Bond Futures Put	(117,031)	114.00	02/20/26	(1,234)
(7)	U.S. Treasury Long Bond Futures Put	(819,219)	116.00	02/20/26	(13,563)
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Put Options Written (Continued)
(1)	U.S. Treasury Long Bond Futures Put	$(116,719)	$114.00	05/22/26	$(2,281)
(2)	Ultra U.S. Treasury Long Bond Futures Put	(242,563)	110.00	11/21/25	(94)
	Total Put Options Written				(26,838)
	(Premiums received $59,922)
	Total Written Options				(60,986)
	(Premiums received $124,066)
	Net Other Assets and Liabilities — (3.0)%				(1,847,506)
	Net Assets — 100.0%				$62,597,453
Futures Contracts at October 31, 2025 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Long	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. 2-Year Treasury Notes	46	Dec-2025	$9,579,141	$(2,875)
U.S. 5-Year Treasury Notes	29	Dec-2025	3,167,117	(2,350)
U.S. 10-Year Treasury Notes	23	Dec-2025	2,591,453	(403)
U.S. Treasury Long Bond Futures	46	Dec-2025	5,396,375	142,638
Ultra U.S. Treasury Bond Futures	24	Dec-2025	2,910,750	26,185
			$23,644,836	$163,195

Futures Contracts Short
Ultra U.S. 10-Year Treasury Notes	126	Dec-2025	$(14,551,031)	$(123,393)
		Total	$9,093,805	$39,802

(a)	Floating or variable rate security.
(b)	Zero coupon security.
(c)	Inverse floating rate security.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $2,293,338 or 3.7% of net assets.

(e)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(f)	All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(g)	Rate shown reflects yield as of October 31, 2025.

Abbreviations throughout the Portfolio of Investments:
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based
PO	– Principal-Only Security
SOFR	– Secured Overnight Financing Rate
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities	$57,973,973	$—	$57,973,973	$—
U.S. Government Bonds and Notes	4,942,296	—	4,942,296	—
Money Market Funds	2,260,114	2,260,114	—	—
Total Investments	65,176,383	2,260,114	62,916,269	—
Purchased Options	188	188	—	—
Futures Contracts*	168,823	168,823	—	—
Total	$65,345,394	$2,429,125	$62,916,269	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage-Backed Securities Sold Short	$(670,626)	$—	$(670,626)	$—
Written Options	(60,986)	(60,986)	—	—
Futures Contracts*	(129,021)	(129,021)	—	—
Total	$(860,633)	$(190,007)	$(670,626)	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$65,176,383
Options contracts purchased, at value	188
Cash segregated as collateral	1,495
Receivables:
Investment securities sold	3,738,190
Interest	186,700
Dividends	4,747
Total Assets	69,107,703

LIABILITIES:
Investments sold short, at value	670,626
Options contracts written, at value	60,986
Payables:
Investment securities purchased	5,725,395
Investment advisory fees	35,452
Variation margin	17,781
Other liabilities	10
Total Liabilities	6,510,250
NET ASSETS	$62,597,453

NET ASSETS consist of:
Paid-in capital	$61,216,415
Par value	30,500
Accumulated distributable earnings (loss)	1,350,538
NET ASSETS	$62,597,453
NET ASSET VALUE, per share	$20.52
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,050,002
Investments, at cost	$64,964,684
Premiums paid on options contracts purchased	$1,344
Investments sold short, proceeds	$670,936
Premiums received on options contracts written	$124,066
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$3,820,028
Dividends	79,214
Total investment income	3,899,242

EXPENSES:
Investment advisory fees	419,224
Other expenses	4,886
Total expenses	424,110
NET INVESTMENT INCOME (LOSS)	3,475,132

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	180,877
Investments sold short	2,718
Purchased options contracts	(19,271)
Written options contracts	652,073
Futures contracts	(778,422)
Net realized gain (loss)	37,975
Net change in unrealized appreciation (depreciation) on:
Investments	990,545
Investments sold short	(5,857)
Purchased options contracts	(1,156)
Written options contracts	164,127
Futures contracts	72,121
Net change in unrealized appreciation (depreciation)	1,219,780
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,257,755
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,732,887
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$3,475,132	$1,756,047
Net realized gain (loss)	37,975	342,901
Net increase from payment by the advisor	—	71
Net change in unrealized appreciation (depreciation)	1,219,780	(438,006)
Net increase (decrease) in net assets resulting from operations	4,732,887	1,661,013

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,794,764)	(1,432,379)
Return of capital	(477,488)	(237,123)
Total distributions to shareholders	(3,272,252)	(1,669,502)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	26,285,939	52,280,131
Cost of shares redeemed	(25,445,262)	(6,168,952)
Net increase (decrease) in net assets resulting from shareholder transactions	840,677	46,111,179
Total increase (decrease) in net assets	2,301,312	46,102,690

NET ASSETS:
Beginning of period	60,296,141	14,193,451
End of period	$62,597,453	$60,296,141

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,000,002	750,002
Shares sold	1,300,000	2,550,000
Shares redeemed	(1,250,000)	(300,000)
Shares outstanding, end of period	3,050,002	3,000,002
See Notes to Financial Statements

First Trust Intermediate Government Opportunities ETF (MGOV)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,		Period Ended 10/31/2023 (a)
	2025	2024
Net asset value, beginning of period	$20.10	$18.92	$20.00
Income from investment operations:
Net investment income (loss) (b)	1.08	1.10	0.22
Net realized and unrealized gain (loss)	0.36	1.06 (c) (d)	(1.15)
Total from investment operations	1.44	2.16	(0.93)
Distributions paid to shareholders from:
Net investment income	(0.82)	(0.84)	(0.15)
Net realized gain	(0.05)	—	—
Return of capital	(0.15)	(0.14)	—
Total distributions	(1.02)	(0.98)	(0.15)
Net asset value, end of period	$20.52	$20.10	$18.92
Total return (e)	7.36%	11.51% (d)	(4.66)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$62,597	$60,296	$14,193
Ratio of total expenses to average net assets (f)	0.66% (g)	0.65%	0.65% (h)
Ratio of net investment income (loss) to average net assets (f)	5.39%	5.48%	4.63% (h)
Portfolio turnover rate (i)	230%	344%	143% (j)

(a)	Inception date is August 2, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)	The Fund received a payment from the advisor in the amount of $71, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(e)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)
Ratio of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(g)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
(h)	Annualized.
(i)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(j)	The portfolio turnover rate not including mortgage dollar rolls was 121% for the period ended October 31, 2023.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Intermediate Government Opportunities ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MGOV” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to maximize long-term total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt securities issued or guaranteed by the U.S. government (including U.S. Treasury bonds, notes and bills), its agencies or government-sponsored entities (“Government Securities”). The Fund’s investments in Government Securities include publicly-issued U.S. Treasury securities and mortgage-related securities such as pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. The Fund may also invest in exchange-traded funds that principally invest in Government Securities as well as futures contracts, options and swap agreements that utilize Government Securities as their reference asset. The Fund may purchase mortgage-related securities in “to-be-announced” (“TBA”) transactions, including mortgage dollar rolls. The Fund may invest in fixed or floating rate securities.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
ETFs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Options contracts traded in the over-the-counter market may be valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund had no when-issued or delayed-delivery securities. At October 31, 2025, the Fund held $2,371,583 of forward purchase commitments and $670,626 of forward purchase commitments sold short.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
C. Short Sales
Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund’s portfolio. When a Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against or gain exposure to changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts and exchange-listed options on secured overnight financing rate futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options contracts written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options contracts purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
F. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
G. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
H. Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$2,703,213	$1,432,379
Capital gains	91,551	—
Return of capital	477,488	237,123
As of October 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	1,350,538
K. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had no non-expiring capital loss carryforwards available for federal income tax purposes.
During the taxable year ended October 31, 2025, the Fund utilized $83,862 of capital loss carryforwards.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(35,837)	$35,837	$—
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$63,134,223	$2,692,222	$(1,341,684)	$1,350,538
L. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
M. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion up to and including $15 billion	0.58500%
Fund net assets greater than $15 billion	0.55250%
During the year ended October 31, 2024, the Fund received a payment from the Advisor in the amount of $71 in connection with a trade error.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2025, were $113,762,777 and $0, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2025 were $112,899,538 and $115,905, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $37,995,494 and $42,921,851, respectively.
For the fiscal year ended October 31, 2025, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$188	Options contracts written, at value	$60,986
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	168,823	Unrealized depreciation on futures contracts*	129,021

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(19,271)
Written options contracts	652,073
Futures contracts	(778,422)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(1,156)
Written options contracts	164,127
Futures contracts	72,121
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type, was $28,163,458.
During the fiscal year ended October 31, 2025, the premiums for purchased options contracts opened were $22,985 and the premiums for purchased options contracts closed, exercised and expired were $21,641.
During the fiscal year ended October 31, 2025, the premiums for written options contracts opened were $887,920 and the premiums for written options contracts closed, exercised and expired were $1,094,404.
The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized

Notes to Financial Statements (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2027.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting of the Board of Trustees held on December 8, 2025, First Trust Advisors L.P. agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in an annual unitary management fee after the waiver of 0.49%. The fee waiver is effective as of January 1, 2026, and applies to the unitary management fee only, and not to any other Fund expenses such as acquired fund fees and expenses or extraordinary expenses. During any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Intermediate Government Opportunities ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 2, 2023 (commencement of investment operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Intermediate Government Opportunities ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Government & Securitized Products Group is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Government & Securitized Products Group and noted the Board’s prior meetings with members of the Group. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Government & Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based

Other Information (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025 (Unaudited)
on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Intermediate Government Opportunities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2024, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $16,184. This figure is comprised of $652 paid (or to be paid) in fixed compensation and $15,532 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $8,484

Other Information (Continued)
First Trust Intermediate Government Opportunities ETF (MGOV)
October 31, 2025 (Unaudited)
paid (or to be paid) to senior management of First Trust Advisors L.P. and $7,700 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Annual Financial Statements and Other Information
For the Period Ended October 31, 2025

First Trust Exchange-Traded Fund IV

FT Vest 20+ Year Treasury & Target Income ETF (LTTI)
FT Vest High Yield & Target Income ETF (HYTI)
FT Vest Investment Grade & Target Income ETF (LQTI)

First Trust Exchange-Traded Fund IV
Annual Financial Statements and Other Information
October 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

FT Vest 20+ Year Treasury & Target Income ETF (LTTI)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 1.0%
$56,000	U.S. Treasury Bill	(a)	11/25/25	$55,867
57,600	U.S. Treasury Bill	(a)	12/30/25	57,249
57,600	U.S. Treasury Bill	(a)	01/27/26	57,091
	Total U.S. Treasury Bills			170,207
	(Cost $170,213)

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
170,425	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	170,425
	(Cost $170,425)
	Total Investments — 2.1%	340,632
	(Cost $340,638)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 97.2%
	Call Options Purchased — 97.2%
1,745	iShares 20+ Year Treasury Bond ETF	$15,755,605	$0.90	01/30/26	15,425,800
	(Cost $15,428,494)
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(302)	iShares 20+ Year Treasury Bond ETF	(2,726,758)	89.98	11/07/25	(14,798)
	(Premiums received $14,332)
	Net Other Assets and Liabilities — 0.8%				121,404
	Net Assets — 100.0%				$15,873,038

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$170,207	$—	$170,207	$—
Money Market Funds	170,425	170,425	—	—
Total Investments	340,632	170,425	170,207	—
Purchased Options	15,425,800	—	15,425,800	—
Total	$15,766,432	$170,425	$15,596,007	$—

See Notes to Financial Statements

FT Vest 20+ Year Treasury & Target Income ETF (LTTI)
Portfolio of Investments (Continued)
October 31, 2025
LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(14,798)	$—	$(14,798)	$—
See Notes to Financial Statements

FT Vest High Yield & Target Income ETF (HYTI)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 1.9%
$241,800	U.S. Treasury Bill	(a)	11/25/25	$241,228
241,800	U.S. Treasury Bill	(a)	12/30/25	240,327
241,800	U.S. Treasury Bill	(a)	01/27/26	239,661
	Total U.S. Treasury Bills			721,216
	(Cost $721,240)

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
437,253	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	437,253
	(Cost $437,253)
	Total Investments — 3.0%	1,158,469
	(Cost $1,158,493)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 96.3%
	Call Options Purchased — 96.3%
4,746	iShares iBoxx $ High Yield Corporate Bond ETF	$38,347,680	$0.81	01/30/26	37,241,862
	(Cost $37,249,188)
WRITTEN OPTIONS — (0.0)%
	Call Options Written — (0.0)%
(959)	iShares iBoxx $ High Yield Corporate Bond ETF	(7,748,720)	80.42	11/07/25	(23,016)
	(Premiums received $21,535)
	Net Other Assets and Liabilities — 0.7%				289,192
	Net Assets — 100.0%				$38,666,507

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$721,216	$—	$721,216	$—
Money Market Funds	437,253	437,253	—	—
Total Investments	1,158,469	437,253	721,216	—
Purchased Options	37,241,862	—	37,241,862	—
Total	$38,400,331	$437,253	$37,963,078	$—

See Notes to Financial Statements

FT Vest High Yield & Target Income ETF (HYTI)
Portfolio of Investments (Continued)
October 31, 2025
LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(23,016)	$—	$(23,016)	$—
See Notes to Financial Statements

FT Vest Investment Grade & Target Income ETF (LQTI)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 1.4%
$737,900	U.S. Treasury Bill	(a)	11/25/25	$736,153
737,900	U.S. Treasury Bill	(a)	12/30/25	733,406
737,900	U.S. Treasury Bill	(a)	01/27/26	731,374
	Total U.S. Treasury Bills			2,200,933
	(Cost $2,201,007)

Shares	Description	Value
MONEY MARKET FUNDS — 1.1%
1,784,562	Dreyfus Government Cash Management Fund, Institutional Shares - 4.00% (b)	1,784,562
	(Cost $1,784,562)
	Total Investments — 2.5%	3,985,495
	(Cost $3,985,569)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 96.9%
	Call Options Purchased — 96.9%
14,186	iShares iBoxx $ Investment Grade Corporate Bond ETF	$157,790,878	$1.11	01/30/26	153,974,844
	(Cost $153,996,743)
WRITTEN OPTIONS — (0.1)%
	Call Options Written — (0.1)%
(3,171)	iShares iBoxx $ Investment Grade Corporate Bond ETF	35,271,033	110.83	11/07/25	(110,985)
	(Premiums received $106,090)
	Net Other Assets and Liabilities — 0.7%				1,100,300
	Net Assets — 100.0%				$158,949,654

(a)	Zero coupon security.
(b)	Rate shown reflects yield as of October 31, 2025.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$2,200,933	$—	$2,200,933	$—
Money Market Funds	1,784,562	1,784,562	—	—
Total Investments	3,985,495	1,784,562	2,200,933	—
Purchased Options	153,974,844	—	153,974,844	—
Total	$157,960,339	$1,784,562	$156,175,777	$—

See Notes to Financial Statements

FT Vest Investment Grade & Target Income ETF (LQTI)
Portfolio of Investments (Continued)
October 31, 2025
LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(110,985)	$—	$(110,985)	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Assets and Liabilities
October 31, 2025

	FT Vest 20+ Year Treasury & Target Income ETF (LTTI)	FT Vest High Yield & Target Income ETF (HYTI)	FT Vest Investment Grade & Target Income ETF (LQTI)
ASSETS:
Investments, at value	$340,632	$1,158,469	$3,985,495
Options contracts purchased, at value	15,425,800	37,241,862	153,974,844
Due from broker	203	203	204
Receivables:
Investment securities sold	14,734,510	38,277,536	154,335,131
Capital shares sold	992,229	—	3,037,667
Dividends	476	1,609	6,351
Total Assets	31,493,850	76,679,679	315,339,692

LIABILITIES:
Options contracts written, at value	14,798	23,016	110,985
Payables:
Investment securities purchased	15,598,707	37,970,429	156,197,749
Investment advisory fees	7,305	19,724	81,297
Other liabilities	2	3	7
Total Liabilities	15,620,812	38,013,172	156,390,038
NET ASSETS	$15,873,038	$38,666,507	$158,949,654

NET ASSETS consist of:
Paid-in capital	$15,868,204	$38,655,838	$158,302,162
Par value	8,000	19,500	78,500
Accumulated distributable earnings (loss)	(3,166)	(8,831)	568,992
NET ASSETS	$15,873,038	$38,666,507	$158,949,654
NET ASSET VALUE, per share	$19.84	$19.83	$20.25
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	800,002	1,950,002	7,850,002
Investments, at cost	$340,638	$1,158,493	$3,985,569
Premiums paid on options contracts purchased	$15,428,494	$37,249,188	$153,996,743
Premiums received on options contracts written	$14,332	$21,535	$106,090
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Operations
For the Period Ended October 31, 2025

	FT Vest 20+ Year Treasury & Target Income ETF (LTTI) (a)	FT Vest High Yield & Target Income ETF (HYTI) (a)	FT Vest Investment Grade & Target Income ETF (LQTI) (a)
INVESTMENT INCOME:
Dividends	$3,715	$7,758	$25,855
Interest	1,069	3,361	7,481
Total investment income	4,784	11,119	33,336

EXPENSES:
Investment advisory fees	47,141	91,390	306,227
Other expenses	856	1,328	3,338
Total expenses	47,997	92,718	309,565
NET INVESTMENT INCOME (LOSS)	(43,213)	(81,599)	(276,229)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Purchased options contracts	60,747	901,572	4,964,203
Written options contracts	33,648	(94,389)	(517,497)
In-kind redemptions - Purchased options contracts	—	705,810	—
In-kind redemptions - Written options contracts	—	(5,230)	—
Net realized gain (loss)	94,395	1,507,763	4,446,706
Net change in unrealized appreciation (depreciation) on:
Investments	(6)	(24)	(74)
Purchased options contracts	(2,694)	(7,326)	(21,899)
Written options contracts	(466)	(1,481)	(4,895)
Net change in unrealized appreciation (depreciation)	(3,166)	(8,831)	(26,868)
NET REALIZED AND UNREALIZED GAIN (LOSS)	91,229	1,498,932	4,419,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,016	$1,417,333	$4,143,609

(a)	Inception date is February 12, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Statements of Changes in Net Assets

	FT Vest 20+ Year Treasury & Target Income ETF (LTTI)	FT Vest High Yield & Target Income ETF (HYTI)	FT Vest Investment Grade & Target Income ETF (LQTI)
	Period Ended 10/31/2025 (a)	Period Ended 10/31/2025 (a)	Period Ended 10/31/2025 (a)
OPERATIONS:
Net investment income (loss)	$(43,213)	$(81,599)	$(276,229)
Net realized gain (loss)	94,395	1,507,763	4,446,706
Net change in unrealized appreciation (depreciation)	(3,166)	(8,831)	(26,868)
Net increase (decrease) in net assets resulting from operations	48,016	1,417,333	4,143,609

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(51,182)	(1,244,618)	(3,574,617)
Return of capital	(555,280)	—	—
Total distributions to shareholders	(606,462)	(1,244,618)	(3,574,617)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	19,320,886	59,508,549	160,395,906
Cost of shares redeemed	(2,889,402)	(21,014,757)	(2,015,244)
Net increase (decrease) in net assets resulting from shareholder transactions	16,431,484	38,493,792	158,380,662
Total increase (decrease) in net assets	15,873,038	38,666,507	158,949,654

NET ASSETS:
Beginning of period	—	—	—
End of period	$15,873,038	$38,666,507	$158,949,654

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—	—
Shares sold	950,002	3,000,002	7,950,002
Shares redeemed	(150,000)	(1,050,000)	(100,000)
Shares outstanding, end of period	800,002	1,950,002	7,850,002

(a)	Inception date is February 12, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout the period
FT Vest 20+ Year Treasury & Target Income ETF (LTTI)

Period Ended 10/31/2025 (a)

Net asset value, beginning of period	$19.89
Income from investment operations:
Net investment income (loss) (b)	(0.08)
Net realized and unrealized gain (loss)	1.11
Total from investment operations	1.03
Distributions paid to shareholders from:
Net realized gain	(0.09)
Return of capital	(0.99)
Total distributions	(1.08)
Net asset value, end of period	$19.84
Total return (c)	5.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,873
Ratio of total expenses to average net assets	0.66% (d) (e)
Ratio of net investment income (loss) to average net assets	(0.60)% (d)
Portfolio turnover rate (f)	0%

(a)	Inception date is February 12, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest High Yield & Target Income ETF (HYTI)

Period Ended 10/31/2025 (a)

Net asset value, beginning of period	$19.99
Income from investment operations:
Net investment income (loss) (b)	(0.08)
Net realized and unrealized gain (loss)	1.19
Total from investment operations	1.11
Distributions paid to shareholders from:
Net investment income	(0.52)
Net realized gain	(0.75)
Total distributions	(1.27)
Net asset value, end of period	$19.83
Total return (c)	5.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$38,667
Ratio of total expenses to average net assets	0.66% (d) (e)
Ratio of net investment income (loss) to average net assets	(0.58)% (d)
Portfolio turnover rate (f)	0%

(a)	Inception date is February 12, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund IV
Financial Highlights (Continued)
For a share outstanding throughout the period
FT Vest Investment Grade & Target Income ETF (LQTI)

Period Ended 10/31/2025 (a)

Net asset value, beginning of period	$20.07
Income from investment operations:
Net investment income (loss) (b)	(0.08)
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.30
Distributions paid to shareholders from:
Net realized gain	(1.12)
Net asset value, end of period	$20.25
Total return (c)	6.62%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$158,950
Ratio of total expenses to average net assets	0.66% (d) (e)
Ratio of net investment income (loss) to average net assets	(0.59)% (d)
Portfolio turnover rate (f)	0%

(a)	Inception date is February 12, 2025, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.65%.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund IV
October 31, 2025

1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a non-diversified series of the Trust. The shares of each Fund are listed and traded on the NYSE Arca, Inc.

FT Vest 20+ Year Treasury & Target Income ETF – LTTI(1)
FT Vest High Yield & Target Income ETF – HYTI(1)
FT Vest Investment Grade & Target Income ETF – LQTI(1)

(1)	Commenced investment operations on February 12, 2025.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund (“ETF”).
LTTI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing in U.S. Treasury securities and utilizing an option strategy consisting of purchasing and writing (selling) U.S. exchange-traded call options, including Flexible Exchange options (“FLEX Options”), on the iShares 20+ Year Treasury Bond ETF (the “Underlying ETF”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to U.S. Treasury securities.
HYTI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing in U.S. Treasury securities and utilizing an option strategy consisting of purchasing and writing (selling) U.S. exchange-traded call options, including FLEX Options, on the iShares iBoxx High Yield Corporate Bond ETF (the “Underlying ETF”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to high yield securities or income producing securities.
LQTI’s investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, the Fund will pursue its investment objectives by investing in U.S. Treasury securities and utilizing an option strategy consisting of purchasing and writing (selling) U.S. exchange-traded call options, including FLEX Options, on the iShares iBoxx Investment Grade Corporate Bond ETF (the “Underlying ETF”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to investment grade securities or income producing securities.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs within 15 minutes before or after the close of the respective exchange, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
Shares of open-end funds are valued based on NAV per share.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the sub-advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
13)
the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
14)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
Each Fund purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that each Fund holds that reference the Underlying ETF will give each Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether each Fund purchases or sells the option. The FLEX Options held by each Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. All options held by each Fund at October 31, 2025 are FLEX Options.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest 20+ Year Treasury & Target Income ETF	$51,182	$—	$555,280
FT Vest High Yield & Target Income ETF	1,244,618	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
FT Vest Investment Grade & Target Income ETF	$3,574,617	$—	$—
As of October 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
FT Vest 20+ Year Treasury & Target Income ETF	$—	$—	$(3,166)
FT Vest High Yield & Target Income ETF	—	—	(8,831)
FT Vest Investment Grade & Target Income ETF	595,860	—	(26,868)
E. Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2025 remains open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Funds had no non-expiring capital loss carryforwards available for federal income tax purposes.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
FT Vest 20+ Year Treasury & Target Income ETF	$43,213	$(43,213)	$—
FT Vest High Yield & Target Income ETF	590,788	(772,334)	181,546
FT Vest Investment Grade & Target Income ETF	276,229	(276,229)	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
FT Vest 20+ Year Treasury & Target Income ETF	$15,754,800	$—	$(3,166)	$(3,166)
FT Vest High Yield & Target Income ETF	38,386,146	—	(8,831)	(8,831)
FT Vest Investment Grade & Target Income ETF	157,876,222	—	(26,868)	(26,868)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Funds, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of each Fund’s assets and will pay Vest for its services as the Funds’ sub-advisor. Vest receives a sub-advisory fee equal to 0.20% of the average daily net assets of each Fund. Vest’s fee is paid by the Advisor out of its management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended October 31, 2025, the Funds had no purchases or sales of investments, excluding short-term investments and in-kind transactions. For securities transactions purposes, the options are considered short-term investments.
For the fiscal period ended October 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
FT Vest 20+ Year Treasury & Target Income ETF	$—	$—
FT Vest High Yield & Target Income ETF	—	18,823,851
FT Vest Investment Grade & Target Income ETF	—	—
5. Derivative Transactions
The following table presents the types of derivatives held by each Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
LTTI
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$15,425,800	Options contracts written, at value	$14,798
HYTI
Options contracts	Interest Rate Risk	Options contracts purchased, at value	37,241,862	Options contracts written, at value	23,016
LQTI
Options contracts	Interest Rate Risk	Options contracts purchased, at value	153,974,844	Options contracts written, at value	110,985

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended October 31, 2025, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	LTTI	HYTI	LQTI
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$60,747	$1,607,382	$4,964,203
Written options contracts	33,648	(99,619)	(517,497)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(2,694)	(7,326)	(21,899)
Written options contracts	(466)	(1,481)	(4,895)
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
The following table presents the premiums for purchased options contracts opened, premiums for purchased options contracts closed, exercised and expired, premiums for written options contracts opened, and premiums for written options contracts closed, exercised and expired, for the fiscal period ended October 31, 2025, on each Fund’s options contracts.

	Premiums for purchased options contracts opened	Premiums for purchased options contracts closed, exercised and expired	Premiums for written options contracts opened	Premiums for written options contracts closed, exercised and expired
LTTI	$55,931,593	$40,503,099	$425,835	$411,503
HYTI	132,485,602	95,236,414	558,596	537,061
LQTI	409,672,143	255,675,400	2,208,584	2,102,494
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund IV
October 31, 2025
of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 4, 2027.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of FT Vest 20+ Year Treasury & Target Income ETF, FT Vest High Yield & Target Income ETF, and FT Vest Investment Grade & Target Income ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund IV, including the portfolios of investments, as of October 31, 2025, the related statements of operations, changes in net assets, and financial highlights for the period from February 12, 2025 (commencement of investment operations), through October 31, 2025; and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of their operations, the changes in their net assets, and the financial highlights for the period from February 12, 2025 (commencement of investment operations), through October 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund IV
October 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal period ended October 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund IV (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	628,680,173 2,971,002
Thomas J. Driscoll** Votes For Votes Withheld	628,326,094 3,325,081
Richard E. Erickson* Votes For Votes Withheld	627,601,340 4,049,835
Thomas R. Kadlec* Votes For Votes Withheld	628,267,057 3,384,118
Denise M. Keefe*** Votes For Votes Withheld	628,669,113 2,982,062
Robert F. Keith* Votes For Votes Withheld	627,601,979 4,049,196
Niel B. Nielson* Votes For Votes Withheld	628,257,742 3,393,433
Bronwyn Wright*** Votes For Votes Withheld	379,700,285 251,950,890

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
Not applicable.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by each Fund during their applicable taxable period, none qualify either for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund IV
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 9 2026

* Print the name and title of each signing officer under his or her signature.